REGISTRATION NO. 2-83631/811-3738

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 74	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 73	[X]

VALIC COMPANY I

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2919 ALLEN PARKWAY

HOUSTON, TEXAS 77019

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

201.324.6369

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

KATHLEEN D. FUENTES, ESQ.

HARBORSIDE FINANCIAL CENTER

3200 PLAZA 5

JERSEY CITY, NJ 07311-4992

(NAME AND ADDRESS FOR AGENT FOR SERVICE)

THE CORPORATION TRUST COMPANY

300 EAST LOMBARD ST.

BALTIMORE, MARYLAND 21202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copy to:

DAVID M. LEAHY, ESQ.

SULLIVAN & WORCESTER LLP

1666 K STREET, N.W.

WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On September 28, 2016, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date), pursuant to paragraph (a)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALIC Company I

Prospectus, October 1, 2016

SAVING : INVESTING : PLANNING

VALIC Company I (“VC I”) is a mutual fund complex made up of 34 separate funds (each, a “Fund”, and collectively, the “Funds”). Each of the Funds has its own investment objective. Thirty-three of the Funds are explained in more detail in this prospectus.

Ticker Symbol:
Asset Allocation Fund	VCAAX
Blue Chip Growth Fund	VCBCX
Broad Cap Value Income Fund	VBCVX
Capital Conservation Fund	VCCCX
Core Equity Fund	VCCEX
Dividend Value Fund	VCIGX
Emerging Economies Fund	VCGEX
Foreign Value Fund	VCFVX
Global Real Estate Fund	VGREX
Global Social Awareness Fund	VCSOX
Global Strategy Fund	VGLSX
Government Money Market I Fund (formerly, Money Market I Fund)	VCIXX
Government Securities Fund	VCGSX
Growth Fund	VCULX
Growth & Income Fund	VCGAX
Health Sciences Fund	VCHSX
Inflation Protected Fund	VCTPX
International Equities Index Fund	VCIEX
International Government Bond Fund	VCIFX
International Growth Fund	VCINX
Large Cap Core Fund	VLCCX
Large Capital Growth Fund	VLCGX
Mid Cap Index Fund	VMIDX
Mid Cap Strategic Growth Fund	VMSGX
Nasdaq-100® Index Fund	VCNIX
Science & Technology Fund	VCSTX
Small Cap Aggressive Growth Fund	VSAGX
Small Cap Fund	VCSMX
Small Cap Index Fund	VCSLX
Small Cap Special Values Fund	VSSVX
Small-Mid Growth Fund	VSSGX
Stock Index Fund	VSTIX
Value Fund	VAVAX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

- i -

FUND SUMMARY: ASSET ALLOCATION FUND

Investment Objective

The Fund seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.21%
Total Annual Fund Operating Expenses(1)	0.71%

(1)	The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund (0.70%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among common stocks, intermediate- and long-term bonds (fixed income securities) and money market securities. As a result, the Fund’s investments may change often. The Fund can invest 100% of its assets in just one of these asset classes. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

Unlike an index fund, which tries to increase the money you invest by matching a specific index’s performance, the Fund tries to perform better than a blend of three market sectors measured by:

•	the S&P 500® Index;
•	the Barclays U.S. Aggregate Bond Index; and
•	Treasury-Bill 3 Month Index.

An asset allocation model is used to help the sub-adviser decide how to allocate the Fund’s assets. The model analyzes many factors that affect the performance of securities that comprise certain indexes.

Based on the model, the sub-adviser will normally allocate the Fund’s assets approximately according to the following asset classes:

• Common stocks and equity securities	55%
• Intermediate- and long-term bonds	35%
• High quality money market securities	10%

The Fund’s equity assets generally consist of large-cap common stocks. The Fund’s fixed income assets generally consist of investment grade corporate debt securities and U.S. Government securities. A significant portion of the Fund’s U.S. Government securities may be issued or guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”).

The allocation among the three asset classes may differ from the percentages referenced above at the sole discretion of the sub-adviser.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such

FUND SUMMARY: ASSET ALLOCATION FUND

other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Model Risk: The Fund’s asset allocation model may fail to produce the optimal portfolio allocation.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Liquidity Risk: If the active trading market for certain securities becomes limited or non-existent, it can become more difficult to sell the securities at or near their perceived value. This may cause the value of such securities and the Fund’s share price to fall dramatically.

U.S. Government Obligations Risk: U.S Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises, including FNMA and FHLMC, may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

FUND SUMMARY: ASSET ALLOCATION FUND

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index, a blended index and each of its components. The Blended Index is comprised of the S&P 500® Index (55%), the Barclays U.S. Aggregate Bond Index (35%) and the Citi Treasury Bill 3 Month Index (10%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 13.14% (quarter ending September 30, 2009) and the lowest return for a quarter was -10.95% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 1.19%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-0.45%	6.82%	6.19%
S&P 500® Index	1.38%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%
Citi Treasury Bill 3 Month Index	0.03%	0.05%	1.17%
Blended Index	1.19%	8.14%	6.00%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by PineBridge Investments LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Michael Kelly, CFA	2002	Managing Director, Global Head of Multi-Asset
Jose R. Aragon	2008	Senior Vice President and Portfolio Manager, Global-Multi Asset
Robert Vanden Assem, CFA	2002	Managing Director, Head of Investment Grade Fixed Income
Kate Faraday	2012	Sr. Vice President and Portfolio Manager/ Trader, Quantitative Equities
Agam Sharma	2016	Senior Vice President and Portfolio Manager, Global Multi-Asset

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: BLUE CHIP GROWTH FUND

Investment Objective

The Fund seeks long-term capital growth. Income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.73%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.84%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues long-term capital appreciation by investing, under normal circumstances, at least 80% of net assets in the common stocks of large- and mid-cap blue chip growth companies. Generally, large- and mid-cap stocks will include companies whose market capitalizations, at the time of purchase, are greater than or equal to the smallest company included in the Russell Midcap® Index. As of May 27, 2016, the market capitalization range of the companies in the Russell Midcap® Index was approximately $1.9 billion to $26.2 billion.

Blue chip growth companies are firms that, in the sub-adviser’s view, are well-established in their industries and have the potential for above-average earnings growth, which may include companies in the technology sector.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk: Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior

FUND SUMMARY: BLUE CHIP GROWTH FUND

earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.

Large- and Mid-Cap Company Risk: Investing primarily in large- and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, causing a wide variation in performance. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 18.54% (quarter ending March 31, 2012) and the lowest return for a quarter was -25.29% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -5.83%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	11.04%	15.45%	9.20%
S&P 500® Index	1.38%	12.57%	7.31%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by T. Rowe Price Associates, Inc.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Larry J. Puglia, CFA	2000	Vice President

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: BROAD CAP VALUE INCOME FUND

Investment Objective

The Fund seeks total return through capital appreciation with income as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.92%
Expense Reimbursement(1)	0.07%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$286	$502	$1,125

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. large- and mid-cap companies that the sub-adviser believes are undervalued. Generally, these companies will have a market capitalization of at least $1 billion, though the Fund may invest to a limited extent in small-cap companies.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks, but it may also invest in other equity securities that the sub-adviser believes provide opportunities for total return. In addition, the Fund may invest up to 20% of its net assets in foreign securities, including depositary receipts.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or

FUND SUMMARY: BROAD CAP VALUE INCOME FUND

company may prove incorrect, resulting in losses or underperformance.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large- and Mid-Cap Company Risk: Investing primarily in large- and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Small-Cap Company Risk: Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year

FUND SUMMARY: BROAD CAP VALUE INCOME FUND

and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 16.05% (quarter ending June 30, 2009) and the lowest return for a quarter was -19.19% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -0.14%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-1.33%	10.91%	6.49%
Russell 1000® Value Index	-3.83%	11.27%	6.16%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Mark Giambrone	2005	Managing Director and Portfolio Manager
Michael Nayfa, CFA	2014	Director, Portfolio Manager and Research Analyst
Terry Pelzel, CFA	2014	Director, Portfolio Manager and Research Analyst

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: CAPITAL CONSERVATION FUND

Investment Objective

The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.64%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

The Fund invests at least 75% of the Fund’s total assets at the time of purchase in investment-grade, intermediate- and long-term corporate bonds, including dollar denominated foreign corporate bonds, securities issued or guaranteed by the U.S. Government, mortgage- backed securities, asset-backed securities, securities issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), collateralized mortgage obligations (“CMOs”), and high quality money market securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the

FUND SUMMARY: CAPITAL CONSERVATION FUND

exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day.

Mortgage-Backed Securities Risk: Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers. CMOs, which are a type of mortgage-backed security, may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities.

Asset-Backed Securities Risk: Certain asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

U.S. Government Obligations Risk: U.S Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises, including FNMA and FHLMC, may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 5.62% (quarter ending September 30, 2009) and the lowest return for a quarter was -2.77%

FUND SUMMARY: CAPITAL CONSERVATION FUND

(quarter ending June 30, 2013). For the year-to-date through June 30, 2016, the Fund’s return was 4.97%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	0.20%	3.27%	3.99%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by PineBridge Investments LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Dana G. Burns	2008	Managing Director and Senior Portfolio Manager, Investment Grade Fixed Income
Robert Vanden Assem, CFA	2002	Managing Director and Head of Investment Grade Fixed Income

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: CORE EQUITY FUND

Investment Objective

The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.92%
Expense Reimbursement(1)	0.12%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.80%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$281	$498	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests primarily in quality large-cap companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in equity securities, consisting primarily of common stocks. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

FUND SUMMARY: CORE EQUITY FUND

Growth Style Risk: Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wellington Management Company LLP served as a sub-adviser from September 1, 1999 to March 5, 2007 and Edge Asset Management, Inc. (formerly, WM Advisors, Inc.) served as a co-sub-adviser from January 1, 2002 to March 5, 2007. BlackRock Investment Management, LLC (“BlackRock”) assumed sub-advisory duties of the Fund on March 5, 2007.

During the periods shown in the bar chart, the highest return for a quarter was 14.49% (quarter ending September 30, 2009) and the lowest return for a quarter was -20.75% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 0.21%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-1.85%	10.90%	5.39%
Russell 1000® Index	0.92%	12.44%	7.40%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by BlackRock.

FUND SUMMARY: CORE EQUITY FUND

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Peter Stournaras, CFA	2012	Managing Director
Bartlett Geer, CFA	2012	Managing Director
Carrie King	2013	Managing Director

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: DIVIDEND VALUE FUND

Investment Objective

The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.73%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.83%
Expense Reimbursement(1)	0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.82%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.82%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursement for one year. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$264	$460	$1,024

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities including common stock, preferred stock and convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend paying equity securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. In selecting portfolio securities, one of the sub-advisers will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or the sub-adviser believes such securities have particularly good prospects for capital appreciation. The other sub-adviser uses rules-based strategies to select portfolio securities and will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis.

The Fund may also invest in convertible securities and non-convertible preferred stock.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: DIVIDEND VALUE FUND

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-advisers may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Growth Style Risk: Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.

Income Producing Stock Availability Risk: Income producing common stock meeting the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors, thus limiting the ability of the Fund to produce current income while remaining fully diversified.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

FUND SUMMARY: DIVIDEND VALUE FUND

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective June 7, 2010, the Fund’s investment strategy changed from investing predominantly in large-cap companies with a value style to investing at least 80% of its assets in dividend paying equity securities, which may include both value- and growth-oriented styles.

Prior to June 7, 2010, the Fund was sub-advised by American Century Investment Management, Inc. BlackRock Investment Management, LLC (“BlackRock”) and SunAmerica Asset Management, LLC (“SAAMCo”) assumed co-sub-advisory duties for the Fund on June 7, 2010.

As of June 30, 2016, BlackRock managed approximately 60% of the Fund’s assets and SAAMCo managed approximately 40% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 15.59% (quarter ending June 30, 2009) and the lowest return for a quarter was -20.47% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 6.60%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-0.66%	11.44%	5.83%
Russell 1000® Value Index	-3.83%	11.27%	6.16%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by BlackRock and SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

BlackRock
Robert M. Shearer, CFA	2010	Managing Director and Portfolio Manager
David J. Cassese, CFA	2011	Director and Portfolio Manager
Tony DeSpirito	2014	Managing Director and Portfolio Manager

SAAMCo
Timothy Pettee	2013	Lead Portfolio Manager and Chief Investment Officer
Andrew Sheridan	2013	Co-Portfolio Manager and Vice President
Timothy Campion	2013	Co-Portfolio Manager and Vice President

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: EMERGING ECONOMIES FUND

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.78%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.97%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of value of its net assets in equity securities of emerging market companies and other investments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia,

Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Fund is not required to allocate its investments in any set percentages to any particular countries. The Fund is not constrained by company size or style limits and will invest across sectors. The Fund will invest in securities issued by companies of any size, although the Fund may invest a significant portion of its assets in companies of a particular market capitalization size at the discretion of the sub-adviser.

The Fund may overweight or underweight countries relative to its benchmark, the MSCI Emerging Markets Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund, from time to time, may invest a significant portion of its assets in one or more countries or regions.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Fund’s equity securities generally consist of common and preferred stock. The Fund may also invest in depositary receipts.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: EMERGING ECONOMIES FUND

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or regions may have a significant impact on the Fund’s investment performance.

Equity Securities Risk: The Fund invests principally in equity securities and is the subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Large-Cap Company Risk: Large-cap companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Hedging Risk: A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the

FUND SUMMARY: EMERGING ECONOMIES FUND

market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI Emerging Markets Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective October 1, 2011, J.P. Morgan Investment Management Inc. (“JPMIM”) assumed sub-advisory responsibilities for the Fund. From September 11, 2009 through September 30, 2011, BlackRock Financial Management, Inc. sub-advised the Fund. From inception through September 11, 2009, Putnam Investment Management, LLC was sub-adviser to the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 22.29% (quarter ending June 30, 2009) and the lowest return for a quarter was -24.29% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 5.56%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-14.54%	-4.09%	-1.69%
MSCI Emerging Markets Index (net)	-14.92%	-4.81%	3.61%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by JPMIM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Anuj Arora	2011	Managing Director
George Iwanicki	2011	Managing Director

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: FOREIGN VALUE FUND

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.67%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests predominantly in equity securities of companies located outside the U.S., including in emerging markets. The equity securities in which the Fund invests are primarily common stocks. Typically, the Fund will invest at least 80% of its net assets in “foreign securities,” as defined below, which may include emerging markets and depositary receipts.

Although the investment manager will search for investments across a large number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

When choosing equity investments for the Fund, the sub-adviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the sub-adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The sub-adviser also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests predominantly in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FUND SUMMARY: FOREIGN VALUE FUND

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 27.93% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.79% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 0.85%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-7.31%	1.33%	2.46%
MSCI EAFE Index (net)	-0.81%	3.60%	3.03%

FUND SUMMARY: FOREIGN VALUE FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Templeton Global Advisors Limited.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Tucker Scott, CFA	2008	Executive Vice President, Portfolio Manager and Research Analyst
Norman Boersma, CFA	2011	Chief Investment Officer, President and Portfolio Manager
Heather Arnold, CFA	2015	Executive Vice President, Director of Research, Portfolio Manager and Research Analyst

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: GLOBAL REAL ESTATE FUND

Investment Objective

The Fund seeks high total return through long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.72%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.85%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies. A company is considered a “real estate company” or “real estate-related company” if at least 50% of its net assets, gross income or net profits are attributable to ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The principal type of securities purchased by the Fund is common stock. The Fund’s investments in real estate and real estate-related companies may include real estate investment trusts (“REITs”), REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund may invest up to 75% of its total assets in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in the securities of issuers economically tied to Japan, the United Kingdom, Australia, Hong Kong, Singapore, China, Canada and Continental Europe. The Fund considers an investment tied economically to a country if the investment is exposed to the economic risks and returns of such country. From time to time, the Fund’s investments with respect to a particular country may exceed 25% of its investment portfolio.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-advisers may fail to produce the intended result.

FUND SUMMARY: GLOBAL REAL ESTATE FUND

The sub-advisers’ assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Real Estate Investments Risk: Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities. Substantial investments in a particular industry or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular industry, group of industries, or sector than a fund that invests more broadly.

REITs Risk: The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Synthetic Securities Risk: Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate and may be volatile. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those

FUND SUMMARY: GLOBAL REAL ESTATE FUND

of the Financial Times Stock Exchange European Public Real Estate Association / National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Invesco Advisers, Inc. (“Invesco”) is generally responsible for investing the portion of the Fund’s assets invested in domestic real estate securities. Goldman Sachs Asset Management, L.P. (“GSAM”) is generally responsible for investing the portion of the Fund’s assets invested in international real estate securities. As of June 30, 2016, GSAM managed approximately 51% of the Fund’s assets and Invesco managed approximately 49% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 27.35% (quarter ending June 30, 2009) and the lowest return for a quarter was -21.47% (quarter ending March 31, 2009). For the year-to-date through June 30, 2016, the Fund’s return was 6.29%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	Since Inception (3/10/2008)

Fund	0.01%	7.15%	4.65%
FTSE EPRA/ NAREIT Developed Index	0.05%	7.96%	4.82%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by GSAM and Invesco.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

GSAM
Frankie Chun Wah Lee	2011	Vice President and Portfolio Manager

Invesco
Joe Rodriguez, Jr.	2008	Managing Director, Head of Global Securities and Lead Portfolio Manager
Mark Blackburn, CFA	2008	Managing Director, Portfolio Manager
Paul Curbo, CFA	2008	Managing Director, Portfolio Manager
Ping-Ying Wang, PhD, CFA	2008	Managing Director, Portfolio Manager
Darin Turner	2009	Managing Director, Portfolio Manager
James Cowen	2015	Managing Director, Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

Investment Objective

The Fund seeks to obtain growth of capital through investment, primarily in equity securities of companies which meet the social criteria established for the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in domestic and foreign companies that meet the Fund’s social criteria of avoiding companies that are significantly engaged in the areas listed below. The Fund will generally invest in the equity securities of large- and mid- cap companies domiciled in the U.S., Europe, Japan and other developed markets. The Fund does not invest in companies that are significantly engaged in:

•	the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;
•	the manufacture or distribution of alcoholic beverages or tobacco products;
•	the operation of gambling-related businesses; and
•	the production of nuclear energy

The Fund also does not invest in companies that:

•	have a history of poor labor-management relations;
•	engage in businesses or have products that have a severely negative impact on the environment;
•	have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;
•	engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and
•	have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.

Under normal circumstances, the Fund will invest at least 80% of net assets in the equity securities of companies that meet the Fund’s social criteria located in at least three different countries, with at least 40% of net assets in foreign securities, or if conditions are unfavorable, at least 30% of net assets in foreign securities. The sub-adviser may change the allocation between U.S. and foreign securities provided that the Fund’s investments in foreign securities do not exceed 75% of net assets.

In addition, the Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. Social criteria may cause active or frequent trading of portfolio securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Social Criteria Risk: Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large- and Mid-Cap Company Risk: Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations

FUND SUMMARY: GLOBAL SOCIAL AWARENESS FUND

(“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Warrant Risk: A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI World Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

SunAmerica Asset Management, LLC (“SAAMCo”) assumed sub-advisory responsibilities on June 16, 2014. Prior to this time, the Fund was sub-advised by PineBridge Investments LLC.

During the periods shown in the bar chart, the highest return for a quarter was 21.35% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.46% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 1.62%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-0.33%	8.83%	5.02%
MSCI World Index (net)	-0.87%	7.59%	4.98%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2014	Senior Vice President and Lead Portfolio Manager
Kara Murphy	2014	Senior Vice President, Chief Investment Officer and Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: GLOBAL STRATEGY FUND

Investment Objective

The Fund seeks high total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.64%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market securities. The equity securities in which the Fund invests are primarily common stock. The Fund may invest in debt obligations of any maturity, such as bonds, notes, bills and debentures. The mix of investments will be adjusted in an effort to capitalize on the total return potential produced by changing economic conditions throughout the world. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

There are no minimum or maximum percentage targets for each asset class, though under normal market conditions the Fund invests 50% to 80% of its assets in equity securities. Although the Fund may buy bonds rated in any category, including bonds that are rated below investment grade, it generally focuses on “investment grade” bonds.

In addition, under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities, including foreign equity securities and foreign sovereign debt securities. Although the Fund generally invests in securities of issuers located in developed countries, the Fund may invest up to 50% of its total assets in securities of issuers located in emerging markets.

The Fund regularly uses various currency related transactions involving derivative instruments, including currency and cross currency forwards and currency and currency index futures contracts. The Fund may maintain significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and swap agreements (which may include interest rate and credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve

FUND SUMMARY: GLOBAL STRATEGY FUND

its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-advisers may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or regions may have a significant impact on the Fund’s investment performance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Credit Risk: The issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions. When currency forwards are used by the Fund for hedging purposes, there is a risk that due to imperfect correlations, the currency forwards will not fully hedge against adverse changes in foreign currency values or, under extreme market conditions, will not provide any hedging benefit. The successful use of currency forwards for non-hedging purposes usually depends on the portfolio managers’ ability to forecast movements in foreign currency values and may be speculative. Should these values move in unexpected ways, the Fund may not achieve the anticipated benefit from using currency forwards, and it may realize losses, which could be significant.

Credit Default Swap Risk: Credit default swaps increase counterparty risk for the Fund as the buyer. The absence of a central exchange or market for swap transactions may lead to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Junk Bond Risk: High yielding, high risk fixed income securities (“junk bonds”), may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.

Income Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Counterparty Risk: Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

FUND SUMMARY: GLOBAL STRATEGY FUND

Foreign Sovereign Debt Risk: Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-advisers’ judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value a sub-adviser has placed on it.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI Index (net) and a blended index, which is composed of the J.P. Morgan GBI Global (unhedged) (40%) and the MSCI ACWI Index (60%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Franklin Advisers, Inc. (“Franklin Advisers”) manages the fixed income assets of the Fund. Templeton Investment Counsel, LLC (“Templeton Investment”) manages the equity assets of the Fund. As of June 30, 2016, Franklin Advisers managed approximately 40% of the Fund’s assets and Templeton Investment managed approximately 60% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may change, at the adviser’s discretion, from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 14.42% (quarter ending June 30, 2009) and the lowest return for a quarter was -13.53% (quarter ending September 30, 2011). For the year-to-date through June 30, 2016, the Fund’s return was -2.63%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-4.76%	6.14%	7.02%
MSCI ACWI (net)	-2.36%	6.09%	4.75%
JPM GBI Global (unhedged)	-2.61%	0.34%	3.79%
Blended Index	-2.22%	3.97%	4.73%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Franklin Advisers and Templeton Investment.

FUND SUMMARY: GLOBAL STRATEGY FUND

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Franklin Advisers
Michael Hasenstab, Ph.D.	2005	Executive Vice President, Portfolio Manager and Chief Investment Officer
Christine Zhu	2014	Portfolio Manager and Quantitative Research Analyst

Templeton Investment
Peter A. Nori, CFA	2005	Executive Vice President, Portfolio Manager and Research Analyst
Heather Waddell, CFA	2012	Executive Vice President, Portfolio Manager and Research Analyst
Antonio T. Docal, CFA	2005	Executive Vice President, Deputy Director of Research, Portfolio Manager and Research Analyst

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: GOVERNMENT MONEY MARKET I FUND (FORMERLY, MONEY MARKET I FUND)

Investment Objective

The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.51%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$285	$640

Principal Investment Strategies of the Fund

The Fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by cash and/or U.S. Government securities. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and/or repurchase agreements that are collateralized by U.S. Government securities. A “government money market fund” under Rule 2a-7, such as the Fund, may, but is not required to, impose liquidity fees and redemption gates. The Fund’s Board of Directors has determined that the Fund will not be subject to the liquidity fee and redemption gate provisions of Rule 2a-7, although the Board may elect to impose liquidity fees or redemption gates in the future.

The Fund is a money market fund and seeks to maintain a stable share price of $1.00. In order to do this, the Fund must follow rules of the Securities and Exchange Commission (“SEC”) as to the liquidity, diversification and maturity of its investments.

Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The following is a summary of the principal risks of investing in the Fund.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments. Credit risk is expected to be low for the Government Money Market I Fund because of its investment in U.S. Government securities.

Interest Rate Risk: While the Fund will invest primarily in short-term securities, you should be aware that the value of the Fund’s investments may be subject to changes in interest rates. A decline in interest rates will generally affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value (“NAV”) of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of your investment in the Fund. In addition, when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Repurchase Agreements Risk: Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a

FUND SUMMARY: GOVERNMENT MONEY MARKET I FUND (FORMERLY, MONEY MARKET I FUND)

mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of the Fund to decline.

U.S. Government Obligations Risk:  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Citi Treasury Bill 3 Month Index. Prior to September 28, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold as part of its principal investment strategy. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 1.22% (quarter ending December 31, 2006) and the lowest return for a quarter 0.00% (quarter ending March 31, 2015). For the year-to-date through June 30, 2016, the Fund’s return was 0.00%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	0.01%	0.01%	1.17%
Citi Treasury Bill 3 Month Index	0.03%	0.05%	1.17%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SunAmerica Asset Management, LLC.

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: GOVERNMENT SECURITIES FUND

Investment Objective

The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.64%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests at least 80% of net assets in intermediate- and long-term U.S. Government and government-sponsored debt securities.

The Fund may also invest in mortgage-backed securities, asset-backed securities, repurchase agreements, high quality corporate debt securities and high quality domestic money market securities. In addition, the Fund may invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

FUND SUMMARY: GOVERNMENT SECURITIES FUND

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mortgage-Backed Securities Risk: Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers.

Asset-Backed Securities Risk: Certain asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Repurchase Agreements Risk: Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of the Fund to decline.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays U.S. Government Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective, August 5, 2013, J.P. Morgan Investment Management Inc. (“JPMIM”) assumed management of the Fund. Prior to this time, the Fund was co-sub-advised by JPMIM and SunAmerica Asset Management, LLC (“SAAMCo”).

During the periods shown in the bar chart, the highest return for a quarter was 6.87% (quarter ending December 31, 2008) and the lowest return for a quarter was -3.36% (quarter ending December 31, 2010). For the year-to-date through June 30, 2016, the Fund’s return was 4.82%.

FUND SUMMARY: GOVERNMENT SECURITIES FUND

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	0.81%	3.01%	3.52%
Barclays U.S. Government Bond Index	0.86%	2.77%	4.10%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by JPMIM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Michael Sais	2011	Managing Director and Portfolio Manager
Robert Manning	2011	Executive Director and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: GROWTH FUND

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and/or Expense Reimbursement(1)(2)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	0.76%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to waive its advisory fee through September 30, 2017, so that the advisory fee payable by the Fund to VALIC equals 0.68% of the first $500 million of the Fund’s average daily net assets, 0.62% of the next $500 million of the Fund’s average daily net assets, 0.59% of the next $500 million of the Fund’s average daily net assets and 0.56% of the Fund’s average daily net assets thereafter. This Advisory Fee Waiver Agreement will continue in effect from year to year thereafter provided such continuance is agreed to by VALIC and approved by the Fund’s Board of Directors, including a majority of the Board’s Independent Directors.

(2)	The expense table above has been restated to reflect a complete fiscal year of the contractual Advisory Fee Waiver Agreement that was instituted on February 1, 2016.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses includes fee waivers for one year. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$254	$445	$997

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund attempts to achieve its investment objective by allocating its assets among four investment strategies: a growth strategy, a U.S. premier large cap growth strategy, a disciplined growth strategy and an international growth strategy. The sub-adviser employs both strategic and tactical approaches when allocating the Fund’s assets among the four strategies, and seeks to strategically diversify the Fund’s assets while maintaining the flexibility to tactically allocate its investments among the four strategies in response to market conditions and other factors.

The following chart shows the sub-adviser’s projected strategic and tactical allocation targets or ranges for each strategy (as a percentage of the Fund’s assets). These percentages reflect approximations of the projected asset allocations under normal market conditions and may be rebalanced from time to time, at the discretion of the sub-adviser.

	Growth Strategy	U.S. Premier Large Cap Growth Strategy	Disciplined Growth Strategy	International Growth Strategy
Strategic allocation targets	35%	35%	20%	10%
Tactical allocation ranges	15-55%	15-55%	0-45%	0-20%

With respect to the growth strategy, under normal market conditions, the sub-adviser invests primarily in large-cap, U.S. companies that the sub-adviser believes are demonstrating business improvements, such as accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business.

With respect to the U.S. premier large cap growth strategy, the sub-adviser invests primarily in large- cap, U.S. companies. Under normal market conditions, the sub-adviser seeks securities of companies whose earnings or

FUND SUMMARY: GROWTH FUND

revenues are not only growing but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth and other signs of business improvement, the sub-adviser considers companies demonstrating price strength relative to their peers.

With respect to the disciplined growth strategy, the sub-adviser invests primarily in large-cap, publicly traded U.S. companies with a market capitalization greater than $2 billion, using quantitative management techniques in a two-step process. This process first employs an objective set of measures, including valuation, quality, growth and sentiment, to rank stocks, and then uses a quantitative model to build a portfolio of stocks from the ranking in order to provide what the sub-adviser believes represents the optimal balance between risk and expected return.

With respect to the international growth strategy, the sub-adviser invests primarily in equity securities of issuers located in developed countries world-wide (excluding the United States). Under normal market conditions, the sub-adviser seeks securities of companies whose earnings, revenues or key business fundamentals are not only growing, but growing at an accelerating pace. The sub-adviser believes that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

While the growth, U.S. premier large cap growth and disciplined growth strategies invest primarily in U.S. companies, they may also invest in securities of foreign companies, including companies located in emerging markets. In addition, the Fund may invest up to 20% of its net assets in foreign securities, including emerging market securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Asset Allocation Risk: The Fund’s ability to achieve its investment objective depends in part on the sub-adviser’s skill in determining the Fund’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that the sub-adviser may favor an investment strategy that performs poorly relative to other investment strategies.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than

FUND SUMMARY: GROWTH FUND

investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

Growth Style Risk: Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Information Risk: When the quantitative models (“Models”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplies historical data. All models are susceptible to input errors that may cause the resulting information to be incorrect.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Price Volatility Risk: The Fund’s investment strategy may subject the Fund’s portfolio to increased volatility. Volatility may cause the value of the Fund’s portfolio to fluctuate significantly in the short term.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the

Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 16.27% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.80% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -0.89%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	3.08%	11.31%	6.90%
Russell 1000® Growth Index	5.67%	13.53%	8.53%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by American Century Investment Management, Inc.

FUND SUMMARY: GROWTH FUND

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Scott Wilson, CFA	2016	Vice President and Portfolio Manager
Richard Weiss	2016	Senior Vice President and Senior Portfolio Manager
Gregory J. Woodhams, CFA	2007	Chief Investment Officer, U.S. Growth Equity - Large Cap, Senior Vice President and Senior Portfolio Manager
Justin M. Brown, CFA	2016	Vice President and Portfolio Manager
Keith Lee, CFA	2016	Vice President and Senior Portfolio Manager
Michael Li	2016	Vice President and Portfolio Manager
Jeffrey Bourke, CFA	2016	Portfolio Manager
Yulin Long, CFA	2016	Vice President, Portfolio Manager, and Senior Quantitative Analyst
Lynette Pang, CFA	2007	Portfolio Manager
Rajesh Gandhi, CFA	2016	Vice President and Senior Portfolio Manager
James G. Gendelman	2016	Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: GROWTH & INCOME FUND

Investment Objective

The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.91%
Expense Reimbursement(1)	0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$284	$498	$1,114

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in stocks that will provide current income. The sub-adviser uses a bottom-up, disciplined investment process. The sub-adviser seeks to achieve the Fund’s investment objective through stock selection grounded in proprietary fundamental research and disciplined portfolio construction. Individual securities are ranked within industry sectors based on the attractiveness of their valuations. The sub-adviser believes this approach may reduce the market timing, sector and style risks typically associated with active portfolio management while maintaining risk characteristics similar to the Fund’s benchmark.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities. The Fund principally invests in large-cap companies.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: GROWTH & INCOME FUND

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Growth Style Risk: Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-advisers’ judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value a sub-adviser has placed on it.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

J.P. Morgan Investment Management, Inc. (“JPMIM”) assumed sub-advisory responsibility on September 16, 2013. Prior to such time, the Fund was sub-advised by SunAmerica Asset Management, LLC (“SAAMCo”).

During the periods shown in the bar chart, the highest return for a quarter was 15.82% (quarter ending June 30, 2009) and the lowest return for a quarter was -23.06% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 2.50%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-0.09%	10.40%	5.77%
S&P 500® Index	1.38%	12.57%	7.31%

FUND SUMMARY: GROWTH & INCOME FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by JPMIM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Raffaele Zingone	2013	Managing Director
Tim Snyder	2013	Executive Director

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: HEALTH SCIENCES FUND

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.98%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.09%
Fee Waiver and/or Expense Reimbursement(1)(2)	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.05%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to waive its advisory fee through September 30, 2017, so that the advisory fee payable by the Fund to VALIC equals 0.97% of the Fund’s average daily net assets when the Fund’s assets are between $700 million and $750 million and equals 0.94% of the Fund’s average daily net assets when the Fund’s assets exceed $750 million. This Fee Waiver Agreement will continue in effect from year to year thereafter provided such continuance is agreed to by VALIC and approved by the Fund’s Board of Directors, including a majority of the Board’s Independent Directors.

(2)	The expense table above has been restated to reflect a complete fiscal year of the contractual Fee Waiver Agreement that was instituted on August 17, 2015

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include fee waivers for one year. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$343	$597	$1,325

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”). While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large- and mid-cap companies.

The Fund’s sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, medical products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

While most assets will be invested in U.S. common stocks, the Fund may invest in foreign stocks, consistent with the Fund’s objective. The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S.

In addition, the Fund writes call and put options primarily as a means of generating additional income. Normally, the Fund will own the securities on which it writes these options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility. The Fund also uses options to hedge against losses and to lock-in gains when stocks appreciate.

In pursuing its investment objective, the sub-adviser has the discretion to deviate from its normal investment criteria, as described in this Fund Summary, when it perceives an opportunity for substantial appreciation. These situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development or a change in management. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These

FUND SUMMARY: HEALTH SCIENCES FUND

loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Health Sector Risk: Since the Fund is concentrated in the health sciences industry, the Fund is less diversified than funds investing in a broader range of industries and could experience significant volatility. The Fund may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses such as hospital management and managed care. Developments that could adversely affect the Fund include: increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding or price controls imposed by a government, product liability or other litigation and the obsolescence of popular products. The implementation of the Affordable Care Act and other reforms could materially and adversely affect the manner in which health care companies conduct business and their results of operations, financial position and cash flows.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions. Writing options exposes the Fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the fund to buy or sell the security at a price that is disadvantageous to the Fund.

Hedging Risk: A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large- and Mid-Cap Company Risk: Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

FUND SUMMARY: HEALTH SCIENCES FUND

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Health Care Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 18.07% (quarter ending March 31, 2012) and the lowest return for a quarter was -19.49% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -8.50%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	12.65%	26.65%	16.11%
S&P 500® Health Care Index	6.90%	20.27%	10.70%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by T. Rowe Price Associates, Inc.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Ziad Bakri	2016	Vice President and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: INFLATION PROTECTED FUND

Investment Objective

The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.59%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.

Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers (“CPI-U”) with respect to domestic issuers.

The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB– or higher by Standard & Poor’s Ratings Services. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Risks of Investing in Inflation-Indexed Securities: If the interest rate rises for reasons other than inflation, the value of inflation-indexed securities can be negatively impacted. In certain interest rate environments, such instruments may experience greater losses than other fixed income securities with similar durations.

Risks of Inflation Indexing Methodology: An inflation index may not accurately measure the real rate of inflation in the prices of goods and services, whether for the U.S. or a foreign country. Market perceptions of adjustment times or a lag between the time a security is adjusted for inflation and the time interest is paid can each adversely affect an

FUND SUMMARY: INFLATION PROTECTED FUND

inflation-indexed security, particularly during periods of significant, rapid changes in inflation.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

Currency Risk: Because the Fund’s foreign investments may be denominated in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Foreign Sovereign Debt Risk: Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Barclays U.S. Treasury Inflation-Protected Securities (“TIPS”) Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

FUND SUMMARY: INFLATION PROTECTED FUND

During the periods shown in the bar chart, the highest return for a quarter was 4.00% (quarter ending December 31, 2007) and the lowest return for a quarter was -5.98% (quarter ending June 30, 2013). For the year-to-date through June 30, 2016, the Fund’s return was 4.95%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-3.01%	2.02%	3.08%
Barclays U.S. TIPS Index	-1.44%	2.55%	3.93%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by PineBridge Investments LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Robert Vanden Assem, CFA	2004	Managing Director and Head of Investment Grade Fixed Income
Amit Agrawal	2010	Managing Director and Senior Portfolio Manager, Investment Grade Fixed Income

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: INTERNATIONAL EQUITIES INDEX FUND

Investment Objective

The Fund seeks long-term capital growth through investments in equity securities that, as a group, are expected to provide investment results closely corresponding to the performance of the MSCI EAFE Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.14%
Total Annual Fund Operating Expenses(1)	0.44%

(1)	The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund (0.43%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of large- and mid-cap companies in developed countries outside the U.S. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset

FUND SUMMARY: INTERNATIONAL EQUITIES INDEX FUND

classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Large- and Mid-Cap Company Risk: Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

SunAmerica Asset Management, LLC (“SAAMCo”) assumed sub-advisory responsibilities on June 16, 2014. Prior to this time, the Fund was sub-advised by PineBridge Investments LLC.

During the periods shown in the bar chart, the highest return for a quarter was 25.37% (quarter ending June 30, 2009) and the lowest return for a quarter was -20.95% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return -3.22%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years		10 Years

Fund	-1.00%	2.5	2%	1.89%
MSCI EAFE Index (net)	-0.81%	3.6	0%	3.03%

FUND SUMMARY: INTERNATIONAL EQUITIES INDEX FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2014	Senior Vice President and Lead Portfolio Manager
Andrew Sheridan	2014	Senior Vice President and Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: INTERNATIONAL GOVERNMENT BOND FUND

Investment Objective

The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.64%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.

Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities (“junk bonds”). Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions.

Additionally, the sub-adviser may attempt to hedge currency exposure, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. The Fund may invest significantly in government securities of emerging market countries.

The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Call or Prepayment Risk: During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

FUND SUMMARY: INTERNATIONAL GOVERNMENT BOND FUND

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Hedging Risk: A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position (often through a derivative instrument, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Foreign Sovereign Debt Risk: Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Junk Bond Risk: High yielding, high risk fixed income securities (“junk bonds”), may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Non-Diversification Risk: Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the

FUND SUMMARY: INTERNATIONAL GOVERNMENT BOND FUND

amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Citigroup World Government Bond Index (WGBI) (unhedged), the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified Index and a blended index, which is composed of the Citigroup WGBI (unhedged) (70%) and the J.P. Morgan EMBI Global Diversified Index (30%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 9.12% (quarter ending September 30, 2010) and the lowest return for a quarter -4.55% (quarter ending June 30, 2013). For the year-to-date through June 30, 2016, the Fund’s return was 10.05%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years		10 Years

Fund	-3.32%	0.9	8%	3.82%
Citigroup WGBI (unhedged)	-3.57%	-0.0	8%	3.42%
JPMorgan EMBI Global Diversified Index	1.18%	5.3	6%	6.86%
Blended Index	-2.13%	1.5	6%	4.52%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by PineBridge Investments LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Anders Faergemann	2009	Managing Director and Investment Manager, Emerging Markets Fixed Income
Dmitri Savin	2016	Portfolio Manager, Emerging Markets Fixed Income

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: INTERNATIONAL GROWTH FUND

Investment Objective

The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.92%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.06%
Fee Waiver and/or Expense Reimbursement(1)(2)	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.00%

(1)	Pursuant to an Amended and Restated Advisory Fee Waiver Agreement effective September 1, 2016, through September 30, 2017, the investment adviser, The Variable Annuity Life Insurance Company, is contractually obligated to waive its advisory fee so that the advisory fee payable by the Fund to VALIC equals 0.89% of average monthly assets on the first $250 million, 0.84% on the next $250 million, 0.79% on the next $500 million and 0.74% thereafter. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of the Fund, including a majority of the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended.

(2)	The expense table above has been restated to reflect a complete fiscal year of the fee waiver agreement that was instituted on September 1, 2016.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$331	$579	$1,289

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Each of the Fund’s sub-advisers uses a proprietary investment strategy to invest in stocks of companies that they believe will increase in value over time. Each sub-adviser’s investment strategy uses a bottom-up approach to stock selection. This means that the sub-advisers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. The Fund will usually purchase equity securities of foreign companies. The Fund’s equity securities will generally consist of common stock, depositary receipts and preferred stock.

The Fund may also invest a portion of its assets in forward currency exchange contracts, non-leveraged futures and option contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities.

The Fund invests primarily in securities of large-cap issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-cap issuers.

The Fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. In addition, the Fund may invest up to 20% of its net assets in the securities of emerging market (non-developed) countries.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

FUND SUMMARY: INTERNATIONAL GROWTH FUND

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions.

Foreign Sovereign Debt Risk: Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Credit Risk: The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Interest Rate Risk: The value of fixed income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it

FUND SUMMARY: INTERNATIONAL GROWTH FUND

assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Growth Style Risk: Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Price Volatility Risk: The Fund’s investment strategy may subject the Fund’s portfolio to increased volatility. Volatility may cause the value of the Fund’s portfolio to fluctuate significantly in the short term.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Preferred Stock Risk: Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

American Century Investment Management, Inc. (“American Century”) has served as sub-adviser of the Fund since its inception. Invesco Advisers, Inc. (“Invesco”) and Massachusetts Financial Services Company (“MFS”) have served as co-sub-advisers since June 20, 2005. As of June 30, 2016, American Century managed approximately 47% of the Fund’s assets, Invesco managed approximately 28% of the Fund’s assets and MFS managed approximately 25% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 21.24% (quarter ending June 30, 2009) the lowest return for a quarter -20.83% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -4.03%.

FUND SUMMARY: INTERNATIONAL GROWTH FUND

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-0.49%	4.69%	4.89%
MSCI EAFE Index (net)	-0.81%	3.60%	3.03%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by American Century, Invesco and MFS.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

American Century
Rajesh Gandhi, CFA	2008	Vice President and Senior Portfolio Manager
James G. Gendelman, CFA	2015	Vice President and Portfolio Manager

Invesco
Clas Olsson	2005	Managing Director, CIO of Invesco’s International Growth and Global Growth Investment Management Unit and Senior Portfolio Manager
Mark Jason, CFA	2011	Senior Portfolio Manager
Brent Bates, CFA	2013	Senior Portfolio Manager
Richard Nield, CFA	2013	Senior Portfolio Manager
Matthew Dennis, CFA	2005	Senior Portfolio Manager

MFS
Marcus L. Smith*	2005	Investment Officer and Portfolio Manager
Daniel Ling, CFA	2009	Investment Officer and Portfolio Manager
Filipe M.G. Benzinho	2016	Investment Officer and Portfolio Manager

*	As of April 1, 2017, Marcus L. Smith will no longer be a portfolio manager of the Fund.

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: LARGE CAP CORE FUND

Investment Objective

The Fund seeks capital growth with the potential for current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.83%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of large-cap U.S. companies. The Fund invests in equity securities of

U.S. companies that have large market capitalization (generally over $2 billion) that the sub-adviser believes are undervalued and have the potential for long-term growth and current income.

In addition, the Fund may invest up to 20% of its net assets in foreign securities, including depositary receipts. Depositary receipts are issued by a bank or trust company reflecting ownership of underlying securities issued by foreign governments.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund generally invests in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset

FUND SUMMARY: LARGE CAP CORE FUND

classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Growth Style Risk: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Value Style Risk: Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Sub-adviser’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Prior to November 14, 2011, the Fund was sub-advised by Wells Capital Management Incorporated. Columbia Management Investment Advisers, LLC (“Columbia”) assumed sub-advisory duties effective November 14, 2011.

During the periods shown in the bar chart, the highest return for a quarter was 18.89% (quarter ending June 30, 2009) and the lowest return for a quarter -21.87% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 2.27%.

FUND SUMMARY: LARGE CAP CORE FUND

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	3.05%	13.27%	9.47%
Russell 1000® Index	0.92%	12.44%	7.40%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Columbia.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Guy W. Pope, CFA	2011	Senior Portfolio Manager and Head of Contrarian Core Strategy

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: LARGE CAPITAL GROWTH FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.64%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.75%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in common stocks.

Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell 1000® Index was approximately $1.9 billion to $549.6 billion.

The Fund’s sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Fund’s sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

The Fund may invest up to 25% of its total assets in foreign securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that

FUND SUMMARY: LARGE CAPITAL GROWTH FUND

stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large-Cap Company Risk: Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Growth Style Risk: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

On September 16, 2013, Massachusetts Financial Services Company (“MFS”) became the Fund’s sub-adviser. Prior to such time, the Fund was sub-advised by SunAmerica Asset Management, LLC (“SAAMCo”) and Invesco Advisers, Inc.

During the periods shown in the bar chart, the highest return for a quarter was 17.48% (quarter ending March 31, 2012) the lowest return for a quarter -21.95% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 4.08%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-0.01%	9.13%	5.93%
Russell 1000® Growth Index	5.67%	13.53%	8.53%

FUND SUMMARY: LARGE CAPITAL GROWTH FUND

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by MFS.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Jeffrey C. Constantino	2013	Investment Officer and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: MID CAP INDEX FUND

Investment Objective

The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.36%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset

FUND SUMMARY: MID CAP INDEX FUND

classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P MidCap 400® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective December 1, 2009, SunAmerica Asset Management, LLC (“SAAMCo”) replaced PineBridge Investments LLC as sub-adviser of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 20.19% (quarter ending September 30, 2009) and the lowest return for a quarter was -26.30% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 7.93%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-2.50%	10.34%	7.87%
S&P MidCap 400® Index	-2.18%	10.68%	8.18%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Lead Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: MID CAP STRATEGIC GROWTH FUND

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.83%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The sub-advisers seek long-term capital growth by investing primarily in growth-oriented equity securities of domestic and foreign mid-cap companies.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Growth Index to the market capitalization of the largest company in the Russell Midcap® Growth Index during the most recent 12-month period. As of June 30, 2016, the market capitalization range of the companies in the Russell Midcap® Growth Index was approximately $1.1 billion to $28.6 billion.

The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may also invest in private placements.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk: The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

FUND SUMMARY: MID CAP STRATEGIC GROWTH FUND

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Growth Style Risk: Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Privately Placed Securities Risk: The Fund’s investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Morgan Stanley Investment Management Inc. (“Morgan Stanley”) served as a sub-adviser from the Fund’s inception through December 7, 2015. Janus Capital Management LLC (“Janus”) assumed sub-advisory duties of the Fund effective December 7, 2015. PineBridge Investments LLC served as a sub-adviser from the Fund’s inception through March 22, 2011. Allianz Global Investors U.S. LLC (“AllianzGI”) assumed sub-advisory duties of the Fund effective March 22, 2011.

As of June 30, 2016, Janus managed approximately 61% of the Fund’s assets and AllianzGI managed approximately 39% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

FUND SUMMARY: MID CAP STRATEGIC GROWTH FUND

During the periods shown in the bar chart, the highest return for a quarter was 24.25% (quarter ending June 30, 2009) the lowest return for a quarter -27.30% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 3.55%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-2.63%	7.25%	6.53%
Russell Midcap Growth Index	-0.20%	11.54%	8.16%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Janus and AllianzGI.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Janus
Brian Demain, CFA	2015	Co-Portfolio Manager
Cody Wheaton, CFA	2016	Co-Portfolio Manager

AllianzGI
Steven Klopukh, CFA	2011	Senior Portfolio Manager
Tim M. McCarthy, CFA	2014	Director and Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: NASDAQ-100® INDEX FUND

Investment Objective

The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.56%
Expense Reimbursement(1)	0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.53%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.53%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$176	$310	$699

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in stocks that are included in the Index. The Index represents the largest and most active non-financial domestic and international securities listed on The NASDAQ Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund’s net assets in companies that are listed in the Index. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity. The Fund is a non-diversified fund, which means that it will invest in a smaller number of issuers than a diversified fund.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index.

Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial

FUND SUMMARY: NASDAQ-100® INDEX FUND

institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, causing a wide variation in performance. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.

Equity Securities Risk: The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Non-Diversification Risk: Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Nasdaq-100® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From January 1, 2002 through November 30, 2009, PineBridge Investments LLC (and its predecessors) (“PineBridge”) served as sub-adviser of the Fund. Effective December 1, 2009, SunAmerica Asset Management, LLC (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

FUND SUMMARY: NASDAQ-100® INDEX FUND

During the periods shown in the bar chart, the highest return for a quarter was 21.22% (quarter ending March 31, 2012) and the lowest return for a quarter -24.79% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -3.40%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	9.19%	16.48%	11.26%
Nasdaq-100® Index	9.75%	17.09%	11.82%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Lead Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: SCIENCE & TECHNOLOGY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.88%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.99%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology.

Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings (“IPOs”), and a portion of the Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as the Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may invest up to 50% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 30% of its total assets in companies organized or headquartered in emerging market countries, but no more than 20% of its total assets may be invested in any one emerging market country. The Fund may also invest in privately placed securities.

The sub-advisers may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk:  The investment style or strategy used by a sub-adviser may fail to produce the intended result. A sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the

FUND SUMMARY: SCIENCE & TECHNOLOGY FUND

rapidly changing field of technology. For example, products and services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Equity Securities Risk:  The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Currency Risk:  Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Geographic Risk: If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

IPO Risk: Share prices of newly-public companies may fluctuate significantly over short periods of time.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Privately Placed Securities Risk: The Fund’s investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund

FUND SUMMARY: SCIENCE & TECHNOLOGY FUND

realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P® North American Technology Sector Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has served as sub-adviser of the Fund since its inception. Allianz Global Investors U.S. LLC (“AllianzGI”) and Wellington Management Company LLP (“Wellington Management”) assumed co-sub-advisory duties on September 19, 2005 and on January 29, 2007, respectively.

As of June 30, 2016, AllianzGI, T. Rowe Price and Wellington Management managed approximately 37%, 33% and 30% of the Fund’s assets, respectively. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the periods shown in the bar chart, the highest return for a quarter was 23.21% (quarter ending June 30, 2009) and the lowest return for a -27.16% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -0.97%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	7.88%	13.15%	9.69%
S&P® North American Technology Sector Index	9.91%	14.26%	9.97%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by AllianzGI, T. Rowe Price and Wellington Management.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

AllianzGI
Walter C. Price, Jr., CFA	2005	Managing Director and Senior Portfolio Manager
Huachen Chen, CFA	2005	Managing Director and Senior Portfolio Manager
T. Rowe Price
Kennard W. Allen	2009	Vice President

Wellington Management
John F. Averill, CFA	2007	Senior Managing Director and Global Industry Analyst
Bruce L. Glazer	2007	Senior Managing Director and Global Industry Analyst
Anita M. Killian, CFA	2007	Senior Managing Director and Global Industry Analyst
Michael T. Masdea	2010	Senior Managing Director and Global Industry Analyst

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: SMALL CAP AGGRESSIVE GROWTH FUND

Investment Objective

The Fund seeks capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.01%
Expense Reimbursement(1)	0.02%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.99%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.99%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$320	$556	$1,234

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of its net assets in small-cap companies. The Fund considers a company to be a small-cap company if its market capitalization, at the time of purchase, is equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell 2000® Index was approximately $133 million to $3.8 billion. Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities.

The Fund typically invests most of its assets in securities of U.S. companies but may also invest a portion of its assets in foreign securities (up to 10% of net assets).

The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: SMALL CAP AGGRESSIVE GROWTH FUND

The following is a summary of the principal risks of investing in the Fund.

Management Risk:  The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Currency Risk:  Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Equity Securities Risk:  The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk:  Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From inception through November 6, 2006, Credit Suisse Asset Management, LLC was the sub-adviser of the Fund. From November 6, 2006 through August 19, 2011, Wells Capital Management Incorporated served as sub-adviser. RS Investment Management Co. LLC (“RS Investments”) served as sub-adviser since August 22, 2011. Upon the acquisition of RS Investments on July 29, 2016, Victory

FUND SUMMARY: SMALL CAP AGGRESSIVE GROWTH FUND

Capital Management Inc. (“Victory Capital”) assumed sub-advisory duties for the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 25.95% (quarter ending June 30, 2009) and the lowest return for a quarter -28.59% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -10.53%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	1.50%	11.53%	9.18%
Russell 2000® Growth Index	-1.38%	10.67%	7.95%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Victory Capital.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Stephen J. Bishop	2011	Portfolio Manager
Melissa Chadwick-Dunn	2011	Portfolio Manager
D. Scott Tracy, CFA	2011	Portfolio Manager
Christopher W. Clark, CFA	2014	Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: SMALL CAP FUND

Investment Objective

The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	1.01%
Expense Reimbursement(1)	0.08%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.93%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.93%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$314	$550	$1,229

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of net assets in stocks of small companies. A company is considered a “small” company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000® Index or the S&P SmallCap 600® Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside this range. The Russell 2000® and S&P SmallCap 600® Indexes are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000® and S&P SmallCap 600® Indexes are subject to change. If the companies in which the Fund invests are successful, these companies may grow into mid- and large-cap companies.

The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation. Stock selection may reflect a growth or a value investment approach or a combination of both.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

FUND SUMMARY: SMALL CAP FUND

The following is a summary of the principal risks of investing in the Fund.

Management Risk:  The investment style or strategy used by a sub-adviser may fail to produce the intended result. A sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Micro-Cap Company Risk: Micro-cap companies are generally subject to the same risks as small-cap companies. However, the prices of micro-cap companies are generally more volatile. In addition, because micro-cap securities tend to have significantly lower trading volumes, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than the subadviser believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. For more information about the risks of investing in small-cap companies please see Small-Cap Company Risk above.

Equity Securities Risk:  The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Growth Style Risk:  Generally, “growth” stocks are stocks of companies that the sub-advisers believe have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Value Style Risk:  Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) has served as sub-adviser of the Fund since its inception. American Century Investment Management and Franklin Portfolio Associate served as sub-advisers from June 21, 2004 through March 7, 2008. Bridgeway Capital Management, Inc. (“Bridgeway”) became a sub-adviser on October 1, 2006 and Invesco Advisers, Inc. (“Invesco”) became a sub-adviser on March 10, 2008.

As of June 30, 2016, Invesco, T. Rowe Price and Bridgeway managed approximately 59%, 31% and 11% of the Fund’s assets, respectively. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

FUND SUMMARY: SMALL CAP FUND

During the periods shown in the bar chart, the highest return for a quarter was 22.37% (quarter ending June 30, 2009) and the lowest return for a -25.47% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 1.96%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-4.78%	9.84%	5.92%
Russell 2000® Index	-4.41%	9.19%	6.80%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Bridgeway, Invesco and T. Rowe Price.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Bridgeway
John N.R. Montgomery	2006	Chief Investment Officer, Portfolio Manager
Elena Khoziaeva, CFA	2006	Portfolio Manager
Michael Whipple, CFA	2006	Portfolio Manager
Christine L. Wang, CFA	2010	Portfolio Manager

Invesco
Juliet Ellis, CFA*	2008	Managing Director, CIO of U.S. Growth Investment Management Unit and Senior Portfolio Manager
Juan Hartsfield, CFA	2008	Portfolio Manager
Davis Paddock, CFA	2016	Portfolio Manager

T. Rowe Price
Frank M. Alonso	2016	Portfolio Manager

*	Effective June 30, 2017, Juliet Ellis, the current Lead Portfolio Manager of the Fund, will transition out of her role as portfolio manager and Juan Hartsfield will become Lead Portfolio Manager for the portion of the Fund Subadvised by Invesco.

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: SMALL CAP INDEX FUND

Investment Objective

The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.42%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$43	$135	$235	$530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or

FUND SUMMARY: SMALL CAP INDEX FUND

specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Equity Securities Risk: The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From January 1, 2002 through November 30, 2009, PineBridge Investments LLC (and its predecessors) (“PineBridge”) served as sub-adviser of the Fund. Effective December 1, 2009, SunAmerica Asset Management, LLC (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 21.42% (quarter ending June 30, 2009) and the lowest return for a -26.83% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 2.17%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-4.48%	9.03%	6.62%
Russell 2000® Index	-4.41%	9.19%	6.80%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Lead Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: SMALL CAP SPECIAL VALUES FUND

Investment Objective

The Fund seeks to produce growth of capital by investing primarily in common stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.88%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of domestic small-cap companies. Generally, small-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell 2000® Index was $133 million to $3.8 billion.

The sub-advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk:  The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-advisers’ assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk:  The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience,

FUND SUMMARY: SMALL CAP SPECIAL VALUES FUND

which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Style Risk: Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wells Capital Management Incorporated (and its predecessor) (“WellsCap”) has sub-advised the Fund since its inception. Putnam Investment Management, LLC (“Putnam”) served as a co-sub-adviser of the Fund from inception through September 11, 2009. Dreman Value Management, LLC (“Dreman”) replaced Putnam as the co-sub-adviser of the Fund from September 11, 2009 through December 7, 2015. WellsCap has served as the Fund’s sole sub-adviser since December 7, 2015.

During the periods shown in the bar chart, the highest return for a quarter was 22.35% (quarter ending September 30, 2009) and the lowest return for a quarter was -27.61% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 9.12%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-4.22%	9.15%	5.52%
Russell 2000® Value Index	-7.47%	7.67%	5.57%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund is sub-advised by WellsCap.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

WellsCap
James M. Tringas, CFA	2005	Managing Director and Senior Portfolio Manager
Robert Rifkin, CFA	2010	Portfolio Manager
Bryant VanCronkhite, CFA	2013	Managing Director and Senior Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: SMALL-MID GROWTH FUND

Investment Objective

The Fund seeks capital growth by investing primarily in common stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.00%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies located in domestic (U.S.) markets.

Generally, small- and mid-cap companies include companies whose market capitalizations, at the time of purchase, are within the range of the market capitalizations of companies constituting the Russell 2000® Growth Index and the Russell Midcap® Growth Index. If the market capitalization of a company held by the Fund subsequently moves outside of this range, the Fund is not required to sell the company’s securities. As of June 30, 2016, the market capitalization ranges of companies in the Russell 2000® Growth Index and the Russell Midcap® Growth Index were between $14.5 million and $4.1 billion and $239 million and $27 billion, respectively.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk:  The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Equity Securities Risk:  The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Style Risk:  Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated

FUND SUMMARY: SMALL-MID GROWTH FUND

earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.

Mid-Cap Company Risk: Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Small-Cap Company Risk: Investing primarily in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Active Trading Risk: High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 2500® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Goldman Sachs Asset Management, L.P. (“GSAM”) assumed sub-advisory responsibility on August 16, 2013. Prior to this time, the Fund was sub-advised by Wells Capital Management Incorporated and Century Capital Management, LLC.

During the periods shown in the bar chart, the highest return for a quarter was 19.52% (quarter ending June 30, 2009) and the lowest return for a quarter -25.96% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was -0.94%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-0.63%	9.68%	5.87%
Russell 2500® Growth Index	-0.19%	11.43%	8.49%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by GSAM.

FUND SUMMARY: SMALL-MID GROWTH FUND

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Steven M. Barry	2013	Managing Director and Chief Investment Officer
Daniel Zimmerman, CFA	2014	Managing Director and Co-Lead Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: STOCK INDEX FUND

Investment Objective

The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.35%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of 500 large- and mid-cap companies and is often used to indicate the performance of the overall stock market. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk: In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

FUND SUMMARY: STOCK INDEX FUND

Equity Securities Risk: The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large- and Mid-Cap Company Risk: Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From January 1, 2002 through November 30, 2009, PineBridge Investments LLC (and its predecessors) (“PineBridge”) served as sub-adviser of the Fund. Effective December 1, 2009, SunAmerica Asset Management, LLC (“SAAMCo”) replaced PineBridge as sub-adviser of the Fund.

During the periods shown in the bar chart, the highest return for a quarter was 16.52% (quarter ending June 30, 2009) and the lowest return for a -22.03% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 3.67%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	1.05%	12.19%	6.96%
S&P 500® Index	1.38%	12.57%	7.31%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Timothy Campion	2012	Lead Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

FUND SUMMARY: VALUE FUND

Investment Objective

The Fund seeks long-term total return, which consists of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.78%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.93%
Expense Reimbursement(1)	0.08%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

(1)	The Fund’s investment adviser, The Variable Annuity Life Insurance Company, has contractually agreed to reimburse the expenses of the Fund through September 30, 2017, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.85%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e. expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Expense Limitation Agreement will continue in effect from year to year thereafter unless terminated by the Board of Directors prior to any such renewal.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected then the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$288	$507	$1,136

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund attempts to achieve its objective by investing in common stocks of companies that the sub-adviser has identified as financially sound but out-of-favor that provide above-average potential total returns and sell at below-average price/earnings multiples. The Fund employs a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While the Fund does not limit its investments to issuers within a particular capitalization range, the portfolio manager currently focuses on securities of large-cap companies.

In addition to the common stocks described above, the Fund may invest in securities of foreign issuers, including emerging market securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk:  The investment style or strategy used by the sub-adviser may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

FUND SUMMARY: VALUE FUND

Equity Securities Risk:  The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Currency Risk:  Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Emerging Markets Risk: In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.

Large- and Mid-Cap Company Risk: Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Small-Cap Company Risk: Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day-to-day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Value Style Risk: Generally, “value” stocks are stocks of companies that the sub-adviser believes are currently undervalued in the marketplace. The sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

From June 21, 2004 through March 14, 2011, OppenheimerFunds, Inc. (“Oppenheimer”) sub-advised the Fund. Effective March 14, 2011, Wellington Management Company LLP (“Wellington Management”) assumed sub-advisory duties of the Fund.

FUND SUMMARY: VALUE FUND

During the periods shown in the bar chart, the highest return for a quarter was 19.34% (quarter ending June 30, 2009) and the lowest return for a -26.94% (quarter ending December 31, 2008). For the year-to-date through June 30, 2016, the Fund’s return was 4.14%.

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years

Fund	-3.18%	10.08%	5.89%
Russell 1000® Value Index	-3.83%	11.27%	6.16%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Wellington Management.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Karen H. Grimes, CFA	2011	Senior Managing Director and Equity Portfolio Manager

For important information about purchase and sales of Fund shares, taxes and payments made to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 97.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) or other participating life insurance companies and through qualifying retirement plans (the “Plans”) and IRAs. Shares of the Funds may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Funds’ shares.

Tax Information

The Funds will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The Funds’ investment objectives, principal investment strategies and principal risks are described in their respective Fund Summaries. Additional information regarding the Funds’ investment strategies and investment risks is provided below.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

The principal investment objective and strategies for each of the Funds in this Prospectus are non-fundamental and may be changed by the Board of Directors of VALIC Company I (“VC I”) without investor approval. Investors will be given at least 60 days’ written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain types of securities described in the name of the Fund. References to “net assets” take into account any borrowings for investment purposes by a Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.

The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements and those contractual arrangements cannot be enforced by shareholders.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Funds may invest in limited instances. These other securities and investment techniques are listed in the SAI, which you may obtain free of charge (see back cover).

VALIC, as the investment adviser of VC I, initially allocates the assets of certain Funds that have more than one sub-adviser in a manner designed to maximize investment efficiency as well as properly reflect the investment style and provide complementary fit within the Fund. VALIC allocates subscriptions and redemptions equally among the multiple sub-advisers, unless VALIC determines that a different allocation of assets would be in the best interest of the respective Fund and its shareholders. VALIC periodically reviews the asset allocation in each Fund to determine the extent to which a portion of assets managed by a sub-adviser differs from that portion initially allocated to the sub-adviser. If VALIC determines that the difference is significant, VALIC may effect a re-balancing of a Fund’s assets and adjustment of the Fund’s allocation of cash flows among sub-advisers. However, VALIC reserves the right to reallocate assets from one sub-adviser to another when it would be in the best interests of a Fund and its shareholders to do so. VALIC makes such determination based on a number of factors including to maintain a consistent investment style and to better reflect a Fund’s benchmark or its peers. In some instances, the effect of the reallocation will be to shift assets from a better performing sub-adviser to a portion of the Fund with a relatively lower total return.

Asset Allocation Fund

Within the stock sector, the Fund seeks appreciation of capital by selecting stocks of primarily large-cap companies that the sub-adviser believes may participate in the growth of the nation’s economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. The Fund’s fixed income securities may consist of investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Barclays U.S. Aggregate Bond Index as well as asset-backed securities and lower rated high yield fixed income securities (“junk bonds”). Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

The Fund may also use exchange-traded funds (“ETFs”) to achieve access to a diversified portfolio of foreign securities,

including emerging market securities, and domestic small cap stocks.

The Fund is also subject to the following additional risks: Investment Company Risk, Currency Risk, Foreign Investment Risk, Emerging Markets Risk, Small-Cap Company Risk, Mortgage and Asset-Backed Securities Risk, Non-Mortgage Asset-Backed Securities Risk, Junk Bond Risk, and Growth-Style Risk.

Blue Chip Growth Fund

In selecting investments for the Fund, the sub-adviser focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The sub-adviser’s investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

of the companies the sub-adviser targets will have good prospects for dividend growth. The Fund may at times invest significantly in stocks of technology companies.

In pursuing its investment objective, the Fund’s sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, such as when it perceives an opportunity for substantial appreciation. These situations might arise when the Fund’s sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will be invested in common stocks, other securities may also be purchased to achieve the Fund’s objective, including futures and options, ETFs, foreign securities, including American Depositary Receipts (“ADRs”), emerging market securities and other non-dollar denominated securities traded outside of the United States. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund is also subject to the following additional risks: Currency Risk, Foreign Investment Risk, Emerging Markets Risk, Depositary Receipts Risk, Currency Risk, Investment Company Risk, and Derivatives Risk.

Broad Cap Value Income Fund

The sub-adviser utilizes a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements, including price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the sub-adviser utilizes a bottom-up process that involves researching and evaluating companies for potential investment. Undervalued or “deep value” stocks are generally those that are out of favor with investors and presently trading at prices that the sub-adviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price-to-earnings or price-to-book ratios. The sub-adviser’s bottom-up process includes ranking current holdings and potential investments on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return and appreciation potential. It is expected that the average price-to-earnings ratio of the Fund’s stocks will be in line with or lower than the average of the Russell 1000® Value Index. The sub-adviser may sell a security for a variety of reasons; however, existing holdings generally are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

The Fund is also subject to the following additional risk: Emerging Markets Risk.

Capital Conservation Fund

The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Barclays U.S. Aggregate Bond Index. The Fund may acquire common stocks by conversion of income bearing securities or by exercising warrants attached to income bearing securities. The Fund may hold up to 10% of its assets in common stocks.

The Fund is also subject to the following additional risks: Convertible Securities Risk, Equity Securities Risk, Currency Risk, Foreign Investment Risk and Emerging Markets Risk.

Core Equity Fund

The sub-adviser’s investment strategy is a conservative, long-term approach which is a blend of top-down sector analysis and bottom-up security selection.

Top-Down Sector Analysis. The sub-adviser analyzes the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top-down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

Bottom-Up Security Selection. Bottom-up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

In addition to common stocks, the Fund may invest in preferred stocks and convertible securities in an effort to achieve its objective. The Fund may also use futures contracts to manage the Fund’s cash position.

The Fund is also subject to the following additional risks: Convertible Securities Risk, Preferred Stock Risk, Derivatives Risk, Depositary Receipts Risk, Foreign Investment Risk, and Investment Company Risk.

Dividend Value Fund

Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (e.g., debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

BlackRock selects investments for the Fund that it believes will both increase in value over the long-term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. SunAmerica Asset Management, LLC (“SAAMCo”) will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis. The first ten stocks selected will represent the ten highest yielding stocks within the Dow Jones Industrial Average. The next twenty stocks will be selected from the Russell 1000® Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. Certain stocks in the Russell 1000® Index may also be excluded as a result of liquidity screens applied during the selection process. The selection criteria used to select stocks for the twenty stock portion of the component of the Fund sub-advised by SAAMCo will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Selections for the Fund may include securities of foreign issuers. While the securities selection process will take place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Fund or reduce the position size of a portfolio security in between the annual rebalancing, under certain limited circumstances. These circumstances will generally include where a security held by the Fund no longer meets the dividend yielding criteria, when the value of a security becomes a disproportionately large percentage of the Fund’s holdings, or when the size of the Fund’s position in the security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Fund, each in the discretion of the portfolio managers. The annual consideration of the stocks that meet the selection criteria will take place on or about October 31.

Emerging Economies Fund

The sub-adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the sub-adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe, which the sub-adviser uses to select securities. Securities held in the Fund that the sub-adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the sub-adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the sub-adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies. The Fund may also use participatory notes in the management of portfolio assets. Participatory notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. The sub-adviser typically uses participatory notes to access foreign markets to which the Fund lacks direct access. The Fund may also use exchange-traded futures to manage the Fund’s cash position.

The Fund is also subject to the following additional risk: Participatory Notes Risk.

Foreign Value Fund

When choosing equity investments for the Fund, the sub-adviser applies a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the sub-adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The sub-adviser also considers and analyzes a company’s price/earnings ratio, price/cash flow ratio, profit margins, liquidation value and various other metrics to determine the intrinsic value of a stock as a function of its long-term earnings potential, balance sheet health and projected cash-flow streams

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

•	whose principal securities trading markets are outside the U.S.;
•	that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.;
•	that have 50% or more of their assets outside the U.S.;
•	that are linked to non-U.S. dollar currencies; or
•	that are organized under the laws of, or with principal offices in, another country.

Depending upon current market conditions the Fund may make non-principal investments in debt securities of companies and governments located anywhere in the world.

The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk, Foreign Sovereign Debt Risk and U.S. Government Securities Risk.

Global Real Estate Fund

Real estate and real-estate companies in which the Fund may invest include (i) real estate investment trusts (“REITs”)

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may also invest in other equity securities and debt securities including mortgage-backed securities, U.S. Treasury and agency bonds and notes. The Fund may invest up to 10% of net assets in non-investment grade debt securities (commonly known as “junk bonds”).

The Fund is also subject to the following additional risks: Convertible Securities Risk, Credit Risk, Junk Bond Risk, Interest Rate Risk, Mortgage-Backed Securites Risk, Preferred Securities Risk and U.S. Government Obligations Risk.

Global Social Awareness Fund

To find out which companies meet the Fund’s social criteria of avoiding companies that are significantly engaged in the areas listed below, the sub-adviser relies on industry classifications and research service companies.

The Fund does not invest in companies that are significantly engaged in:

•	the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;
•	the manufacture or distribution of alcoholic beverages or tobacco products;
•	the operation of gambling-related businesses;
•	the production of nuclear energy

The Fund also does not invest in companies that:

•	have a history of poor labor-management relations;
•	engage in businesses or have products that have a severely negative impact on the environment;
•	have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;
•	engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and
•	have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structure.

Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

Global Strategy Fund

Each sub-adviser’s investment philosophy is bottom-up, value-oriented, and long-term. Templeton Investment manages the Fund’s equity investments and Franklin Advisers manages the Fund’s debt investments.

In choosing equity investments, Templeton Investment will focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered, but are not limiting factors.

In choosing debt investments, Franklin Advisers allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, Franklin Advisers’ outlook for changes in interest rates, and credit risks. The Fund may invest in debt securities that are rated below investment grade or, if unrated, determined by the sub-advisers to be of comparable quality, including high yield debt securities and debt securities that are in default at the time of purchase. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the sub-adviser’s internal analysis.

Franklin Advisers may, on behalf of the Fund, enter into various currency related transactions involving derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts (such futures will be limited to 5% of total fund assets). The use of these derivatives may allow the Fund to obtain exposure to selected currencies. These derivative instruments may be used for hedging purposes, to enhance Fund returns, to obtain exposure to various market sectors or for investment purposes.

Government Money Market I Fund

All Government Money Market I Fund investments must comply with the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules adopted by the Securities and Exchange Commission (“SEC”).

Government Securities Fund

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. Such securities are high quality debt securities. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund is also subject to the following additional risk: Derivatives Risk.

Growth Fund

For the assets invested pursuant to the growth, U.S. premier large cap growth and international growth investment strategies, the sub-adviser looks for stocks of companies it believes will increase in value over time, using a proprietary investment strategy. In implementing the strategy, the sub-adviser uses a bottom-up approach to stock selection. This means that the sub-adviser makes its investment decisions based primarily on the analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The techniques used by the sub-adviser help it buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

For the assets invested pursuant to the disciplined growth strategy, the sub-adviser utilizes quantitative management techniques in a two-step process. In the first step, the sub-adviser ranks stocks, primarily large capitalization, publicly-traded U.S. companies (those with a market capitalization greater than $2 billion) from most attractive to least attractive based on an objective set of measures, including each stock’s valuation, quality, growth and sentiment.

In the second step, the sub-adviser uses a quantitative model to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The sub-adviser generally sells stocks from the Fund’s portfolio when it believes:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk parameters outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The sub-adviser allocates subscriptions and redemptions among the four investment strategies in a manner designed to support its desired tactical allocations and consistent with the projected allocation percentages and ranges described in the section of the Prospectus entitled “Fund Summary: Growth Fund — Principal Investment Strategies of the Fund.” The sub-adviser periodically reviews the asset allocations in the Fund to determine the extent to which a portion of the assets allocated to a particular strategy differs from its desired allocation and may, in its discretion, determine to reallocate assets among the four investment strategies in an effort to rebalance the Fund’s assets. In some instances, the effect of the reallocation may shift assets from a better performing strategy of the Fund to a strategy of the Fund with a relatively lower total return.

Under normal market conditions, the Fund generally expects to invest substantially all of its assets in equity securities. The Fund may, however, purchase other types of securities from time to time, including notes, bonds and other debt securities of companies, obligations of domestic or foreign governments and their agencies. The Fund may also invest in derivatives, such as options, futures and forward currency exchange contracts, primarily for hedging purposes.

The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk, U.S. Government Obligations Risk, Foreign Sovereign Debt Risk, Derivatives Risk, Hedging Risk, and Counterparty Risk.

Growth & Income Fund

The Fund leverages the stock level insights of a broad, experienced team of large-cap equity research analysts. Each analyst is a sector specialist, conducting original proprietary fundamental research on the companies in their area of expertise. Each analyst seeks to select stocks in which they have a high degree of confidence and where a compelling risk/reward relationship exists. The constant interaction among the research analyst team, portfolio managers and broader organization promotes dynamic discussions by which the portfolio managers keep abreast of market developments and potential investment opportunities.

The securities considered for investment are issued by companies with a market capitalization of above $1 billion.

The sub-adviser’s proprietary dividend discount model is used to capture the analysts’ insights. The main factor in the dividend discount model is the forecasts of company earnings and dividends, which are determined by extensive analysis of each company’s business outlook and financial situation. These earnings and dividend forecasts, in turn, are derived from data from profit/loss accounts, company balance sheets and cash flow statements.

Long-term forecasts of future earnings, cash flows and dividends, as well as a stock’s current price, are key factors in the sub-adviser’s valuation model and are used to generate dividend discount rates (“DDR”). This helps determine if a stock is cheap or expensive.

Each stock under coverage is categorized into an industry sector. Stocks are ranked into quintiles within their respective sectors based on DDRs. The DDRs are compared daily to rank stocks from those deemed to be the most attractive to the least attractive within each industry sector. The most undervalued stocks are ranked in the first quintile while the most overvalued stocks are ranked in the fifth quintile.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The Fund may also invest in bonds, preferred stocks, convertible stocks and warrants in addition to common stocks.

The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk, Preferred Stock Risk and Convertible Securities Risk.

Health Sciences Fund

In pursuing its investment objective, the Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized. The Fund generally seeks to invest in companies that are developing new and effective medicines, as well as in companies whose business models reduce costs or improve quality in health care systems.

Options will be used by the sub-adviser mainly to protect against downside risk or to enhance the Fund’s income. Writing call options on securities that it owns exposes the Fund to the risk that it will have to sell those securities at a price below their market value and forgo the benefit otherwise available from an increase in the value of the securities. Writing put options exposes the Fund to the risk that it will have to purchase securities at a price above their market value and can increase Fund losses if the value of the securities declines. Losses associated with these risks can exceed any premium income received by the Fund for writing options.

While most assets will be invested in common stocks and options, the sub-adviser may employ other strategies that are not considered part of the Fund’s principal investment strategies. From time to time, the sub-adviser may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the sub-adviser may invest, to a limited extent, in futures. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the Fund and maintain liquidity while being invested in the market. To the extent the Fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets.

The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Inflation Protected Fund

Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect an inflation index comparable to the CPI-U calculated by that government.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds (“TIPS”), even during a period of deflation. However, the current market value of the fixed income security is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

The Fund’s share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, then real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.

“Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. “Nominal interest rate” equals the sum of the real interest rate and the expected rate of inflation.

The Fund may also invest to a limited extent in high yield debt securities (“junk bonds”), futures, mortgage- or asset-backed securities, provided such investments in derivative instruments are consistent with the Fund’s investment policy for hedging and non-hedging purposes.

The Fund is also subject to the following additional risks: Junk Bond Risk, Derivatives Risk, Liquidity Risk, Mortgage-Backed Securities Risk, Non-Mortgage Asset-Backed Securities Risk, and Hedging Risk.

International Equities Index Fund

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks to minimize tracking error versus the benchmark.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may also invest in futures contracts and other derivatives in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking error, while helping to maintain liquidity. The Fund currently intends to use futures and other derivatives in non-principal amounts.

The Fund is subject to the following additional risk: Derivatives Risk.

International Government Bond Fund

Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts.

The Fund uses a blend of the Citigroup World Government Bond Index and the JP Morgan EMBI Global Diversified Index as a guide for choosing countries in which to invest, though the Fund may invest in securities in other countries not represented in either benchmark.

International Growth Fund

Generally, the sub-advisers’ strategy is to find companies with earnings and revenue growth. Ideally, the sub-advisers look for companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. The sub-advisers may also look for companies that they believe offer the potential for sustainable earnings growth that are also trading at reasonable valuations.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the sub-advisers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-advisers may consider the prospects for relative economic growth among countries or regions, economic and/or political conditions, expected inflation rates, and currency exchange fluctuations when making investments.

Under normal market conditions, the sub-advisers intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund’s assets by investing in a derivative security if it would be possible for the Fund to lose more money than it invested.

In determining whether a company is foreign, the sub-advisers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized and whether the issuer is included in an index which is representative of that country. The weight given to each of these factors will vary depending on the circumstances in a given case.

The Fund considers a security to be a developed country security if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund’s assets will be invested primarily in at least three developed countries (excluding the United States).

Securities of issuers in emerging market countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries. An emerging market is a market within a country in its initial stages of its industrial cycle and may have less stable social, political and/or economic conditions.

Large Cap Core Fund

The sub-adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. In selecting investments, the sub-adviser considers, among other factors:

•      Various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value and discounted cash flow. The sub-adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•      Potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•      The financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and/or

•      Overall economic and market conditions.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The sub-adviser may sell a security when the security’s price reaches a target set by the sub-adviser; if the sub-adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

The Fund will not concentrate its assets in any single industry but may from time to time invest a higher percentage of its assets in companies conducting business in various industries within an economic sector.

The Fund will be able to invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.

The Fund is also subject to the following additional risks: Derivatives Risk, Junk Bond Risk, Convertible Securities Risk, Preferred Stock Risk, Sector Risk and Unseasoned Issuer Risk.

Large Capital Growth Fund

The Fund’s sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The Fund may also invest to a lesser extent in preferred stock and convertible securities.

The Fund is subject to the following additional risks: Preferred Stock and Convertible Securities Risk.

Mid Cap Index Fund

Because the companies whose stocks are owned by the Fund are mid-cap companies, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the mid-cap company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences.

If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may invest up to 33  1⁄3% of total assets in futures and options, and up to 20% of net assets in equity securities that are not in the Index, high quality money market securities, and illiquid securities. The Fund currently uses futures to manage its cash position but currently has no intention to invest more than a non-principal amount of total assets in such derivatives.

The Fund is also subject to the following additional risks: Derivatives Risk, Preferred Stock Risk, Convertible Securities Risk, Risks of Investing in Money Market Securities and Illiquidity Risk.

Mid Cap Strategic Growth Fund

The sub-advisers’ investment process follows a flexible investment program in seeking to achieve the Fund’s investment objective. The sub-advisers seek to invest in established and emerging high quality companies they believe have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-advisers typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund may purchase and sell options, futures contracts and options on futures contracts for hedging purposes.

The Fund may invest up to 10% of its net assets in real estate investment trusts (“REITs”). The Fund may invest in fixed income securities and initial public offerings (“IPOs”).

The Fund may invest in privately placed securities. In addition, the Fund may invest in convertible securities.

The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

The Fund is also subject to the following additional risks: Convertible Securities Risk, Credit Risk, Currency Risk, Derivatives Risk, Hedging Risk, Interest Rate Risk, IPO Risk, Liquidity Risk and REITs Risk.

Nasdaq-100® Index Fund

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences

If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

Science & Technology Fund

Some of the industries likely to be included in the Fund’s portfolio are:

•	Information technology, including software, services, hardware, semiconductors and technology equipment;
•	Telecommunication equipment and services;
•	Health care, including pharmaceuticals, biotechnology, life sciences, and health care equipment and services;
•	Professional services;
•	Media, including advertising, broadcasting, cable and satellite, movies and entertainment, and publishing;
•	Internet commerce and advertising;
•	Alternative energy;
•	Aerospace and defense; and
•	Materials and chemicals.

The Fund’s holdings can range from small, unseasoned companies developing new technologies to large firms with established track records of developing and marketing technology.

Generally, the Fund’s sub-advisers seek to identify companies with earnings and sales growth. In addition, the sub-advisers have the discretion to purchase some securities that do not meet their normal investment criteria when they perceive an opportunity for substantial appreciation. These situations might arise when the Fund’s sub-advisers believe a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The Fund is also subject to the following additional risk: Special Situations Risk.

Small Cap Aggressive Growth Fund

The sub-adviser’s investment team employs both rigorous fundamental analysis and quantitative screening to identify potential investment candidates that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based on the investment team’s proprietary earnings calculations.

Small Cap Fund

In pursuing the Fund’s investment objective, the sub-advisers have the discretion to purchase securities that do not meet their normal investment criteria when they perceive an opportunity for substantial appreciation. These situations might arise when a sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a new product introduction or innovation, or a favorable competitive development. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Stock selection may reflect a growth or a value investment approach or a combination of both. For example, if a company’s price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock is one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

A portion of the Fund is passively managed using a statistically driven approach.

The Fund’s investments are expected to be widely-diversified by industry and company.

The Fund is also subject to the following additional risks: Currency Risk and Foreign Investment Risk.

Small Cap Index Fund

The Fund, which holds a large sampling of the 2,000 stocks in the Russell 2000® Index, seeks to avoid the risks of individual stock selection and to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has also been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences.

If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may invest up to 20% in assets that are not part of the Index. These investments will generally consist of common stock, illiquid securities, and high quality money market securities. The Fund may also invest up to 33  1⁄3% in futures and options to manage the Fund’s cash position.

The Fund is also subject to the following additional risks: Derivatives Risk, Illiquidity Risk, and Risks of Investing in Money Market Securities.

Small Cap Special Values Fund

Typical investments of the Fund include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing reorganizations or other corporate action that may create above-average price appreciation.

While the Fund normally invests at least 80% of its net assets in common stocks of U.S. companies, the Fund may invest the remaining 20% of its net assets in other types of securities including those that fall outside the range of the Russell 2000® Index. The Fund intends to invest in such instruments only to a limited extent. Such investments and the limitations in such investments are as follows: foreign securities, including securities of emerging market issuers (20%), investment grade fixed income securities (20%), depositary receipts (20%), other investment companies including ETFs (10%), derivatives such as futures, options and equity swaps (20%) and convertible securities and preferred stocks (20%).

The Fund is subject to additional risks: Convertible Securities Risk, Currency Risk, Foreign Investment Risk, Emerging Markets Risk, Credit Risk, Interest Rate Risk, Depositary Receipts Risk, Investment Company Risk, Derivatives Risk, and Preferred Stock Risk.

Small-Mid Growth Fund

The sub-adviser’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. The sub-adviser will also consider a company’s valuation when determining whether to buy and/or sell a company’s stock.

The sub-adviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates, because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital or a company no longer fits within the Fund’s definition of a small- or mid-cap company. The sub-adviser may also sell a position to meet shareholder redemptions.

Although the Fund invests primarily in publicly traded U.S. securities, the sub-adviser may invest up to 25% of the Fund’s net assets in foreign securities, including emerging market countries, and in securities quoted in foreign currencies. The sub-adviser may also invest up to 20% of the Fund’s net assets in fixed income securities, such as government, corporate and bank debt obligations.

The Fund is subject to the following additional risks: Foreign Investment Risk, Emerging Markets Risk, Interest Rate Risk, U.S. Government Obligations Risk, and Credit Risk.

Stock Index Fund

The Fund seeks to avoid the risk of individual stock selection and to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

Unlike the Fund, the Index is an unmanaged group of securities, so it does not have to incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that can contribute to differences in performance between an index fund and its index are called tracking differences.

If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate. The Fund may invest up to 20% in assets that are not in the Index, including common stock and high quality money market securities. The Fund may also invest up to 33 1⁄3% in futures and options to manage its cash position.

The Fund is subject to the following additional risks: Risks of Investing in Money Market Securities and Derivatives Risk.

Value Fund

The Fund mainly invests in stocks of financially sound but out-of-favor companies that provide above-average potential total returns and sell at below-average price/earnings multiples. Investment decisions are based primarily on detailed in-house fundamental research and

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

security valuations. Investment opportunities are typically found primarily in four areas: misunderstood negative events, consolidating industry structures, low but improving return on capital, and new or capital-incented management.

The sub-adviser uses a bottom-up process to select securities. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of their relative return/appreciation potential. New positions are added to the Fund when they exhibit superior appreciation potential relative to others stocks. Existing holdings are sold as they approach their target price, reflecting a diminishing opportunity for incremental relative return.

A portion of the Fund’s investments may also be invested in preferred stocks, convertible securities and ETFs.

The Fund is also subject to the following additional risks: Preferred Stock Risk, Convertible Securities Risk, and Investment Company Risk.

INVESTMENT GLOSSARY

Investment Terms

Each Fund’s objective, investment strategy and risks are described above. More detail on the Funds’ investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Government Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives

Unlike stocks and bonds that represent actual ownership of a stock or bond, derivatives are instruments that “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. The Funds may purchase derivatives to hedge their investment portfolios and to earn additional income in order to help achieve their objectives. Generally, the Funds do not buy derivatives to speculate. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification

Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. Except as noted in the Fund Summaries, all of the Funds are diversified under the 1940 Act. All of the Funds are expected to satisfy the Code’s diversification requirements.

The Government Money Market I Fund may not purchase the securities of any issuer, if, as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

•	Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
•	Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Market cap ranges.  Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in which the Funds invest, and the indexes described below, change over time. A Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Funds, except as noted in a Fund Summary or

INVESTMENT GLOSSARY

Additional Information about the Fund’s Investment Strategies and Risks:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell 1000® Index was approximately $1.9 billion to $549.6 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell Midcap® Index was approximately $1.9 billion to $26.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell 2000® Index was approximately $133 million to $3.8 billion.

Exchange-Traded Funds (“ETFs”)

These are a type of investment company fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Firm Commitment

A firm commitment is a buy order for delayed delivery in which a Fund agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery.

Fixed Income Securities

Fixed income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Investment grade bonds are bonds that are rated at least BBB by Standard & Poor’s Ratings Services (“S&P®”), Baa by Moody’s Investor Services, Inc. (“Moody’s”) or the equivalent thereof by another rating organization or, if unrated, are determined by the sub-adviser to be of comparable quality at the time of purchase. The Statement of Additional Information has more detail about ratings.

Bonds that are rated Baa by Moody’s or BBB by S&P® have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

INVESTMENT GLOSSARY

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed income securities see “Mortgage-Backed Securities” below.

Recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell such investments to meet redemptions or for other cash needs, such Fund may suffer a loss.

Foreign Currency

Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a participatory note, which is issued by banks or broker-dealers and is designed to offer a return linked to a particular underlying equity, debt, currency or market.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities. A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Board of Directors. If the sub-adviser concludes that a security is not liquid, that

INVESTMENT GLOSSARY

investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities

Each Fund, other than the Government Money Market I Fund, may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Funds will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and the portfolio securities of VC I. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Fund. To the extent that either the value of the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Assignments

Loan assignments are purchased from a lender and typically result in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, loan assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the assigning lender.

Loan Participations

Loan participations are interests in loans acquired from a lender or from other owners of loan participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the borrower. The purchaser of a loan participation is required to rely on the lender or the Participant that sold the loan participation not only for the enforcement of its rights under the loan agreement against the borrower but also for the receipt and processing of payments due under the loan. Therefore, the owner of a loan participation is subject to the credit risk of both the borrower and a lender or Participant.

Money Market Securities

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is a high quality, short-term debt obligation that is eligible for inclusion in money market fund portfolios, in accordance with Rule 2a-7 under the 1940 Act.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Mortgage-Backed Securities

Mortgage-backed securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities represent interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-backed instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs,

INVESTMENT GLOSSARY

even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. Mortgage-Backed Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this Prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings

A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds’ limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Special Situations

A special situation arises when, in the opinion of the adviser or sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Swap Agreements

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rate payments against floating rate payments. A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset without having to hold the underlying assets.

INVESTMENT GLOSSARY

Temporary Defensive Investment Strategy

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

When-Issued Securities, Delayed Delivery and Forward Commitment Transactions

The Funds may purchase or sell when-issued securities that have been authorized but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.

Investment Risks

Active Trading Risk

A strategy used whereby a Fund may engage in frequent trading of portfolio securities in an effort to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, each Fund’s portfolio turnover rate is provided for each of the last five years.

Call or Prepayment Risk

During periods of falling interest rates, a bond issuer may “call” —or repay —its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring a Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through a Fund and result in a decline in a Fund’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Convertible Securities Risk

The values of the convertible securities in which a Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to a Fund.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Default Swap Risk

A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when a Fund is the buyer. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Credit Risk

The value of a fixed income security is directly affected by an issuer’s ability to pay principal and interest on time. If a Fund invests in fixed income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by a Fund fails to pay an obligation on a timely basis, otherwise defaults; or is perceived by other investors to be less creditworthy. Credit risk is expected to be low for the Government Money Market I Fund because of its investment in U.S. Government securities.

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Cyber Security Risk

Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Advisor, a sub-adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause a Fund’s investments to lose value.

Depositary Receipts Risk

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can significantly increase a Fund’s exposure to market and credit risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund’s other investments. A small investment in derivatives can have a potentially large impact on a Fund’s performance. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Leveraging also may expose a Fund to losses in excess of the amount invested. Due to their complexity, derivatives may not perform as intended. As a result, a Fund may not realize the anticipated benefits from a derivative it holds or it may realize losses. A Fund may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. A Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

Derivatives are often used to hedge against positions in a Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Writing call options on securities that a Fund owns exposes it to the risk that it will have to sell those securities at a price below their market value and forgo the benefit otherwise available from an increase in the value of the securities. Writing put options exposes a Fund to the risk that it will have to purchase securities at a price above their market value and can increase Fund losses if the value of the securities declines. Losses associated with these risks can exceed any premium income received by a Fund for writing options.

The applicable Funds are subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Funds must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Funds must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, the Funds only need to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market net obligation rather than the contract’s full notional value. The Funds reserve the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not yet known and may not be known for some time. New regulations may make the use of derivatives by funds more costly, may limit the availability of certain types of derivatives, and may otherwise adversely

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affect the value or performance of derivatives used by a Fund. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Funds. If the proposed rule takes effect, it could limit the ability of the Funds to invest in derivatives.

Emerging Markets Risk

Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.

The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries.

The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes.

Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Equity Securities Risk

A Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk

Investment in foreign securities involves risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries. A Fund investing in foreign securities may also be subject to the following risks:

•	Currency Risk. Because a Fund’s foreign investments are generally held in foreign currencies, a Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

•	Foreign Sovereign Debt Risk. To the extent a Fund invests in foreign sovereign debt securities, it may be subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Geographic Risk

If a Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Hedging Risk

A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Income Risk

Because a Fund can only distribute what it earns, a Fund’s distributions to shareholders may decline when prevailing interest rates fall or when a Fund experiences defaults on debt securities it holds.

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Index Risk

Certain Funds are managed to track an index, which will result in a Fund’s performance being closely tied to the performance of the index. As a result, a Fund generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively managed mutual fund. In addition, a Fund’s returns may deviate from those of the index it seeks to track as a result of, among other factors, fund operating expenses, transaction costs and delays in investing cash.

Information Risk

When the quantitative models (“Models”) and information and data (“Data”) used in managing a Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and a Fund may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplies historical data. All models are susceptible to input errors that may cause the resulting information to be incorrect.

Interest Rate Risk

The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. The interest earned on fixed income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

While the Government Money Market I Fund will invest primarily in short-term securities, you should be aware that the value of the Fund’s investments may nonetheless be subject to changes in interest rates. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable NAV of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of your investment in the Fund. In addition, when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price.

Investment Company Risk

An exchange-traded fund (ETF) or investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the performance of a Fund investing in these instruments. Investments in ETFs and investment companies involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the ETF or investment company. In addition, a Fund that invests in shares of an ETF or another investment company bears a proportionate share of the ETF or other investment company’s expenses.

IPO Risk

A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Junk Bond Risk

A portion of a Fund’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Accordingly, these investments could decrease in value and therefore negatively impact a Fund. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed income securities. As a result, a Fund may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Fund.

Large-Cap Company Risk

Large-cap companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

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Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Fund’s share price may fall dramatically. Moreover, a Fund may have to hold such securities longer than it would like and may have to forego other investment opportunities. The inability of a Fund to dispose of securities promptly or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes.

Liquidity Risk for Mortgage- and Asset-Backed Securities

In recent years, the market for mortgage-backed securities has experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Fund may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Management Risk

Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by the sub-adviser(s) may fail to produce the intended result. Moreover, a Fund may outperform or underperform funds that employ a different investment style or strategy. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Generally, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations, while stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. The share price of a Fund that holds stocks with growth and value characteristics may be negatively affected by either set of risks, as discussed in more detail below.

•	Growth Style Risk. Generally, “growth” stocks are stocks of companies that the sub-adviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of fast growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, because growth stocks trade at higher prices relative to current earnings.
•	Value Style Risk. Generally, “value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. A sub-adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Market Risk

A Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser’s assessment of companies held in a Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of a Fund will fluctuate, so an investor may lose money over short or even long periods.

Micro-Cap Company Risk

Micro-cap companies are generally subject to the same risks as small-cap companies. However, the prices of micro-cap companies are generally more volatile. In addition, because micro-cap securities tend to have significantly lower trading volumes, a Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than the subadviser believes they are worth. Therefore, a Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. For more information about the risks of investing in small-cap companies please see Small-Cap Company Risk.

Mid-Cap Company Risk

The risk that mid-cap companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies.

Model Risk

The risk that the asset allocation model fails to produce the optimal allocation.

Mortgage-Backed Securities Risk

Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or

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instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”

Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and a Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Diversification Risk

A Fund that is considered a non-diversified investment company may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can invest in a smaller number of securities. As a result, such Fund’s value will be affected to a greater extent by the performance of any one company than would be a diversified investment company.

Non-Mortgage Asset-Backed Securities Risk

Non-mortgage asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Certain non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Participatory Notes Risk

Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Preferred Stock Risk

Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred shareholders typically do not have voting rights.

Privately Placed Securities Risk

Certain Funds’ investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities.

Real Estate Investments Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. In addition, securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that companies in the real estate industry concentrate investments in particular geographic regions or property types.

Real Estate Sector Risk

Certain Funds may invest substantially in securities related to the real estate industry. Substantial investments in a particular industry or sector make such Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular industry, group of industries, or sector than a Fund that invests more broadly.

REITs Risk

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, shareholders will absorb an additional layer of fees when a Fund invests in REITs. The performance of any Fund’s REITs holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REITs performance. When a REIT focuses its investments in

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particular sub-sectors of the real estate industry or particular geographic regions, the REIT’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company.

Risks of Investing in Inflation-Indexed Securities

Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.

Repurchase Agreements Risk

Repurchase agreements are agreements in which the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Fund’s income and the value of a Fund to decline.

Risks of Inflation Indexing Methodology

An inflation index may not accurately measure the real rate of inflation in the prices of goods and services, whether for the U.S. or a foreign country. Market perceptions of adjustment times or a lag between the time a security is adjusted for inflation and the time interest is paid can each adversely affect an inflation-indexed security, particularly during periods of significant, rapid changes in inflation.

Risks of Investing in Money Market Securities

An investment in a Fund is subject to the risk that the value of its investments in high-quality short-term obligations

(“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by such a Fund.

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making such a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a fund that invests more broadly.

Securities Lending Risk

Engaging in securities lending could increase the market and credit risk for Fund investments. A Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, a Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small-Cap Company Risk

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could

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cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that a Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before a Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Social Criteria Risk

If a company stops meeting the Fund’s social criteria after the Fund acquires it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer meet the social criteria, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

Special Situations Risk

Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and hurt the fund’s performance if the anticipated benefits of the special situation do not materialize.

Synthetic Securities Risk

Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Technology Sector Risk

Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Risks associated with technology stocks include, but are not limited to, the risks of short production cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience and patent and other intellectual property considerations.

Unseasoned Issuer Risk

Unseasoned companies are generally considered more speculative and entail greater risk than do investments in companies with an established operating record. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies

(generally those with less than a three-year operating history together with their predecessors and newly public companies). These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

U.S. Government Obligations Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Warrant Risk

A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

INVESTMENT GLOSSARY

About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.

The Bank of America Merrill Lynch U.S. Treasury Master Index tracks the performance of all outstanding Treasury Bills issued by the US Government.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

The Barclays U.S. Government Index is a market-value weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

The Citigroup World Government Bond Index (unhedged) is an unmanaged index of debt securities of major foreign government bond markets.

The FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

The JPMorgan Emerging Markets Bond Index (EMBI) Plus tracks total returns for traded external debt instruments in the emerging markets. The instruments include external- currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

The JPMorgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments (Eurobonds, loans, etc.) issued by emerging markets sovereign and quasi-sovereign entities. The EMBI Global Diversified is uniquely-weighted and limits the weights of the countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

The JPMorgan GBI Global Index (unhedged) measures local currency denominated fixed rate government debt issued in 13 developed markets countries. The developed markets consist of regularly traded, fixed rate, domestic government bonds that are available to international investors. The index includes only the most liquid developed markets and has been composed of 13 countries since inception.

The MSCI ACWI Index (net)* is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI EAFE Index (Europe, Australasia, Far East) (net)* is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI World Index (net)* is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Nasdaq-100® Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

INVESTMENT GLOSSARY

The Russell Midcap® Growth Index measures the performance of those Russell Mid cap® companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The Russell 1000® Index is a market capitalization-weighted benchmark index made up of the 1000 largest U.S. stocks in the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

The S&P 500® Health Care Index is an unmanaged, market-capitalization weighted index consisting of healthcare companies in the S&P 500® Index and is designed to measure the performance of the healthcare sector.

The S&P® North American Technology Sector Index measures the performance of U.S.-traded stocks of technology-related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of sophisticated computer-related devices; communications equipment and internet services; producers of computer and internet software; consultants for information technology; providers of computer services; and semiconductor equipment manufacturers.

The Citi Treasury Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

* The net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Additional Information about the Nasdaq-100® Index. The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq®, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to the VC I (Licensee) is the licensing of the Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq® without regard to Licensee or the Fund. Nasdaq® has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100® Index or any data included herein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100® Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100® Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

INVESTMENT GLOSSARY

Additional Information About the Russell 2000® Index. The Russell 2000® Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Additional Information About the S&P Indexes. “Standard & Poor’s®,” “S&P®,” “S&P 500®” and “S&P MidCap 400®” are trademarks of S&P. The Mid Cap Index Fund and Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in such Funds.

ACCOUNT INFORMATION

VC I Shares

VC I is an open-end management investment company and may offer shares of the Funds for sale at any time. However, VC I offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement. None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC I reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC I normally redeems Fund shares for cash, VC I has the right to pay separate account assets other than cash (“redemption-in-kind”) for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

Execution of requests. VC I is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next net asset value (“NAV”) to be calculated after the request is accepted by VC I. If the order is received by VC I, or the insurance company as its authorized agent, before VC I’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of the Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Frequent or Short-term Trading

The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below. VC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities (often referred to as “junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s

ACCOUNT INFORMATION

junk bond holdings. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC I’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC I determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC I.

Payments in Connection with Distribution

VALIC, as a life insurance company and as the Adviser of the Fund, receives revenue sharing payments from certain sub-advisers to the Funds (other than SAAMCo, an affiliated investment adviser) in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Fund, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or sub-advisers.

Selective Disclosure of Portfolio Holdings

VC I’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued

The NAV for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign

ACCOUNT INFORMATION

securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Funds are not open to purchases or redemptions. The securities held by the Government Money Market I Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Government Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid annually, except for the Government Money Market I Fund, which declares daily and pays dividends monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document, custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

MANAGEMENT

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers

VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objective and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of the Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC I and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Directors’ approval of the sub-advisory agreements is available in VC I’s most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.”

VC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new unaffiliated sub-advisers or replace existing sub-advisers with an unaffiliated sub-adviser without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

MANAGEMENT

The Sub-Advisers are:

Allianz Global Investors U.S. LLC

American Century Investment Management, Inc.

Barrow, Hanley, Mewhinney & Strauss, LLC

BlackRock Investment Management, LLC

Bridgeway Capital Management, Inc.

Columbia Management Investment Advisers, LLC

Franklin Advisers, Inc.

Goldman Sachs Asset Management, L.P.

Invesco Advisers, Inc.

Janus Capital Management LLC

J.P. Morgan Investment Management Inc.

Massachusetts Financial Services Company

PineBridge Investments LLC

SunAmerica Asset Management, LLC

T. Rowe Price Associates, Inc.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Victory Capital Management Inc.

Wellington Management Company LLP

Wells Capital Management Incorporated

Mid Cap Strategic Growth Fund

Science & Technology Fund

Allianz Global Investors U.S. LLC (“AllianzGI”)

555 Mission St., Suite 1700, San Francisco, California 94105

AllianzGI is an indirect wholly owned subsidiary of Allianz SE. As of June 30, 2016, AllianzGI had $84.6 billion in total assets under management and advice.

A portion of the assets of the Mid Cap Strategic Growth Fund is managed by Steven Klopukh, CFA and Tim McCarthy, CFA. Mr. Klopukh has been with AllianzGI through a predecessor firm since 2002 and is a Director and senior portfolio manager at AllianzGI. He has been responsible for managing U.S. mid-cap growth and core equity portfolios for AllianzGI since 2004. Mr. McCarthy is a portfolio manager and vice president with AllianzGI, which he joined in 2003. He is responsible for managing mid-cap portfolios for AllianzGI and focuses on the financial sector and several industries within industrials, materials and energy.

A portion of the assets of the Science & Technology Fund is managed by Walter C. Price, Jr., CFA and Huachen Chen, CFA. Mr. Price, Managing Director and Portfolio Manager, joined AllianzGI through a predecessor firm in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of AllianzGI’s technology area and has extensive experience in managing technology portfolios. Mr. Chen, Managing Director and Senior Portfolio Manager, joined AllianzGI through a predecessor firm in 1984 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.

Growth Fund

International Growth Fund

American Century Investment Management, Inc. (“American Century”)

4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed approximately $49.7 billion in total assets under management as of June 30, 2016.

Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by each Fund’s investment objective and strategy.

The Growth Fund uses teams of portfolio managers and analysts to manage the fund in consultation with the asset allocation team member, which is responsible for coordinating certain fund activities such as recommending appropriate asset allocations, reviewing overall fund compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Responsibility for research, security selection and portfolio construction for specified portions of the funds has been allocated among for four teams: the Growth Strategy team, U.S. Premier Large Cap Growth Strategy Team, Disciplined Growth Strategy team and the International Growth Strategy team.

American Century’s asset allocation strategy is managed by Scott Wilson and Richard Weiss. Mr. Wilson, Vice President and Portfolio Manager, has been a member of the asset allocation team since 2006. He joined American Century in 1992, became an analyst in 1994 and a portfolio manager in 2011. He is a CFA charterholder. Mr. Weiss, Senior Vice President and Senior Portfolio Manager, has been a member of the asset allocation team since joining American Century in 2010.

American Century’s Growth Strategy team is managed by Gregory J. Woodhams and Justin M. Brown. Mr. Woodhams, Chief Investment Officer, U.S. Growth Equity — Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the growth strategy team since he joined American Century in 1997. He became a portfolio manager in 1998. He is a CFA charterholder. Mr. Brown, Vice President and Portfolio Manager, has been a member of the growth strategy team since he joined American Century in 2000 as an investment analyst. He became a portfolio manager in February 2006. He is a CFA charterholder.

American Century’s U.S. Premier Large Cap Growth Strategy team is managed by Keith Lee, Michael Li, and Jeffrey Bourke. Mr. Lee, Vice President and Senior Portfolio Manager, joined American Century in 1998 and rejoined in

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2001. He became a portfolio manager in 2003 and has been a member of the U.S. premier large cap growth strategy team since 2008. Mr. Li has been a member of the U.S. premier large cap growth strategy team since 2008. He joined American Century in 2002 as an investment analyst and became a portfolio manager in 2006. Mr. Bourke has been a member of the U.S. premier large cap growth strategy team since 2008. He joined American Century in 2007 as an analyst and became a portfolio manager in 2013. Messrs. Lee and Bourke are CFA charterholders.

American Century’s Disciplined Growth Strategy team is managed by Yulin Long and Lynette Pang. Dr. Long, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the disciplined growth strategy team since joining American Century in 2005 as a quantitative analyst. She became a portfolio manager in 2013. She is a CFA charterholder. Ms. Pang, Portfolio Manager, has been a member of the disciplined growth strategy team since 2005. She joined American Century in 1997 and became a portfolio manager in 2006. She is a CFA charterholder.

American Century’s International Growth Strategy team and a portion of the assets of the International Growth Fund are managed by Rajesh Gandhi and James G. Gendelman. Mr. Gandhi, Vice President and Senior Portfolio Manager, has been a member of the International Growth team since joining American Century in 2002 and has been a portfolio manager since 2008. He is a CFA charterholder. Mr. Gendelman, Vice President and Portfolio Manager, has been a member of the International Growth team since joining American Century in 2015. Prior to joining American Century, he was a fund co-manager at Marsico Capital Management, LLC.

Broad Cap Value Income Fund

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)

2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2671

BHMS has been providing investment advisory services since 1979 and as of June 30, 2016, had approximately $90.2 billion in assets under management.

The Broad Cap Value Fund is managed by a team of BHMS portfolio managers led by Mark Giambrone. Additional members of the diversified large cap value team include Michael B. Nayfa, CFA and Terry L. Pelzel, CFA. Mr. Giambrone joined BHMS in 1999 and is a Managing Director and Portfolio Manager. Mr. Nayfa joined BHMS in 2008 and is a Director and Portfolio Manager. Mr. Pelzel joined BHMS in 2010 and is a Director and Portfolio Manager.

Core Equity Fund

Dividend Value Fund

BlackRock Investment Management, LLC (“BlackRock”)

1	University Square Drive, Princeton, NJ 08540

BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. As of June 30, 2016, BlackRock, Inc. has over 12,677 employees in [30] countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe. As of June 30, 2016, the assets under management of BlackRock, Inc. (including its subsidiaries) were $4.89 trillion.

The Core Equity Fund is managed by BlackRock’s Large Cap Series team and BlackRock’s Basic Value team.

BlackRock’s Large Cap Series team is managed by lead portfolio manager, Peter Stournaras. Mr. Stournaras has been Managing Director of BlackRock, Inc. since 2010 and he is a member of the Fundamental Active Equity business of BlackRock’s Active Equity Group. Prior to that time, Mr. Stournaras held the position of Director at Northern Trust Company from 2006 to 2010. Mr. Stournaras holds the CFA designation.

BlackRock’s Basic Value team is led by Bart Geer and Carrie King. Mr. Geer has been Managing Director of BlackRock, Inc. since 2012. He was Managing Director of the Putnam Equity Income Fund and Large U.S. Large Cap Value (R1V) institutional equity portfolios at Putnam Investments from 2000 to 2012. Mr. Geer is primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Ms. King’s service with the firm dates back to 1993, including her years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock in 2006. Ms. King has been a member of the Basic Value team since 1996.

A portion of the assets of the Dividend Value Fund is managed by a team of BlackRock portfolio managers comprised of Bob Shearer, David Cassese and Tony DeSpirito. Mr. Shearer is a Managing Director and portfolio manager at BlackRock. He joined BlackRock in conjunction with the MLIM merger in October 2006, after spending 9 years with MLIM. Mr. Cassese is a Director and portfolio manager. Prior to joining BlackRock in 2011, Mr. Cassese was a portfolio manager with Oppenheimer Capital. Mr. DeSpirito is a Managing Director and portfolio manager at BlackRock. Prior to joining BlackRock in 2014, he was Managing Principal, a portfolio manager and member of the Executive Committee of Pzena Investment Management for 5 years. Messrs. Shearer and Cassese hold the CFA designation.

Small Cap Fund

Bridgeway Capital Management, Inc. (“Bridgeway”)

20 Greenway Plaza, Suite 450, Houston, Texas 77046

Bridgeway provides investment management services to institutions, registered investment companies (“mutual

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funds” or “funds”), high net worth individuals, pension and profit sharing plans, corporations, trusts, estates, charitable/non-profit organizations, collective investment trusts and government entities. As of June 30, 2016, Bridgeway had approximately $6.5 billion in assets under management.

A portion of the assets of the Small Cap Fund is managed by a team of Bridgeway’s portfolio managers led by John Montgomery and including Elena Khoziaeva, Michael Whipple and Christine L. Wang. All team members share responsibilities for portfolio management, investment research and statistical modeling. Mr. Montgomery is founder, Chief Investment Officer and Portfolio Manager of Bridgeway. Ms. Khoziaeva, CFA, is a Portfolio Manager and began working at Bridgeway in 1998. Mr. Whipple, CFA, is a Portfolio Manager and began working at Bridgeway in 2002. Ms. Wang, CFA, is a Portfolio Manager and began working at Bridgeway in 2008.

Large Cap Core Fund

Columbia Management Investment Advisers, LLC (“Columbia”)

225 Franklin Street, Boston, MA 02110

Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. Columbia’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. Columbia managed $331.56 billion in assets as of June 30, 2016.

The Large Cap Core Fund is managed by Guy W. Pope, CFA. Mr. Pope is a Senior Portfolio Manager and Head of Contrarian Core Strategy for Columbia. He joined the firm in May 2010 when it acquired of the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1993. Mr. Pope began his investment career in 1993.

Global Strategy Fund

Franklin Advisers, Inc. (“Franklin Advisers”)

One Franklin Parkway, San Mateo, California 94403-1906

Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as “Franklin Templeton Investments”), a publicly owned company engaged in the financial services industry through its subsidiaries. As of June 30, 2016, Franklin Templeton Investments managed approximately $732.1 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the debt portion of the Global Strategy Fund is managed by Michael Hasenstab and Christine Zhu. Dr. Hasenstab first worked for Franklin Templeton from 1995 to 1998, rejoining again in 2001 after a three-year leave to obtain his Ph.D. Dr. Hasenstab is Executive Vice President and Chief Investment Officer for Templeton Global Macro. He has primary responsibility for the debt investments of the Fund and has final authority over all aspects of the Fund’s debt investment portfolio. The degree to which he may perform his duties may change from time-to-time. Ms. Zhu is a portfolio manager and quantitative research analyst for Templeton Global Macro. She focuses on portfolio construction, derivatives/quantitative strategies in global market, performance attribution and risk management. Ms. Zhu joined Franklin Templeton in 2007.

Global Real Estate Fund

Small-Mid Growth Fund

Goldman Sachs Asset Management, L.P. (“GSAM”)

200 West Street New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman”). As of June 30, 2016, GSAM, including its investment advisory affiliates, had assets under management of approximately $1.127 trillion in total assets under supervision. Assets under supervision include assets under management and other client assets for which Goldman does not have full discretion.

GSAM manages the portion of the Global Real Estate Fund that invests in international real estate securities. GSAM’s portion is managed by Frankie Chun Wah Lee. Mr. Lee is a Vice President and Portfolio Manager on GSAM’s Real Estate Securities team and has been with GSAM since 2010. Prior to joining GSAM, Mr. Lee worked at Henderson Global Investors from 2006 to 2010 where he managed the Asia-Pacific real estate securities portfolio.

Messrs. Steven M. Barry and Daniel Zimmerman, CFA manage the Small-Mid Growth Fund. Mr. Barry, Managing Director and Chief Investment Officer, has 31 years of investment experience. He joined Goldman Sachs in 1999 as a vice president, was named managing director in 2001 and partner in 2004. Mr. Zimmerman, Managing Director and Co-Lead Portfolio Manager, joined Goldman Sachs in 2003. Mr. Zimmerman is a CFA charterholder.

Global Real Estate Fund

International Growth Fund

Small Cap Fund

Invesco Advisers, Inc.

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976 and is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries,

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engages in the business of investment management on an international basis. As of June 30, 2016, Invesco had approximately $811.8 billion in assets under management.

Invesco Asset Management Limited (“IAML”) serves as sub-subadvisor to the Fund, with its principal office at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. IAML is an affiliate of Invesco and is compensated by Invesco at no additional expense to the Trust. Day-to-day investment management decisions for the Fund are made by Invesco. The sub-subadviser is responsible for choosing certain types of real estate securities for the Fund.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

The following individuals are jointly responsible for the day-to-day management of the Global Real Estate Fund: Joe Rodriguez, Jr. (lead manager), Mark Blackburn, Paul Curbo, Ping-Ying Wang, Darin Turner and James Cowen.

Mr. Rodriguez, Lead Portfolio Manager, has been head of Invesco’s real estate securities team since 1995 and has been associated with Invesco and/or its affiliates since 1990. Mr. Blackburn, Portfolio Manager, is a member of Invesco’s real estate securities team and has been associated with Invesco and/or its affiliates since 1998. Mr. Curbo, Portfolio Manager, is a member of Invesco’s real estate securities team and has been associated with Invesco and/or its affiliates since 1998. Ms. Wang, Portfolio Manager, is a member of Invesco’s real estate securities team and has been associated with Invesco and/or its affiliates since 1998. Mr. Turner, Portfolio Manager, is a member of Invesco’s domestic real estate securities team and has been associated with Invesco and/or its affiliates since 2005. Mr. Cowen, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000.

The following individuals are jointly responsible for the day-to-day management of the International Growth Fund: Clas Olsson, Mark Jason, Matthew Dennis, Brent Bates and Richard Nield.

Mr. Olsson, Senior Portfolio Manager, has been associated with Invesco and/or its affiliates since 1994. Mr. Jason, Senior Portfolio Manager, has been associated with Invesco and/or its affiliates since 2001. Mr. Dennis, Senior Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Mr. Bates, Senior Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996. Mr. Nield, Senior Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000.

The following individuals are jointly responsible for the day-to-day management of the Small Cap Fund: Juliet Ellis (lead manager), Juan Hartsfield and Davis Paddock.

Ms. Ellis, Senior Portfolio Manager, has been associated with Invesco and/or its affiliates since 2004. Mr. Hartsfield, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2004. Mr. Paddock, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2005. Effective June 30, 2017, Juliet Ellis, the current Lead Portfolio Manager of the Fund, will transition out of her role as portfolio manager and Juan Hartsfield will become Lead Portfolio Manager for the portion of the Fund Subadvised by Invesco.

Mid Cap Strategic Growth Fund

Janus Capital Management LLC (“Janus”)

151 Detroit Street, Denver, CO 80206

Janus is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses that had approximately $190.9 billion in assets under management as of June 30, 2016.

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Fund. Mr. Demain, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1999 as a securities analyst. Mr. Demain holds the Chartered Financial Analyst designation.

Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds the Chartered Financial Analyst designation.

Emerging Economies Fund

Government Securities Fund

Growth & Income Fund

J.P. Morgan Investment Management Inc. (“JPMIM”)

270 Park Avenue, New York, NY 10017

JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. As of June 30, 2016, JPMIM and its affiliates managed over $1.69 trillion in assets.

The Emerging Economies Fund is managed by a team led by Anuj Arora and George Iwanicki. Mr. Arora, Managing

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Director, is a portfolio manager within the Emerging Markets Equity Team based in London. A JPMIM employee since 2006, Mr. Arora is focused on portfolio construction and quantitative asset allocation for the Global Emerging Markets team. Mr. Iwanicki, Managing Director, is a portfolio manager and the global macro strategist within the Emerging Markets Equity Team based in New York. A JPMIM employee since 1992, Mr. Iwanicki is responsible for portfolio construction and chairs JPMIM’s Asset Allocation Committee.

The Government Securities Fund is managed by a team led by Michael Sais and Robert Manning. Mr. Sais, Managing Director and CFA charterholder, is a fixed income fund manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Manning, Executive Director, is a portfolio manager for Insurance Solutions. Previously, he was a member of the Fixed Income Portfolio Management Group that supports Mid-Institutional Portfolios. Mr. Manning joined the firm in 1999.

The Growth & Income Fund is managed by a team led by Raffaele Zingone and Timothy Snyder. Mr. Zingone, Managing Director and CFA charter holder, is a portfolio manager within the U.S. Disciplined Equity Team based in New York. A JPMIM employee since 1991, Mr. Zingone is responsible for the Research Enhanced Index (REI) strategies. Mr. Snyder, Executive Director, is a portfolio manager on the U.S. Disciplined Equity Team. A JPMIM employee since 2003, Mr. Snyder is responsible for implementation of the Research Enhanced Index (REI) strategies. Mr. Snyder joined the portfolio management team in 2004 as an analyst. He holds a B.S. in finance and economics from the University of Delaware and is a holder of the CFA and CMT designations.

International Growth Fund

Large Capital Growth Fund

Massachusetts Financial Services Company (“MFS”)

111 Huntington Avenue, Boston, Massachusetts 02199

MFS is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. Net assets under management of the MFS organization were approximately $424 billion as of June 30, 2016.

The Large Capital Growth Fund is managed by Jeffrey C. Constantino, an Investment Officer and Portfolio Manager of MFS. Mr. Constantino has been employed in the investment area of MFS since 2000.

MFS manages a portion of the assets of the International Growth Fund using a team of portfolio managers. The team is comprised of Marcus L. Smith, Filipe M.G. Benzinho and Daniel Ling, CFA, each an Investment Officer and Portfolio Manager of MFS. Mr. Benzinho has been employed in the investment area of MFS since 2009. Mr. Smith has been employed in the investment area of MFS since 1994. As of April 1, 2017, Mr. Smith will no longer be a portfolio manager of the Fund. Mr. Ling has been employed in the investment area of MFS since 2006. They have joint responsibility for making day-to-day investment decisions on behalf of MFS’ portion of the Fund’s assets.

Asset Allocation Fund

Capital Conservation Fund

Inflation Protected Fund

International Government Bond Fund

PineBridge Investments LLC (“PineBridge”)

399 Park Avenue, New York, New York 10022

PineBridge is an indirect subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group (“PCG”), an Asia-based private investment group. PCG is majority owned by Mr. Richard Li Tzar Kai. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of June 30, 2016, PineBridge managed approximately $80.7 billion.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Asset Allocation Fund are made by a team including Kate Faraday, Michael Kelly, Jose R. Aragon, Robert Vanden Assem and Agam Sharma. Ms. Faraday, Senior Vice President and Portfolio Manager/Trader, is responsible for portfolio management and trading on the group’s passive and research enhanced strategies. Ms. Faraday joined the firm in 2007. From 2004 to 2006, Ms. Faraday was an equity trader at KR Capital Advisors. Mr. Kelly, Managing Director, Global Head of Multi-Asset, joined PineBridge in 1999. In his current role, Mr. Kelly is responsible for the development and management of structured equity products worldwide and the expansion of PineBridge’s capabilities for institutional pension fund advisory and retail orientated multi-asset vehicles and is a member of PineBridge’s Research Enhanced R&D Panel. Mr. Aragon joined PineBridge in 2003 and is currently a Senior Vice President and a Portfolio Manager for PineBridge’s Multi-Asset Team. Prior to assuming this role, Mr. Aragon managed PineBridge’s multi-strategy hedge fund and was a Quantitative Analyst in the PineBridge structured equity group. Mr. Vanden Assem, CFA, is a Managing Director and Head of Investment Grade Fixed Income, and joined PineBridge in 2001. He is currently responsible for the portfolio management of high grade institutional and retail portfolios. Mr. Sharma joined the firm in 2013, and is a Portfolio Manager within PineBridge Investments’ Global Multi-Asset Team. Mr. Sharma focuses on developing portfolio strategy, sits on many of the Multi-Asset implementation teams, and serves as a primary interface with clients. Prior to joining PineBridge, he spent seven years at BlackRock Inc. where he was part of the Special Opportunities Group working across multiple fixed income segments and alternative asset classes to identify

MANAGEMENT

investment opportunities and structure investments and vehicles best suited to client needs. Prior to that, Mr. Sharma was a senior consultant with Deloitte where he advised senior client executives globally on strategy, business process, and technology solutions across several industry sectors. Mr. Sharma holds a Masters in Business Administration from Harvard Business School as well as a Masters degree in Biotechnology from the Indian Institute of Technology.

Investment decisions for the Capital Conservation Fund are made by a team including Dana G. Burns and Robert Vanden Assem. Mr. Burns is Managing Director and Portfolio Manager of Investment Grade Fixed Income. Mr. Burns joined PineBridge in 2007 and has over 10 years of investment experience. Prior to joining PineBridge, Mr. Burns was Vice President and co-manager of the Fixed Income Separately Managed Account team at Morgan Stanley. Please see above for the biography of Mr. Vanden Assem.

Investment decisions for the Inflation Protected Fund are made by Robert Vanden Assem and Amit Agrawal. Please see above for the biography of Mr. Vanden Assem. Mr. Agrawal, Managing Director and Senior Portfolio Manager, Investment Grade Fixed Income, joined PineBridge in 2002. He is currently responsible for managing CDOs, total return and long/short credit portfolios, and preferred stock portfolios.

Investment decisions for the International Government Bond Fund are made by a team including Anders Faergemann and Dmitri Savin. Mr. Faergemann joined PineBridge in 2004 and is an Investment Manager with the Emerging Market Fixed Income Team. He focuses on portfolio management of local currency debt as well as sovereign debt. Prior to this role Mr. Faergemann was an emerging market currency strategist. Mr. Faergemann began his investment career in 1998. Mr. Savin joined the firm in 2000 and is a Senior Vice President and member of the portfolio management team. Mr. Savin’s responsibilities have included portfolio strategy, risk management and development of various quantitative strategies and applications of technical analysis. He has also held the role of Senior Analyst, focusing on sovereigns in the EMEA region. Prior to joining PineBridge, Mr. Savin was Head of Research with Fleming UCB in Moscow, providing equity coverage on Russian companies, as well as macroeconomic research and equity strategy. Prior to that, he worked in Equity Research for Deutsche Morgan Grenfell and was Head of Operations with United City Bank. He received a BSc with honors in Mathematics from Moscow State University and an MBA from Indiana University. He holds the Investment Management Certificate (IMC) and is a CFA charterholder. He is an Associate of the CFA Institute, the CFA Society of the UK and is a member of the Society of Technical Analysts.

Dividend Value Fund

Global Social Awareness Fund

International Equities Index Fund

Mid Cap Index Fund

Money Market I Fund

Nasdaq-100® Index Fund

Small Cap Index Fund

Stock Index Fund

SunAmerica Asset Management, LLC (“SAAMCo”)

Harborside Financial Center, 3200 Plaza 5

Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware limited liability company and is an indirect, wholly-owned subsidiary of AIG. SAAMCo’s primary focus has been on the management, in either an advisory or sub-advisory capacity, of registered investment companies . As of June 30, 2016, SAAMCo managed, advised, and/or administered more than $77.4 billion in assets.

A portion of the assets of the Dividend Value Fund is managed by a team consisting of Timothy Pettee, Andrew Sheridan and Timothy Campion, with Mr. Pettee serving as team leader. Mr. Pettee, Senior Vice President and Chief Investment Officer, joined SAAMCo in 2003. Mr. Sheridan, Vice President, Portfolio Manager and Senior Research Analyst, joined SAAMCo in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SAAMCo research team, covering the technology industry. Mr. Campion is a Vice President, Portfolio Manager and Quantitative Analyst at SAAMCo. He is responsible for the management and trading of a wide variety of domestic equity index funds. Mr. Campion joined SAAMCo in 2012. Prior to joining SAAMCo, he was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999.

The Global Social Awareness Fund is managed by a team consisting of Timothy Campion, Kara Murphy, CFA, and Jane Bayar, with Mr. Campion serving as team leader. Ms. Murphy is the Chief Investment Officer of SAAMCo. Previously, Ms. Murphy was the Director of Research and a senior research analyst covering the financial sector. Before joining SAAMCo, Ms. Murphy held research positions at Chilton Investment Company and Morgan Stanley Investment Management. Her investment experience dates from 2000. Ms. Bayar joined SAAMCo in 2004 and is a Portfolio Manager in the Investment Department. Prior to her current role, she served as an investment analyst for both equity and fixed income portfolios. Ms. Bayar received her B.A. from Baruch College and her M.B.A. from Rutgers School of Business. Her investment experience dates from 2004. Please see above for the biography of Mr. Campion.

SAAMCo’s Fixed-Income Investment Team is responsible for management of the Government Money Market I Fund.

The International Equities Index Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund are managed by a team consisting of Timothy Campion, Andrew Sheridan, and Jane Bayar. Mr. Sheridan,

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Vice President, Portfolio Manager and Senior Research Analyst, joined SAAMCo in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SAAMCo research team, covering the technology industry. Please see above for the biographies of Mr. Campion and Ms. Bayar.

Blue Chip Growth Fund

Health Sciences Fund

Science & Technology Fund

Small Cap Fund

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over seven decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation’s leading no-load fund managers. As of June 30, 2016, T. Rowe Price and its affiliates had approximately $776.6 billion in assets under management.

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and his investment experience dates from 1989.

The Health Sciences Fund is managed by an investment advisory committee, chaired by Ziad Bakri. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Bakri was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2016. Mr. Bakri joined T. Rowe Price in 2011 and his investment experience dates from 2005. Since joining T. Rowe Price, he has served as an investment analyst covering the healthcare sector. Prior to joining T. Rowe Price, he was an equity research analyst with Cowen and Company and an investment banking analyst with Merrill Lynch.

T. Rowe Price is responsible for sub-advising a portion of the Science & Technology Fund. This portion is managed by an investment advisory committee chaired by Kennard W. Allen. As committee chairman, Mr. Allen has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Allen previously served as a member of the investment advisory committee. He joined T. Rowe Price in 2000 and his investment experience dates from that time.

T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment advisory committee, chaired by Frank M. Alonso. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Alonso joined T. Rowe in 2000 and his investment experience dates from that time. During the past five years, he has served as an equity research analyst and a portfolio manager (beginning in 2013).

Foreign Value Fund

Templeton Global Advisors Limited (“Templeton Global”)

Lyford Cay, Nassau, Bahamas

Templeton Global is a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2016, Franklin Templeton Investments managed approximately $732.1 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

Day-to-day decisions and management of the Foreign Value Fund are made by a team including Tucker Scott, CFA, Executive Vice President and Portfolio Manager of Templeton Global, Norman Boersma, CFA, Chief Investment Officer and Portfolio Manager of Templeton Global and Heather Arnold, CFA, Executive Vice President, Director of Research and Portfolio Manager of Templeton Global.

Mr. Scott joined Franklin Templeton Investments in 1996 and has been a manager of the retail Templeton Foreign Fund since 2007. Ms. Arnold joined Franklin Templeton Investments in 2005 and has 30 years of industry experience. Mr. Boersma joined Franklin Templeton Investments in 1991 and has been a manager of the retail Templeton Foreign Fund since 2011.

Global Strategy Fund

Templeton Investment Counsel, LLC (“Templeton Investment”)

300 SE 2nd Street, Fort Lauderdale, Florida 33301

Templeton Investment is a Delaware limited liability company and a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2016, Franklin Templeton Investments managed approximately $732.1 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the equity portion of the Global Strategy Fund is Peter A. Nori, CFA, Heather Arnold, CFA and Antonio T. Docal, CFA. Mr. Nori, Executive Vice President and Portfolio Manager of Templeton Investment, has been with Franklin Templeton Investments since 1987. Ms. Arnold rejoined Franklin Templeton Investments in 2005 and has 30 years of industry experience. Mr. Docal,

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Executive Vice President and Portfolio Manager, joined the Templeton organization in 2001.

Small Cap Aggressive Growth Fund

Victory Capital Management Inc. (Victory Capital)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144

Victory Capital is a registered investment adviser. As of June 30, 2016, Victory had approximately $34.3 billion in assets under management.

The Small Cap Aggressive Growth Fund is managed by an investment team comprised of Stephen J. Bishop, Melissa Chadwick-Dunn, D. Scott Tracy, CFA and Christopher W. Clark, CFA. Mr. Bishop has been a member of the team that manages the Fund since 1996. Ms. Chadwick-Dunn has been a member of the team since 2001. Mr. Tracy has been a member of the team since 2001. Mr. Clark has been a member of the team since 2007. Messrs. Tracy and Clark are CFA charterholders. Ms. Chadwick-Dunn and Messrs. Bishop, Tracy and Clark became employees of Victory Capital in connection with Victory Capital’s acquisition of RS Investments in 2016.

Science & Technology Fund

Value Fund

Wellington Management Company LLP

(“Wellington Management”)

280 Congress Street, Boston, Massachusetts 02210

Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2016, Wellington Management and its investment affiliates had investment management authority with respect to approximately $969 billion in assets.

A portion of the assets of the Science & Technology Fund is managed by Wellington Management’s Global Technology Investment Team. The team is comprised of John F. Averill, CFA, Bruce L. Glazer, Anita M. Killian, CFA and Michael T. Masdea. Each team member provides portfolio management and securities analysis services for Wellington Management’s portion of the Fund’s assets.

Mr. Averill, Senior Managing Director and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Glazer, Senior Managing Director and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Ms. Killian, Senior Managing Director and Global Industry Analyst affiliated with Wellington Management, joined the firm as an investment professional in 2000. Mr. Masdea, Senior Managing Director and Global

Industry Analyst of Wellington Management, joined the firm as an investment professional in 2008.

The Value Fund is managed by Karen H. Grimes, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. Ms. Grimes joined Wellington Management as an investment professional in 1995 and she has served as Portfolio Manager of the Value Fund since 2011.

Small Cap Special Values Fund

Wells Capital Management Incorporated (“WellsCap”)

525 Market Street, San Francisco, California 94105

WellsCap is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2016, WellsCap managed over $340 billion in assets.

WellsCap is responsible for managing a portion of the assets of the Small Cap Special Values Fund, which is managed by James M. Tringas, CFA, Robert Rifkin, CFA and Bryant VanCronkhite, CFA. Mr. Tringas is a Managing Director and Senior Portfolio Manager with the Small Cap Value team of WellsCap’s Equity Management group. He has been with WellsCap or one of its predecessor firms since 1994. Mr. Tringas has been working in the investment management field since 1994. Mr. Rifkin is a portfolio manager for the WellsCap Special Small Cap Value portfolio at WellsCap and also serves as a senior analyst for the WellsCap Special Mid Cap Value portfolio. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1997. Mr. Rifkin has been working in the investment management field since 1985. Mr. VanCronkhite, Managing Director and Senior Portfolio Manager, has been working at WellsCap or one of its predecessor firms since 2003. Messrs. Tringas, Rifkin and VanCronkhite have earned the right to use the CFA designation.

How VALIC is Paid for its Services

Each Fund pays VALIC a monthly fee based on a percentage of average monthly net assets.

A discussion of the basis for the Board of Directors’ approval of the investment advisory agreements is available in VC I’s most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.” Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2016.

Fund Name	Advisory Fee Paid (as a percentage of average daily net assets)

Asset Allocation Fund	0.50%
Blue Chip Growth Fund	0.73%

MANAGEMENT

Fund Name	Advisory Fee Paid (as a percentage of average daily net assets)

Broad Cap Value Income Fund	0.70%
Capital Conservation Fund	0.50%
Core Equity Fund	0.80%
Dividend Value Fund	0.73%
Emerging Economies Fund	0.78%
Foreign Value Fund	0.67%
Global Real Estate Fund	0.72%
Global Social Awareness Fund	0.50%
Global Strategy Fund	0.50%
Government Money Market I Fund	0.26	%(1)
Government Securities Fund	0.50%
Growth Fund	0.68%
Growth & Income Fund	0.75%
Health Sciences Fund	0.95%
Inflation Protected Fund	0.48%
International Equities Index Fund	0.30%
International Government Bond Fund	0.50%
International Growth Fund	0.91%
Large Cap Core Fund	0.70%
Large Capital Growth Fund	0.64%
Mid Cap Index Fund	0.27%
Mid Cap Strategic Growth Fund	0.70%
Nasdaq-100® Index Fund	0.40%
Science & Technology Fund	0.88%
Small Cap Aggressive Growth Fund	0.85%
Small Cap Fund	0.89%
Small Cap Index Fund	0.30%
Small Cap Special Values Fund	0.75%
Small-Mid Growth Fund	0.85%
Stock Index Fund	0.25%
Value Fund	0.78%

(1)	The Adviser voluntarily waived a portion of its advisory fee for the fiscal year ended May 31, 2016. Please refer to the section entitled Waivers and Reimbursements for more information with respect to the Adviser’s voluntary waivers and/or reimbursements with respect to the Fund.

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Annual Fund Operating Expenses in such Fund’s Summary.

Additional Information about Fund Expenses

Commission Recapture Program. Through a commission recapture program a portion of the Funds’ expenses have been reduced. “Other Expenses,” as reflected in the Annual Fund Operating Expenses in each Fund’s Summary, does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, “Total Annual Fund Operating Expenses After Expense

Reimbursements” would be as follows: Large Cap Core Fund, 0.82%, Mid Cap Strategic Growth Fund, 0.82%, Science & Technology Fund, 0.98% and Small-Mid Growth Fund, 0.99%.

The expense reductions due to commission recapture for the following funds were less than 0.01%: Asset Allocation Fund, Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Growth & Income Fund, Health Sciences Fund, International Growth Fund, Large Capital Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Value Fund.

Acquired Fund Fees and Expenses.  “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by a Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized expenses of, the particular acquired fund.

For certain Funds, these fees and expenses are shown as a separate item in the Fund’s Annual Fund Operating Expenses Table in each Fund Summary if such fees were greater than 0.01%. For the following Funds, the Acquired Fund Fees and Expenses were less than or equal to 0.01% and are included in “Other Expenses” included in the Annual Fund Operating Expenses Table: Asset Allocation Fund, Blue Chip Growth Fund, Core Equity Fund, Global Real Estate Fund, Growth Fund, Health Sciences Fund, International Equities Index Fund, Science & Technology Fund, Small Cap Fund and Small-Mid Growth Fund.

Expense Limitations.  VALIC has contractually agreed to reimburse the expenses of certain Funds through September 30, 2017, so that the Funds’ Total Annual Fund Operation Expenses do not exceed the limits set forth in the agreement. For the purposes of the waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Funds’ business. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Total Annual Fund Operating Expenses of the following Funds do not exceed the limitations set forth next to each Fund: Blue Chip Growth Fund (0.85%), Government Money Market I Fund (0.55%). Total Annual Fund Operating Expenses of the Small-Mid Growth Fund exceeded the Fund’s expense limitation of 1.00% by less than 0.01%.

MANAGEMENT

Waivers and Reimbursements.

Government Money Market I Fund.  In order to avoid a negative yield, VALIC may waive fees or reimburse expenses of the Government Money Market I Fund. Any such waiver or reimbursement would be voluntary and could be discontinued at any time by VALIC. There is no guarantee that the Fund will be able to avoid a negative yield. For the fiscal year ended May 31, 2016, VALIC voluntarily waived fees or reimbursed expenses in the amount of 0.25% of the Total Annual Fund Operating Expenses resulting in Total Annual Fund Operating Expenses After Expense Reimbursement of 0.26%.

  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2012 through 2016 have been audited by

PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC I, whose report, along with the Funds’ financial statements, is included in the VC I annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Asset Allocation Fund					Blue Chip Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$12.38	$12.67	$12.20	$10.89	$11.05	$17.96	$17.12	$14.19	$11.63	$11.18

Income (loss) from investment operations:
Net investment income (loss)(d)	0.23	0.23	0.25	0.21	0.23	(0.02)	(0.02)	(0.02)	0.03	0.00
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.66)	0.53	1.17	1.39	(0.12)	(0.24)	2.62	3.66	2.54	0.45

Total income (loss) from investment operations	(0.43)	0.76	1.42	1.60	0.11	(0.26)	2.60	3.64	2.57	0.45

Distributions from:
Net investment income	(0.24)	(0.27)	(0.23)	(0.24)	(0.27)	–	–	(0.03)	(0.01)	(0.00)
Net realized gain on securities	(1.32)	(0.78)	(0.72)	(0.05)	–	(2.22)	(1.76)	(0.68)	–	–

Total distributions	(1.56)	(1.05)	(0.95)	(0.29)	(0.27)	(2.22)	(1.76)	(0.71)	(0.01)	(0.00)

Net asset value at end of period	$10.39	$12.38	$12.67	$12.20	$10.89	$15.48	$17.96	$17.12	$14.19	$11.63

TOTAL RETURN(a)	(2.16)%	6.24%	12.04%	14.93%	1.10%	0.17%	15.61%	25.69%	22.08%	4.04%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.70%	0.68%	0.69%	0.75%	0.75%	0.84%	0.83%	0.84%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.70%	0.68%	0.69%	0.75%	0.75%	0.84%	0.83%	0.84%	0.86%	0.86%
Ratio of expense reductions to average net assets	0.00%	–	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	2.00%	1.81%	1.96%	1.79%	2.16%	(0.09)%	(0.12)%	(0.10)%	0.21%	0.04%
Ratio of net investment income (loss) to average net assets(c)	2.00%	1.81%	1.96%	1.79%	2.16%	(0.09)%	(0.12)%	(0.10)%	0.20%	0.02%
Portfolio turnover rate	102%	131%	99%	119%	115%	30%	30%	34%	32%	25%
Number of shares outstanding at end of period (000’s)	15,824	14,473	13,917	13,421	13,302	39,796	36,354	35,957	34,888	34,789
Net assets at end of period (000’s)	$164,358	$179,126	$176,344	$163,788	$144,854	$615,927	$652,819	$615,447	$495,226	$404,646

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Broad Cap Value Income Fund					Capital Conservation Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$16.03	$15.19	$13.02	$10.02	$10.72	$9.92	$9.84	$10.01	$10.11	$9.77

Income (loss) from investment operations:
Net investment income (loss)(d)	0.22	0.21	0.31	0.22	0.20	0.18	0.17	0.19	0.18	0.27
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.11)	1.38	2.06	2.85	(0.73)	0.06	0.10	0.07	(0.05)	0.38

Total income (loss) from investment operations	(0.89)	1.59	2.37	3.07	(0.53)	0.24	0.27	0.26	0.13	0.65

Distributions from:
Net investment income	(0.21)	(0.26)	(0.20)	(0.07)	(0.17)	(0.19)	(0.19)	(0.29)	(0.23)	(0.31)
Net realized gain on securities	(0.96)	(0.49)	–	–	–	(0.02)	–	(0.14)	–	–

Total distributions	(1.17)	(0.75)	(0.20)	(0.07)	(0.17)	(0.21)	(0.19)	(0.43)	(0.23)	(0.31)

Net asset value at end of period	$13.97	$16.03	$15.19	$13.02	$10.02	$9.95	$9.92	$9.84	$10.01	$10.11

TOTAL RETURN(a)	(4.47)%	10.70%	18.24%	30.82%	(4.87)%	2.47%	2.76%	2.73%	1.28%	6.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%	0.85%	0.85%	0.85%	0.85%	0.64%	0.63%	0.64%	0.66%	0.66%
Ratio of expenses to average net assets(c)	0.92%	0.92%	0.95%	1.01%	1.06%	0.64%	0.63%	0.64%	0.66%	0.66%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.01%	0.01%	0.01%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	1.49%	1.33%	2.14%	1.96%	1.97%	1.77%	1.72%	1.95%	1.73%	2.79%
Ratio of net investment income (loss) to average net assets(c)	1.42%	1.26%	2.04%	1.80%	1.76%	1.77%	1.72%	1.95%	1.73%	2.79%
Portfolio turnover rate	26%	23%	27%	34%	18%	71%	193%	129%	149%	141%
Number of shares outstanding at end of period (000’s)	4,104	3,906	3,533	3,217	2,841	23,716	25,822	19,965	22,968	23,049
Net assets at end of period (000’s)	$57,330	$62,619	$53,675	$41,901	$28,476	$236,062	$256,043	$196,550	$230,018	$232,990

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Core Equity Fund					Dividend Value Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$20.38	$18.63	$15.61	$12.27	$13.44	$13.23	$13.23	$11.62	$9.33	$9.31

Income (loss) from investment operations:
Net investment income (loss)(d)	0.21	0.19	0.16	0.19	0.18	0.31	0.28	0.28	0.27	0.23
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.87)	1.74	3.07	3.36	(1.21)	(0.24)	0.85	1.59	2.17	(0.08)

Total income (loss) from investment operations	(0.66)	1.93	3.23	3.55	(1.03)	0.07	1.13	1.87	2.44	0.15

Distributions from:
Net investment income	(0.21)	(0.18)	(0.21)	(0.21)	(0.14)	(0.32)	(0.28)	(0.26)	(0.15)	(0.13)
Net realized gain on securities	–	–	–	–	–	(1.44)	(0.85)	–	–	–

Total distributions	(0.21)	(0.18)	(0.21)	(0.21)	(0.14)	(1.76)	(1.13)	(0.26)	(0.15)	(0.13)

Net asset value at end of period	$19.51	$20.38	$18.63	$15.61	$12.27	$11.54	$13.23	$13.23	$11.62	$9.33

TOTAL RETURN(a)	(3.07)%	10.41%	20.78%	29.19%	(7.63)%	2.20%	8.69%	16.22%	26.34%	1.62%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.80%	0.80%	0.80%	0.80%	0.80%	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of expenses to average net assets(c)	0.92%	0.92%	0.93%	0.95%	0.94%	0.83%	0.82%	0.83%	0.86%	0.89%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	–	–	0.00%	–	–
Ratio of net investment income (loss) to average net assets(b)	1.11%	0.94%	0.95%	1.38%	1.48%	2.55%	2.06%	2.20%	2.62%	2.58%
Ratio of net investment income (loss) to average net assets(c)	0.99%	0.82%	0.82%	1.23%	1.34%	2.54%	2.05%	2.19%	2.58%	2.52%
Portfolio turnover rate	41%	40%	39%	72%	81%	45%	35%	37%	27%	12%
Number of shares outstanding at end of period (000’s)	11,771	13,047	14,433	15,531	17,200	50,727	48,504	46,936	48,835	37,111
Net assets at end of period (000’s)	$229,637	$265,955	$268,866	$242,367	$210,989	$585,505	$641,719	$621,033	$567,499	$346,432

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Emerging Economies Fund
	Year Ended May 31,
	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$7.84	$8.12	$8.09	$7.09	$8.53

Income (loss) from investment operations:
Net investment income (loss)(d)	0.13	0.18	0.17	0.13	0.11
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.61)	(0.30)	(0.02)	0.92	(1.47)

Total income (loss) from investment operations	(1.48)	(0.12)	0.15	1.05	(1.36)

Distributions from:
Net investment income	(0.18)	(0.16)	(0.12)	(0.05)	(0.08)
Net realized gain on securities	–	–	–	–	–

Total distributions	(0.18)	(0.16)	(0.12)	(0.05)	(0.08)

Net asset value at end of period	$6.18	$7.84	$8.12	$8.09	$7.09

TOTAL RETURN(a)	(18.60)%	(1.35)%	1.97%	14.79%	(15.99)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.97%	0.94%	0.95%	0.98%	1.04%
Ratio of expenses to average net assets(c)	0.97%	0.94%	0.95%	0.98%	1.04%
Ratio of expense reductions to average net assets	0.00%	0.00%	–	0.00%	–
Ratio of net investment income (loss) to average net assets(b)	2.02%	2.23%	2.18%	1.71%	1.50%
Ratio of net investment income (loss) to average net assets(c)	2.02%	2.23%	2.18%	1.71%	1.50%
Portfolio turnover rate	64%	65%	55%	53%	108%
Number of shares outstanding at end of period (000’s)	83,618	82,682	83,593	86,346	70,660
Net assets at end of period (000’s)	$517,011	$648,339	$678,406	$698,480	$501,317

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Foreign Value Fund					Global Real Estate Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$10.44	$11.44	$9.61	$7.30	$10.18	$8.60	$8.58	$8.95	$7.46	$9.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.18	0.20	0.27	0.20	0.25	0.18	0.21	0.22	0.15	0.17
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.64)	(0.94)	1.78	2.39	(2.89)	(0.14)	0.28	0.48	1.72	(0.95)

Total income (loss) from investment operations	(1.46)	(0.74)	2.05	2.59	(2.64)	0.04	0.49	0.70	1.87	(0.78)

Distributions from:
Net investment income	(0.20)	(0.26)	(0.22)	(0.28)	(0.24)	(0.26)	(0.23)	(0.49)	(0.13)	(0.29)
Net realized gain on securities	–	–	–	–	–	(0.36)	(0.24)	(0.58)	(0.25)	(0.47)

Total distributions	(0.20)	(0.26)	(0.22)	(0.28)	(0.24)	(0.62)	(0.47)	(1.07)	(0.38)	(0.76)

Net asset value at end of period	$8.78	$10.44	$11.44	$9.61	$7.30	$8.02	$8.60	$8.58	$8.95	$7.46

TOTAL RETURN(a)	(13.72)%	(6.23)%	21.39%	35.97%	(26.11)%	1.53%	5.61%	8.76%	25.49%	(7.94)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.79%	0.79%	0.80%	0.83%	0.83%	0.85%	0.85%	0.86%	0.89%	0.92%
Ratio of expenses to average net assets(c)	0.79%	0.79%	0.80%	0.83%	0.83%	0.85%	0.85%	0.86%	0.89%	0.92%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	1.97%	1.90%	2.53%	2.33%	2.94%	2.18%	2.46%	2.51%	1.79%	2.25%
Ratio of net investment income (loss) to average net assets(c)	1.97%	1.90%	2.53%	2.33%	2.94%	2.18%	2.46%	2.51%	1.79%	2.25%
Portfolio turnover rate	21%	31%	27%	23%	25%	71%	44%	41%	52%	88%
Number of shares outstanding at end of period (000’s)	93,244	94,932	94,131	94,998	103,881	61,190	59,795	48,168	42,969	37,728
Net assets at end of period (000’s)	$818,993	$990,964	$1,077,192	$913,025	$758,094	$490,714	$514,347	$413,082	$384,543	$281,639

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Global Social Awareness Fund					Global Strategy Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$22.11	$21.00	$17.38	$13.72	$15.79	$13.58	$14.12	$12.66	$10.41	$12.19

Income (loss) from investment operations:
Net investment income (loss)(d)	0.34	0.35	0.42	0.33	0.29	0.27	0.30	0.39	0.34	0.41
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.02)	1.20	3.49	3.61	(2.06)	(1.80)	(0.03)	1.53	2.65	(1.66)

Total income (loss) from investment operations	(0.68)	1.55	3.91	3.94	(1.77)	(1.53)	0.27	1.92	2.99	(1.25)

Distributions from:
Net investment income	(0.42)	(0.44)	(0.29)	(0.28)	(0.30)	(0.72)	(0.37)	(0.46)	(0.74)	(0.53)
Net realized gain on securities	–	–	–	–	–	(0.85)	(0.44)	–	–	–

Total distributions	(0.42)	(0.44)	(0.29)	(0.28)	(0.30)	(1.57)	(0.81)	(0.46)	(0.74)	(0.53)

Net asset value at end of period	$21.01	$22.11	$21.00	$17.38	$13.72	$10.48	$13.58	$14.12	$12.66	$10.41

TOTAL RETURN(a)	(2.83)%	7.45%	22.60%	28.99%	(11.20)%	(10.23)%	2.14%	15.32%	29.44%	(10.28)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.63%	0.62%	0.64%	0.68%	0.68%	0.64%	0.64%	0.64%	0.67%	0.67%
Ratio of expenses to average net assets(c)	0.63%	0.62%	0.64%	0.68%	0.68%	0.64%	0.64%	0.64%	0.67%	0.67%
Ratio of expense reductions to average net assets	–	–	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	1.65%	1.63%	2.18%	2.07%	1.98%	2.26%	2.20%	2.90%	2.84%	3.65%
Ratio of net investment income (loss) to average net assets(c)	1.65%	1.63%	2.18%	2.07%	1.98%	2.26%	2.20%	2.90%	2.84%	3.65%
Portfolio turnover rate	0%	88%	99%	101%	102%	26%	28%	25%	23%	28%
Number of shares outstanding at end of period (000’s)	17,949	19,139	20,949	17,295	17,590	41,208	37,891	39,108	36,722	42,243
Net assets at end of period (000’s)	$377,114	$423,242	$439,972	$300,545	$241,281	$431,935	$514,564	$552,074	$465,060	$439,884

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Government Securities Fund						Growth Fund
	Year Ended May 31,						Year Ended May 31,
	2016	2015	2014	2013	2012		2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$10.82	$10.73	$10.95	$11.34	$10.70		$16.40	$16.76	$13.93	$11.67	$11.85

Income (loss) from investment operations:
Net investment income (loss)(d)	0.22	0.22	0.24	0.23	0.27		0.12	0.10	0.10	0.12	0.09
Net realized and unrealized gain (loss) on investments and foreign currencies	0.08	0.11	(0.17)	(0.28)	0.70		(0.52)	1.67	2.87	2.23	(0.19)

Total income (loss) from investment operations	0.30	0.33	0.07	(0.05)	0.97		(0.40)	1.77	2.97	2.35	(0.10)

Distributions from:
Net investment income	(0.27)	(0.24)	(0.25)	(0.28)	(0.33)		(0.10)	(0.11)	(0.14)	(0.09)	(0.08)
Net realized gain on securities	–	–	(0.04)	(0.06)	–		(2.43)	(2.02)	–	–	–

Total distributions	(0.27)	(0.24)	(0.29)	(0.34)	(0.33)		(2.53)	(2.13)	(0.14)	(0.09)	(0.08)

Net asset value at end of period	$10.85	$10.82	$10.73	$10.95	$11.34		$13.47	$16.40	$16.76	$13.93	$11.67

TOTAL RETURN(a)	2.74%	3.07%	0.67%	(0.49)%	9.19	%(e)	(0.63)%	10.89%	21.34%	20.22%	(0.78)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.64%	0.64%	0.65%	0.66%	0.67%		0.79%	0.80%	0.81%	0.81%	0.81%
Ratio of expenses to average net assets(c)	0.64%	0.64%	0.65%	0.66%	0.69%		0.81%	0.80%	0.81%	0.83%	0.84%
Ratio of expense reductions to average net assets	–	–	–	–	–		–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	2.02%	2.01%	2.19%	2.04%	2.51%		0.78%	0.60%	0.65%	0.95%	0.77%
Ratio of net investment income (loss) to average net assets(c)	2.02%	2.01%	2.19%	2.04%	2.49%		0.77%	0.60%	0.65%	0.93%	0.74%
Portfolio turnover rate	17%	7%	28%	64%	230%		102%	99%	90%	81%	87%
Number of shares outstanding at end of period (000’s)	14,278	14,967	15,115	12,492	12,866		70,537	62,664	60,543	59,131	65,596
Net assets at end of period (000’s)	$154,987	$161,977	$162,121	$136,786	$145,929		$949,998	$1,027,988	$1,014,642	$823,541	$765,515

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

  FINANCIAL HIGHLIGHTS

	Growth & Income Fund					Health Sciences Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$19.70	$17.74	$14.78	$12.03	$12.80	$27.01	$21.10	$16.52	$12.61	$12.78

Income (loss) from investment operations:
Net investment income (loss)(d)	0.20	0.20	0.18	0.13	0.11	(0.09)	(0.14)	(0.12)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.34)	1.94	2.91	2.74	(0.79)	(3.83)	9.66	5.43	4.82	0.68

Total income (loss) from investment operations	(0.14)	2.14	3.09	2.87	(0.68)	(3.92)	9.52	5.31	4.75	0.61

Distributions from:
Net investment income	(0.24)	(0.18)	(0.13)	(0.12)	(0.09)	–	–	–	–	(0.26)
Net realized gain on securities	(0.88)	–	–	–	–	(3.21)	(3.61)	(0.73)	(0.84)	(0.52)

Total distributions	(1.12)	(0.18)	(0.13)	(0.12)	(0.09)	(3.21)	(3.61)	(0.73)	(0.84)	(0.78)

Net asset value at end of period	$18.44	$19.70	$17.74	$14.78	$12.03	$19.88	$27.01	$21.10	$16.52	$12.61

TOTAL RETURN(a)	0.08%	12.11%	20.97%	24.00%	(5.23)%	(13.12)%	47.50%	32.09%	39.14%	5.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%	0.85%	0.85%	0.85%	0.85%	1.06%	1.09%	1.11%	1.15%	1.16%
Ratio of expenses to average net assets(c)	0.91%	0.90%	0.93%	0.96%	0.98%	1.09%	1.09%	1.11%	1.15%	1.16%
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	0.01%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	1.08%	1.05%	1.10%	1.01%	0.92%	(0.40)%	(0.59)%	(0.59)%	(0.48)%	(0.60)%
Ratio of net investment income (loss) to average net assets(c)	1.02%	1.00%	1.02%	0.90%	0.79%	(0.43)%	(0.59)%	(0.59)%	(0.48)%	(0.60)%
Portfolio turnover rate	33%	38%	169%	299%	227%	31%	26%	59%	16%	21%
Number of shares outstanding at end of period (000’s)	6,176	6,180	6,449	6,471	6,737	40,409	34,776	27,492	24,949	20,668
Net assets at end of period (000’s)	$113,885	$121,742	$114,405	$95,667	$81,057	$803,402	$939,311	$580,157	$412,098	$260,654

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Inflation Protected Fund					International Equities Index Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$10.92	$11.33	$11.53	$11.79	$10.89	$7.13	$7.44	$6.47	$5.22	$6.84

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15	0.12	0.24	0.23	0.37	0.16	0.19	0.23	0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.16)	(0.30)	(0.17)	(0.18)	0.70	(0.89)	(0.25)	0.92	1.25	(1.60)

Total income (loss) from investment operations	(0.01)	(0.18)	0.07	0.05	1.07	(0.73)	(0.06)	1.15	1.42	(1.44)

Distributions from:
Net investment income	(0.13)	(0.21)	(0.22)	(0.31)	(0.17)	(0.18)	(0.25)	(0.18)	(0.17)	(0.18)
Net realized gain on securities	(0.02)	(0.02)	(0.05)	–	–	–	–	–	–	–

Total distributions	(0.15)	(0.23)	(0.27)	(0.31)	(0.17)	(0.18)	(0.25)	(0.18)	(0.17)	(0.18)

Net asset value at end of period	$10.76	$10.92	$11.33	$11.53	$11.79	$6.22	$7.13	$7.44	$6.47	$5.22

TOTAL RETURN(a)	(0.09)%	(1.57)%	0.73%	0.32%	9.93%	(9.99)%	(0.57)%	17.90%	27.39%	(21.18)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.59%	0.58%	0.59%	0.60%	0.61%	0.43%	0.44%	0.46%	0.53%	0.52%
Ratio of expenses to average net assets(c)	0.59%	0.58%	0.59%	0.60%	0.61%	0.43%	0.44%	0.46%	0.53%	0.52%
Ratio of expense reductions to average net assets	–	–	–	–	–	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	1.38%	1.12%	2.16%	1.94%	3.22%	2.52%	2.62%	3.27%	2.85%	2.78%
Ratio of net investment income (loss) to average net assets(c)	1.38%	1.12%	2.16%	1.94%	3.22%	2.52%	2.62%	3.27%	2.85%	2.78%
Portfolio turnover rate	33%	33%	45%	60%	52%	4%	40%	60%	51%	99%
Number of shares outstanding at end of period (000’s)	42,345	44,644	41,413	38,711	35,093	159,381	151,718	157,825	154,632	132,279
Net assets at end of period (000’s)	$455,830	$487,477	$469,056	$446,317	$413,818	$991,380	$1,081,174	$1,174,840	$1,000,950	$689,840

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	International Government Bond Fund					International Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$11.26	$12.24	$12.12	$12.62	$12.86	$14.18	$14.14	$12.36	$9.81	$12.04

Income (loss) from investment operations:
Net investment income (loss)(d)	0.27	0.32	0.33	0.35	0.39	0.15	0.16	0.16	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	0.23	(0.98)	0.15	(0.06)	(0.03)	(1.58)	0.17	1.87	2.55	(2.22)

Total income (loss) from investment operations	0.50	(0.66)	0.48	0.29	0.36	(1.43)	0.33	2.03	2.72	(2.04)

Distributions from:
Net investment income	(0.29)	(0.29)	(0.22)	(0.45)	(0.46)	(0.17)	(0.20)	(0.25)	(0.17)	(0.19)
Net realized gain on securities	(0.04)	(0.03)	(0.14)	(0.34)	(0.14)	(0.95)	(0.09)	–	–	–

Total distributions	(0.33)	(0.32)	(0.36)	(0.79)	(0.60)	(1.12)	(0.29)	(0.25)	(0.17)	(0.19)

Net asset value at end of period	$11.43	$11.26	$12.24	$12.12	$12.62	$11.63	$14.18	$14.14	$12.36	$9.81

TOTAL RETURN(a)	4.61%	(5.43)%	4.12%	2.03%	2.86%	(9.20)%	2.48%	16.48%	27.92%	(16.96)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.64%	0.65%	0.65%	0.66%	0.67%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of expenses to average net assets(c)	0.64%	0.65%	0.65%	0.66%	0.67%	1.06%	1.06%	1.06%	1.10%	1.11%
Ratio of expense reductions to average net assets	–	–	–	–	–	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	2.45%	2.69%	2.78%	2.75%	3.08%	1.21%	1.15%	1.22%	1.51%	1.72%
Ratio of net investment income (loss) to average net assets(c)	2.45%	2.69%	2.78%	2.75%	3.08%	1.16%	1.11%	1.17%	1.42%	1.62%
Portfolio turnover rate	95%	43%	42%	74%	126%	36%	44%	53%	55%	53%
Number of shares outstanding at end of period (000’s)	17,601	15,220	15,459	15,235	15,494	44,791	43,817	45,685	48,797	49,532
Net assets at end of period (000’s)	$201,253	$171,312	$189,241	$184,590	$195,494	$521,012	$621,387	$646,032	$603,086	$485,839

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Large Cap Core Fund					Large Capital Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$13.74	$14.25	$12.85	$11.22	$12.33	$12.75	$13.97	$12.46	$11.48	$12.31

Income (loss) from investment operations:
Net investment income (loss)(d)	0.12	0.11	0.15	0.14	0.12	0.09	0.11	0.08	0.07	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.25)	1.84	2.40	3.10	(0.73)	0.04	1.35	2.58	1.94	(0.82)

Total income (loss) from investment operations	(0.13)	1.95	2.55	3.24	(0.61)	0.13	1.46	2.66	2.01	(0.80)

Distributions from:
Net investment income	(0.45)	(0.16)	(0.14)	(0.12)	(0.11)	(0.11)	(0.08)	(0.07)	(0.03)	(0.03)
Net realized gain on securities	(2.39)	(2.30)	(1.01)	(1.49)	(0.39)	(0.56)	(2.60)	(1.08)	(1.00)	–

Total distributions	(2.84)	(2.46)	(1.15)	(1.61)	(0.50)	(0.67)	(2.68)	(1.15)	(1.03)	(0.03)

Net asset value at end of period	$10.77	$13.74	$14.25	$12.85	$11.22	$12.21	$12.75	$13.97	$12.46	$11.48

TOTAL RETURN(a)	1.84%	14.34%	20.28%	31.57%	(4.78)%	1.73%	11.01%	21.79%	18.63%	(6.45)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.83%	0.83%	0.84%	0.85%	0.85%	0.75%	0.75%	0.76%	0.77%	0.78%
Ratio of expenses to average net assets(c)	0.83%	0.83%	0.84%	0.85%	0.89%	0.75%	0.75%	0.76%	0.77%	0.78%
Ratio of expense reductions to average net assets	0.01%	0.01%	0.01%	0.01%	–	0.00%	0.00%	0.00%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	0.93%	0.75%	1.09%	1.14%	1.04%	0.73%	0.83%	0.57%	0.58%	0.19%
Ratio of net investment income (loss) to average net assets(c)	0.93%	0.75%	1.09%	1.14%	0.99%	0.73%	0.83%	0.57%	0.58%	0.19%
Portfolio turnover rate	53%	64%	76%	64%	106%	24%	26%	137%	195%	173%
Number of shares outstanding at end of period (000’s)	15,240	13,111	12,606	12,501	11,170	32,186	33,071	29,214	29,489	29,965
Net assets at end of period (000’s)	$164,060	$180,201	$179,649	$160,617	$125,281	$393,063	$421,567	$408,050	$367,527	$343,971

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Mid Cap Index Fund					Mid Cap Strategic Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$28.52	$27.24	$24.44	$19.74	$22.71	$15.35	$15.99	$14.16	$11.83	$13.62

Income (loss) from investment operations:
Net investment income (loss)(d)	0.32	0.32	0.28	0.29	0.21	0.00	(0.03)	(0.01)	0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.06)	2.86	3.99	5.38	(1.74)	(0.82)	1.83	2.12	2.55	(1.74)

Total income (loss) from investment operations	(0.74)	3.18	4.27	5.67	(1.53)	(0.82)	1.80	2.11	2.63	(1.73)

Distributions from:
Net investment income	(0.34)	(0.29)	(0.31)	(0.22)	(0.26)	–	–	(0.08)	–	(0.06)
Net realized gain on securities	(2.57)	(1.61)	(1.16)	(0.75)	(1.18)	(1.95)	(2.44)	(0.20)	(0.30)	–

Total distributions	(2.91)	(1.90)	(1.47)	(0.97)	(1.44)	(1.95)	(2.44)	(0.28)	(0.30)	(0.06)

Net asset value at end of period	$24.87	$28.52	$27.24	$24.44	$19.74	$12.58	$15.35	$15.99	$14.16	$11.83

TOTAL RETURN(a)	(0.69)%	11.92%	17.69%	29.61%	(6.38)%	(2.91)%	11.60%	14.78%	22.76%	(12.67)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.36%	0.36%	0.36%	0.38%	0.38%	0.83%	0.81%	0.82%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.36%	0.36%	0.36%	0.38%	0.38%	0.83%	0.81%	0.82%	0.86%	0.86%
Ratio of expense reductions to average net assets	–	–	–	–	–	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	1.23%	1.15%	1.06%	1.33%	1.02%	0.00%	(0.21)%	(0.06)%	0.63%	0.09%
Ratio of net investment income (loss) to average net assets(c)	1.23%	1.15%	1.06%	1.33%	1.02%	0.00%	(0.21)%	(0.06)%	0.62%	0.08%
Portfolio turnover rate	15%	13%	11%	8%	11%	95%	47%	65%	61%	62%
Number of shares outstanding at end of period (000’s)	119,786	116,969	116,691	119,703	122,335	19,764	18,777	18,583	18,378	20,800
Net assets at end of period (000’s)	$2,979,477	$3,335,644	$3,179,031	$2,925,308	$2,415,464	$248,619	$288,138	$297,068	$260,138	$246,037

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Government Money Market I Fund								Nasdaq-100® Index Fund
	Year Ended May 31,								Year Ended May 31,
	2016		2015		2014	2013	2012		2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00		$10.36	$8.71	$6.98	$6.03	$6.45

Income (loss) from investment operations:
Net investment income (loss)(d)	0.00		0.00		0.00	0.00	0.00		0.08	0.07	0.10	0.07	0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	0.00		0.00		–	0.00	0.00		(0.02)	1.79	1.74	1.06	0.31

Total income (loss) from investment operations	0.00		0.00		0.00	0.00	0.00		0.06	1.86	1.84	1.13	0.35

Distributions from:
Net investment income	(0.00)		(0.00)		(0.00)	(0.00)	(0.00)		(0.07)	(0.09)	(0.07)	(0.03)	(0.02)
Net realized gain on securities	–		–		–	–	–		(0.43)	(0.12)	(0.04)	(0.15)	(0.75)

Total distributions	(0.00)		(0.00)		(0.00)	(0.00)	(0.00)		(0.50)	(0.21)	(0.11)	(0.18)	(0.77)

Net asset value at end of period	$1.00		$1.00		$1.00	$1.00	$1.00		$9.92	$10.36	$8.71	$6.98	$6.03

TOTAL RETURN(a)	0.01	%(f)	0.01	%(f)	0.01%	0.01%	0.01	%(e)	1.18%	21.42%	26.44%	19.16%	6.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.26%		0.14%		0.16%	0.21%	0.17%		0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of expenses to average net assets(c)	0.51%		0.51%		0.51%	0.52%	0.52%		0.56%	0.54%	0.57%	0.57%	0.59%
Ratio of expense reductions to average net assets	–		–		–	–	–		–	–	0.00%	–	–
Ratio of net investment income (loss) to average net assets(b)	0.01%		0.01%		0.01%	0.01%	0.01%		0.80%	0.72%	1.28%	1.06%	0.59%
Ratio of net investment income (loss) to average net assets(c)	(0.24)%		(0.36)%		(0.34)%	(0.30)%	(0.33)%		0.78%	0.71%	1.25%	1.02%	0.52%
Portfolio turnover rate	N/A		N/A		N/A	N/A	N/A		8%	7%	8%	5%	12%
Number of shares outstanding at end of period (000’s)	343,490		343,881		367,402	378,729	409,147		32,164	31,854	29,275	29,011	27,028
Net assets at end of period (000’s)	$343,490		$343,363		$366,768	$378,086	$408,487		$319,222	$330,077	$255,120	$202,595	$162,983

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate.
(f)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate.

  FINANCIAL HIGHLIGHTS

	Science & Technology Fund					Small Cap Aggressive Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$26.68	$24.83	$19.19	$15.84	$17.57	$14.56	$14.12	$13.18	$10.33	$12.63

Income (loss) from investment operations:
Net investment income (loss)(d)	(0.02)	(0.03)	(0.04)	0.03	(0.01)	(0.03)	(0.06)	(0.11)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.71)	4.70	5.71	3.32	(1.72)	(2.61)	4.01	2.50	3.08	(1.46)

Total income (loss) from investment operations	(0.73)	4.67	5.67	3.35	(1.73)	(2.64)	3.95	2.39	3.01	(1.52)

Distributions from:
Net investment income	–	–	(0.03)	–	–	–	–	–	–	–
Net realized gain on securities	(4.65)	(2.82)	–	–	–	(1.75)	(3.51)	(1.45)	(0.16)	(0.78)

Total distributions	(4.65)	(2.82)	(0.03)	–	–	(1.75)	(3.51)	(1.45)	(0.16)	(0.78)

Net asset value at end of period	$21.30	$26.68	$24.83	$19.19	$15.84	$10.17	$14.56	$14.12	$13.18	$10.33

TOTAL RETURN(a)	0.39%	19.52%	29.55%	21.15%	(9.85)%	(16.21)%	30.24%	17.46%	29.43%	(11.72)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.99%	0.98%	0.99%	1.02%	1.02%	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets(c)	0.99%	0.98%	0.99%	1.02%	1.02%	1.01%	1.01%	1.02%	1.05%	1.10%
Ratio of expense reductions to average net assets	0.01%	0.01%	0.01%	0.01%	0.01%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	(0.07)%	(0.12)%	(0.18)%	0.15%	(0.10)%	(0.24)%	(0.42)%	(0.70)%	(0.61)%	(0.59)%
Ratio of net investment income (loss) to average net assets(c)	(0.07)%	(0.12)%	(0.18)%	0.15%	(0.10)%	(0.26)%	(0.44)%	(0.72)%	(0.67)%	(0.70)%
Portfolio turnover rate	107%	101%	102%	99%	113%	101%	94%	111%	97%	169%
Number of shares outstanding at end of period (000’s)	43,694	38,035	37,726	40,253	45,092	10,084	7,959	7,180	6,240	6,994
Net assets at end of period (000’s)	$930,756	$1,014,902	$936,688	$772,614	$714,118	$102,540	$115,869	$101,410	$82,222	$72,224

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Small Cap Fund					Small Cap Index Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$14.18	$15.00	$13.46	$10.33	$11.22	$21.23	$20.40	$18.13	$14.03	$15.60

Income (loss) from investment operations:
Net investment income (loss)(d)	0.04	0.02	0.00	0.04	0.00	0.24	0.24	0.21	0.24	0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.17)	1.55	2.31	3.10	(0.88)	(1.86)	1.99	2.80	4.06	(1.61)

Total income (loss) from investment operations	(1.13)	1.57	2.31	3.14	(0.88)	(1.62)	2.23	3.01	4.30	(1.43)

Distributions from:
Net investment income	(0.03)	–	(0.05)	(0.01)	(0.01)	(0.25)	(0.23)	(0.26)	(0.20)	(0.14)
Net realized gain on securities	(2.06)	(2.39)	(0.72)	–	–	(1.45)	(1.17)	(0.48)	–	–

Total distributions	(2.09)	(2.39)	(0.77)	(0.01)	(0.01)	(1.70)	(1.40)	(0.74)	(0.20)	(0.14)

Net asset value at end of period	$10.96	$14.18	$15.00	$13.46	$10.33	$17.91	$21.23	$20.40	$18.13	$14.03

TOTAL RETURN(a)	(5.20)%	11.10%	17.13%	30.40%	(7.81)%	(6.05)%	11.23%	16.64%	30.91%	(9.13)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.93%	0.93%	0.93%	0.93%	0.93%	0.42%	0.40%	0.40%	0.44%	0.44%
Ratio of expenses to average net assets(c)	1.01%	1.00%	1.01%	1.04%	1.05%	0.42%	0.40%	0.40%	0.44%	0.44%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.00%	0.01%	0.01%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	0.29%	0.15%	0.01%	0.35%	0.01%	1.26%	1.15%	1.03%	1.51%	1.26%
Ratio of net investment income (loss) to average net assets(c)	0.21%	0.08%	(0.07)%	0.24%	(0.11)%	1.26%	1.15%	1.03%	1.51%	1.26%
Portfolio turnover rate	29%	32%	32%	27%	39%	13%	14%	13%	12%	14%
Number of shares outstanding at end of period (000’s)	27,431	24,990	24,251	26,071	28,964	55,029	52,734	54,260	54,297	57,427
Net assets at end of period (000’s)	$300,734	$354,294	$363,807	$350,845	$299,145	$985,833	$1,119,463	$1,106,865	$984,357	$805,784

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursements, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Small Cap Special Values Fund					Small-Mid Growth Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$13.74	$13.87	$11.32	$8.99	$9.67	$13.57	$14.54	$12.67	$10.56	$11.72

Income (loss) from investment operations:
Net investment income (loss)(d)	0.16	0.18	0.12	0.07	0.05	(0.04)	(0.06)	(0.07)	0.00	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.24)	0.92	2.53	2.32	(0.66)	(1.07)	2.72	2.45	2.11	(1.11)

Total income (loss) from investment operations	(0.08)	1.10	2.65	2.39	(0.61)	(1.11)	2.66	2.38	2.11	(1.16)

Distributions from:
Net investment income	(0.21)	(0.14)	(0.10)	(0.06)	(0.07)	–	–	(0.01)	–	–
Net realized gain on securities	(1.40)	(1.09)	–	–	–	(1.23)	(3.63)	(0.50)	–	–

Total distributions	(1.61)	(1.23)	(0.10)	(0.06)	(0.07)	(1.23)	(3.63)	(0.51)	–	–

Net asset value at end of period	$12.05	$13.74	$13.87	$11.32	$8.99	$11.23	$13.57	$14.54	$12.67	$10.56

TOTAL RETURN(a)	1.49%	8.16%	23.43%	26.67%	(6.27)%	(6.27)%	19.75%	18.77%	19.98%	(9.90)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.88%	0.87%	0.88%	0.90%	0.90%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets(c)	0.88%	0.87%	0.88%	0.92%	0.93%	1.00%	1.00%	1.03%	1.05%	1.06%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.00%	0.01%	0.01%	0.01%	0.01%	0.00%	0.01%	0.02%
Ratio of net investment income (loss) to average net assets(b)	1.29%	1.23%	0.89%	0.74%	0.59%	(0.33)%	(0.41)%	(0.50)%	0.03%	(0.52)%
Ratio of net investment income (loss) to average net assets(c)	1.29%	1.23%	0.89%	0.72%	0.57%	(0.33)%	(0.41)%	(0.52)%	(0.02)%	(0.58)%
Portfolio turnover rate	74%	52%	65%	58%	60%	64%	55%	148%	107%	120%
Number of shares outstanding at end of period (000’s)	19,831	17,394	17,993	19,976	20,167	9,812	9,713	8,584	8,625	9,581
Net assets at end of period (000’s)	$238,888	$238,986	$249,579	$226,140	$181,376	$110,230	$131,771	$124,839	$109,283	$101,132

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

  FINANCIAL HIGHLIGHTS

	Stock Index Fund					Value Fund
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

PER SHARE DATA
Net asset value at beginning of period	$36.60	$34.65	$30.07	$24.50	$26.71	$15.46	$14.18	$12.40	$9.63	$10.28

Income (loss) from investment operations:
Net investment income (loss)(d)	0.63	0.62	0.55	0.53	0.45	0.26	0.21	0.19	0.20	0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.59)	3.29	5.38	5.91	(0.76)	(0.57)	1.29	1.81	2.83	(0.70)

Total income (loss) from investment operations	0.04	3.91	5.93	6.44	(0.31)	(0.31)	1.50	2.00	3.03	(0.52)

Distributions from:
Net investment income	(0.89)	(0.60)	(0.56)	(0.46)	(0.46)	(0.22)	(0.22)	(0.22)	(0.26)	(0.13)
Net realized gain on securities	(2.61)	(1.36)	(0.79)	(0.41)	(1.44)	–	–	–	–	–

Total distributions	(3.50)	(1.96)	(1.35)	(0.87)	(1.90)	(0.22)	(0.22)	(0.22)	(0.26)	(0.13)

Net asset value at end of period	$33.14	$36.60	$34.65	$30.07	$24.50	$14.93	$15.46	$14.18	$12.40	$9.63

TOTAL RETURN(a)	1.38%	11.41%	20.01%	26.86%	(0.76)%	(1.80)%	10.65%	16.26%	31.97%	(5.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.35%	0.34%	0.35%	0.36%	0.37%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.35%	0.34%	0.35%	0.36%	0.37%	0.93%	0.93%	0.93%	0.95%	0.97%
Ratio of expense reductions to average net assets	–	–	–	–	–	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income (loss) to average net assets(b)	1.83%	1.68%	1.71%	1.94%	1.83%	1.78%	1.33%	1.46%	1.87%	1.87%
Ratio of net investment income (loss) to average net assets(c)	1.83%	1.68%	1.71%	1.94%	1.83%	1.69%	1.25%	1.38%	1.77%	1.75%
Portfolio turnover rate	3%	3%	4%	3%	3%	15%	16%	16%	23%	13%
Number of shares outstanding at end of period (000’s)	124,483	123,499	129,109	132,191	138,507	7,241	7,559	8,595	8,978	10,469
Net assets at end of period (000’s)	$4,125,329	$4,519,626	$4,473,003	$3,974,531	$3,393,666	$108,136	$116,875	$121,864	$111,303	$100,820

(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about VC I’s operations.

Further information about the Funds’ investments is available in VC I’s annual and semi-annual reports to shareholders. VC I’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC I. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC I’s prospectus, SAI, and shareholder reports are available online at www.valic.com/Prospectuses-Reports_3240_424368.html.

The Securities and Exchange Commission (SEC) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 202-551-8090. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

Investment Company Act filing number 811-03738

PROSPECTUS

October 1, 2016

VALIC COMPANY I

Dynamic Allocation Fund

(Ticker Symbol: VDAFX)

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

i

FUND SUMMARY: DYNAMIC ALLOCATION FUND

Investment Objectives

The Fund’s investment objectives are capital appreciation and current income while managing net equity exposure.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Fund is offered. If a separate account’s fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Fund, you pay the expenses of the Fund and indirectly pay a proportionate share of the expenses of the investment companies in which the Fund invests (the “Underlying Funds”).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.60%
Total Annual Fund Operating Expenses[1]	0.92%

1 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Fund and does not included Acquired Fund Fees and Expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Portfolio Turnover

The portion of the Fund that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Funds (or “turns over” its portfolio). An Underlying Fund pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the performance of both the Underlying Funds and the Fund. The Fund does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Fund (defined below). During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objectives by investing under normal conditions approximately 70% to 90% of its assets in shares of the Underlying Funds, which are portfolios of VALIC Company I (“VC I”) and VALIC Company II (“VC II”), (collectively, the “Underlying Companies”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”).

The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Funds investing primarily in equity securities and 20% to 50% of its assets to Underlying Funds investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income.

The Overlay Component will invest in derivative instruments to manage the Fund’s net equity exposure. The derivative instruments used by the Overlay Component will primarily consist of stock index futures and stock index options, but may also include options on stock index futures and stock index swaps. The aforementioned derivative instruments may be traded on an exchange or over the counter. The Fund’s net equity exposure will be primarily adjusted through the use of stock index futures and stock index options. When the market is in a state of higher volatility, the Fund may decrease its net equity exposure by taking a net short position in derivative instruments. (As used throughout this prospectus, “net equity exposure” means the Fund’s level of exposure to the equity market through Underlying Funds investing primarily in equities, plus or minus the notional amount of a long or short position in equities obtained through the use of derivatives or other

1

FUND SUMMARY: DYNAMIC ALLOCATION FUND

instruments in the Overlay Component.) When the Fund purchases a derivative to increase the Fund’s net equity exposure, it is using derivatives for speculative purposes. When the Fund sells derivatives instruments short to reduce the Fund’s net equity exposure, it is using derivatives for hedging purposes.

The Overlay Component will also invest in fixed income securities and short-term investments, to generate income, to manage cash flows and liquidity needs of the overall Fund, and to serve as collateral for the derivative instruments used to manage the overall Fund’s net equity exposure.

VALIC is the Fund’s investment adviser (the “Adviser”). The Fund is sub-advised by SunAmerica Asset Management, LLC (“SAAMCo”) and AllianceBernstein L.P. (“AllianceBernstein”). The Adviser will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SAAMCo is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Funds, so it will determine the target allocation between Underlying Funds that invest primarily in equity securities and Underlying Funds that invest primarily in fixed income securities. SAAMCo performs an investment analysis of possible investments for the Fund and selects the universe of permitted Underlying Funds as well as the allocation to each Underlying Fund. SAAMCo utilizes many factors, including research provided by an independent consultant. The consultant provides statistical analysis and fund modeling to SAAMCo with respect to the Fund’s investment allocation among the Underlying Funds, but does not have any advisory or fund transaction authority with regard to the Fund. SAAMCo, not the Fund, pays the consultant. The Adviser may change the Fund’s asset allocation between the Fund-of-Funds Component and the Overlay Component from time to time without prior notice. SAAMCo may also change the Fund-of-Funds Component’s allocation among the Underlying Funds, and may invest in other funds not currently among the Underlying Funds, from time to time without prior notice to investors.

The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Funds that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but expects to invest to a lesser extent in Underlying Funds that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Fund normally does not expect to have more than 25% of its total assets allocated to Underlying Funds investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Funds investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Funds that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Fund normally does not expect to have more than 5% of total assets allocated to Underlying Funds investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”), which are considered speculative. Fund cash flows are expected to be used to maintain or move Underlying Fund exposure close to target allocations, but sales and purchases of Underlying Funds may also be used to change or remain near target allocations.

The Overlay Component comprises the remaining 10% - 30% of the Fund’s total assets. AllianceBernstein is responsible for managing the Overlay Component, which includes management of the derivative instruments, fixed income securities and short-term investments.

AllianceBernstein may invest the Overlay Component in derivative instruments to increase or decrease the Fund’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, AllianceBernstein may adjust the Fund’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula (as described below) is expected to result in an average net equity exposure over long term periods of approximately 60%-65%. The Fund’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options as the allocation among Underlying Funds in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, AllianceBernstein may decrease the Fund’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Fund of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Fund to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.

AllianceBernstein will manage the Fund’s net equity exposure pursuant to a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on equity market measures of S&P 500® Index volatility, and is intended to provide guidance to AllianceBernstein with respect to the allocation of the Overlay Component’s assets among general categories. AllianceBernstein is responsible for

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FUND SUMMARY: DYNAMIC ALLOCATION FUND

determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Fund. As estimated equity market volatility decreases or increases, AllianceBernstein will adjust the Fund’s net equity exposure up or down in an effort to maintain a relatively stable exposure to equity market volatility over time, subject to the minimum and maximum net equity exposure ranges listed above. No assurance can be made that such adjustment will have the intended effect. The formula used by AllianceBernstein may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Fund’s Board of Directors (the “Board”), including a majority of the Independent Directors.

The Fund’s performance may be lower than similar Funds that do not seek to manage their equity exposure. If AllianceBernstein increases the Fund’s net equity exposure and equity markets decline, the Fund may underperform traditional or static allocation funds. Likewise, if AllianceBernstein reduces the Fund’s net equity exposure and equity markets rise, the Fund may also underperform traditional or static allocation funds.

In addition to managing the Fund’s overall net equity exposure as described above, AllianceBernstein will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Fund cash flows and liquidity needs, and manage collateral for the derivative instruments. AllianceBernstein will manage the fixed income investments of the Overlay Component by investing in securities rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by AllianceBernstein to be of comparable quality. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Fund or to serve as collateral. AllianceBernstein may also invest the Overlay Component in derivative instruments to generate income and manage Fund’s cash flows and liquidity needs.

The following chart sets forth the target allocations of the Fund on or about May 31, 2016, to equity and fixed income Underlying Funds and securities. These target allocations represent the Fund’s current goal for the allocation of its assets and does not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Fund’s actual allocations could vary substantially from the target allocations due to market valuation changes, changes in the target allocations and AllianceBernstein’s management of the Overlay Component in response to volatility changes.

Asset Class	% of Total Fund
Equity	60%

U.S. Large Cap	40.8%
U.S. Small and Mid Cap	6.4%
Foreign Equity	12.0%
Alternatives (REITs)	0.8%

Fixed Income	40%

U.S. Investment Grade	35.6%
U.S. High Yield and MultiSector	3.6%
Foreign Fixed Income	0.8%

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objectives will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objectives. If the value of the assets of the Fund goes down, you could lose money.

There are direct and indirect risks of investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information about the Fund’s Investment Strategies and Investment Risks” and the “Investment Glossary” in the Prospectus, any of which could cause the Fund’s return, the price of the Fund’s shares or the Fund’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Fund from reaching its investment objectives, which are not described here.

Market Risk.  Market risk is both a direct and indirect risk of investing in the Fund. The Fund’s or an Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies held in an Underlying Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s

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FUND SUMMARY: DYNAMIC ALLOCATION FUND

or an Underlying Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable Funds.

Derivatives Risk.  Derivatives risk is both a direct and indirect risk of investing in the Fund. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Fund or an Underlying Fund, the Fund or Underlying Fund will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Fund or Underlying Fund will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Fund or Underlying Fund is exposed to credit quality risk of the counterparty.

Counterparty Risk.  Counterparty risk is both a direct and indirect risk of investing in the Fund. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund or an Underlying Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund or an Underlying Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Risks of Leverage.  Leverage risk is a direct risk of investing in the Fund. Certain managed futures instruments, and some other derivatives the Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses futures and other derivatives for leverage, a shareholder’s investment in the Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments.

Risk of Investing in Bonds.  This is both a direct and indirect risk of investing in the Fund. As with any fund that invests significantly in bonds, the value of an investment in the Fund or an Underlying Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Interest Rate Fluctuations Risk.   Interest rate risk is both a direct and indirect risk of investing in the Fund. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Fund’s or an Underlying Fund’s yield may become negative, which may result in a decline in the value of your investment. Interest rates have been historically low, so the Fund and the Underlying Funds face a heightened risk that interest rates may rise.

Credit Risk.   Credit risk is both a direct and indirect risk of investing in the Fund. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund or an Underlying Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

Hedging Risk.   Hedging risk is both a direct and indirect risk of investing in this Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative, such as an option or forward). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Funds, there is an additional risk, to the extent that these transactions create exposure to currencies in which an Underlying Fund’s securities are not denominated.

Short Sales Risk.   Short sale risk is both a direct and indirect risk of investing in the Fund. Short sales by the Fund or an Underlying Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

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FUND SUMMARY: DYNAMIC ALLOCATION FUND

U.S. Government Obligations Risk.  This is both a direct and indirect risk of investing in the Fund. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Risk of Investing in Money Market Securities.  This is both a direct and indirect risk of investing in the Fund. An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Other principal direct risks of investing in the Fund include:

Dynamic Allocation Risk.  The Fund’s risks will directly correspond to the risks of the Underlying Funds and other direct investments in which it invests. The Fund is subject to the risk that the investment process that will determine the selection of the Underlying Funds and the volatility formula that will be used to determine the allocation and reallocation of the Fund’s assets among the various asset classes and instruments may not produce the desired result. The Fund is also subject to the risk that AllianceBernstein may be prevented from trading certain derivatives effectively or in a timely manner.

Risk of Conflict with Insurance Company Interests.   Managing the Fund’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Fund shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Fund’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Fund’s performance may be lower than similar Funds that do not seek to manage their equity exposure.

Investment Company Risk.  The risks of the Fund owning other investment companies, including the Underlying Funds, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying Fund of securities. Disruptions in the markets for the securities held by other investment company companies, including the Underlying Funds purchased or sold by the Fund could result in losses on the Fund’s investment in such securities. The other investment company companies, including Underlying Funds also have fees that increase their costs versus owning the underlying securities directly.

Affiliated Fund Risk.  In managing the portion of the Fund that invests in Underlying Funds, SAAMCo will have the authority to select and substitute the Underlying Funds. SAAMCo may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying Funds because the fees payable to it by the Adviser for some of the Underlying Funds are higher than the fees payable by other Underlying Funds and because SAAMCo also is responsible for managing and administering certain of the Underlying Funds.

Other indirect principal risks of investing in the Fund (direct risks of investing in the Underlying Funds) include:

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Fund’s value may not rise as much as the value of Funds that emphasize smaller companies.

“Passively Managed” Strategy Risk.  An Underlying Fund following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Fund will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.

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FUND SUMMARY: DYNAMIC ALLOCATION FUND

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect certain Underlying Funds.

Value Investing Risk.  The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Funds.

Foreign Investment Risk.  Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds, which are considered speculative. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.

Mortgage- and Asset-Backed Securities Risk.   Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and an Underlying Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index, the Barclays U.S. Aggregate Bond Index, and a Blended Index. The blended index is comprised of the S&P 500® Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

As of June 30, 2016, SAAMCo and AllianceBernstein managed approximately 81% and 19% of the Fund’s assets, respectively. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time to time.

During the period shown in the bar chart, the highest return for a quarter was 6.51% (quarter ending March 31, 2013) and the lowest return for a quarter was -5.86% (quarter ending September 30, 2015). For the year-to-date through June 30, 2016, the Fund’s return was 1.72%.

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FUND SUMMARY: DYNAMIC ALLOCATION FUND

Average Annual Total Returns (For the periods ended December 31, 2015)

	1 Year	Since Inception (12/19/2012)

Fund	-4.57%	5.21%
S&P 500 Index	1.38%	14.44%
Barclays U.S. Aggregate Index	0.55%	1.57%
Blended Index	1.28%	9.27%

Investment Adviser

The Fund’s investment adviser is VALIC. The Fund-of-Funds Component is sub-advised by SAAMCo. The Overlay Component of the Fund is sub-advised by AllianceBernstein.

Portfolio Managers

Name	Portfolio Manager of the Fund-of- Funds Component of the Fund Since	Title

Douglas A. Loeffler	2015	Vice President and Portfolio Manager

Name	Portfolio Managers of the Overlay Component of the Fund Since	Title
Joshua Lisser	2012	Chief Investment Officer – Index Strategies
Ben Sklar	2012	Portfolio Manager – Index Strategies

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IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of The Variable Annuity Life Insurance Company (“VALIC”) or other participating life insurance companies and through qualifying retirement plans (the “Plans”) and IRAs. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Funds’ shares.

Tax Information

The Fund will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for record-keeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as an underlying investment option in a Variable Contract. Visit your sponsoring insurance company’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE,

STRATEGIES AND INVESTMENT RISKS

The Fund’s investment objective, principal investment strategies and principal risks are described in the Fund Summary. In addition to the Fund’s principal investment strategies and risks discussed in the Fund Summary, the Fund may from time-to-time purchase Underlying Funds that invest in additional securities and utilize various investment techniques. Descriptions of these investments and risks are included in the “Glossary” section under “Investment Terminology” and “Risk Terminology.” In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Fund may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are described in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover).

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Fund’s investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment goals.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements and those contractual arrangements cannot be enforced by shareholders.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Fund through one of the Variable Contracts. Percentage limitations may be calculated based on the Fund’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.

The principal investment objectives and strategies for the Fund are non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be given at least 60 days written notice in advance of any change to the Fund’s investment objectives.

Understanding the Fund

The Fund’s design is based on well-established principles of asset allocation and diversification, combined with an overlay strategy designed to adjust the Fund’s net equity exposure to maintain a relatively constant exposure to equity market volatility over time. The Fund has two separate components: the Fund-of-Funds Component and the Overlay Component.

The Fund-of-Funds Component (70%-90%)

The Fund-of-Funds Component will invest substantially all of its assets in Underlying Funds that are series of VC I or VC II.

SAAMCo establishes a target allocation between the two broad asset classes (equity and fixed income) within a range of 50% to 80% of the Fund-of-Funds Component’s assets allocated to Underlying Funds that invest primarily in equities and 20% to 50% of its assets to fixed income securities or instruments through Underlying Funds and direct investments. SAAMCo has hired a consultant to provide statistical analysis and Fund modeling to SAAMCo with respect to the Fund’s asset allocations and weightings to the Underlying Funds. The consultant does not have any advisory authority with respect to the Fund and does not effect portfolio transactions. SAAMCo, not the Fund, pays the consultant.

SAAMCo considers a variety of factors, including the relationships between the various asset classes and their long-term outlook for risk and return characteristics, to determine the target allocations between the following asset classes: large- cap-, mid-cap, small-cap, foreign equity, and fixed income securities. In selecting the Underlying Funds through which to achieve the asset allocation targets, SAAMCo considers, among other factors, the Underlying Funds’ investment objectives, policies,

9

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE,

STRATEGIES AND INVESTMENT RISKS

investment processes, historic performance, expenses, investment teams, reputation of the sub-advisers, and any diversification benefit to the overall Fund’s holdings. The Fund-of-Funds Component is designed to include allocations to Underlying Funds that vary with respect to sub-advisers, investment process, and investment style (such as deep value versus relative value), and in some cases may include index funds or funds with passively-managed components.

SAAMCo may add new Underlying Funds, replace existing Underlying Funds or change the Fund’s asset allocation among the Underlying Funds, without notice to investors, depending upon, among other factors, changing market environment, changes to target asset allocations, changes to the investment personnel, investment process, performance or criteria for holdings of the Underlying Funds, or the availability of other Underlying Funds that may provide a better diversification benefit to the Fund. If a new Underlying Fund is selected or the allocation to an existing Underlying Fund is adjusted by SAAMCo, a corresponding shift of allocations among the remaining Underlying Funds generally will result. While the Fund retains the ability to invest in an Underlying Fund that holds only money market securities, it does not anticipate doing so due to the amount of cash and other liquidity available within the Underlying Funds. The Fund may use daily cash flows to maintain the Underlying Funds’ weights near target or to change target allocations. In some cases, sales and purchases of Underlying Funds may be used to move Underlying Fund weights towards the target more quickly. Sales and purchases of Underlying Funds by the Fund may lead to increased portfolio turnover within the Underlying Funds. In the event of such redemptions or investments, the Underlying Fund could be required to sell securities or to invest cash at a time when it is not advantageous for the Underlying Fund to do so.

Appendix A to this Prospectus lists the Underlying Funds in which the Fund may invest its assets, as of the date of this Prospectus, along with their investment goal and principal strategies, risks and investment techniques. SAAMCo may add new Underlying Fund investments or replace existing Underlying Fund investments for the Fund at any time without prior notice to shareholders. In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Funds held by the Fund may change over time. In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Funds held by the Fund may change over time. Additional information regarding the Underlying Funds is included in the summary prospectuses and statutory prospectuses, dated October 1, 2016 for those funds of VC I, and dated January 1, 2016 for those funds of VC II. Copies of the summary prospectuses and statutory prospectuses may be obtained free of charge by calling or writing the Underlying Companies at the telephone number or address on the back cover page of this Prospectus.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. There may be limits on the amount of cash inflows some Underlying Funds may accept from investors, including the Fund. SAAMCo may take into account these capacity considerations when allocating investments among the Underlying Funds. In some instances, the Adviser may allocate capacity in certain Underlying Funds to other investors, which may have the effect of limiting the Fund’s opportunity to invest in the Underlying Fund.

Although the Fund-of-Funds Component’s investments in the Underlying Funds attempt to achieve the target allocation to equity and fixed income Underlying Funds, as set forth in the Fund Summary, the actual allocations may be different from the target. Actual allocations may differ from target allocations due to, among other things, changes to the Underlying Funds’ asset values due to market movements or because of a recent change in the target allocation. Fund cash flows may be used to maintain or move Underlying Funds towards the target allocation, although SAAMCo may, from time to time, rebalance allocations to correspond to the target allocations through either, purchases and sales of Underlying Funds, or through allocating Fund cash flows below or above the target allocations. When SAAMCo rebalances the Underlying Funds to its target allocation (whether through cash flow allocations or purchases or sales), it does so based on the most recent value of the Underlying Funds, which may be higher or lower than the value on the date of purchase.

The Fund-of-Funds Component seeks capital appreciation primarily through its investments in Underlying Funds that invest in equity securities. These investments may include Underlying Funds that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations with above average growth potential, but are expected to include to a lesser extent Underlying Funds that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Fund normally does not expect to have more than 25% of its total assets allocated to Underlying Funds investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Funds investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Funds that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but no more than 5% of the Fund’s total assets are expected to be invested in Underlying Funds investing primarily in high-yield, high-risk bonds

10

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE,

STRATEGIES AND INVESTMENT RISKS

(commonly known as “junk bonds”). Please note that the Acquired Fund Fees and Expenses of the Underlying Funds, as set forth in the Fund Summary, could change as the Underlying Funds’ asset values change or through the addition or deletion of Underlying Funds. Because of the costs incurred by the Fund in connection with its investment in the Underlying Funds, the costs of investing in the Underlying Funds through the Fund will generally be higher than the cost of investing in an Underlying Fund directly. The Fund, as a shareholder, will pay its share of the Underlying Funds’ expenses as well as the Fund’s own expenses. Therefore, an investment in the Fund may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Fund. An investor who chooses to invest directly in the Underlying Funds would not, however, receive the asset allocation services provided by SAAMCo or the services of AllianceBernstein in connection with the Overlay Component.

In addition, certain Underlying Funds may not be available as investment options under your Variable Contract.

The Overlay Component (10%-30%)

The Overlay Component comprises the remaining 10% to 30% of the Fund’s total assets. The Overlay Component will invest in fixed income securities to generate current income and to serve as collateral for derivatives transactions. The Overlay Component will also invest in short-term investments to manage the overall Fund’s daily cash flows and liquidity needs and to serve as collateral for derivative transactions. The Overlay Component may also increase or reduce the Fund’s net equity exposure through stock index futures, stock index options, options on stock index futures, and stock index swaps (“Stock Index Instruments”). If AllianceBernstein determines that the Stock Index Instruments are not being accurately priced by the market in relation to the price of the actual stocks in the S&P 500® Index then AllianceBernstein may invest in stock positions directly to emulate the index until such time as the Stock Index Instruments’ valuations return to fair value.

The Fund’s investment in derivative instruments will be used to increase or decrease the Fund’s overall net equity exposure, and therefore, its volatility and return potential. High levels of volatility may result from rapid and dramatic price swings. Through the use of derivative instruments AllianceBernstein may adjust the Fund’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the operation of the formula is expected to result in an average net equity exposure over long term periods of approximately 60%-65%. For example, when the market is in a state of higher volatility, AllianceBernstein may decrease the Fund’s net equity exposure by taking a short position in derivative instruments. The use of derivatives in this manner may expose the Fund to leverage when the Fund’s index futures position is larger than the collateral backing it. Trading in the Overlay Component will be managed in accordance with established guidelines in an attempt to maintain a relatively stable exposure to equity market volatility over time, subject to minimum and maximum net equity exposure ranges.

AllianceBernstein will manage the Fund’s net equity exposure using a formula provided by the Adviser and developed by affiliated insurance companies of the Adviser. The formula is based on equity market measures of S&P 500® Index volatility, and is intended to provide guidance to the AllianceBernstein with respect to the allocation of the Overlay Component’s assets among general categories. AllianceBernstein is responsible for determining in which securities or derivative instruments to invest and for making the Overlay Component investments for the Fund. Adjusting the Fund’s equity exposure when equity market volatility increases or decreases is intended to stabilize the Fund’s volatility related to equity markets, although no assurance can be made that such adjustment will have the intended effect. The formula used by AllianceBernstein may change over time based on proposals by the affiliated insurance companies. Any changes to the formula proposed by the affiliated insurance companies will be implemented only if they are approved by the Adviser and the Fund’s Board, including a majority of the Independent Directors.

The Fund’s performance may be lower than similar Funds that do not seek to manage their equity exposure. If AllianceBernstein increases the Fund’s net equity exposure and equity markets decline, the Fund may underperform traditional or static allocation funds. Likewise, if AllianceBernstein reduces the Fund’s net equity exposure and equity markets rise, the Fund may also underperform traditional or static allocation funds.

In addition to managing the Fund’s net equity exposure as described above, AllianceBernstein will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Fund cash flows and liquidity needs, and manage collateral for the derivative instruments. AllianceBernstein will manage the fixed income investments of the Overlay Component by investing only in securities rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, determined by AllianceBernstein to be of comparable quality. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Fund or to serve as collateral.

11

INVESTMENT GLOSSARY

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. The Fund may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment objectives.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

An “emerging market” country is any country that is included in the MSCI Emerging Markets Index . See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for “Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a Fund of securities designed to track a particular market index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. However, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short-term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the adviser or sub-adviser). The two best-known debt rating agencies are Standard & Poor’s (“S&P”) and Moody’s Investor Service, Inc. (“Moody’s”). Investment grade refers to any security rated “BBB-” or above by S&P or Fitch Ratings (“Fitch”), or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by a sub-adviser.

12

INVESTMENT GLOSSARY

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or sub-adviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Income is interest payments from bonds or dividends from stocks.

Market capitalization ranges.  Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Underlying Funds, and the indices described below, change over time. An Underlying Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all

13

INVESTMENT GLOSSARY

Underlying Funds, except as noted on an Underlying Fund’s prospectus:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell 1000® Index was approximately $1.9 billion to $549.6 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell Midcap® Index was $1.9 billion to $26.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of May 27, 2016, the market capitalization range of the companies in the Russell 2000® Index was $133 million to $3.8 billion.

“Net assets” when referred to under “Investment Objectives and Principal Strategies” for the Fund takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. The Fund may purchase listed options on various indices in which it may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. The Fund may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When the Fund purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Registered investment companies are investments by the Fund in other investment companies which are registered in accordance with the federal securities laws.

Certain Underlying Funds may engage in securities lending activities, where they make secured loans of their portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Underlying Funds will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and the portfolio securities of VC I. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Underlying Fund and the securities lending agent may agree upon. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Underlying Fund may lose money if it does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Underlying Fund. To the extent that either the value of the cash collateral or the Underlying Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Underlying Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund.

Short sales involve the selling of a security which the Fund does not own in anticipation of a decline in the market value of the security. In such transactions, the Fund borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Fund bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that the Fund contemporaneously

14

INVESTMENT GLOSSARY

owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Fund with sufficient liquidity to meet redemptions and cover expenses.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Yield is the annual dollar income received on an investment, expressed as a percentage of the current or average price.

15

INVESTMENT GLOSSARY

Risk Terminology

Affiliated Fund Risk – In managing the portion of the Fund that invests in Underlying Funds, SAAMCo will have the authority to select and substitute the Underlying Funds. SAAMCo may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying Funds because the fees payable to it by the Adviser for some of the Underlying Funds are higher than the fees payable by other Underlying Funds and because SAAMCo also is responsible for managing and administering certain of the Underlying Funds.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Cyber Security Risk

Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, a sub-adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

Depositary Receipts Risk – Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a derivative contract is used to hedge another position in the Fund, the Fund will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Fund will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Recent legislation calls for a new regulatory framework for the derivatives markets. The extent and impact of new regulations are not fully known and may not be fully known for some time. New regulations may make the use of derivatives by funds more costly, may limit the availability of certain types of derivatives, and may otherwise adversely affect the value or performance of derivatives used by the Fund. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule takes effect, it could limit the ability of the Fund to invest in derivatives.

16

INVESTMENT GLOSSARY

The Fund is subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, the Fund only needs to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation rather than the contract’s full notional value. The Fund reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Dynamic Allocation Risk – The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. The Fund is subject to the risk that the investment process that will determine the selection of the Underlying Funds and the volatility formula that AllianceBernstein will use to determine the allocation and reallocation of the Fund’s assets among the various asset classes and instruments may not produce the desired result. The Fund is also subject to the risk that AllianceBernstein may be prevented from trading certain derivatives effectively or in a timely manner.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Fund and the Underlying Funds face a heightened risk that interest rates may rise.

Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s good and services.

Investment Company Risk – The risks of the Fund owning other investment companies, including the Underlying Funds, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying Fund of securities. Disruptions in the markets for the securities held by the other investment companies purchased or sold by the Fund could result in losses on the Fund’s investment in such securities. Other investment companies also have fees that increase their costs versus owning the underlying securities directly.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk,

17

INVESTMENT GLOSSARY

the Fund’s value may not rise as much as the value of Funds that emphasize smaller companies.

Market Risk – The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser’s or Sub-adviser’s assessment of investments held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable Funds.

Mortgage- and Asset-Backed Securities Risk –Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

“Passively Managed” Strategy Risk – An Underlying Fund following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Fund will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.

Risk of Conflict with Insurance Company Interests – Managing the Fund’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Fund shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Fund’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Fund’s performance may be lower than similar Funds that do not seek to manage their equity exposure.

Risks of Exchange Traded Funds – Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a Fund of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Money Market Securities – Because the Fund invests in high-quality short-term obligations (“money market securities”), it may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Risks of Leverage – Certain ETFs, managed futures instruments, and some other derivatives the Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses futures and other derivatives for leverage, a shareholder’s investment in the Fund will tend to be more

18

INVESTMENT GLOSSARY

volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments.

Securities Lending Risk – Engaging in securities lending could increase the market and credit risk for Underlying Fund investments. An Underlying Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Underlying Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Underlying Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Underlying Fund on a timely basis and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price.

Short Sales Risk – Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium-sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small-l and medium-sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Fund determines relative market capitalizations using U.S. standards. Accordingly, the Fund’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Tax Risk – The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

Value Investing Risk – The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.

The Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

19

ACCOUNT INFORMATION

VC I Shares

VC I is an open-end management investment company and may offer shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, the separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Fund;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement. The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their Variable Contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC I reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Although VC I normally redeems Fund shares for cash, VC I has the right to pay separate account assets other than cash (“redemption-in-kind”) for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less.

Execution of requests. VC I is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next net asset value (“NAV”) to be calculated after the request is accepted by VC I. If the order is received by VC I, or the insurance company as its authorized agent, before VC I’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of the Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Frequent or Short-term Trading

The Fund, which is offered only through Contracts, Plans or IRAs, is intended for long-term investment and not as a frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below. VC I believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

The Fund, directly or through certain Underlying Funds, may invest in foreign securities and/or high yield fixed income securities (“junk bonds”), so it may be particularly

20

ACCOUNT INFORMATION

vulnerable to market timing. Market timing in an Underlying Fund that invests significantly in foreign securities may occur because of time zone differences between the foreign markets on which the Underlying Fund’s international portfolio securities trade and the time as of which the Underlying Fund’s net asset value is calculated. Market timing in an Underlying Fund that invests significantly in junk bonds may occur if market prices are not readily available for an Underlying Fund’s junk bond holdings. Market timers might try to purchase shares of the Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by the Fund or an Underlying Fund. One of the objectives of VC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Fund are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC I’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that VC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of the Fund.

There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC I determines not to be in the best interest of the Fund. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC I.

Payments in Connection with Distribution

VALIC, as a life insurance company and as the Adviser of the Fund, receives revenue sharing payments from certain sub-advisers to the Underlying Funds (other than SAAMCo) in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Fund, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or sub-advisers.

Selective Disclosure of Portfolio Holdings

VC I’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Statement of Additional Information.

How Shares are Valued

The net asset value per share (“NAV”) for the Fund is determined each business day at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any share of open-end funds held by the Fund will be calculated using NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds are fair value pricing and the effects of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a

21

ACCOUNT INFORMATION

security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund is not open to purchases or redemptions. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income

For the Fund, dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains

When the Fund sells a security for more than it paid for that security, a capital gain results. For the Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of the Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

22

MANAGEMENT

Information about the

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day-to-day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Fund.

The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers

VALIC works with investment sub-advisers for the Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Fund according to the Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from the Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for the Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Fund. However, VALIC retains the responsibility for the overall management of this Fund. The sub-advisers may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The Investment Company Act of 1940, as amended (the “1940 Act”), permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC I and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting sub-advisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Fund. A discussion of the basis for the Board of Directors’ approval of the sub-advisory agreements is available in VC I’s most recent semi-annual report for the period ended November 30. For information on obtaining an annual report to shareholders, see the section “Interested in Learning More.”

VC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new unaffiliated sub-advisers or replace existing sub-advisers with an unaffiliated sub-adviser without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In

23

MANAGEMENT

accordance with the exemptive order, VC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

Management Fee.  For the fiscal year ended May 31, 2016, as compensation for its services in managing the Fund, VALIC received a monthly fee, before any advisory fee waivers, at an annual rate equal to 0.25% of the Fund’s average daily net assets.

Waivers and Reimbursements.  Pursuant to an Expense Limitation Agreement, VALIC has contractually agreed, through September 30, 2017, to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 0.32% of the Fund’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. Any waivers or reimbursements made by VALIC with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to VALIC and remain in compliance with the applicable expense limitations in effect at the time the waivers and/or reimbursements occurred. This agreement may be modified or discontinued prior to September 30, 2017, only with the approval of the Board of Directors of the Fund, including a majority of the Independent Directors.

Acquired Fund Fees and Expenses.  Acquired fund fees and expenses include fees and expenses incurred indirectly by the Fund as a result of its investment in shares of the Underlying Funds. The fees and expenses will vary based on the Fund’s allocation of assets to, and any changes in the new annualized expenses of, the particular Underlying Funds.

Information about the Sub-Advisers

SAAMCo is responsible for managing the Fund-of-Funds Component’s investment in Underlying Funds, and will determine the target allocation between such Underlying Funds. VALIC compensates SAAMCo out of the advisory fees that it receives from the Fund. VALIC may terminate the agreement with SAAMCo without shareholder approval.

AllianceBernstein is responsible for managing the Overlay Component of the Fund. The portfolio managers who have primary responsibility for the day-to-day management of the Overlay Component of the Fund are set forth herein. The management team’s members share responsibility in making investment decisions on behalf of the Fund and no team member is limited in his/her role with respect to the management team.

VALIC compensates AllianceBernstein out of the advisory fees that it receives from the Fund. VALIC may terminate the agreement with AllianceBernstein without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund that they serve as Fund manager, and the structure and method used by each sub-adviser to determine their compensation.

SunAmerica Asset Management, LLC (“SAAMCo”)

Harborside Financial Center, 3200 Plaza 5

Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware limited liability company and is an indirect, wholly-owned subsidiary of AIG. SAAMCo’s primary focus has been on the management, in either an advisory or sub-advisory capacity, of registered investment company. As of June 30, 2016, SAAMCo managed, advised and/or administered more than $77.4 billion in assets.

The Fund-of Funds Component of the Fund is managed by Douglas Loeffler. Mr. Loeffler joined AIG in 2007 as Vice President of the Investment Product Management Group, based in Woodland Hills, CA. In this role, Mr. Loeffler led the manager review and oversight for affiliated variable annuity portfolios advised by SAAMCo, in addition to being responsible for AIG Variable Annuity’s separate account investments. In 2015, Mr. Loeffler became Senior Portfolio Manager for Asset Allocation for SAAMCo.

AllianceBernstein is responsible for managing the Overlay Component of the Fund. The investment managers who have primary responsibility for the day-to-day

24

MANAGEMENT

management of the Overlay Component of the Fund are set forth herein. The management team’s members share responsibility in making investment decisions on behalf of the Fund and no team member is limited in his/her role with respect to the management team.

AllianceBernstein L.P. (“AllianceBernstein”)

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein is a Delaware limited partnership. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

As of June 30, 2016, AllianceBernstein had approximately $490 billion in assets under management.

The Fund is managed by Joshua Lisser and Ben Sklar. Mr. Lisser joined AllianceBernstein in 1992 and is currently Chief Investment Officer of Index Strategies and member of the Core/Blend Services investment team. Mr. Sklar joined AllianceBernstein in 2006 and is currently a Portfolio Manager of Index Strategies.

How VALIC is Paid for its Services

The Fund pays VALIC a monthly fee based on a percentage of average daily net assets.

A discussion of the basis for the Board of Directors’ approval of the investment advisory agreement is available in VC I’s most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.” The percentage the Fund paid VALIC for the fiscal year ended May 31, 2016 is 0.25%.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year.

25

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period since the Fund’s inception to May 31, 2016. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended May 31, 2016 has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC I, whose report, along with the Fund’s financial statement, is included in the VC I annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Dynamic Allocation Fund
	Year Ended May 31,			December 19, 2012* to May 31, 2013
	2016	2015	2014

PER SHARE DATA
Net asset value at beginning of period	$12.04	$11.93	$10.87	$10.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.17	0.16	0.18	(0.00)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.79)	0.32	0.92	0.87

Total income (loss) from investment operations	(0.62)	0.48	1.10	0.87

Distributions from:
Net investment income	(0.22)	(0.17)	–	–
Net realized gain on securities	(0.44)	(0.20)	(0.04)	–

Total distributions	(0.66)	(0.37)	(0.04)	–

Net asset value at end of period	$10.76	$12.04	$11.93	$10.87

TOTAL RETURN(a)	(4.70)%	4.04%	10.11%	8.70%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.32%	0.32%	0.32%	0.32	%@
Ratio of expenses to average net assets(c)	0.32%	0.32%	0.34%	0.63	%@
Ratio of expense reductions to average net assets	–	–	0.00%	–
Ratio of net investment income (loss) to average net assets(b)	1.50%	1.33%	1.65%	(0.04	)%@
Ratio of net investment income (loss) to average net assets(c)	1.51%	1.33%	1.63%	(0.35	)%@
Portfolio turnover rate	20%	31%	9%	2%
Number of shares outstanding at end of period (000’s)	23,095	22,646	21,373	7,996
Net assets at end of period (000’s)	$248,446	$272,705	$255,001	$86,904

@	Annualized
*	Commencement of operations.
(a)	Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c)	Excludes, if any, expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

26

APPENDIX A

VALIC COMPANY I

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Blue Chip Growth Fund	Long-term capital growth, and secondarily income	Growth	•Management risk •Equity securities risk •Growth style risk •Large- and mid-cap company risk •Market risk •Securities lending risk •Technology sector risk	The Fund pursues long-term capital appreciation by investing, under normal circumstances, at least 80% of net assets in the common stocks of large- and mid-cap blue chip growth companies.
Broad Cap Value Income Fund	Total return through capital appreciation and secondarily, income	Value

•Management risk

•Currency risk

•Equity securities risk

•Depositary receipts risk

•Foreign investment risk

•Large- and mid-cap company risk

•Market risk

•Value style risk

•Small-cap company risk

•Sector risk

•Securities lending risk

Under normal circumstances, the Fund invests primarily in equity securities of U.S. large- and mid-cap companies that the sub-adviser believes are undervalued.
Capital Conservation Fund	High total return	Total Return

•Management risk

•Call or prepayment risk

•Credit risk

•Currency risk

•Interest rate risk

•Foreign investment risk

•Market risk

•Mortgage-backed securities risk

•Asset-backed securities risk

•Risks of investing in money market securities

•Active trading risk

•Securities lending risk

•U.S. government obligations risk

The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment.
Core Equity Fund	Long-term growth of capital	Growth	•Management risk •Growth style risk •Equity securities risk •Large-cap company risk •Market risk •Securities lending risk	The Fund invests primarily in quality large-cap companies with long-term growth potential. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in equity securities, consisting primarily of common stocks.

27

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Dividend Value Fund	Capital growth, and secondarily income	Value

•Management risk

•Equity securities risk

•Growth style risk

•Value style risk

•Convertible securities risk

•Preferred stock risk

•Income producing stock availability risk

•Large-cap company risk

•Market risk

•Mid- and small-cap company risk

•Securities lending risk

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities including common stock, preferred stock and convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend paying equity securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. In selecting portfolio securities, one of the sub-advisers will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or the sub-adviser believes such securities have particularly good prospects for capital appreciation. The other sub-adviser uses rules-based strategies to select portfolio securities.
Emerging Economies Fund	Capital appreciation	Emerging Countries

•Management risk

•Foreign investment risk

•Emerging markets risk

•Currency risk

•Geographic risk

•Equity securities risk

•Preferred stock risk

•Depositary receipts risk

•Large-cap company risk

•Mid- and small-cap company risk

•Derivatives risk

•Hedging risk

•Market risk

•Value style risk

•Securities lending risk

Under normal circumstances, the Fund invests at least 80% of value of its net assets in equity securities of emerging market companies and other investments that are tied economically to emerging markets.
Foreign Value Fund	Long-term growth of capital	International Value

•Management risk

•Equity securities risk

•Emerging markets risk

•Foreign investment risk

•Currency risk

•Depositary receipts risk

•Geographic risk

•Market risk

•Value style risk

•Securities lending risk

Under normal market conditions, the Fund invests predominately in equity securities of companies located outside the U.S., including in emerging markets. The equity securities in which the Fund invests are primarily common stocks. Typically, the Fund will invest at least 80% of its net assets in foreign securities, which may include emerging markets and depositary receipts.

28

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Global Real Estate Fund	High total return through long-term growth of capital and current income	Real estate and real estate-related securities

•Management risk

•Real estate investments risk

•REITs risk

•Equity securities risk

•Currency risk

•Emerging markets risk

•Foreign investment risk

•Geographic risk

•Market risk

•Mid-and small-cap company risk

•Synthetic securities risk

•Securities lending risk

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies.
Global Social Awareness Fund	Growth of capital through investments in companies that meet the Fund’s social criteria	Specialty Growth

•Active trading risk

•Equity securities risk

•Social criteria risk

•Foreign investment risk

•Large-cap and mid-cap company risk

•Geographic risk

•Currency risk

•Market risk

•Securities lending risk

•Convertible securities risk

•Preferred stock risk

•Risks of investing in money market securities

•Warrant risk

The Fund invests in domestic and foreign companies that meet the Fund’s social criteria of avoiding companies that are significantly engaged in the areas listed below. The Fund will generally invest in the equity securities of large- and mid- cap companies domiciled in the U.S., Europe, Japan and other developed markets. The Fund does not invest in companies that are significantly engaged in:

•the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;

•the manufacture or distribution of alcoholic beverages or tobacco products;

•the operation of gambling-related businesses;

•the production of nuclear energy;

•have a history of poor labor-management relations;

•engage in businesses or have products that have a severely negative impact on the environment;

•have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;

•engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and

29

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
•have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.
Global Strategy Fund	High total return	Total Return

•Management risk

•Emerging markets risk

•Foreign investment risk

•Geographic risk

•Equity securities risk

•Credit risk

•Interest rate risk

•Currency risk

•Derivatives risk

•Junk bond risk

•Income risk

•Counterparty risk

•Foreign sovereign debt risk

•Market risk

•Risks of investing in money market securities

•Securities lending risk

•Value style risk

Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market securities. The equity securities in which the Fund invests are primarily common stock. The Fund may invest in debt securities of any maturity, such as bonds, notes, bills and debentures. The mix of investments will be adjusted in an effort to capitalize on the total return potential produced by changing economic conditions throughout the world. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.
Government Securities Fund	High current income and protection of capital	U.S. Government obligations

•U.S. government obligations risk

•Credit risk

•Interest rate risk

•Call or prepayment risk

•Currency risk

•Foreign investment risk

•Market risk

•Mortgage-backed securities risk

•Asset-backed securities risk

•Securities lending risk

•Risks of investing in money market securities

•Repurchase agreements risk

The Fund invests at least 80% of net assets in intermediate and long-term U.S. Government and government sponsored debt securities.
Growth Fund	Long-term capital growth	Growth

•Management risk

•Equity securities risk

•Currency risk

•Foreign investment risk

•Emerging markets risk

•Growth style risk

•Information risk

•Large-cap company risk

•Market risk

•Price volatility risk

•Securities lending risk

•Asset Allocation risk

The Fund attempts to achieve its investment objective by allocation its assets among four investment strategies: a growth strategy, a U.S. premier large cap growth strategy, a disciplined growth strategy and an international growth strategy.

30

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Growth & Income Fund	Long-term growth of capital and secondarily, current income	Growth and income	•Management risk •Equity securities risk •Large-cap company risk •Growth style risk •Market risk •Securities lending risk	The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in stocks that will provide current income. The sub-adviser uses a bottom-up, disciplined investment process. The sub-adviser seeks to achieve the Fund’s investment objective through stock selection grounded in proprietary fundamental research and disciplined portfolio construction. Individual securities are ranked within industry sectors based on the attractiveness of their valuations. The sub-adviser believes this approach may reduce the market timing, sector and style risks typically associated with active portfolio management while maintaining risk characteristics similar to the Fund’s benchmark.
Health Sciences Fund	Long-term capital growth	Health sciences

•Health sector risk

•Management risk

•Currency risk

•Equity securities risk

•Derivatives risk

•Hedging risk

•Foreign investment risk

•Large-cap and mid-cap company risk

•Market risk

•Sector risk

•Securities lending risk

The Fund pursues long-term capital appreciation by normally investing, under normal circumstances, at least 80% of its net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.
Inflation Protected Fund	Maximum real return, consistent with appreciation of capital and prudent investment management	Inflation-indexed fixed income securities

•Risks of investing in inflation-indexed securities

•Risks of inflation indexing methodology

•Call or prepayment risk

•Credit risk

•Foreign investment risk

•Emerging markets risk

•Currency risk

•Interest rate risk

•Market risk

•U.S. government obligations risk

•Foreign sovereign debt risk

•Securities lending risk

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.

31

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
International Equities Index Fund	Long-term growth of capital	Index	•Equity securities risk •Index risk •Foreign investment risk •Currency risk •Geographic risk •Large-cap company risk •Market risk •Securities lending risk	The Fund is managed to seek to track the performance of the MSCI EAFE Index, which measures the stock performance of large- and mid-cap companies in developed countries outside the U.S.
International Government Bond Fund	High current income	Foreign government fixed-income securities

•Call or prepayment risk

•Credit risk

•Currency risk

•Derivatives risk

•Hedging risk

•Emerging markets risk

•Foreign investment risk

•Foreign sovereign debt risk

•Interest rate risk

•Junk bond risk

•Market risk

•Non-diversification risk

•Risks of investing in money market securities

•U.S. government obligations risk

•Securities lending risk

The Fund aims to provide foreign investment opportunities primarily in investment grade government and government sponsored debt securities.
International Growth Fund	Capital growth	International growth

•Management risk

•Credit risk

•Currency risk

•Depositary receipts risk

•Derivatives risk

•Emerging markets risk

•Equity securities risk

•Foreign investment risk

•Foreign sovereign debt risk

•Interest rate risk

•U.S. government obligations risk

•Geographic risk

•Growth style risk

•Market risk

•Price volatility risk

•Large-cap company risk

•Mid-cap company risk

•Preferred stock risk

•Securities lending risk

Each of the Fund’s sub-advisers uses a proprietary investment strategy to invest in stocks of companies that they believe will increase in value over time. The Fund will usually purchase equity securities of foreign companies.

32

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Large Cap Core Fund	Capital growth with the potential for current income	Core

•Management risk

•Equity securities risk

•Currency risk

•Foreign investment risk

•Growth style risk

•Large-cap company risk

•Market risk

•Securities lending risk

•Value style risk

•Depository receipts risk

The Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of large-cap U.S. companies. The Fund invests in equity securities of U.S. companies that have large market capitalization (generally over $2 billion) that the sub-adviser believes are undervalued and have the potential for long-term growth and current income.
Large Capital Growth Fund	Long-term growth of capital	Growth	•Management risk •Equity securities risk •Currency risk •Foreign investment risk •Large-cap company risk •Growth style risk •Market risk •Securities lending risk	The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in common stocks.
Mid Cap Index Fund	Growth of capital	Index	•Index risk •Equity securities risk •Market risk •Mid-cap company risk •Securities lending risk	The Fund is managed to seek to track the performance of the S&P Mid Cap 400® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market.
Mid Cap Strategic Growth Fund	Long-term capital growth	Growth

•Management risk

•Currency risk

•Equity securities risk

•Foreign investment risk

•Emerging markets risk

•Growth style risk

•Market risk

•Privately placed securities risk

•Mid-cap company risk

•Securities lending risk

The sub-advisers seek long-term capital growth by investing primarily in growth-oriented equity securities of U.S. domestic and foreign mid-cap companies.
Nasdaq-100® Index Fund	Long-term capital growth	Index	•Technology sector risk •Equity securities risk •Index risk •Market risk •Non-diversification risk •Sector risk •Securities lending risk •Derivatives risk	The Fund invests in stocks that are included in the Nasdaq-100® Index. The index includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

33

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Science & Technology Fund	Long-term capital appreciation	Science and Technology

•Management risk

•Technology sector risk

•Equity securities risk

•Emerging markets risk

•Currency risk

•Foreign investment risk

•Geographic risk

•IPO risk

•Market risk

•Sector risk

•Securities lending risk

The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology.
Small Cap Aggressive Growth Fund	Capital growth	Growth	•Management risk •Active trading risk •Currency risk •Equity securities risk •Growth style risk •Foreign investment risk •Market risk •Securities lending risk •Small-cap company risk	The Fund normally invests at least 80% of its net assets in small-cap companies. The Fund typically invests most of its assets in securities of U.S. companies but may also invest a portion of its assets in foreign securities (up to 10% of net assets).
Small Cap Fund	Long-term capital growth	Growth and Value	•Management risk •Equity securities risk •Market risk •Securities lending risk •Small-cap company risk •Growth style risk •Value style risk	The Fund normally invests at least 80% of net assets in stocks of small companies. Stock selection may reflect a growth or a value investment approach or a combination of both.
Small Cap Index Fund	Growth of capital	Index	•Index risk •Market risk •Equity securities risk •Securities lending risk •Small-cap company risk	The Fund is managed to seek to track the performance of the Russell 2000® Index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Small Cap Special Values Fund	Growth of capital	Value	•Management risk •Equity securities risk •Value style risk •Market risk •Securities lending risk •Small-cap company risk	Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of domestic small-cap companies. The sub-advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk.
Small-Mid Growth Fund	Capital growth	Growth	•Management risk •Equity securities risk •Growth style risk •Mid-cap company risk •Small-cap company risk •Market risk •Securities lending risk	The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies located in domestic (U.S.) markets.

34

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Stock Index Fund	Long-term capital growth	Index	•Index risk •Equity securities risk •Large- and mid-cap company risk •Market risk •Securities lending risk	The Fund is managed to seek to track the performance of the S&P 500® Index, which measures the stock performance of 500 large- and mid-cap companies and is often used to indicate the performance of the overall stock market.
Value Fund	Long-term total return	Value

•Management risk

•Equity securities risk

•Currency risk

•Foreign investment risk

•Emerging markets risk

•Large- and mid-cap company risk

•Small-cap company risk

•Market risk

•Value style risk

•Securities lending risk

The Fund attempts to achieve its objective by investing in common stocks of companies that the sub-adviser has identified as financially sound but out-of-favor that provide above-average potential total returns and sell at below-average price/earnings multiples.

35

VALIC COMPANY II

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Capital Appreciation Fund	Capital appreciation	Growth

•Active management risk

•Convertible securities risk

•Depositary receipts risk

•Equity securities risk

•Large capitalization company risk

•Market risk

•Small and medium capitalization company risk

•Warrant risk

•Securities lending risk

The Fund invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.

The sub-adviser seeks to identify growth opportunities for the Fund.

Core Bond Fund	High total return	Fixed income

•Active management risk

•Active trading risk

•Credit risk

•Foreign investment risk

•Interest rate risk

•Junk bond risk

•Market risk

•Mortgage risk

•Non-mortgage asset-backed securities risk

•U.S. government obligations risk

•Securities lending risk

The Fund invests, under normal circumstances, at least 80% of net assets in medium- to high-quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government, mortgage-backed or asset-backed securities. A significant portion of the Fund’s U.S. government securities may be issued or guaranteed by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Government National Mortgage Association (“GNMA”).

Although the Fund invests primarily in medium- to high-quality fixed-income securities, which are considered investment-grade, up to 20% of its net assets may be invested in lower-quality fixed-income securities (often referred to as “junk bonds”), which are considered below investment-grade.

High Yield Bond Fund	High total return and income	Fixed income	•Junk bond risk •Active management risk •Call or prepayment risk •Credit risk •Foreign investment risk •Interest rate risk •Market risk •Securities lending risk	At least 80% of the Fund’s net assets are invested, under normal circumstances, in high-yield, below-investment grade fixed-income securities (often referred to as “junk bonds”). The Fund may also invest up to 35% of its net assets in below-investment grade foreign fixed-income securities.

36

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
International Opportunities Fund	Long-term capital appreciation	International

•Active management risk

•Growth style risk

•Equity securities risk

•Emerging markets risk

•Foreign investment risk

•Depositary receipts risk

•Geographic risk

•Market risk

•Small- and mid-cap companies risk

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity and equity-related securities of small to mid-cap companies throughout the world, excluding the United States.The Fund may hold foreign currencies and non-dollar denominated foreign securities.
Large Cap Value Fund	Total return	Value	•Active management risk •Equity securities risk •Large capitalization company risk •Market risk •Foreign investment risk •Securities lending risk •Value style risk	The Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team.
Mid Cap Growth Fund	Long-term capital appreciation	Growth

•Active management risk

•Growth style risk

•Equity securities risk

•Active trading risk

•Convertible securities risk

•Depositary receipts risk

•Foreign investment risk

•Market risk

•Mid-capitalization company risk

•Sector risk

•Small capitalization company risk

•Special situations risk

•Securities lending risk

This Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of medium capitalization companies. The Fund invests primarily in common stocks of companies that the sub-adviser believes have the potential for long-term, above-average earnings growth.
Mid Cap Value Fund	Capital growth	Value

•Active management risk

•Value style risk

•Equity securities risk

•Foreign investment risk

•Depositary receipts risk

•Market risk

•Mid-capitalization company risk

•Securities lending risk

•Value style risk

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. The sub-advisers use value-oriented investment approaches to identify companies in which to invest the Fund’s assets.

The Fund may also invest in Depositary Receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.

37

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Small Cap Growth Fund	Long-term capital growth	Growth	•Active management risk •Growth style risk •Equity securities risk •Market risk •Small capitalization company risk •Securities lending risk	Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small capitalization (small-cap) companies. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.
Small Cap Value Fund	Maximum long-term return	Value	•Active management risk •Value style risk •Equity securities risk •Market risk •Small capitalization company risk •Securities lending risk	The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. The sub-advisers will use a value-oriented approach. Companies will be selected based upon valuation characteristics such as price-to-cash flow ratios which are at a discount to market averages.
Socially Responsible Fund	Growth of capital	Specialty Growth	•Equity securities risk •Preferred stock risk •Convertible securities risk •Foreign investment risk •Market risk •Social criteria risk •Securities lending risk

The Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of U.S. companies meeting the Fund’s social criteria. The Fund does not invest in companies that are significantly engaged in:

•the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;

•the manufacture or distribution of alcoholic beverages or tobacco products;

•the operation of gambling-related businesses;

•the production of nuclear energy;

•have a history of poor labor-management relations;

•engage in businesses or have products that have a severely negative impact on the environment;

•have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;

•engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and

38

Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
•have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.
Strategic Bond Fund	High total return and income	Fixed income

•Active management risk

•Active trading risk

•Call or prepayment risk

•Credit risk

•Emerging markets risk

•Foreign investment risk

•Interest rate risk

•Loan risk

•Junk bond risk

•Market risk

•Mortgage- and asset-backed securities risk

•U.S. government obligations risk

•Securities lending risk

The Fund invests, under normal circumstances, at least 80% of its net assets in a broad range of fixed-income securities. Up to 50% of the Fund’s total assets may be invested in foreign securities. Up to 25% of the Fund’s total assets may be invested in foreign emerging market debt (both U.S. and non-U.S. dollar denominated), including, both sovereign and corporate debt rated C or higher by Moody’s or CC or higher by S&P, or of comparable quality if unrated.

39

FOR MORE INFORMATION

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about VALIC’s operations.

Further information about the Fund’s investments is available in VC I’s annual and semi-annual reports to shareholders. VC I’s annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance results during its last fiscal year.

VALIC can provide you with a free copy of the SAI or other information about VC I. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. The Fund’s prospectus and SAI and VC I’s shareholder reports are available online at www.valic.com/prospectuses-reports_3240_424368.html.

The Securities and Exchange Commission (SEC) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at www.sec.gov. If you wish to review a paper filing or to request that documents be mailed to you, contact the SEC by wiring to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-202-551-8090. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.

40

VALIC COMPANY I

Ticker Symbol:
ASSET ALLOCATION FUND	VCAAX
BLUE CHIP GROWTH FUND	VCBCX
BROAD CAP VALUE INCOME FUND	VBCVX
CAPITAL CONSERVATION FUND	VCCCX
CORE EQUITY FUND	VCCEX
DIVIDEND VALUE FUND	VCIGX
DYNAMIC ALLOCATION FUND	VDAFX
EMERGING ECONOMIES FUND	VCGEX
FOREIGN VALUE FUND	VCFVX
GLOBAL REAL ESTATE FUND	VGREX
GLOBAL SOCIAL AWARENESS FUND	VCSOX
GLOBAL STRATEGY FUND	VGLSX
GOVERNMENT MONEY MARKET I FUND (formerly Money Market I Fund)	VCIXX
GOVERNMENT SECURITIES FUND	VCGSX
GROWTH FUND	VCULX
GROWTH & INCOME FUND	VCGAX
HEALTH SCIENCES FUND	VCHSX
INFLATION PROTECTED FUND	VCTPX
INTERNATIONAL EQUITIES INDEX FUND	VCIEX
INTERNATIONAL GOVERNMENT BOND FUND	VCIFX
INTERNATIONAL GROWTH FUND	VCINX
LARGE CAP CORE FUND	VLCCX
LARGE CAPITAL GROWTH FUND	VLCGX
MID CAP INDEX FUND	VMIDX
MID CAP STRATEGIC GROWTH FUND	VMSGX
NASDAQ-100® INDEX FUND	VCNIX
SCIENCE & TECHNOLOGY FUND	VCSTX
SMALL CAP AGGRESSIVE GROWTH FUND	VSAGX
SMALL CAP FUND	VCSMX
SMALL CAP INDEX FUND	VCSLX
SMALL CAP SPECIAL VALUES FUND	VSSVX
SMALL-MID GROWTH FUND	VSSGX
STOCK INDEX FUND	VSTIX
VALUE FUND	VAVAX

STATEMENT OF ADDITIONAL INFORMATION

PART B

October 1, 2016

This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectuses for VALIC Company I (“VC I”). It should be read in conjunction with your Prospectus. The SAI relates to the Prospectuses dated October 1, 2016. VC I’s audited financial statements are incorporated in this SAI by reference to its Annual Report dated May 31, 2016. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company (“VALIC”), a Prospectus may be obtained by visiting www.valic.com/prospectuses-reports_3240_424368.html, or upon request by calling 1-800-448-2542, or writing VC I at Document Control, P.O. Box 15648, Amarillo, Texas 79105-5648.

i

GENERAL INFORMATION AND HISTORY

VC I was incorporated in Maryland on December 7, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC I and subject to the authority of VC I’s Board of Directors (the “Board”), VALIC serves as VC I’s investment adviser (the “Adviser”) and conducts the business and affairs of VC I. VC I consists of separate investment portfolios (hereinafter collectively referred to as the “Funds” or individually as a “Fund”), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the International Government Bond and Nasdaq-100® Index Funds, is “diversified” as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to collectively, as the “Sub-advisers”) for each Fund to provide investment sub-advisory services, subject to VALIC’s oversight.

VC I issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each a “Plan”), individual retirement accounts (“IRAs”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).

VC I was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company (“AGSPC”) on January 14, 1985, to North American Funds Variable Product Series I on October 1, 2000, and to VALIC Company I on December 31, 2001. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the name changed to AIG Retirement Company I; and it was renamed VALIC Company I on May 1, 2009.

Name Prior to 10/1/2000	Name from 10/2000 to 12/31/2001	Name effective 12/31/2001
AGSPC Asset Allocation Fund	North American – AG Asset Allocation Fund	Asset Allocation Fund
AGSPC Capital Conservation Fund	North American – AG Capital Conservation Fund	Capital Conservation Fund
AGSPC Government Securities Fund	North American – AG Government Securities Fund	Government Securities Fund
AGSPC Growth & Income Fund	North American – AG Growth & Income Fund	Growth & Income Fund
AGSPC International Equities Fund	North American – AG International Equities Fund	International Equities Fund
AGSPC International Government Bond Fund	North American – AG International Government Bond Fund	International Government Bond Fund
AGSPC Mid Cap Index Fund	North American – AG Mid Cap Index Fund	Mid Cap Index Fund
AGSPC Money Market Fund	North American – AG 1 Money Market Fund	Money Market I Fund
N/A (new fund 10/1/2000)	North American – AG Nasdaq-100® Index Fund	Nasdaq-100® Index Fund
AGSPC Small Cap Index Fund	North American – AG Small Cap Index Fund	Small Cap Index Fund
AGSPC Social Awareness Fund	North American – AG Social Awareness Fund	Social Awareness Fund
AGSPC Stock Index Fund	North American – AG Stock Index Fund	Stock Index Fund
AGSPC Growth Fund	North American Core Equity Fund	Core Equity Fund
N/A (new fund 10/1/2000)	North American – American Century Income & Growth Fund	Income & Growth Fund
N/A (new fund 10/1/2000)	North American – American Century International Growth Fund	International Growth I Fund
N/A (new fund 10/1/2000)	North American – Founders Large Cap Growth Fund	Large Cap Growth Fund
N/A (new fund 10/1/2000)	North American – Founders/T. Rowe Price Small Cap Fund	Small Cap Fund
N/A (new fund 11/1/2000)	North American – T. Rowe Price Blue Chip Growth Fund	Blue Chip Growth Fund
N/A (new fund 11/1/2000)	North American – T. Rowe Price Health Sciences Fund	Health Sciences Fund
AGSPC Science & Technology Fund	North American – T. Rowe Price Science & Technology Fund	Science & Technology Fund
N/A (new fund 12/31/2001)	N/A	Value Fund
N/A (new fund 12/19/2012)	N/A	Dynamic Allocation Fund

The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of VC I through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the “Opportunities Fund,” was reorganized with and into the Blue Chip Growth Fund. Effective September 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund. Effective the close of business May 26, 2006, (i) the Large Cap Growth Fund was reorganized with and into the Growth Fund (formerly, the VALIC Ultra Fund), (ii) the Income & Growth Fund changed its name to the Core Value Fund and (iii) the Broad Cap Value Fund changed its name to the Broad Cap Value Income Fund. Effective October 1, 2007, the Social Awareness Fund changed its name to the Global Social

Awareness Fund. Effective December 10, 2007, the VALIC Ultra Fund changed its name to the Growth Fund. Effective March 10, 2008, the Small Cap Strategic Growth Fund changed its name to the Small-Mid Growth Fund. Effective October 1, 2008, the Real Estate Fund changed its name to the Global Real Estate Fund. Effective June 4, 2010, the Core Value Fund changed its name to the Dividend Value Fund. Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund and the International Growth I Fund changed its name to the International Growth Fund. The Value Fund commenced operations on December 31, 2001. The Dynamic Allocation Fund commenced operations on December 19, 2012. Effective June 16, 2014, the International Equities Fund changed its name to the International Equities Index Fund. Effective September 28, 2016, the Money Market I Fund changed its name to the Government Money Market I Fund.

INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund’s outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Board. Non-fundamental investment restrictions and operating policies may be changed by the Board without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions or any other restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody’s International, or Barra, and/or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

Rule 2a-7 under the 1940 Act (“Rule 2a-7”) prohibits the Government Money Market I Fund from purchasing any instrument with a remaining maturity of greater than 397 calendar days and requires the Fund to maintain a dollar-weighted average portfolio maturity of 60 calendar days or less. For purposes of Rule 2a-7, certain variable or floating rate instruments are deemed to have a maturity equal to the period remaining until the next readjustment of their interest rate or, in the case of an instrument that is subject to a Demand Feature, the period remaining until the principal amount can be recovered through demand. A “government money market fund” under Rule 2a-7, such as the Government Money Market I Fund, may, but is not required to, impose liquidity fees and redemption gates. The Board has determined that the Government Money Market I Fund will not be subject to the liquidity fee and redemption gate provisions of Rule 2a-7, although the Board may elect to impose liquidity fees or redemption gates in the future.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Borrowing

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

Commodities

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Concentration

All Funds except the Health Sciences Fund, Nasdaq-100® Index Fund and Global Real Estate Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments. For purposes of this restriction, the Dynamic Allocation Fund does not consider investment companies to be an industry or the investment in an Underlying Fund that concentrates investments in a particular industry or group of industries will not be considered an investment by the Dynamic Allocation Fund in that particular industry or group of industries.

Diversification

All Funds except the International Government Bond Fund and the Nasdaq-100® Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, (a) with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Issuance of Senior Securities

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.

Lending

All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Real Estate

All Funds: No Fund may purchase or sell real estate except that each Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Control of Companies

All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

Illiquid Securities

All Funds: Each Fund may not invest more than 15% (5% for the Government Money Market I Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

Foreign Securities

All Funds except the Government Money Market I Fund: To the extent consistent with their respective investment objectives, each of the Funds as noted immediately below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund. With respect to the Emerging Economies Fund, ADRs and U.S. dollar-denominated securities of foreign issuers are included within the percentage of foreign securities held by the Fund.

100%

Emerging Economies Fund

Foreign Value Fund

Global Strategy Fund

International Equities Index Fund

International Government Bond Fund

International Growth Fund

75%

Global Real Estate Fund

Global Social Awareness Fund

50%

Science & Technology Fund

35%

Asset Allocation Fund

Core Equity Fund

Dividend Value Fund

Growth & Income Fund

Health Sciences Fund

30%

Inflation Protected Fund

Small Cap Fund

25%

Large Capital Growth Fund

Mid Cap Strategic Growth Fund

Value Fund

20%

Blue Chip Growth Fund

Broad Cap Value Income Fund

Capital Conservation Fund

Government Securities Fund

Growth Fund

Large Cap Core Fund

Mid Cap Index Fund

Nasdaq-100® Index Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small-Mid Growth Fund

Stock Index Fund

10%

Small Cap Aggressive Growth Fund

0%

Dynamic Allocation Fund*

*The Fund-of-Funds Component invests up to 25% indirectly in securities of international companies through its investments in Underlying Funds.

Margin

All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

Short Sales

All Funds: Each Fund other than the Government Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

Investment Companies

All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.) No Fund that is acquired by the Dynamic Allocation Fund may acquire any securities of a registered open-end investment company or of a registered unit investment trust in reliance on Section 12(d)(1)(G) or 12(d)(1)(F) of the 1940 Act.

OPERATING POLICIES

Asset-Backed Securities

All Funds except the Government Money Market I Fund: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

Single Investment Companies

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) may invest more than 5% of total assets in a single investment company.

Total Investment Company Investment

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

Single Investment Company Voting Securities

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology and Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

Certificates of Deposit and Bankers Acceptances

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

Common Stocks

The Capital Conservation Fund may hold up to 10% of its assets in common stocks.

Credit Default Swaps

The Asset Allocation Fund may invest up to 10% of net assets in credit default swaps. The Capital Conservation Fund may invest up to 10% of net assets in credit default swaps.

High Yield Securities (“Junk Bonds”)

The Asset Allocation Fund may invest up to 20% of net assets in high yield domestic or U.S. dollar denominated fixed income securities (“junk bonds”). The Global Strategy Fund may invest up to 30% of its total assets in junk bonds, but no more than 10% of the Fund’s total assets may be invested in defaulted debt securities. The Inflation Protected Fund and Global Real Estate Fund may invest up to 10% of total assets in junk bonds.

Loan Participations and Assignments

The Asset Allocation Fund may invest up to 15% of net assets in loan participations and assignments. The Capital Conservation Fund may invest up to 15% of net assets in loan participations and assignments.

Real Estate Investment Trusts

The Broad Cap Value Income Fund may invest up to 15% of net assets in real estate securities and real estate investment trusts (“REITs”).

Unseasoned Issuers

The Asset Allocation Fund may invest up to 10% of net assets in unseasoned issuers. The Capital Conservation Fund may invest up to 10% of net assets in unseasoned issuers.

AllianceBernstein Fixed-Income Shares – Government STIF Portfolio

Dynamic Allocation Fund

AllianceBernstein, the sub-adviser to the Overlay Component, may invest any cash in its AllianceBernstein Fixed-Income Shares – Government STIF Portfolio.

T. Rowe Price Cash Reserves

Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund, and Small Cap Fund

As noted in the Prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, and a portion of the assets of the Science & Technology Fund and Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation — T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 97% of its total assets in prime money market instruments receiving the highest credit rating. GRF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at relatively low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

INVESTMENT PRACTICES

The Funds may assume temporary defensive positions in response to adverse market, economic, political or other conditions. The Funds may invest up to 100% of their total assets in high-quality, short-term debt securities and money market instruments for this purpose. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. When a Fund is in a defensive position, the opportunity to achieve its investment objective is limited. To the extent a Fund invests in money market mutual funds when in a defensive position, you will indirectly bear the cost of the money market funds’ advisory fees and operational fees.

The Dynamic Allocation Fund has two components, one of which is the Fund-of-Funds Component which invests in underlying funds of VC I and VALIC Company II (“Underlying Funds”). Although the Fund-of-Funds Component may not engage directly in the investment practices described below, it may indirectly engage in such practices through the purchases of shares of Underlying Funds which may engage in such practices.

For ease of reference, a table reflecting the investment practices in which the Funds may engage is located in Appendix B. In the event of any discrepancy between Appendix B and the disclosure contained in the prospectus and SAI, the latter shall control.

Adjustable Rate Instruments

Each Fund may invest in adjustable rate money market instruments. Adjustable rate instruments (i.e., variable rate and floating rate instruments) are instruments that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate instruments may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

The lack of a liquid secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet a Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. As a result of possible extended settlement periods, a Fund may be required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests.

In certain circumstances, some adjustable rate instruments may not be deemed to be securities, and in the event of fraud or misrepresentation by an issuer, purchasers of these types of instruments, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, purchasers generally must rely on the contractual provisions in the instrument itself and common-law fraud protections under applicable state law.

Asset-Backed Securities

Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund, Global Strategy Fund and Government Money Market I Fund, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Each of the Funds listed above may invest in certain asset-backed securities known as structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present issuer risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or if a demand for the new debt declines significantly, the SIVs may have to liquidate assets at a loss. Also, to the extent that SIVs’ assets represent investments in finance companies, the Funds may have significant exposure to the financial services market and disruptions in that market could result in lower valuations of the Funds’ holdings of SIV securities.

Bank Obligations

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% in the case of the Government Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Brady Bonds

Each Fund, in accordance with its investment objectives, policies and investment program, may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This was an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World

Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Fund may purchase Brady Bonds with no or limited collateralization, and would be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Catastrophe Bonds

Each Fund, in accordance with its investment objectives, policies and investment program, may invest in “catastrophe bonds.” Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below for more information with respect to the risks associated with illiquid securities. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

Each Fund, other than the Government Securities Fund, International Government Bond Fund, Mid Cap Index Fund, Government Money Market I Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, and Stock Index Fund, may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objectives.

In keeping with the objectives of the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund and Small Cap Fund, convertible bonds will be treated as equity securities for purposes of each Fund’s investment policies and restrictions.

Cyber Security Risk

With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting VALIC or a Fund’s sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund investors to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Although service providers typically have business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. A Fund and its investors could be negatively impacted as a result.

Depositary Receipts

Each Fund, other than the Government Money Market I Fund, may invest in Depositary Receipts. Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be connected.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds’ exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. For purposes of a Fund’s investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Eurodollar Obligations

Each Fund except the Government Money Market I Fund, may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Government Money Market I Fund and Broad Cap Value Income Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC I believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail in the view that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

Fixed Income Securities

Each Fund may invest in fixed income securities, also referred to as debt securities. Debt securities may be considered high-quality if they are rated at least Aa by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other nationally rated statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. The Government Money Market I Fund may use ratings of NRSROs as initial criteria for the selection of portfolio securities other than U.S. Government securities. High-quality fixed-income securities are considered to have a very strong capacity to pay principal and interest. Fixed-income securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s Corporation (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade fixed-income securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities (commonly known as “junk bonds”) rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See Appendix A regarding “Description of Corporate Bond Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality fixed-income securities and their risks.

The maturity of fixed-income securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed-income securities, while an increase in interest rates generally reduces their value.

Inflation-Indexed Bonds

The Asset Allocation Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Inflation Protected Fund, Large Cap Core Fund, Small-Mid Growth Fund, Stock Index and Small Cap Special Values Fund may invest in inflation indexed-bonds. With respect to the International Government Bond Fund, the fund’s investments are limited to inflation indexed bonds of foreign government/issuers. Inflation-indexed bonds are fixed-income securities whose principal values are periodically adjusted according to the rate of inflation. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed “real coupon” or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero. Inflation-indexed bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five, ten or thirty years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, then real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), then investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

There is a relatively limited trading history of inflation-indexed bonds issued by the U.S. Treasury, and there can be no assurance that there will be a liquid market for these instruments. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as those of the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower Rated Fixed Income Securities

The Asset Allocation Fund, Blue Chip Growth Fund, Broad Cap Value Income Fund, Dividend Value Fund, Dynamic Allocation Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Inflation Protected Fund, International Government Bond Fund, International Growth Fund, Large Cap Core Fund,

Small Cap Fund, Small Cap Special Values Fund and the Value Fund may invest in below investment grade fixed-income securities. Issuers of lower rated securities (or, if unrated, securities that are determined to be of equivalent investment quality) (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated fixed-income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated fixed-income securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet a Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated fixed-income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated fixed-income securities are likely to adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Fund’s investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

Investments in already defaulted securities pose an additional risk of loss, should nonpayment of principal and interest continue, in respect of such securities. Even if such securities are held to maturity, recovery of a Fund’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Fund in respect of accrued interest income on securities which are subsequently written off, even though such Fund has not received any cash payments of such interest.

Foreign Currency Exchange Transactions and Forward Contracts

Each Fund, except the Government Securities Fund and the Government Money Market I Fund, may enter into forward foreign currency exchange contracts for various purposes, including to facilitate settlement of foreign currency denominated Fund transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates, to hedge exposure to benchmark currency allocations, to manage and/or gain exposure to certain foreign currencies or to enhance return.. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1.    Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a “settlement hedge” or “transaction hedge,” protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., “settled”). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as “anticipatory hedging.”

2.    Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a “position hedge.” For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge, often called a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Risks to the Funds of entering into forward contracts include counterparty risk and market risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund’s best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased; much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, the Sub-adviser could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency’s value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency’s appreciation. Similarly, if the Sub-adviser increases a Fund’s exposure to a currency and that currency’s value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the “Custodian” or “State Street”) will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Foreign Securities

Each Fund, except the Government Money Market I Fund, may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices. The Emerging Economies Fund focuses on the equity securities of emerging market companies and other investments that are tied economically to emerging markets.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes equity securities of foreign issuers, corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Government Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within t Europe as well as globally. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Emerging Markets

The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Dividend Value Fund, Dynamic Allocation Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Social Awareness Fund, Global Strategy Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, International Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Nasdaq-100® Index Fund, Science & Technology Fund, Small Cap Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may make investments in companies located in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Russian Securities

Recent events in Ukraine and the Russian Federation may have an adverse impact on a Fund. In response to recent political and military actions undertaken by Russia, the United States and European Union have instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including a Fund.

Chinese Securities

A Fund may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

A Fund may invest in local Chinese securities, referred to as China A-Shares, of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE and the China Securities Depository Clearing Corporation Limited that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.

Stock Connect, which launched in November 2014, is a new program, and the regulations governing it are untested and subject to change. In addition, there is no certainty as to how these regulations will be applied or interpreted. Significant risks exist with respect to investing in China A-Shares through Stock Connect. China A-Shares may only be bought from, or sold to, a Fund when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner and this could adversely affect the Fund’s performance. In addition, same day trading is not permitted on the China A-Shares market, which may inhibit a Fund’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit a Fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Trading through Stock Connect is subject to aggregate and daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for China A-Shares through Stock Connect will be rejected, which could adversely affect a Fund’s ability to pursue its investment strategy. China A-Shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferrable. Although China A-Shares must be designated as eligible to be traded on Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through Stock Connect. Moreover, since all trades of eligible China A-Shares through Stock Connect must be settled in Renminbi (“RMB”), a Fund must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

A Fund’s China A-Shares are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEX, serving as nominee for the Fund. The exact nature and rights of a Fund as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.

Money Market Securities of Foreign Issuers

Each Fund, except the Government Money Market I Fund, may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

Hybrid Instruments

Each of the Funds, other than the Inflation Protected Fund and the Government Money Market I Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities (such as notes, bonds and debentures), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments to 10% of total assets (5% for the Inflation Protected Fund).

Hybrid instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock.

Hybrid instruments also include Participation Notes and Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if a Fund purchases P-notes from only a small number of issuers).

Structured Investments. Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of this type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Illiquid Securities

Subject to their investment restrictions, each Fund may invest up to 15% of its assets (5% for the Government Money Market I Fund)in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund’s net assets as shown in the non-fundamental investment restrictions.

In addition to this 5% limitation on illiquid securities, Rule 2a-7 imposes certain other portfolio liquidity requirements relating to the Government Money Market I Fund’s purchases and holdings, including minimum daily and weekly liquidity requirements.

Initial Public Offerings (“IPOs”)

The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Dividend Value Fund, Emerging Economies Fund, Global Real Estate Fund, Growth Fund, Growth & Income Fund, Health Sciences Fund, International Growth Fund, Large Capital Growth Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may invest in IPOs. As such, a portion of each Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as a Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund’s purchase of shares issued as part of, or a short period after, a company’s IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Interfund Borrowing and Lending Program

VC I has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for a comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board at the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy or restriction on borrowing.

Lending Portfolio Securities

Each Fund, other than the Government Money Market I Fund and Dynamic Allocation Fund, may make secured loans of its portfolio securities in accordance with its investment practices and policies. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Fund.

Collateral Requirements.  Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market value on a daily basis. These loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. The collateral received will consist of cash, U.S. Government securities, letter of credit or such other collateral as permitted by interpretations or rules of the SEC and agreed upon by the Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower is required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

Rights with Respect to Loaned Securities.    While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days and returned to the Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned. Although the Funds’ programs allow for the recall of securities for any reason, VALIC may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Termination of Loans.    If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.

On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders, administrative and custodial fees in connection with a loan of its securities. There can be no assurance that the risks described above will not adversely affect the Fund.

Risks of Lending Portfolio Securities.    Securities lending involves exposure to other risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund could also lose money if it does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

There is also a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Participations and Assignments

Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund, Global Strategy Fund, and Government Money Market I Fund, may invest in loan participations and assignments. Loan participations include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interposed between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.

The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Assignments, Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Participations and Assignments may be considered liquid, as determined by the Fund’s Sub-adviser.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.

Master Limited Partnerships

Each of the Funds, except the Government Money Market I Fund, that may invest in equity securities may also invest in master limited partnerships (“MLPs”) or limited partnerships. Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance movies, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage-Related Securities

All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.”

Market Events. Beginning in 2007, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline and putting additional downward pressure on the prices of other securities. Such events may have an adverse effect on the Funds.

Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”), and Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since being placed in conservatorship, Fannie Mae and Freddie Mac have required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid approximately $225.5 billion in dividends. Although Freddie Mac reported a net loss over the third quarter of 2015 of $475 million, neither Fannie Mae nor Freddie Mac has required a draw from the U.S. Treasury since the second quarter of 2012. While Freddie Mac reported that the loss was not a significant indicator of financial weakness, the FHFA stated that Fannie Mae and Freddie Mac may need an injection of U.S. Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.

The future of Fannie Mae and Freddie Mac is in question as the U.S. Government is considering multiple options ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. The problems faced by Fannie Mae and Freddie Mac that resulted in their being placed into federal conservatorship and receiving significant U.S. government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform Fannie Mae and Freddie Mac and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause a Fund to lose money.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as “GNMA”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantors of mortgage-related securities are GNMA, FNMA and the FHLMC. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC I’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet VC I’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

Each Fund, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund, Government Money Market I Fund and Science & Technology Fund, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed

Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, Broad Cap Value Income Fund, Capital Conservation Fund, Core Equity Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, Large Cap Core Fund, Small Cap Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may invest in mortgage dollar rolls. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

All Funds , except the Government Money Market I Fund, may invest in SMBSs to the extent such investments are consistent with a Fund’s investment objective and strategies.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a

Fund’s net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund’s limitation on investments in illiquid securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Options and Futures Contracts

Each Fund, except the Broad Cap Value Income Fund and Government Money Market I Fund, may invest in options and futures contracts as described in more detail herein. Each Fund, except the Broad Cap Value Income Fund and Government Money Market I Fund, may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income.

Options on Securities and Securities Indices

Each Fund, other than the Broad Cap Value Income Fund and Government Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities.

Writing Covered Calls/Put Options.    The Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, International Equities Index Fund, International Government Bond Fund, International Growth Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund’s portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or “strike” price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To “cover” a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant (“FCM”) as margin, equals the market value of the instruments underlying the put option written.

Writing Options on Securities/ Securities Indices.  Each Fund, except the Broad Cap Value Income Fund and Government Money Market I Fund, may write options on securities and securities indices. The International Equities Index Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds’ return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund’s position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund’s position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index “multiplier.”

Call or put options on a stock index may be written at an exercise or “strike” price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be “in the money.” In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500® Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Purchasing Options on Securities/ Securities Indices.  Each Fund, except the Broad Cap Value Income Fund and Government Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Emerging Economies Fund, Foreign Value Fund, Growth Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may also purchase put options on foreign currencies that correlate with the Fund’s portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Over-the-Counter Options.  Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Blue Chip Growth Fund, Capital Conservation Fund, Dynamic Allocation Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and the Value Fund may use over-the-counter (“OTC”) options. These Funds may invest in OTC options as a means of generating additional income. Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded OTC. In this regard, the Funds may enter into contracts with the primary dealers with whom they write OTC options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined through good faith negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula to determine the maximum price at which each Fund can repurchase the option at any time may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” The Funds have established standards of creditworthiness for these primary dealers.

Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Fund, except the Broad Cap Value Income Fund and Government Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written to minimize or hedge against anticipated declines in the value of the Fund’s securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund’s net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Emerging Economies Fund, Foreign Value Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated. To “cover” an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

Writing Uncovered Options.    From time to time, the Blue Chip Growth Fund, Global Real Estate Fund, Health Sciences Fund, Inflation Protected Fund, International Growth Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, and the Small Cap Fund will write a call option that is not covered but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. Government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be “covered” with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund’s loss could be significant.

Writing Exchange-Traded Covered Options.    The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund’s portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Purchasing Exchange-Traded Covered Options.  Each Fund, except the Broad Cap Value Income Fund and Government Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund’s particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted Options. Unlisted options may be used by the Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Dynamic Allocation Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund, Growth & Income Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small-Mid Growth Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit quality to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is “in-the-money.”

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options — the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options — the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options — possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund’s portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund’s investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Broad Cap Value Income Fund and Government Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, to manage duration and yield curve positioning or to enhance income or total return. The Funds may also write covered call options and purchase put and call options on futures contracts for the same purposes or to earn additional income.

Each Fund, except Broad Cap Value Income Fund, Government Money Market I Fund and Small Cap Index Fund, may also write covered put options on stock index futures contracts.

The Blue Chip Growth Fund, Dynamic Allocation Fund, Emerging Economies Fund, Foreign Value Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund and Small Cap Special Values Fund may utilize currency futures contracts and both listed and unlisted futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed futures contracts and options thereon.

Futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts for other currencies will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500® Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead they are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted futures contracts, which may be purchased or sold only by the Dynamic Allocation Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund’s total assets. In making such determination, the value of unlisted futures contracts will be based upon the “face amount” of such contracts. The International Equities Index Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with a futures commission merchant (“FCM”) an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the futures contract, a process known as “marking to market.”

A Fund, as an internal operating policy, may not hold futures contracts in an amount greater than 33 1/3% of the Fund’s net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Futures Contracts

For bona fide hedging purposes, each Fund, except the Broad Cap Value Income Fund and Government Money Market I Fund, may also purchase call and put options on futures contracts and write call options on futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Index Fund and the International Government Bond Fund, options on futures contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into futures contracts, purchasing options on futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or “premium”) paid for the options. Therefore, the purchase of options on futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Futures Contracts

The use of options and futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds’ portfolio securities or currencies, in many cases the options or futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund’s portfolio securities is particularly relevant to futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all the contract’s settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract’s value (marked to market daily) over the contract’s settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund’s portfolio securities “covering” a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of “last sale” information for foreign currencies, and (iii) the need to use “odd lot” transactions for underlying currencies at prices less favorable than those for “round lot” transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to “close out” (i.e., terminate) a particular futures contract or option position. This is particularly relevant for over-the-counter options and futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund’s assets posted as margin in connection with these transactions as permitted under the 1940 Act. See “Other Information, Custody of Assets” in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could affect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser’s ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser’s ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

Each Fund has an operating policy which provides that it will not enter into futures contracts or write put or call options with respect to futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to futures contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts. Each Fund also has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

Each Fund is operated by persons who have claimed an exclusion from registration as a “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (the “CEA”). As a result, each Fund is limited in its ability to use commodity futures (which include futures as broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging” as defined in the rules of the CFTC, with respect to transactions other than for bona fide hedging purposes, either:(1) the aggregate initial margin and premiums required to establish the company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed one hundred percent (100%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, each Fund is also subject to certain marketing limitations imposed by the rules of the CFTC. In the event that the Adviser is required to register as a CPO, the disclosure and operations of certain Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase the Funds’ expenses. Other potentially adverse regulatory initiatives could also develop. In August 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the SEC in order to facilitate compliance with both regulatory regimes. Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting and recordkeeping requirements. Each of the Funds has claimed exclusion from the definition of a commodity pool under the CFTC Rule 4.5.

Other Investment Companies

Each Fund, other than the Capital Conservation Fund, Government Securities Fund and Government Money Market I Fund, may invest in securities of other investment companies (including HOLDRs and exchange-traded funds (“ETFs”) such as, but not limited to, iShares and SPDRs, all as described in more detail below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may choose to purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Fund from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of a Fund’s total assets from being invested in securities of any one investment company or more than 10% of its total assets from being invested in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

Holding Company Depositary Receipts (“HOLDRs”) are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices or various countries and regions. iShares are managed by BlackRock Fund Advisers and are listed on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the NYSE Arca. iShares have traded at relatively market discounts and premiums to their net asset values. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor’s Depositary Receipts (“SPDRs”) are NYSE Arca-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and investments in SPDRs are subject to each Fund’s limitations on investment company holdings.

Passive Foreign Investment Companies

Each Fund may invest in passive foreign investment companies (“PFICs”). PFICs are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Privately Placed Securities

Each of the Funds may invest in privately placed securities, to the extent consistent with their investment objective, which are subject to resale restrictions and may additionally be limited by restrictions on investments in illiquid securities or Rule 144A securities.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Each Fund, except the Government Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except the Government Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs which combine the characteristics of equity and mortgage REITs (hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Global Real Estate Fund will invest the majority of its assets in equity REITs, but may invest up to 10% of its total assets in any combination of mortgage REITs and hybrid REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Recent Market Events

The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets, including keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser or a sub-adviser. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Repurchase Agreements

Each Fund may hold commercial paper, certificates of deposit, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well-established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Index Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Government Money Market I Fund, the underlying security must be a U.S. Government security or cash items and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. Government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC I’s Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which VC I proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund’s total assets (5% in the case of Government Money Market I Fund).

Reverse Repurchase Agreements

The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Dynamic Allocation Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Health Sciences Fund, Inflation Protected Fund, International Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Fund, Small Cap Fund, Small Cap Special Values Fund and the Small-Mid Growth Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-Adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Rule 144A Securities

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC I, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ non-fundamental investment restriction concerning illiquidity. Determining whether a Rule 144A security is liquid or not, is a question of fact. In making this determination VC I will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition VC I may consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC I and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds’ investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund’s investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

Short Sales

Short sales are affected by selling a security that a Fund does not own. Each Fund, other than the Foreign Value Fund, Government Money Market I Fund and Small Cap Special Values Fund, may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. The Science & Technology Fund limits aggregate short positions of ETFs and individual securities to 10% of total assets.

The Asset Allocation Fund, Capital Conservation Fund, Dynamic Allocation Fund and Global Real Estate Fund may also engage in short sales other than against the box. In a short sale other than against the box transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale other than against the box, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. Each Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale other than against the box, a Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. Each Fund will engage in short sales other than against the box when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Short sales other than against the box involve the same fundamental risk as short sales against the box, as described above. In addition, short sales other than against the box carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. Each Fund will limit the total market value of short sales other than against the box to 5% of its assets (for the Asset Allocation Fund, the limit applies to the Fund’s fixed income assets) with no more than 1% of its assets in any single issuer.

Structured Notes

Subject to its individual investment practices and policies, each Fund, except the Government Money Market I Fund, may purchase structured notes. Structured notes are derivative fixed-income securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, a Sub-adviser will analyze these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Swap Agreements

The Asset Allocation Fund, Capital Conservation Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, International Government Bond Fund, International Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements in accordance with their individual investment strategies. A Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

The Broad Cap Value Income Fund, Dynamic Allocation Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Fund, Small Cap Special Values, Small-Mid Growth Fund and Value Fund may invest in equity swaps for various purposes, including to hedge exposure to market risk or to gain exposure to a security or market index. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.

The Asset Allocation Fund, Capital Conservation Fund, Dynamic Allocation Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund and International Growth Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Credit Default Swaps (“CDS”). The Asset Allocation Fund, Capital Conservation Fund, Dynamic Allocation Fund, Global Real Estate Fund, International Growth Fund, and Government Securities Fund may invest in CDS, which involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of underlying security. Such Funds may enter into CDS for various purposes, including managing credit risk (i.e., hedging), enhancing returns, a substitute for physical securities or speculation. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events, which is typically a default. CDS may be direct (“unfunded swaps”) or indirect in the form of a structured note (“funded swaps”). CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. CDS involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.

A Fund may be either the buyer or seller in the CDS transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by “eligible swap participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.

Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the investment adviser or sub-adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on a Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose a Fund to new kinds of risks and costs.

Unseasoned Issuers

The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Dividend Value Fund, Emerging Economies Fund, Foreign Value Fund, Global Real Estate Fund, Global Strategy Fund, Growth Fund, Health Sciences Fund, International Growth Fund, Large Cap Core Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have (together with their predecessors) generally operated for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations

Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. Government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Variable Rate Demand Notes

Each Fund may invest in variable rate demand notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Government Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Government Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

Warrants and Rights

Each Fund, except the Global Strategy Fund, International Government Bond Fund and Government Money Market I Fund, may invest in or acquire warrants or rights to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

When-Issued, Delayed Delivery and Forward Commitment Securities

Each Fund, except the Government Money Market I Fund, may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Funds may realize capital gains or losses in connection with these transactions. Each Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon Fixed-Income Securities

In accordance with its investment practices and policies, each Fund, except the Government Money Market I Fund, may invest in zero coupon fixed-income securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.

Zero coupon fixed-income securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The discount on zero coupon fixed-income securities (“original issue discount”) must be taken into income ratably by a Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

The market prices of zero coupon fixed-income securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon fixed-income securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Custodial receipts issued in connection with zero coupon fixed-income securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

INVESTMENT ADVISER

VALIC serves as investment adviser (“Adviser”) to all the Funds, pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 1, 2002, that was last approved by the Board of Directors on August 1-2, 2016. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average monthly net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts, IRAs and Plans. VALIC is a stock life insurance company and is a wholly-owned subsidiary of AGC Life Insurance Company, which itself is wholly-owned by AIG Life Holdings, Inc. AIG Life

Holdings, Inc. is a wholly-owned subsidiary of SAFG Retirement Services, Inc., which is a wholly-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the Advisory Agreement, VC I retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC I may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC I pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC I include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value).

VC I pays VALIC a monthly fee calculated daily at the following annual percentages of each Fund’s assets:

Fund Name	Advisory Fee Rate
Asset Allocation Fund	0.50% on the first $300 million; 0.475% on the next $200 million; and 0.45% on assets over $500 million.
Blue Chip Growth Fund	0.75% on the first $250 million; 0.725% on the next $250 million; and 0.70% on assets over $500 million.
Broad Cap Value Income Fund	0.70% of the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.55% on assets over $1 billion.
Capital Conservation Fund	0.50% on the first $250 million; 0.45% on next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion.
Core Equity Fund	0.80% on the first $250 million; 0.75% on the next $250 million; 0.70% on the next $500 million; 0.65% on assets over $1 billion.
Dividend Value Fund	0.75% on the first $250 million; 0.72% on the next $250 million; 0.67% on the next $500 million; and 0.62% on assets over $1 billion.
Dynamic Allocation Fund	0.25% on the first $1 billion; 0.22% on the next $1 billion; and 0.20% on assets over $2 billion.
Emerging Economies Fund	0.81% on the first $250 million; 0.76% on the next $250 million; 0.71% on the next $500 million; and 0.66% on assets over $1 billion.
Foreign Value Fund	0.73% on the first $250 million; 0.68% on the next $250 million; 0.63% on the next $500 million; and 0.58% on assets over $1 billion.
Global Real Estate Fund	0.75% on the first $250 million; 0.70% on the next $250 million; and 0.65% on assets over $500 million.
Global Social Awareness Fund	0.50% on the first $500 million; 0.475% on the next $500 million; and 0.45% on assets over $1 billion.
Global Strategy Fund	0.50% on the first $500 million; and 0.46% on assets over $500 million.
Government Money Market I Fund	0.40%
Government Securities Fund	0.50% on the first $250 million; 0.45% on the next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion.
Growth Fund[1]	0.73% on the first $500 million; 0.67% on the next $500 million; 0.64% on the next $500 million; and 0.61% on assets over $1.5 billion.
Growth & Income Fund	0.75% on the first $500 million; and 0.725% on assets over $500 million.

Fund Name	Advisory Fee Rate

Health Sciences Fund[2]	1.00% on the first $500 million; and 0.95% on assets over $500 million.
Inflation Protected Fund	0.50% on the first $250 million; 0.45% on the next $250 million; and 0.40% on assets over $500 million.
International Equities Index Fund	0.35% on the first $500 million; 0.25% on the next $500 million and 0.24% on assets over $1 billion.
International Government Bond Fund	0.50% on the first $250 million; 0.45% on the next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion.
International Growth Fund[3]	0.95% on the first $250 million; 0.90% on the next $250 million; 0.85% on the next $500 million; and 0.80% on assets over $1 billion.
Large Cap Core Fund	0.70% on the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.55% on assets over $1 billion.
Large Capital Growth Fund	0.64% on the first $750 million; and 0.59% on assets over $750 million.
Mid Cap Index Fund	0.35% on the first $500 million; 0.25% on the next $2.5 billion; 0.20% on the next $2 billion; and 0.15% on assets over $5 billion.
Mid Cap Strategic Growth Fund	0.70% on the first $250 million; 0.65% on the next $250 million; and 0.60% on assets over $500 million.
Nasdaq-100® Index Fund	0.40% on the first $250 million; 0.38% on the next $250 million; and 0.36% on assets over $500 million.
Science & Technology Fund	0.90% on the first $500 million; and 0.85% on assets over $500 million.
Small Cap Aggressive Growth Fund	0.85% on the first $250 million; and 0.75% on assets over $250 million.
Small Cap Fund	0.90% on the first $250 million; 0.85% on the next $250 million; 0.80% on the next $500 million; and 0.75% on assets over $1 billion.
Small Cap Index Fund	0.35% on first $500 million; 0.25% on the next $2.5 billion; 0.20% on the next $2 billion; and 0.15% on assets over $5 billion.
Small Cap Special Values Fund	0.75% on the first $500 million; and 0.70% on assets over $500 million.
Small-Mid Growth Fund	0.85% on the first $250 million; and 0.75% on assets over $250 million.
Stock Index Fund	0.35% on the first $500 million; 0.25% on the next $2.5 billion; 0.20% on the next $2 billion; and 0.15% on assets over $5 billion.
Value Fund	0.78% on the first $250 million; 0.73% on the next $250 million; 0.68% on the next $500 million; and 0.63% on assets over $1 billion.
1 Pursuant to an Advisory Fee Waiver Agreement effective February 1, 2016, VALIC has agreed to waive the Fund’s advisory fees in order that such fees equal: (a) 0.68% of the Fund’s average daily net assets on Fund’s first $500 million; 0.62% of the Fund’s average daily net assets on the Fund’s next $500; 0.59% of the Fund’s average daily net assets on the Fund’s next $500 million; and 0.56% of the Fund’s net average daily net assets when the Fund’s assets exceed $1.5 billion.

2 Pursuant to an Advisory Fee Waiver Agreement effective August 17, 2015, VALIC has agreed to waive the Fund’s advisory fees in order that such fees equal: (a) 0.97% of the Fund’s average daily net assets when the Fund’s assets are between $700 million and $750 million; and (b) 0.94% of the Fund’s net average daily net assets when the Fund’s assets exceed $750 million.

3 Pursuant to an Advisory Fee Waiver Agreement effective September 1, 2016, VALIC has agreed to waive the Fund’s advisory fees in order that such fees equal: (a) 0.89% of the Fund’s average daily net assets on Fund’s first $250 million; 0.84% of the Fund’s average daily net assets on the Fund’s next $250; 0.79% of the Fund’s average daily net assets on the Fund’s next $500 million; and 0.74% of the Fund’s net average daily net assets when the Fund’s assets exceed $1 billion.

For the last three fiscal years ended May 31, VALIC received investment advisory fees paid by VC I in the following amounts:

	Investment Advisory Fees Paid for Fiscal Year Ended May 31,
Fund Name	2016	2015	2014

Asset Allocation Fund	$ 833,569	$ 885,643	$ 842,892
Blue Chip Growth Fund	4,594,577	4,650,567	4,084,009
Broad Cap Value Income Fund	393,956	412,974	331,606
Capital Conservation Fund	1,205,202	1,129,099	1,021,753
Core Equity Fund	1,900,202	2,134,397	2,043,763
Dividend Value Fund	4,108,682	4,733,516	4,400,384
Dynamic Allocation Fund	636,626	671,562	441,452
Emerging Economies Fund	4,227,181	5,185,730	5,004,849
Foreign Value Fund	5,681,123	6,679,187	6,581,419
Global Real Estate Fund	3,600,290	3,570,652	2,795,836
Global Social Awareness Fund	1,865,677	2,163,047	1,907,852
Global Strategy Fund	2,277,445	2,616,671	2,545,991
Government Money Market I Fund	1,383,271	1,425,603	1,515,812
Government Securities Fund	752,259	812,610	747,317
Growth Fund*	6,762,856	7,030,743	6,340,715
Growth & Income Fund	853,461	891,214	784,529
Health Sciences Fund**	8,484,791	7,240,044	5,106,119
Inflation Protected Fund	2,173,341	2,302,140	2,111,376
International Equities Index Fund	3,097,584	3,177,660	3,181,934
International Government Bond Fund	826,444	924,393	888,922
International Growth Fund***	4,971,927	5,615,444	5,577,060
Large Cap Core Fund	1,138,144	1,259,729	1,181,047
Large Capital Growth Fund	2,510,831	2,633,881	2,487,135
Mid Cap Index Fund	7,962,548	8,446,473	8,105,084
Mid Cap Strategic Growth Fund	1,766,427	2,053,304	1,999,453
Nasdaq-100® Index Fund	1,257,894	1,183,550	909,028
Science & Technology Fund	8,192,649	8,626,923	7,673,673
Small Cap Aggressive Growth Fund	946,210	897,098	871,240
Small Cap Fund	2,768,492	3,162,600	3,263,986
Small Cap Index Fund	3,023,924	3,254,089	3,206,997
Small Cap Special Values Fund	1,660,922	1,831,229	1,828,034
Small-Mid Growth Fund	1,002,699	1,051,724	1,035,132
Stock Index Fund	10,243,741	11,060,171	10,415,308
Value Fund	831,048	936,098	911,667

* Effective February 1, 2016, VALIC has agreed to waive the Fund’s advisory fees in order that such fees equal: (a) 0.68% of the Fund’s average daily net assets on Fund’s first $500 million; 0.62% of the Fund’s average daily net assets on the Fund’s next $500; 0.59% of the Fund’s average daily net assets on the Fund’s next $500 million; and 0.56% of the Fund’s net average daily net assets when the Fund’s assets exceed $1.5 billion.

** Effective August 17, 2015, VALIC contractually agreed to waive the Health Sciences Fund’s advisory fees in order that such fees equal: (a) 0.97% of the Fund’s average daily net assets when the Fund’s assets are between $700 million and $750 million; and (b) 0.94% of the Fund’s average daily net assets when the Fund’s assets exceed $750 million.

*** Effective September 1, 2016, VALIC has agreed to waive the Fund’s advisory fees in order that such fees equal: (a) 0.89% of the Fund’s average daily net assets on Fund’s first $250 million; 0.84% of the Fund’s average daily net assets on the Fund’s next $250; 0.79% of the Fund’s average daily net assets on the Fund’s next $500 million; and 0.74% of the Fund’s net average daily net assets when the Fund’s assets exceed $1 billion. From February 1, 2016 through August 31, 2016, VALIC agreed to waive the Fund’s advisory fees in order that such fees equaled: (a) 0.92% of the Fund’s average daily net assets on Fund’s first $250 million; 0.87% of the Fund’s average daily net assets on the Fund’s next $250; 0.82% of the Fund’s average daily net assets on the Fund’s next $500 million; and 0.77% of the Fund’s net average daily net assets when the Fund’s assets exceed $1 billion.

VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2017. Annual fund operating expenses shall not include extraordinary expenses, (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business.

Fund	Maximum Fund Expense	Expenses Before Limitation (during fiscal year ended May 31, 2016)

Blue Chip Growth Fund*	0.85%	0.84%
Broad Cap Value Income Fund	0.85%	0.92%
Core Equity Fund	0.80%	0.92%
Dividend Value Fund	0.82%	0.83%
Dynamic Allocation Fund**	0.32%	0.32%
Government Money Market I Fund*+	0.55%	0.51%
Growth & Income Fund	0.85%	0.91%
International Growth Fund	1.01%	1.06%
Nasdaq-100® Index Fund	0.53%	0.56%
Small Cap Aggressive Growth Fund	0.99%	1.01%
Small Cap Fund	0.93%	1.01%
Small-Mid Growth Fund	1.00%	1.00%
Value Fund	0.85%	0.93%

*At May 31, 2016, the expenses were below the expense cap.

** AllianceBernstein currently sweeps excess cash of the Fund into the Government STIF Portfolio, which is a money market fund advised by AllianceBernstein. AllianceBernstein has agreed to a voluntary subadvisory fee waiver for the Fund up to the amount of any advisory fees it receives from the Government STIF Portfolio, in connection with any investment by AllianceBernstein on behalf of the Fund in the Government STIF Portfolio. VALIC has voluntarily agreed to reduce its management fee for the Fund by the amount waived by AllianceBernstein pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by AllianceBernstein and VALIC at any time.

+ VALIC may also voluntarily waive fees and/or reimburse expenses, including to avoid a negative yield on the Government Money Market I Fund. The voluntary waivers and/or reimbursements may be terminated at any time at the option of VALIC. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. There is no guarantee that the Government Money Market I Fund will be able to avoid a negative yield. VALIC voluntarily waived $873,351, $1,308,713 and $1,343,189 of expenses for the Government Money Market I Fund for the periods ended May 31, 2016, 2015 and 2014 ,respectively.

For the last three fiscal years ended May 31, VALIC reimbursed (recouped) the following amounts to the Funds pursuant to contractual expense caps:

Fund Name	Amounts Reimbursed (Recouped) by VALIC For the Fiscal Year Ended May 31,
	2016	2015	2014

Broad Cap Value Income Fund	$39,803	$39,367	$46,417
Core Equity Fund	291,925	323,709	322,616
Dividend Value Fund	75,365	8,605	68,313
Dynamic Allocation Fund	(7,830)	(64)	29,501
Government Money Market I Fund	873,351	1,308,713	1,343,189
Growth Fund	155,123	-	7,865
Growth & Income Fund	67,578	63,563	81,624
Health Sciences Fund	263,890	-	-
International Growth Fund	246,527	296,645	326,856
Nasdaq-100® Index Fund	79,483	29,539	80,195
Small Cap Aggressive Growth Fund	19,667	20,183	25,673
Small Cap Fund	261,177	267,008	305,774
Small-Mid Growth Fund	1,242	-	32,964
Value Fund	90,221	96,636	96,961

The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund’s benefit, and to advise VC I’s Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund’s portfolio transactions or of other arrangements that may benefit any of the Funds or VC I.

Code of Ethics

VC I and VALIC have adopted an Investment Company and Investment Adviser Code of Ethics (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code generally is (1) any trustee, director, officer, general partner or advisory person of VC I or VALIC, (2) any trustee, director, officer or general partner of the underwriter, AIG Capital Services, Inc. (“ACS”), who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for VC I or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC I regarding the purchase or sale of securities, (3) any Supervised Person, as defined below, who has access to non-public information to VALIC’s purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (4) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (5) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A “Supervised Person” means VALIC’s partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC; (ii) initial public offerings; (iii) private placements; (iv) blackout periods; (v) short-term trading profits; and (vi) involvement in outside activities, including but not limited to board memberships of publicly traded companies. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. VALIC reports to the Board on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of VC I or any material violations by Sub-advisers’ access persons involved with the Funds.

Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the VALIC Code. Material violations of a Sub-adviser’s code of ethics by such Sub-adviser’s access persons who are involved with the Funds will be reported to VC I’s Board.

The VALIC Code can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for more information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference room, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

Fund Name	Sub-Adviser Name

Asset Allocation Fund	PineBridge Investments LLC (“PineBridge”)
Blue Chip Growth Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Broad Cap Value Income Fund	Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)
Capital Conservation Fund	PineBridge
Core Equity Fund	BlackRock Investment Management, LLC (“BlackRock”)
Dividend Value Fund	BlackRock and SunAmerica Asset Management, LLC (“SAAMCo”)
Dynamic Allocation Fund	AllianceBernstein, LP (“AllianceBernstein”) and SAAMCo
Emerging Economies Fund	J.P. Morgan Investment Management Inc. (“JPMIM”)
Foreign Value Fund	Templeton Global Advisers Limited (“Templeton Global”)
Global Real Estate Fund	Goldman Sachs Asset Management, L.P. (“GSAM”) and Invesco Advisers, Inc. (“Invesco”) [1]
Global Social Awareness Fund	SAAMCo
Global Strategy Fund	Franklin Advisers, Inc. (“Franklin Advisers”) and Templeton Investment Counsel, LLC (“Templeton Investment”)
Government Money Market I Fund	SAAMCo
Government Securities Fund	JPMIM
Growth Fund	American Century Investment Management, Inc. (“American Century”)
Growth & Income Fund	JPMIM
Health Sciences Fund	T. Rowe Price
Inflation Protected Fund	PineBridge
International Equities Index Fund	SAAMCo
International Government Bond Fund	PineBridge
International Growth Fund	American Century, Invesco and Massachusetts Financial Services Company (“MFS”)
Large Cap Core Fund	Columbia Management Investment Advisers, LLC (“Columbia”)
Large Capital Growth Fund	MFS
Mid Cap Index Fund	SAAMCo
Mid Cap Strategic Growth Fund	Janus Capital Management LLC (“Janus”) Allianz Global Investors U.S., LLC (“AllianzGI”)
Nasdaq-100® Index Fund	SAAMCo
Science & Technology Fund	AllianzGI, T. Rowe Price and Wellington Management Company LLP (“Wellington Management”)
Small Cap Aggressive Growth Fund	Victory Capital Management Inc. (“Victory Capital”)
Small Cap Fund	Bridgeway Capital Management, Inc. (“Bridgeway”), Invesco and T. Rowe Price
Small Cap Index Fund	SAAMCo
Small Cap Special Values Fund	Wells Capital Management Incorporated (“WellsCap”)
Small-Mid Growth Fund	GSAM
Stock Index Fund	SAAMCo
Value Fund	Wellington Management

AllianceBernstein is an indirect majority-owned subsidiary of AXA Financial, Inc. AllianzGI is a direct wholly-owned subsidiary of Allianz Global Investors U.S. Holdings LLC, which in turn is directly owned by Allianz Asset Management of America L.P. and indirectly by Allianz SE. American Century is a direct subsidiary of American Century Companies, Inc. BHMS is a subsidiary of OM Asset Management Plc, an NYSE listed company. BlackRock is a subsidiary of BlackRock, Inc., a global investment manager. BlackRock, Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. As of June 30, 2016, The PNC Financial Services Group, Inc. owned 22% of BlackRock, Inc. and institutional investors, employers and the public held economic interest of 78%. Bridgeway is a privately-owned Texas corporation that is majority owned by John Montgomery. Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as “Franklin Templeton Investments”). GSAM is a direct and wholly-owned subsidiary of The Goldman Sachs Group, Inc. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd. Janus Capital Group Inc. owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). PineBridge is a wholly owned subsidiary of PineBridge Investments Holdings US LLC, which is a wholly

1 Effective October 1, 2015, Invesco Asset Management Limited (“IAML”) became a sub-subadviser with respect to the portion of the Global Real Estate Fund sub-advised by Invesco.

owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group (“PCG”), an Asian-based private investment group. PCG is majority owned by Mr. Richard Li Tzar Kai. SAAMCo is an indirect wholly-owned subsidiary of AIG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton Global and Templeton Investment are wholly owned subsidiaries of Franklin Templeton Investments. Victory Capital is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by Victory Capital employees and a limited number of outside investors. Wellington Management is a Delaware limited liability partnership. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A, which in turn is indirectly wholly owned by Wells Fargo & Company, a publicly listed company.

Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC’s oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2016, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:

Fund Name	Aggregate Sub-Advisory Fee Rate

Asset Allocation Fund	0.25%
Blue Chip Growth Fund	0.38%
Broad Cap Value Income Fund	0.48%
Capital Conservation Fund	0.24%
Core Equity Fund	0.35%
Dividend Value Fund	0.35%
Dynamic Allocation Fund	0.10%
Emerging Economies Fund	0.44%
Foreign Value Fund	0.40%
Global Real Estate Fund	0.50%
Global Social Awareness Fund	0.25%
Global Strategy Fund	0.40%
Government Money Market I Fund	0.08%
Government Securities Fund	0.22%
Growth Fund	0.38%
Growth & Income Fund	0.25%
Health Sciences Fund	0.52%
Inflation Protected Fund	0.23%
International Equities Index Fund	0.10%
International Government Bond Fund	0.25%
International Growth Fund	0.55%
Large Cap Core Fund	0.37%
Large Capital Growth Fund	0.37%
Mid Cap Index Fund	0.02%
Mid Cap Strategic Growth Fund	0.43%
Nasdaq-100® Index Fund	0.15%
Science & Technology Fund	0.59%
Small Cap Aggressive Growth Fund	0.55%
Small Cap Fund	0.58%
Small Cap Index Fund	0.02%
Small Cap Special Values Fund	0.56%
Small-Mid Growth Fund	0.54%
Stock Index Fund	0.01%
Value Fund	0.40%

For the last three fiscal years ended May 31, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.

Fund	Sub-Adviser	2016	2015	2014
Asset Allocation Fund	PineBridge	$416,784	$442,822	$421,446
Blue Chip Growth Fund	T. Rowe Price	2,391,030	2,419,034	2,135,661
Broad Cap Value Income Fund	BHMS	269,479	278,988	238,303
Capital Conservation Fund	PineBridge	582,223	551,401	506,819
Core Equity Fund	BlackRock	831,261	933,247	893,942
Dividend Value Fund	BlackRock	1,156,991	1,368,811	1,277,271
	SAAMCo	797,868	894,157	820,717
Dynamic Allocation Fund	AllianceBernstein	98,831	93,124	52,834
	SAAMCo	144,423	152,196	100,382
Emerging Economies Fund[1]	JPMIM	2,396,507	2,935,271	2,833,366
Foreign Value Fund	Templeton Global	3,332,845	3,894,784	3,836,937
Global Real Estate Fund	GSAM	1,481,908	1,510,956	1,235,472
	Invesco	1,014,556	971,374	706,125
Global Social Awareness Fund[10]	SAAMCo	932,839	1,035,966	-
	PineBridge	-	45,557	953,926
Global Strategy Fund	Franklin Advisers	650,546	670,482	690,014
	Templeton Investment	1,171,311	1,420,897	1,345,072
Government Money Market I Fund	SAAMCo	276,652	285,120	303,162
Government Securities Fund[2]	JPMIM	337,079	356,283	309,666
	SAAMCo	-	-	29,179
Growth Fund	American Century	3,713,959	4,215,674	3,806,420
Growth & Income Fund[7]	JPMIM	284,487	297,073	190,551
	SAAMCo	-	-	70,959
Health Sciences Fund	T. Rowe Price	4,487,677	4,296,867	3,056,945
Inflation Protected Fund	PineBridge	1,035,372	1,092,515	1,007,834
International Equities Index Fund[10]	SAAMCo	1,035,863	1,018,745	-
	PineBridge	-	47,706	1,068,183
International Government Bond Fund	PineBridge	413,102	462,196	444,461
International Growth Fund	American Century	1,528,999	1,865,385	1,878,419
	Invesco	761,722	868,098	835,615
	MFS	702,975	826,689	823,022
Large Cap Core Fund[3]	Columbia	603,423	659,874	623,343
Large Capital Growth Fund[8]	Invesco	-	-	232,634
	MFS	1,435,610	1,502,903	1,024,979
	SAAMCo	-	-	228,006
Mid Cap Index Fund[4]	SAAMCo	615,250	659,750	626,656
Mid Cap Strategic Growth Fund[5]	AllianzGI	439,277	508,296	483,835
	Janus	289,588	-	-
	MSIM	377,709	826,683	813,864
Nasdaq-100® Index Fund[4]	SAAMCo	463,227	437,793	340,899
Science & Technology Fund	AllianzGI	2,257,440	2,388,647	2,143,193
	T. Rowe Price	1,785,032	1,903,346	1,685,998
	Wellington Management	1,457,586	1,505,108	1,330,040
Small Cap Aggressive Growth Fund[6]	RS Investments	612,254	580,475	563,744
Small Cap Fund	Bridgeway	209,881	244,640	250,499
	Invesco	1,019,354	1,177,693	1,247,542
	T. Rowe Price	560,272	633,611	623,570
Small Cap Index Fund[4]	SAAMCo	216,913	235,326	231,560
Small Cap Special Values Fund[11]	Dreman	247,741	538,648	563,304
	WellsCap	1,000,829	871,948	849,270

Fund	Sub-Adviser	2016	2015	2014
Small-Mid Growth Fund[9]	Century Capital	-	-	66,997
	GSAM	639,783	668,661	526,188
	WellsCap	-	-	79,272
Stock Index Fund[4]	SAAMCo	612,186	653,008	620,765
Value Fund	Wellington Management	426,179	480,052	467,521

1

Effective October 1, 2011, the name of the Global Equity Fund changed to the Emerging Economies Fund and JPMIM assumed sub-advisory duties of the Fund replacing BlackRock Financial Management, Inc. (“BFM”). In addition, effective September 14, 2009 BFM assumed sub-advisory duties of the Fund replacing Putnam Investment Management, LLC (“Putnam”) as Sub-adviser.

2	Effective August 5, 2013, SAAMCo was terminated and JPMIM assumed sub-advisory duties of the Government Securities Fund.
3	Effective November 14, 2011, Columbia assumed sub-advisory duties of the Large Cap Core Fund replacing WellsCap as Sub-adviser.

4	Effective December 1, 2009, relating to Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund, SAAMCo replaced PineBridge as Sub-adviser.

5

Effective March 14, 2011, AllianzGI was added as a co-Sub-adviser of the Mid Cap Strategic Growth Fund replacing PineBridge as Sub-adviser. In addition, effective December 7, 2015, Janus assumed sub-advisory duties of the Fund replacing MSIM as Sub-adviser.

6

Effective August 22, 2011, RS Investment Management Co. LLC (“RS Investments”) assumed sub-advisory duties of the Small Cap Aggressive Growth Fund replacing WellsCap as Sub-adviser. RS Investments was acquired by Victory Capital Management Inc. (“Victory Capital”) in 2016.

7	Effective September 16, 2013, JPMIM assumed sub-advisory duties of the Growth & Income Fund replacing SAAMCo as Sub-adviser.
8	Effective September 16, 2013, MFS assumed sub-advisory duties of the Large Capital Growth Fund replacing SAAMCo and Invesco as Sub-advisers.
9	Effective August 19, 2013, GSAM assumed sub-advisory duties of the Small-Mid Growth Fund replacing Century Capital Management, LLC and WellsCap as Sub-advisers.
10

Effective June 16, 2014, SAAMCo assumed sub-advisory duties of the Global Social Awareness Fund and International Equities Index Fund (formerly, International Equities Fund) replacing PineBridge as Sub-adviser.

11	Dreman ceased to be a Sub-Adviser to the Fund on December 7, 2015.

For the last three fiscal years ended May 31, VALIC retained the following amounts after the payment of sub-advisory fees:

	Fees Retained by VALIC for Fiscal Year Ended May 31,
Fund Name	2016	2015	2014
Asset Allocation Fund	$ 416,785	$442,821	$421,446
Blue Chip Growth Fund	2,203,547	2,231,533	1,948,348
Broad Cap Value Income Fund	124,477	133,986	93,303
Capital Conservation Fund	622,979	577,698	514,934
Core Equity Fund	1,068,941	1,201,150	1,149,821
Dividend Value Fund	2,153,823	2,470,548	2,302,396
Dynamic Allocation Fund	393,372	426,242	288,236
Emerging Economies Fund	1,830,674	2,250,459	2,171,483
Foreign Value Fund	2,348,278	2,784,403	2,744,482
Global Real Estate Fund	1,103,826	1,088,322	854,239
Global Social Awareness Fund	932,838	1,081,524	953,926
Global Strategy Fund	455,588	525,292	510,905
Government Money Market I Fund	1,106,619	1,140,483	1,212,650
Government Securities Fund	415,180	456,327	408,472
Growth Fund	3,048,897	2,815,069	2,534,295
Growth & Income Fund	568,974	594,141	523,019
Health Sciences Fund	3,997,114	2,943,177	2,049,174
Inflation Protected Fund	1,137,969	1,209,625	1,103,542
International Equities Index Fund	2,061,721	2,111,209	2,113,751
International Government Bond Fund	413,342	462,197	444,461
International Growth Fund	1,978,231	2,055,272	2,040,004
Large Cap Core Fund	534,721	599,855	557,704
Large Capital Growth Fund	1,075,221	1,130,978	1,001,516
Mid Cap Index Fund	7,347,298	7,786,723	7,478,428
Mid Cap Strategic Growth Fund	669,853	718,325	701,754
Nasdaq-100® Index Fund	794,667	745,757	568,129
Science & Technology Fund	2,692,591	2,829,822	2,514,442
Small Cap Aggressive Growth Fund	333,956	316,623	307,496
Small Cap Fund	978,985	1,106,656	1,142,375
Small Cap Index Fund	2,807,011	3,018,763	2,975,437
Small Cap Special Values Fund	412,352	420,633	415,460
Small-Mid Growth Fund	362,916	383,063	362,675
Stock Index Fund	9,631,555	10,407,163	9,794,543
Value Fund	404,869	456,046	444,146

SERVICE AGREEMENTS

Amended and Restated Administrative Services Agreement

VC I has entered into an Amended and Restated Administrative Services Agreement (“Administrative Services Agreement”) with SAAMCo on behalf of all Funds to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual reports to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds.

Pursuant to the Administrative Services Agreement, VC I pays SAAMCo an annual fee of 0.06% based on average daily net assets plus an accounting basis point fee.1 These fees are paid directly by the Funds. For the last three fiscal years ended May 31, the Funds paid SAAMCo the following administrative services fees under the Administrative Services Agreement.

Fund Name	2016	2015	2014
Asset Allocation Fund	$112,532	$119,562	$115,153
Blue Chip Growth Fund	424,969	430,367	380,005
Broad Cap Value Income Fund	37,989	39,823	32,342
Capital Conservation Fund	162,750	152,549	139,797
Core Equity Fund	160,435	180,848	174,829
Dividend Value Fund	381,203	444,142	415,516
Dynamic Allocation Fund	32,626	34,562	22,587
Emerging Economies Fund	366,442	457,358	445,751
Foreign Value Fund	568,513	676,887	673,446
Global Real Estate Fund	335,429	332,859	260,711
Global Social Awareness Fund	251,866	292,011	260,184
Global Strategy Fund	307,520	354,634	348,792
Government Money Market I Fund	233,427	240,571	258,999
Government Securities Fund	101,555	109,702	101,995
Growth Fund	651,267	678,542	615,516
Growth & Income Fund	76,811	80,209	71,420
Health Sciences Fund	585,104	496,661	349,483
Inflation Protected Fund	307,251	326,614	301,588
International Equities Index Fund	702,774	725,044	734,720
International Government Bond Fund	111,570	124,793	121,466
International Growth Fund	365,107	416,153	418,142
Large Cap Core Fund	109,749	121,474	115,246
Large Capital Growth Fund	264,814	277,792	265,421
Mid Cap Index Fund	2,025,840	2,176,030	2,088,902
Mid Cap Strategic Growth Fund	171,773	200,247	196,878
Nasdaq-100® Index Fund	214,560	201,354	155,128
Science & Technology Fund	630,740	665,226	596,181
Small Cap Aggressive Growth Fund	75,140	71,240	69,949

Fund Name	2016	2015	2014
Small Cap Fund	209,928	241,221	252,273
Small Cap Index Fund	681,460	743,604	739,370
Small Cap Special Values Fund	149,483	164,811	166,457
Small-Mid Growth Fund	79,626	83,519	83,162
Stock Index Fund	2,782,263	3,057,808	2,873,705
Value Fund	71,918	81,008	79,842

1 Annual fee of 6 basis points based upon each Fund’s average daily net assets, plus the following Accounting Basis Point Fee:

Accounting Basis Point Fee (Fund complex)†
Net Assets Per Fund	Basis Points
First $75 Billion Next $25 Billion Excess	0.75 0.60 0.50

†Accounting Basis Point Fee is calculated based upon all assets in all registered management investment companies managed and/or administered by the Administrator and The Variable Annuity Life Insurance Company, other than “Funds-of-Funds” and “Feeder Funds.” The Dynamic Allocation Fund shall pay SAAMCo an Accounting Basis Point Fee solely with respect the Overlay Component and no fee with respect to the Fund-of-Funds Component.

Master Transfer Agency and Service Agreement

Effective September 1, 2014, VC I entered into a Transfer Agency Agreement (the “TA Agreement”) with VALIC Retirement Services Company (“VRSCO”), an affiliate of VALIC located at 2929 Allen Parkway, Houston, Texas 77019, pursuant to which VRSCO provides transfer agency services to the Funds, including shareholder servicing and dividend disbursement services. Prior to September 1, 2014, VALIC provided transfer agency services to the Funds pursuant to a Master Transfer Agency and Service Agreement.

For the last three fiscal years ended May 31, the Funds paid VRSCO and/or VALIC the following transfer agency fees under the then current Agreement.

Fund Name	2016	2015	2014
Asset Allocation Fund	$1,049	$1,175	$1,215
Blue Chip Growth Fund	2,798	3,122	3,111
Broad Cap Value Income Fund	1,399	1,561	1,561
Capital Conservation Fund	2,481	2,436	2,751
Core Equity Fund	1,049	1,174	1,203
Dividend Value Fund	2,417	3,122	3,111
Dynamic Allocation Fund	708	639	597
Emerging Economies Fund	3,113	3,751	3,098
Foreign Value Fund	2,807	3,046	2,714
Global Real Estate Fund	2,449	2,731	2,714
Global Social Awareness Fund	2,068	1,955	1,997
Global Strategy Fund	1,049	1,172	1,178
Government Money Market I Fund	4,166	4,886	5,706
Government Securities Fund	3,148	3,512	3,508
Growth Fund	1,749	1,957	1,906
Growth & Income Fund	2,099	2,340	2,318
Health Sciences Fund	1,399	1,568	1,637
Inflation Protected Fund	2,448	2,801	2,342
International Equities Index Fund	4,742	4,410	5,147
International Government Bond Fund	2,157	2,148	1,586
International Growth Fund	2,449	2,731	2,714
Large Cap Core Fund	1,399	1,561	1,561
Large Capital Growth Fund	1,791	1,712	1,562
Mid Cap Index Fund	6,141	6,046	6,413
Mid Cap Strategic Growth Fund	2,448	2,868	2,343
Nasdaq-100® Index Fund	4,283	4,273	4,380
Science & Technology Fund	4,578	4,942	5,086
Small Cap Aggressive Growth Fund	1,049	1,172	1,178
Small Cap Fund	1,049	1,174	1,203

Fund Name	2016	2015	2014
Small Cap Index Fund	5,625	5,605	6,017
Small Cap Special Values Fund	2,099	2,341	2,331
Small-Mid Growth Fund	1,049	1,172	1,178
Stock Index Fund	6,935	7,149	7,962
Value Fund	2,449	2,731	2,714

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2016, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

			Other Accounts (As of May 31, 2016)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Fund	Advisers/ Sub-adviser	Portfolio Manager	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)

Asset Allocation Fund	PineBridge	Faraday, Kate	1	165	13	2,578	5	4,748
		Kelly, Michael J.	8	2,566	10	1,744	30	9,712
		Aragon, Jose R.	5	1,902	4	1,173	1	61
		Vanden Assem, Robert Sharma,	10	3,884	63	3,823	42	11,996
		Agam	2	237	3	1,446	1	174
Blue Chip Growth Fund	T. Rowe Price	Puglia, Larry J.	10	42,801.5	5	4,740.8	18	5,230.3
Broad Cap Value Income Fund	BHMS	Giambrone, Mark[1],[2]	6 (1)	3,535.7 (2,739.4)	3	351.8	40	3.972.6
		Nayfa, Michael[2]	2	621.4	1	8.4	8	624.1
		Pelzel, Terry[2]	2	621.4	1	8.4	8	624.1
Capital Conservation	PineBridge	Burns, Dana G.	5	2,737	5	1,462	25	9,496
Fund		Vanden Assem, Robert	10	3,884	63	3,823	42	11,996
Core Equity Fund	BlackRock	Stournaras, Peter	12	6,800	7	1,156	1	5.75
		Geer, Bartlett	9	8,233	4	2,687	0	0
		King, Carrie	9	8,233	4	2,687	0	0
Dividend Value Fund	BlackRock	Shearer,Robert M.	12	26,072	6	1,741	2	433.8
		Cassese, David J.	11	24,360	1	1,123	2	433.8
		DeSpirito, Tony	10	24,910	5	1,567	2	433.8
	SAAMCo	Pettee, Timothy	6	11,968	0	0	0	0
		Sheridan, Andrew	19	23,877	0	0	0	0
		Campion, Timothy	22	25,188	0	0	0	0
Dynamic Allocation Fund	SAAMCo	Loeffler, Douglas A.	8	15,865	-	-	-	-
	AllianceBernstein	Lisser, Joshua	29	21,113	48	6,668	72	28,613
		Sklar, Benjamin	29	21,113	48	6,668	66	28,471
Emerging Economies Fund	JPMIM	Arora, Anuj	8	1,879.65	20 (4)	5,541.78 (1,643.87)	17 (3)	4,044.29 (388.82)
		Iwanicki, George	8	1,879.65	7 (1)	2,133.13 (1,488.62)	6	2,003.86
Foreign Value Fund	Templeton	Scott, Tucker	10	29,866.6	4	8,804.6	2	146.1
	Global	Boersma, Norman	11	29,851.8	13	11,858.3	6	880.0
		Heather, Arnold	10	29,843.1	13	12,458.8	19[3]	3,315.8
Global Real Estate Fund	Invesco[4]	Blackburn, Mark	11	8,511.6	5	1,376.7	38	18,180.4
		Cowen, James	10	8,485.2	5	1,376.7	38	18,180.4
		Curbo, Paul	11	8,511.6	5	1,376.7	38	18,180.4
		Rodriguez, Jr., Joe	11	8,511.6	5	1,376.7	38	18,180.4
		Turner, Darin	11	8,511.6	5	1,376.7	38	18,180.4
		Wang, Ping-Ying	11	8,511.6	5	1,376.7	38	18,180.4
	GSAM	Lee, Frankie Chun Wah	3	602	3	163	7	237

1 Mr. Giambrone is a member of teams managing 65 other accounts and $14.2 billion in assets for the large cap value and mid cap value strategies. Performance-based advisory fee accounts and assets are noted in parenthesis.

2 Mssers. Giambrone, Nayfa and Pelzel are members of a team managing 31 other accounts and $3.8 billion in assets for the diversified large cap value strategy.

3 Of these accounts, Heather Arnold manages four other accounts with assets of $244.2 million that pays fees based upon performance.

4 The other accounts amount includes 1 fund that pays performance-based fees with $505.8 million in total assets under management.

			Other Accounts (As of May 31, 2016)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Fund	Advisers/ Sub-adviser	Portfolio Manager	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
Global Social	SAAMCo	Campion, Timothy	22	25,047	0	0	0	0
Awareness Fund		Murphy, Kara	2	934	0	0	0	0
		Bayar, Jane	14	12,659	0	0	0	0
Global Strategy Fund	Templeton	Nori, Peter A.	12	14,053.4	3	2,184.4	40[1]	7,025.7
	Investment	Waddell, Heather	3	1,965.6	8	1,959.1	32	3,839.4
		Docal, Antonio T.	7	8,884.1	2	1,002.3	12	2,096.3
	Franklin	Hasenstab, Michael	17	$65,785.8	40[2]	$67,737.2	19[2]	$6,264.0
	Advisers	Zhu, Christine	7	$4,121.3	14[3]	$4,849.8	9[4]	$2,204.8
Government Money Market I Fund	SAAMCo	Doulos, Andrew	3	1,075	0	0	0	0
Government Securities	JPMIM	Manning, Robert	3	4,314.72	0	0	36	5,766.36
Fund		Sais, Michael	4	7,073.16	2	873.95	10 (3)	3,027.64 (1,298.15)
Growth Fund	American	Bourke, Jeffrey	2	8,343	0	0	0	0
	Century	Brown, Justin	5	9,054	2	265.1	3	947.0
		Gandhi, Rajesh	6	3,352	10	2,089	12	2,333
		Gendelman, James G.	6	3,352	10	2,089	12	2,333
		Lee, Keith	3	10,727	0	0	1	101.4
		LeGard, E.A. Prescott	7	11,232	2	219.5	6	1,317
		Li, Michael	3	10,727	0	0	1	101.4
		Long, Yulin	5	$1,334	1	$64.6	1	$4,689
		Pang, Lynette	4	$2,004	1	$41.7	0	0
		Weiss, Richard	30	23,472	33	5,735	5	321.4
		Wilson, Scott	30	23,472	33	5,735	5	321.4
		Woodhams, Gregory J.	6	9,069	2	265.1	3	947.0
Growth & Income	JPMIM	Snyder, Tim	13	3,385.34	3	1,802.87	16 (2)	10,396.89 (1,333.45)
Fund		Zingone, Raffaele	26	13,508.22	3	1,545,62	21 (4)	12,095.7 (4,292.7)
Health Sciences Fund	T. Rowe Price	Bakri, Ziad	5	13,866.7	0	0	1	114.5
Inflation Protected	PineBridge	Vanden Assem, Robert	10	3,884	63	3,823	42	11,996
Fund		Agrawal, Amit	4	961	8	164	3	4,522
International Equities	SAAMCo	Campion, Timothy	22	24,432	0	0	0	0
Index Fund		Bayar, Jane	14	12,404	0	0	0	0
		Sheridan, Andrew	19	23,121	0	0	0	0
International	PineBridge	Faergemann, Anders	3	1,357	12	3,015	4	393
Government Bond Fund		Savin, Dmitri	4	393	12	3,015	1	201
International Growth	Invesco[4]	Olsson, Clas	9	15,955.5	11	3,469.1	11,046	5,066.4
Fund		Jason, Mark	11	17,675.7	4	2,043.7	11,046	5,066.4

1 Of these accounts, Peter Nori manages one other account with assets of $212.0 million that pays fees based upon performance.

2 Of these accounts, Michael Hasenstab manages two pooled accounts with assets of $300.3 million and two other accounts with assets of $2,043.9 million that pay fees based upon performance.

3 Of these accounts, Christine Zhu manages two pooled accounts with assets of $300.3 million and one other account with assets of $442.7 million that pay fees based upon performance.

4 The other accounts are of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

			Other Accounts (As of May 31, 2016)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Fund	Advisers/ Sub-adviser	Portfolio Manager	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
		Dennis, Matthew	10	16,316.1	7	2,782.7	11,046	5,066.4
		Bates, Brent	10	17,315.1	3	1,959.9	11,046	5,066.4
		Nield, Richard	9	15,955.5	10	3,457.2	11,046	5,066.4
	American	Gandhi, Rajesh	5	3,105	10	2,089	12	2,333
	Century	Gendelman, James G.	5	3,105	10	2,089	12	2,333
	MFS	Ling, Daniel	13	14,717	5	2,412	34	7,017
		Benzinho, Filipe M.G.	13	14,717	5	2,412	34	7,017
		Smith, Marcus L.[1]	13	14,717	5	2,412	34	7,017
Large Cap Core Fund	Columbia	Pope, Guy W.	10	16,124	7	1,362	49	4,447
Large Capital Growth Fund	MFS	Constantino, Jeffrey C.	7	7,883	5	1,066	13	2,341
Mid Cap Index Fund	SAAMCo	Campion, Timothy	22	22,443	0	0	0	0
		Bayar, Jane	14	10,054	0	0	0	0
		Sheridan, Andrew	19	21,132	0	0	0	0
Mid Cap Strategic	AllianzGI	Klopukh, Steven	1	291	0	0	1	780
Growth Fund		McCarthy, Tim M.	1	291	0	0	1	780
	Janus	Demain, Brian	3	9,479.98	0	0	6	781.33
		Wheaton, Cody	0	0	0	0	0	0
Nasdaq-100® Index	SAAMCo	Campion, Timothy	22	25,104	0	0	0	0
Fund		Bayar, Jane	14	12,716	0	0	0	0
		Sheridan, Andrew	19	23,794	0	0	0	0
Science & Technology Fund	T. Rowe Price	Allen, Kennard W.	3	4,178.5	0	0	0	0

	AllianzGI	Price, Jr., Walter C.	5	2,470	4	626	2	930
		Chen, Huachen	5	2,470	4	626	2	930
	Wellington	Averill, John F.	12	821	32 (3)	964 (370)	61 (8)	1,872 (272)
	Management	Glazer, Bruce L.	9	594	30 (3)	901 (515)	65 (10)	1,264 (195)
		Killian, Anita M.	4 (1)	195 (10)	18 (1)	92 (19)	29 (8)	495 (89)
		Masdea, Michael T.	8	164	25 (4)	351 (211)	57 (8)	550 (80)
Small Cap Aggressive	Victory	Bishop, Stephen J.	11	4,951	0	0	8 (2)	439 (87)
Growth Fund	Capital	Chadwick-Dunn, Melissa	10	4,815	0	0	8 (2)	439 (87)
		Tracy, D. Scott	10	4,815	0	0	9 (2)	440 (87)
		Clark, Christopher W.	10	4,815	0	0	8 (2)	439 (87)
Small Cap Fund	Invesco	Ellis, Juliet	12	7,927.3	0	0	6	841.7
		Hartsfield, Juan	12	7,927.3	1	275.3	6	841.7
		Paddock, Davis	5	2,053.3	0	0	5	727.2
	Bridgeway	Montgomery, John N.R.	16	6,126.8	1	33	21	290.2
		Khoziaeva, Elena	16	6,126.8	1	33	21	290.2
		Whipple, Michael	16	6,126.8	1	33	21	290.2
		Wang, Christine L.	5	2,019.0	0	0	2	4.7

1 As of April 1, 2017, Marcus L. Smith will no longer be a portfolio manager of the Fund.

			Other Accounts (As of May 31, 2016)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Fund	Advisers/ Sub-adviser	Portfolio Manager	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
	T. Rowe Price	Alonso, Frank M.	03	0	1	808.6	0	0
Small Cap Index Fund	SAAMCo	Campion, Timothy	22	24,438	0	0	0	0
		Bayar, Jane	14	12,050	0	0	0	0
		Sheridan, Andrew	19	23,127	0	0	0	0
Small Cap Special					-	-
Values Fund					-	-
					-	-
					-	-
	WellsCap	Tringas, James M.	7	5,727	0	0	11	263
		Rifkin, Robert	5	1,765	0	0	3	71
		VanCronkhite, Bryant	7	5,727	0	0	11	263
Small-Mid Growth Fund	GSAM	Barry, Steve M.	18	10,370	9	3,119	58 (5)	6,933 (260)
		Zimmerman, Daniel	2	2,837	0	0	0	0
Stock Index Fund	SAAMCo	Campion, Timothy	22	21.296	0	0	0	0
		Bayar, Jane	14	8,908	0	0	0	0
		Sheridan, Andrew	19	19,986	0	0	0	0
Value Fund	Wellington Management	Grimes, Karen H.	9	13,662	2	102	3 (1)	384 (330)

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•

Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, VALIC or a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds, VALIC and the Sub-adviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Funds, VALIC and Sub-adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time.    The Portfolio Managers’ management of the Funds and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Fund or to certain Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and/or a Sub-adviser, as the case may be, seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser and Sub-advisers do not track the time a Portfolio Manager spends on the Fund or a single Other Client Account, they do periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers.

•

Personal Trading by Portfolio Managers.    The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers’ and Sub-advisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Sub-advisers’ Codes of Ethics will eliminate such conflicts.

Other than the conflicts described above and in the sections below, VC I is not aware of any material conflicts that may arise in the connection with each Portfolio Manager’s management of the Funds’ investments and such Other Accounts. We believe the Sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as Portfolio Managers and treat every Fund they sub-advise fairly and equitably over time.

Compensation

Pursuant to the Sub-advisory Agreements, each Sub-adviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Sub-adviser, is described below.

AllianceBernstein

Compensation

AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods— with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). This may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

AllianzGI

AllianzGI acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay. The primary components of compensation are the base salary and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

Base Salary

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.

Discretionary Variable Compensation

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals typically will be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect.

The deferred component of the discretionary variable compensation consists of a Long-Term Incentive Program Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50%/50% between the LTIPA and a Deferral into Funds program (DIF), which enables employees to invest in AllianzGI’s investment strategies. Deferral rates increase in line with the amount of variable compensation and can reach up to 42%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

American Century

Compensation.

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of November 30, 2015, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century Investments mutual funds. This is the case for the Growth Fund and International Growth Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of International Growth, the Growth sleeve of Growth, and the Global Growth sleeve of Growth are not separately considered in determining portfolio manager compensation.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Growth Fund and International Growth Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). The performance of the International Growth Fund and each of the four strategies of the Growth Fund (i.e., Growth, U.S. Premier Large Cap Growth, Disciplined Growth and International Growth) are not separately considered in determining portfolio manager compensation.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Potential Conflicts of Interest.

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, U. S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income, and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, disciplined equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century‘s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

BHMS

Compensation.

In addition to base salary, all Portfolio Managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and Portfolio Managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to distinct accounts managed by a Portfolio Manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of Portfolio Managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a Portfolio Manager and Portfolio Managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Sub-adviser will increase over time, if and when assets continue to grow through competitive performance. Lastly, many key investment personnel have a long-term incentive compensation plan in the form of an equity interest in BHMS.

Conflicts of Interest.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account including mutual fund or private commingled fund accounts. BHMS manages potential conflicts between Funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties, to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. BHMS’ investment management and trading policies are designed to address potential conflicts in situations wherein two or more funds or accounts participate in investment decisions involving the same securities.

BHMS’ proxy voting policy is designed to address potential conflicts in situations where the Firm invests in equity securities of corporations who are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

• Making voting decisions for the benefit of the shareholder(s), our clients;

• Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and

• Documenting the votes of companies who are also clients of the Firm.

If a material conflict of interest exists, the proxy coordinators will determine whether it is appropriate to disclose the conflict to the affected clients and give the clients an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

BlackRock

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. Mr. DeSpirito’s compensation has been guaranteed during his first year of employment.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
David Cassese Tony DeSpirito Bob Shearer	Lipper Equity Income and Lipper Global Natural Resources Classifications
Bartlett Geer Carrie King	Lipper Large Cap Value Fund Classification
Peter Stournaras	Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.    In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Bridgeway

Compensation.

The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “Partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of Bridgeway’s investment management team, including John Montgomery, participate in a compensation program that includes base salary that is fixed annually, bonus and long-term compensation. Each member’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work and leadership. Profit sharing bonuses are driven by company performance versus publicly traded peers and/or company profit goals, and an assessment of individual execution of responsibilities related to goals, integrity, team work and leadership. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) tax rates.

Finally, all investment management team members participate in long-term compensation programs including a 401(k) Plan and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s Partners) participate in an Employee Stock Ownership Program (“ESOP”) or Phantom Stock Program of Bridgeway or both. The value of this ownership is a function of the profitability and growth of Bridgeway. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, Mr. Montgomery does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of Bridgeway. However, by policy of Bridgeway, John Montgomery may only receive distributions from Bridgeway in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities to more than one fund or other account. Bridgeway has adopted certain policies and procedures that are designed to detect, prevent, or mitigate conflicts or potential conflicts of interest that may arise. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Columbia

Structure of Compensation.

Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of mutual funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds.

Employees have the option of selecting from various Columbia mutual funds for their deferral account; however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Conflicts of Interest.

Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. Columbia has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to Columbia’s Code of Ethics and certain limited exceptions, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the funds the manage for Columbia.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. In addition, although Columbia has entered into a personnel sharing arrangement with Threadneedle, the Columbia and Threadneedle maintain separate trading operations for their clients. By maintaining separate trading operations in this manner, the funds may forego certain opportunities including the aggregation of trades across certain accounts managed by Threadneedle. This could result in the funds competing in the market with one or more accounts managed by Threadneedle for similar trades. In addition, it is possible that the separate trading desks of Columbia and Threadneedle may be on opposite sides of a trade execution for a fund at the same time.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia has adopted compliance procedures that provide that any transactions between a fund and another account managed by Columbia are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which Columbia’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of Columbia and its affiliates.

Franklin Adviser, Templeton Global and Templeton Investments

Conflicts.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

●            Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

●            Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

●            Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

●            Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

GSAM

Compensation.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for the Global Real Estate Fund (GSAM sleeve) is the FTSE EPRA/NAREIT Developed Index (Ex US). The benchmark for the Small-Mid Growth Fund is the Russell 2500 Growth.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest.

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.

For a more detailed description of potential conflicts of interest, please refer to Item 11 – Code of Ethics, Participation or Interest in Client Transactions and Personal Trading in GSAM’s Form ADV Part 2.

Invesco

Compensation.

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

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Base salary.  Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

Annual bonus.    The Portfolio Managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each Portfolio Manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Portfolio Manager as described in the table below.

Sub-Advisor	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group
Invesco– Invesco Real Estate[3]	N/A

1 Rolling time periods based on calendar year-end.

2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the Portfolio Manager at the time the award is granted.

3 Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

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Deferred / Long-Term compensation.  Portfolio Managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred / long-term equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees.

Potential Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢           The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

➢           If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢           Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

➢           Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco and the Invesco Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Janus

Conflicts of Interest

The portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus may vary among these accounts. Janus or an affiliate may also provide seed capital to one or more of these accounts.

In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund. Certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Portfolio Manager Compensation

The portfolio managers are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pretax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consist of a mixture of Janus Capital Group Inc. restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager. A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with Janus Capital Group Inc.’s Executive Income Deferral Program.

JPMIM

Compensation.

JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMIM manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMIM’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMIM’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMIM has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMIM’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Conflicts of Interest.

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

MFS

Potential Conflicts of Interest.

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Funds and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Funds may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocation may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation.

Portfolio manager compensation is reviewed annually. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary  –  Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus  –  Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). The following benchmarks were used to measure the following portfolio managers’ performance for the following Funds:

International Growth Fund

Filipe M.G. Benzinho, Daniel Ling and Marcus L. Smith: MSCI EAFE (Europe, Australasia, Far East) Index (net div)

Large Capital Growth Fund

Jeffrey C. Constantino: Russell 1000 Growth Index

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

MSIM

Portfolio Manager Compensation Structure

 Morgan Stanley’s compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as deferred cash under the Adviser’s Investment Management Alignment Plan (“IMAP”), as an equity-based award or it may be granted under other plans as determined annually by Morgan Stanley’s Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

●	IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine incentive compensation, which can vary by portfolio management team and circumstances. These factors include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The investment performance of the funds/accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

PineBridge

Conflicts of Interest

PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of

PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.

Compensation

Compensation for all PineBridge Investments portfolio managers consists of both a salary and a bonus component. The Salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.

SAAMCo

Compensation.

SAAMCo portfolio managers’ compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary, and is generally based on the portfolio manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the fund’s performance, the individual’s performance and the organizational performance of AIG in the current compensation period. In addition, SAAMCo may award long-term incentive compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria. SAAMCo believes its compensation program is adequate to incentivize portfolio managers and analysts to seek maximum performance within risk parameters described in the Funds’ prospectuses.

T. Rowe Price

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio.

Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider ofinvestment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation

Portfolio Manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over one, three, five, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index, although other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as those presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other Portfolio Managers, working effectively with and mentoring T. Rowe Price’s younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long term success and are highly valued. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring other; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including Portfolio Managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all Portfolio Managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the Portfolio Manager.

Victory Capital

Conflicts of Interest

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Small Cap Aggressive Growth Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between the Fund and another account, raise conflict of interest issues. The Fund and Victory Capital have policies and procedures in place, including Victory Capital’s internal review process, that are intended to mitigate those conflicts.

Compensation

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.

Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Small Cap Aggressive Growth Fund, separate accounts, other investment companies and pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Each of the investment teams, or “franchises”, employed by Victory Capital (including RS Investments) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each investment team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or the Account relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Wellington Management

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Averill, Glazer, Masdea and Ms. Killian and Ms. Grimes also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and VALIC on behalf of each Fund. Wellington Management pays its Investment Professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended May 31, 2015.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison periods, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill, Glazer and Masdea and Ms. Grimes and Ms. Killian are Partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Science & Technology Fund	S&P North American Technology Sector (TR) Index
Value Fund	Russell 1000 Value Index

WellsCap

Conflicts of Interest

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys in order to provide Wells Capital Management with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Ownership of Portfolio Shares

As of May 31, 2016, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Funds had any ownership interest in a Fund that they managed.

PORTFOLIO TURNOVER

For the fiscal year ended May 31, 2016, the portfolio turnover rate of the Asset Allocation Fund decreased from the prior fiscal year from 131% to 102%. The change in the portfolio turnover rate was due to portfolio repositioning in response to central bank policies.

For the fiscal year ended May 31, 2016, the portfolio turnover rate of the Capital Conservation Fund decreased from the prior fiscal year from 193% to 71%. The change in the portfolio turnover rate was due to lower trading credit and securitized products.

For the fiscal year ended May 31, 2016, the portfolio turnover rate of the Global Real Estate Fund increased from the prior fiscal year from 44% to 71%. The change in the portfolio turnover rate was due to volatility in real estate securities stemming from the broader equity market volatility.

For the fiscal year ended May 31, 2016, the portfolio turnover rate of the Global Social Awareness Fund decreased from the prior fiscal year from 88% to 0%. The portfolio turnover rate declined year-over-year due to no changes in the socially-compliant list.

For the fiscal year ended May 31, 2016, the portfolio turnover rate of the International Equities Index Fund decreased from the prior fiscal year from 40% to 4%. The portfolio turnover rate declined year-over-year due to fewer changes in the underlying MSCI EAFE Index.

For the fiscal year ended May 31, 2016, the portfolio turnover rate of the International Government Bond Fund increased from the prior fiscal year from 43% to 95%. The change in the portfolio turnover rate was due to more active asset allocation, particularly in emerging markets.

For the fiscal year ended May 31, 2016, the portfolio turnover rate of the Mid Cap Strategic Growth Fund increased from the prior fiscal year from 47% to 95%. The change in the portfolio turnover rate was primarily due to a change in sub-adviser during the fiscal year.

PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Government Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Index Fund, the Small Cap Index Fund, the Nasdaq-100® Index Fund, the Blue Chip Growth Fund, and the Global Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, Dividend Value Fund, Growth & Income Fund, International Growth Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Health Sciences Fund, the Small Cap Fund, Science & Technology Fund and Growth Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. VC I normally enters into principal transactions directly with the issuer or the market-maker.

When VC I purchases or sells securities or futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When VC I purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When VC I purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Funds may, however, effect certain “riskless principal transactions” in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund’s portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe VC I can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or VC I with brokerage and research services, described below.

Commission Recapture Program:  A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in a commission recapture arrangement, provided the Portfolio Manager can still obtain the best price and execution for trades. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that it is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangement will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangement.

The following chart reflects commission recapture activity for the last three fiscal years ended May 31.

	Fiscal Year Ending	% of Average Net Assets	Fiscal Year Ending	% of Average Net Assets	Fiscal Year Ending	% of Average Net Assets
	05/31/2016	05/31/2016	05/31/2015	05/31/2015	05/31/2014	05/31/2014
Asset Allocation Fund	$3,345	0.00%	$ -	-	$1,823	0.00%
Blue Chip Growth Fund	5,997	0.00%	6,013	0.00%	6,120	0.00%
Broad Cap Value Income Fund	1,467	0.00%	2,815	0.00%	5,645	0.01%
Capital Conservation Fund	-	-	-	-	-	-
Core Equity Fund	958	0.00%	3,079	0.00%	5,746	0.00%
Dividend Value Fund	-	-	-	-	-	-
Dynamic Allocation Fund	-	-	-	-	-	-
Emerging Economies Fund	5,462	0.00%	18,692	0.00%	-	0.00%
Foreign Value Fund	6,248	0.00%	24,070	0.00%	11,110	0.00%
Global Real Estate Fund	18,917	0.00%	4,814	0.00%	3,695	0.00%
Global Social Awareness Fund	-	-	-	-	14,029	0.00%
Global Strategy Fund	45	0.00%	5,589	0.00%	4,416	0.00%
Government Money Market I Fund	-	-	-	-	-	-
Government Securities Fund	-	-	-	-	-	-
Growth Fund	-	-	-	-	-	-
Growth & Income Fund	860	0.00%	661	0.00%	119	0.00%
Health Sciences Fund	5,877	0.00%	6,357	0.00%	9,917	0.00%
Inflation Protected Fund	-	-	-	-	-	-
International Equities Index Fund	-	-	-	-	-	-
International Government Bond Fund	-	-	-	-	-	-
International Growth Fund	2,020	0.00%	1,599	0.00%	1,603	0.00%
Large Cap Core Fund	17,266	0.01%	15,697	0.01%	15,616	0.01%
Large Capital Growth Fund	9,877	0.00%	2,787	0.00%	6,958	0.00%
Mid Cap Index Fund	-	-	-	-	-	-
Mid Cap Strategic Growth Fund	16,292	0.01%	19,546	0.01%	20,541	0.01%
Nasdaq-100® Index Fund	-	-	-	-	-	-
Science & Technology Fund	69,523	0.01%	63,190	0.01%	62,172	0.01%
Small Cap Aggressive Growth Fund	-	-	-	-	-	-
Small Cap Fund	13,952	0.00%	21,195	0.01%	16,137	0.00%
Small Cap Index Fund	-	-	-	-	-	-
Small Cap Special Values Fund	9,824	0.00%	27,162	0.01%	2,161	0.00%
Small-Mid Growth Fund	6,896	0.01%	8,371	0.01%	976	0.00%
Stock Index Fund	-	-	-	-	-	-
Value Fund	426	0.00%	38	0.00%	307	0.00%

Research Services:  The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for VC I. The Sub-advisers will not cause VC I to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers’ overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser’s ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund affects securities transactions may be used by the Sub-advisers in servicing other clients as well as the Funds, and the Sub-advisers may not use all such services in managing the Funds. The Funds may benefit from research services obtained through securities transactions effected by the Sub-Advisers on behalf of their other clients.

Certain Funds’ Sub-advisers may obtain research from brokers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Sub-adviser to direct brokers to pool commissions that are generated from orders executed at that broker (for equity transactions on behalf of a Fund and other client accounts), and then periodically direct the broker to pay third-party research providers for research. The use of CSAs by a Sub-adviser is subject to the Sub-adviser’s best execution obligations to a Fund.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC I’s Board of Directors.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the last three fiscal years ended May 31. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.

2016 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker-Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Asset Allocation Fund	$ 145,251	-	0.00%	0.00%
Blue Chip Growth Fund	109,744	-	0.00%	0.00%
Broad Cap Value Income Fund	20,957	-	0.00%	0.00%
Capital Conservation Fund	-	-	0.00%	0.00%
Core Equity Fund	96,867	-	0.00%	0.00%
Dividend Value Fund	219,759	-	0.00%	0.00%
Dynamic Allocation Fund	-	-	0.00%	0.00%
Emerging Economies Fund	993,316	$ 5,903	0.59%	0.23%
Foreign Value Fund	458,877	-	0.00%	0.00%
Global Real Estate Fund	709,805	-	0.00%	0.00%
Global Social Awareness	14,696	-	0.00%	0.00%

Global Strategy Fund	71,851	-	0.00%	0.00%
Government Money Market I Fund	-	-	0.00%	0.00%
Government Securities Fund	-	-	0.00%	0.00%
Growth Fund	459,304	2,024	0.44%	0.03%
Growth & Income Fund	26,182	-	0.00%	0.00%
Health Sciences Fund	181,217	-	0.00%	0.00%
Inflation Protected Fund	-	-	0.00%	0.00%
International Equities Index Fund	43,718	-	0.00%	0.00%
International Government Bond Fund	-	-	0.00%	0.00%
International Growth Fund	442,706	-	2.98%	0.19%
Large Cap Core Fund	85,578	-	0.00%	0.00%
Large Capital Growth Fund	75,919	-	0.00%	0.00%
Mid Cap Index Fund	214,332	-	0.00%	0.00%
Mid Cap Strategic Growth Fund	342,357	-	0.00%	0.00%
Nasdaq-100® Index Fund	11,006	-	0.00%	0.00%
Science & Technology Fund	2,007,914	-	0.00%	0.00%
Small Cap Aggressive Growth Fund	200,620	-	0.00%	0.00%
Small Cap Fund	195,900	-	0.00%	0.00%
Small Cap Index Fund	96,175	-	0.00%	0.00%
Small Cap Special Values Fund	279,586	-	0.00%	0.00%
Small-Mid Growth Fund	100,997	1,238	1.23%	0.38%
Stock Index Fund	89,443	-	0.00%	0.00%
Value Fund	22,539	-	0.00%	0.00%

*	The affiliated broker-dealers that affected transactions with the indicated Funds were J.P. Morgan Securities, Inc., Nomura Securities and Wells Fargo Securities, LLC.

In addition, for the fiscal year ended May 31, 2016, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds’ Sub-advisers:

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers ($)	Dollar Amount of Commissions Directed to Research Providers ($)
Asset Allocation Fund	$ 505,816,370	$ 179,086
Blue Chip Growth Fund	32,353,087	3,731
Broad Cap Value Income Fund	23,647,539	18,463
Capital Conservation Fund	N/A	N/A
Core Equity Fund	196,170,288	93,736

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers ($)	Dollar Amount of Commissions Directed to Research Providers ($)
Dividend Value Fund	514,805,671	216,057
Dynamic Allocation Fund	0	0
Emerging Economies Fund	694,110,896	394,846
Foreign Value Fund	264,376,016	208,654
Global Real Estate Fund	466,994,416	498,620
Global Social Awareness Fund	502,313,375	265,267
Global Strategy Fund	80,523,328	31,645
Government Money Market I Fund	N/A	N/A
Government Securities Fund	N/A	N/A
Growth Fund	1,973,444,977	450,775
Growth & Income Fund	81,832,679	13,026
Health Sciences Fund	53,046,009	9,660
Inflation Protected Fund	N/A	N/A
International Equities Index Fund	966,819,755	658,974
International Government Bond Fund	N/A	N/A
International Growth Fund	386,438,198	424,923
Large Cap Core Fund	51,727,834	21,298
Large Capital Growth Fund	179,876,463	56,634
Mid Cap Index Fund	2,095,334,991	236,778
Mid Cap Strategic Growth Fund	193,672,715	116,757
Nasdaq-100® Index Fund	197,271,484	15,255
Science & Technology Fund	1,113,099,384	670,105
Small Cap Aggressive Growth Fund	206,043,356	176,639
Small Cap Fund	74,187,790	62,549
Small Cap Index Fund	716,940,550	107,146
Small Cap Special Values Fund	39,803,709	39,300
Small-Mid Growth Fund	120,902,801	80,440
Stock Index Fund	1,539,889,171	120,245
Value Fund	2,829,503	1,740

2015 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker-Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Asset Allocation Fund	$ 136,126	-	0.00%	0.00%
Blue Chip Growth Fund	114,722	-	0.00%	0.00%
Broad Cap Value Income Fund	16,503	-	0.00%	0.00%
Capital Conservation Fund	-	-	0.00%	0.00%
Core Equity Fund	120,960	-	0.00%	0.00%
Dividend Value Fund	174,908	-	0.00%	0.00%
Dynamic Allocation Fund	-	-	0.00%	0.00%
Emerging Economies Fund	1,285,077	$ 14,399	1.12%	2.01%
Foreign Value Fund	958,524	-	0.00%	0.00%
Global Real Estate Fund	563,943	-	0.00%	0.00%
Global Social Awareness	235,314	-	0.00%	0.00%

Global Strategy Fund	182,626	-	0.00%	0.00%
Government Money Market I Fund	-	-	0.00%	0.00%
Government Securities Fund	-	-	0.00%	0.00%
Growth Fund	492,020	-	0.00%	0.00%
Growth & Income Fund	26,239	127	0.48%	0.58%
Health Sciences Fund	148,490	-	0.00%	0.00%
Inflation Protected Fund	-	-	0.00%	0.00%
International Equities Index Fund	312,696	-	0.00%	0.00%
International Government Bond Fund	-	-	0.00%	0.00%
International Growth Fund	538,929	-	0.00%	0.00%
Large Cap Core Fund	91,562	-	0.00%	0.00%
Large Capital Growth Fund	123,078	-	0.00%	0.00%
Mid Cap Index Fund	160,502	-	0.00%	0.00%
Mid Cap Strategic Growth Fund	183,076	247	0.13%	0.04%
Nasdaq-100® Index Fund	10,167	-	0.00%	0.00%
Science & Technology Fund	1,214,791	-	0.00%	0.00%
Small Cap Aggressive Growth Fund	187,978	-	0.00%	0.00%
Small Cap Fund	219,554	-	0.00%	0.00%
Small Cap Index Fund	118,158	-	0.00%	0.00%
Small Cap Special Values Fund	307,741	-	0.00%	0.00%
Small-Mid Growth Fund	88,555	244	0.28%	0.68%
Stock Index Fund	102,813	-	0.00%	0.00%
Value Fund	25,262	-	0.00%	0.00%

*

The affiliated broker-dealers that affected transactions with the indicated Funds were Goldman Sachs & Co., J.P. Morgan Clearing Corp., Investment Technology Group, Inc., ITG Securities (HK), Ltd. and Morgan Stanley Co., Inc.

2014 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker-Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Asset Allocation Fund	$ 88,457	-	0.00%	0.00%
Blue Chip Growth Fund	122,569	-	0.00%	0.00%
Broad Cap Value Income Fund	21,726	-	0.00%	0.00%
Capital Conservation Fund	-	-	0.00%	0.00%
Core Equity Fund	159,391	-	0.00%	0.00%
Dividend Value Fund	153,526	-	0.00%	0.00%
Dynamic Allocation Fund	-	-	0.00%	0.00%
Emerging Economies Fund	1,048,389	9,477	0.90%	1.32%
Foreign Value Fund	767,397	-	0.00%	0.00%
Global Real Estate Fund	383,297	-	0.00%	0.00%
Global Social Awareness Fund	585,225	-	0.00%	0.00%
Global Strategy Fund	137,758	-	0.00%	0.00%
Government Money Market I Fund	-	-	0.00%	0.00%

Government Securities Fund	-	-	0.00%	0.00%
Growth Fund	404,540	-	0.00%	0.00%
Growth & Income Fund	187,047	3	0.00%	0.00%
Health Sciences Fund	305,453	-	0.00%	0.00%
Inflation Protected Fund	-	-	0.00%	0.00%
International Equities Index Fund	1,023,585	-	0.00%	0.00%
International Government Bond Fund	-	-	0.00%	0.00%
International Growth Fund	738,287	-	0.00%	0.00%
Large Cap Core Fund	109,031	-	0.00%	0.00%
Large Capital Growth Fund	397,703	-	0.00%	0.00%
Mid Cap Index Fund	99,976	-	0.00%	0.00%
Mid Cap Strategic Growth Fund	220,943	-	0.00%	0.00%
Nasdaq-100® Index Fund	4,617	-	0.00%	0.00%
Science & Technology Fund	1,280,220	-	0.00%	0.00%
Small Cap Aggressive Growth Fund	213,264	-	0.00%	0.00%
Small Cap Fund	230,053	-	0.00%	0.00%
Small Cap Index Fund	40,751	-	0.00%	0.00%
Small Cap Special Values Fund	379,386	-	0.00%	0.00%
Small-Mid Growth Fund	189,793	661	0.35%	0.32%
Stock Index Fund	88,815	-	0.00%	0.00%
Value Fund	29,748	-	0.00%	0.00%

*	The affiliated broker-dealers that affected transactions with the indicated Funds were J.P. Morgan Clearing Corp., Morgan Stanley Co., Inc. and First Clearing, LLC.

The following table sets forth the value of Funds’ holdings of securities of VC I’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2016.

Fund	Broker Dealer	Value (000’s)

Asset Allocation Fund	Bank of America Corp.	$ 193
	Bank of America Corp.	597
	Citigroup, Inc.	645
	Citigroup, Inc.	819
	Credit Suisse Group AG	188
	Deutsche Bank AG	376
	Goldman Sachs Group, Inc.	567
	JP Morgan Chase & Co.	1,212
	JP Morgan Chase & Co.	467
	Morgan Stanley	730
	State Street Corp.	36,467
	State Street Corp.	2,657
	Wells Fargo & Company	197
	Wells Fargo & Company	469
Blue Chip Growth Fund	Citigroup, Inc.	829
	JP Morgan Chase & Co.	666
	Morgan Stanley	6,799
	State Street Corp.	10,147
	T. Rowe Price Investment Services, Inc.	2,451

Broad Cap Value Income Fund	Bank of America Corp.	1,033
	JP Morgan Chase & Co.	1,129
	State Street Corp.	318
	State Street Corp.	2,376
Capital Conservation Fund	Bank of America Corp.	1,900
	Barclays PLC	7
	Citigroup, Inc.	1,950
	Credit Suisse Group AG	954
	Deutsche Bank AG	757
	Goldman Sachs Group, Inc.	1,585
	JP Morgan Chase & Co.	1,474
	JP Morgan Chase & Co.	307
	Morgan Stanley	2,065
	State Street Corp.	19,195
	State Street Corp.	1,646
Core Equity Fund	Bank of America Corp.	5,257
	Citigroup, Inc.	5,310
	Goldman Sachs Group, Inc.	2,654
	JP Morgan Chase & Co.	9,180
	Morgan Stanley	497
	State Street Corp.	1,528
	State Street Corp.	4,516
Dividend Value Fund	Bank of America Corp.	8,372
	Citigroup, Inc.	7,386
	Goldman Sachs Group, Inc.	2,840
	JP Morgan Chase & Co.	12,968
	Morgan Stanley	3,995
	State Street Corp.	12,815
	State Street Corp.	18,508
	Wells Fargo & Company	10,979
Emerging Economies Fund	State Street Corp.	2,180
	State Street Corp.	12,811
Foreign Value Fund	Barclays PLC	8,425
	BNP Paribas	17,828
	Credit Suisse Group AG	9,881
	HSBC Holdings PLC	10,837
	Societe General	4,145
	State Street Corp.	93,133
	State Street Corp.	110
	UBS AG	1,984
Global Real Estate Fund	State Street Corp.	12,533
	State Street Corp.	5,621
Global Social Awareness Fund	Goldman Sachs Group, Inc.	819
	Nomura Holdings, Inc.	138
	State Street Corp.	3,892
	State Street Corp.	13,660
Global Strategy Fund	Barclays PLC	2,763
	Citigroup, Inc.	4,256
	Credit Suisse Group AG	2,477

	JP Morgan Chase & Co.	5,203
	Morgan Stanley	2,372
	State Street Corp.	23,166
	State Street Corp.	23,903
Government Money Market I Fund	Royal Bank of Canada	7,700
	State Street Corp.	5,271
Government Securities Fund	Citigroup, Inc.	580
	Goldman Sachs Group, Inc.	347
	Morgan Stanley	318
	State Street Corp.	6,148
	State Street Corp.	117
	UBS AG	447
Growth & Income Fund	Bank of America Corp.	1,400
	Citigroup, Inc.	1,561
	Goldman Sachs Group, Inc.	270
	Morgan Stanley	840
	State Street Corp.	703
	State Street Corp.	846
Growth Fund	JP Morgan Chase & Co.	3,898
	State Street Corp.	5,527
	State Street Corp.	28,972
Health Sciences Fund	State Street Corp.	43,054
	T. Rowe Price Investment Services, Inc.	9,072
Inflation Protected Fund	Bank of America Corp.	3,455
	Bank of America Corp.	1,181
	Barclays PLC	2,444
	Citigroup, Inc.	9,475
	Citigroup, Inc.	567
	Goldman Sachs Group, Inc.	5,085
	Goldman Sachs Group, Inc.	763
	JP Morgan Chase & Co.	11,156
	JP Morgan Chase & Co.	831
	Morgan Stanley	11,401
	State Street Corp.	10,689
	State Street Corp.	1,602
	UBS AG	524
	Wells Fargo & Company	4,051
	Wells Fargo & Company	1,060
International Equities Index Fund	Barclays PLC	3,361
	Deutsche Bank AG	1,857
	Nomura Holdings, Inc.	2,144
	State Street Corp.	9,177
	State Street Corp.	95,025
	UBS AG	4,257
International Government Bond Fund	State Street Corp.	3,849
	State Street Corp.	3,412
International Growth Fund	Barclays PLC	1,114
	State Street Corp.	36,483
	State Street Corp.	12,544
	UBS AG	5,107

Large Cap Core Fund	Citigroup, Inc.	4,795
	JP Morgan Chase & Co.	4,467
	Morgan Stanley	2,458
	State Street Corp.	2,359
	State Street Corp.	1,708
Large Capital Growth Fund	State Street Corp.	2,936
Mid Cap Index Fund	State Street Corp.	19,557
	State Street Corp.	125,519
Mid Cap Strategic Growth Fund	State Street Corp.	104
	State Street Corp.	9,303
Nasdaq-100 Index Fund	State Street Corp.	6,690
	State Street Corp.	7,483
Science & Technology Fund	State Street Corp.	4,601
	State Street Corp.	54,364
	T. Rowe Price Investment Services, Inc.	21,586
Small Cap Aggressive Growth Fund	State Street Corp.	720
	State Street Corp.	17,557
Small Cap Fund	State Street Corp.	3,350
	State Street Corp.	20,708
	T. Rowe Price Investment Services, Inc.	872
Small Cap Index Fund	State Street Corp.	104,559
	State Street Corp.	20,318
Small Cap Special Values Fund	State Street Corp.	16,261
	State Street Corp.	5,270
Small-Mid Growth Fund	State Street Corp.	11,398
Stock Index Fund	Bank of America Corp.	34,047
	Goldman Sachs Group, Inc.	13,966
	State Street Corp.	41,783
	State Street Corp.	13,907
	Wells Fargo & Company	52,239
Value Fund	Citigroup, Inc.	2,365
	Goldman Sachs Group, Inc.	1,042
	JP Morgan Chase & Co.	4,334
	State Street Corp.	1,867
	State Street Corp.	2,287

Occasions may arise when one or more of the Funds, or other accounts that may be considered affiliated persons of the Funds under the 1940 Act, desire to purchase or sell the same portfolio security at approximately the same time. In such event, generally, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser pursuant to written procedures In some cases, this system may adversely effect the price or size of the position obtainable for the Funds. However, the Funds may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. A Sub-adviser will not engage in a transaction as described above unless, in the Sub-adviser’s opinion, the results of the transaction will, on the whole, be in the best interest of the Fund.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. Pursuant to a Distribution Agreement, ACS acts without remuneration as VC I’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context (the “Distribution Agreement”). Under the terms of the Distribution Agreement, each Fund pays for, among other expenses, all expenses of the offering of its shares incurred in connection with (1) the registration of the Fund or the registration or qualification of the Fund’s shares for offer or sale under the federal securities laws and the securities laws of any state or other jurisdiction in which the Fund’s shares are offered; (2) printing and distributing the Fund’s prospectuses to existing participants as required under the federal securities laws and applicable securities laws of any state or other jurisdiction; and (3) preparation, printing and distribution of proxy statements, notices and reports; and (4) issuance of the Fund’s shares, including share issue and transfer taxes.

ACS, or one of its affiliates, pays all expenses incurred by it attributable to any activity primarily intended to result in the sale of shares of the Funds and in connection with the performance of distribution duties or will promptly reimburse the Funds for all expenses in connection with (1) printing and distributing prospectuses utilized in marketing the Funds to eligible purchasers; (2) preparation, printing and distribution of advertising and sales literature for the use in the offering of the Funds’ shares and printing and distribution of reports to purchasers and/or participants used as sales literature; (3) qualification of ACS as a distributor or broker or dealer under applicable federal and state securities laws; (4) any investment program of the Funds, including the reinvestment of dividends and capital gains distributions, to the extent such expenses exceed the Funds’ normal cost of issuing its shares; and all other expenses in connection with offering for sale and sale of the Funds’ shares, which have not been specifically allocated to the Funds. The Funds do not compensate ACS for services provided under the Distribution Agreement. The distribution agreement between ACS and VC I provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of Directors of VC I, or (ii) by vote of a majority of VC I’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC I’s Directors who are not “interested persons” (as defined in the 1940 Act) of VC I by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Directors of VC I or by a vote of a majority of the outstanding voting securities of VC I, or by ACS, on sixty days’ written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders.

VC I normally redeems Fund shares for cash. Although VC I, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in VC I portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), VC I, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC I has committed to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC I’s net asset value. This election is irrevocable while Rule 18f-2 is in effect, unless the SEC by order permits the withdrawal of the election. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund’s outstanding shares at such time.

DETERMINATION OF NET ASSET VALUE

Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading. The Board is responsible for the share valuation prices and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee which is responsible for, among other things, making certain determinations in connection with the Funds’ fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of the Funds. A description of the pricing procedures that are generally used to value the securities held by a Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Bonds and debentures, other debt securities, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers. Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Senior secured floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded. Option contracts traded over the counter will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Option contracts on swaps (“Swaptions”) and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a Board-approved pricing service. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a Board-approved pricing service. Swap contracts traded over the counter will be valued at a mid-valuation provided by a Board approved pricing service. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate.

For the Government Money Market I Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Government Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Government Money Market I Fund’s market-based net asset value per share deviates from the its amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board of Directors. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

A Fund’s liabilities, including proper accruals of expense times, are deducted from total assets. The net asset value of each Fund is divided by the total number of shares outstanding to arrive at the net asset value per share.

ACCOUNTING AND TAX TREATMENT

Under the Internal Revenue Code (the “Code”), each Fund is treated as a separate regulated investment company if qualification requirements are met. To qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, and franchise or withholding tax liabilities.

So long as a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains (calculated before deductions for dividends paid) distributed to shareholders as ordinary income dividends or capital gain dividends, provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net exempt interest income for the taxable year. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year; various remedial opportunities may be available. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the holder would remain subject to taxation thereafter even if the contract later becomes adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.

A Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain tax qualified pension and retirement plans. A variable contract must meet certain diversification requirements in order to maintain its favorable tax status. In particular, a separate account backing a variable contract may not invest more than 55% of its assets in the securities of any one issuer, or 70% in two issuers, 80% in three, or 90% in four. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers If shares of a Fund are not sold outside of the very limited group consisting of separate accounts backing variable contracts, tax qualified retirement plans, and a few other specialized categories, then in making the diversification test the separate account backing the contract is treated as owning its proportional share of the assets of the Fund; this makes the diversification test relatively easy to meet. If the shares are owned outside the permitted group, then the Fund itself is the issuer of securities owned by the separate account and the diversification test may be much harder to meet. Failure to meet the diversification requirements has the unfavorable tax consequences described in the last sentence of the fourth paragraph of this section. In addition, if the owner of a variable contract has too much investment power over the investments in the separate account which backs the contract, the owner will be taxed currently on the income earned under his or her contract.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.

Since the shares of the Funds are offered only in connection with the Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the Contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Contracts, see the Prospectus for such Contracts. Purchasers of the Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.

A Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by a Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

REITs in which Funds invest may hold residual interests in real estate mortgage investment conduits (“REMICs”). Certain types of income received by these Funds from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Funds, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Fund.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of a Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A passive foreign investment company (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Fund’s taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

OTHER INFORMATION

Shareholder Reports

Annual Reports containing audited financial statements of VC I and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. VC I’s Annual Report dated May 31, 2016 is incorporated by reference into this Statement of Additional Information.

Voting and Other Rights

VC I has an authorized capitalization of 29 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 34 classes comprising 750 million to 1 billion shares each. Each of the 34 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly, by voting their units. The way participants vote their units depends on their Contract or Plan. See your Contract prospectus or Plan document for specific details When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require VC I to hold regular, annual shareholder meetings. However, VC I must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on VC I’s Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares of all of the Funds vote to have this meeting. Then, to remove a Director at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

VC I will assist in shareholder communications.

Control Persons and Principal Holders of Securities

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders, Contract owners and beneficiaries.

At August 31, 2016, VALIC, a stock life insurance company organized under the laws of the state of Texas with an address of 2929 Allen Parkway, Houston, Texas 77019, American General Life Insurance Company, a stock life insurance company organized under the laws of the state of Texas with an address of 2727-A Allen Parkway, Houston, Texas 77019 (“AGL”), and The United States Life Insurance Company in the City of New York, a stock life insurance company organized under laws of the state of New York with an address of One World Financial Center, 200 Liberty Street, New York, New York 10281 (“USL”) through their insurance company separate accounts, and the VALIC Conservative Growth Fund(“VCG”), VALIC Moderate Growth Fund (“VMG”), VALIC Aggressive Growth Fund (“VAG”) and VALIC Dynamic Allocation Fund(“VDA”) each an independent fund, with an address of 2929 Allen Parkway, Houston, Texas 77019, each of which is managed as a “fund of funds” for which VALIC serves as investment adviser, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

	VALIC	AGL	USL	VCG	VMG	VAG	VDA
Asset Allocation Fund	100.00%	-	-	-	-	-	-
Blue Chip Growth Fund	93.08%	*	-	*	*	*	*
Broad Cap Value Income Fund	81.67%	-	-	-	-	-	18.33%
Capital Conservation Fund	73.78%	-	-	6.15%	10.95%	*	6.39%
Core Equity Fund	100.00%	-	-	-	-	-	-
Dividend Value Fund	92.00%	-	-	*	*	*	*
Dynamic Allocation Fund	99.65%	*	-	-	-	-	-
Emerging Economies Fund	96.23%	*	*	*	*	*	*
Foreign Value Fund	90.74%	*	-	*	*	*	*
Global Real Estate Fund	70.24%	-	-	*	15.29%	10.36%	*
Global Social Awareness Fund	99.95%	*	-	-	-	-	-
Global Strategy Fund	100.00%	-	-	-	-	-	-
Government Money Market I Fund	93.88%	6.12%	-	-	-	-	-
Government Securities Fund	73.26%	*	-	7.29%	8.05%	*	5.75%
Growth Fund	98.84%	-	-	-	-	-	*
Growth & Income Fund	93.56%	*	-	-	-	-	*
Health Sciences Fund	99.99%	*	-	-	-	-	-
Inflation Protected Fund	94.97%	-	-	*	*	*	*
International Equities Index Fund	89.68%	*	*	*	*	*	*
International Government Bond Fund	98.19%	-	-	*	*	*	*
International Growth Fund	87.57%	-	-	*	5.20%	*	*
Large Cap Core Fund	94.66%	-	-	-	-	-	5.34%
Large Capital Growth Fund	97.94%	-	-	-	-	-	*
Mid Cap Index Fund	97.19%	*	*	*	*	*	*
Mid Cap Strategic Growth Fund	95.45%	-	-	*	*	*	-
Nasdaq-100® Index Fund	91.46%	*	*	*	*	*	-
Science & Technology Fund	98.09%	*	*	*	*	*	-
Small Cap Aggressive Growth Fund	100.00%	-	-	-	-	-	-
Small Cap Fund	100.00%	-	-	-	-	-	-
Small Cap Index Fund	90.95%	*	*	*	*	*	-
Small Cap Special Values Fund	83.89%	-	-	*	8.31%	5.55%	-
Small-Mid Growth Fund	100.00%	-	-	-	-	-	-
Stock Index Fund	94.39%	*	*	*	*	*	*
Value Fund	82.81%	-	-	*	*	*	9.47%

*Less than 5% ownership.

As of August 31, 2016, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, IRAs and Plans. None of these other shareholders owned of record more than 5% of any Fund’s outstanding shares.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility

VC I has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SAAMCo, VC I’s administrator, and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and its shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of SAAMCo’s Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person who oversees sub-advisers or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. The Fund generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

●	Vote on a case-by-case basis on proposals to increase authorized common stock;
●	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;
●	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);
●	Vote on a case-by-case basis regarding merger and acquisition matters;
●	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;* and
●	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of VALIC, SAAMCo, the Fund’s principal underwriter, or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records.    The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov, or can be obtained, without charge, upon request, by calling (800) 858-8850.

Board Reporting.    The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

* The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

Proxy Voting Records

ISS maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Board of Directors of VC I has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures generally prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Adviser or its affiliates except under certain circumstances. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC I does not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis.

VC I makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) to seventy (70) days after the end of VC I’s fiscal quarter. In addition, the Fund’s complete holdings information will be made available on the Fund’s website on a monthly basis. The Funds’ holdings at the end of each month will be posted approximately 30 days after the month end. With respect to the Government Money Market I Fund, as required by Rule 2a-7, the Fund intends to make complete portfolio holdings information as of the last business day of each month available on the Fund’s website at https://www.valic.com/money-market-funds-d3_3240_717149.html no later than five (5) business days after month-end. This monthly portfolio holdings information required by Rule 2a-7 will be available on the Fund’s website for at least six months after posting. In addition, the portfolio securities for the Government Money Market I Fund are disclosed on a monthly basis on Form N-MFP as filed with the SEC five (5) business days following the month end.

In addition, VC I generally makes publicly available, on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information may be made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VC I’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by VC I’s legal department. VC I and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC I’s chief compliance officer and/or the Adviser’s legal counsel are/is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC I and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

Non-public holdings information may be provided to VC I’s service providers on an as-needed basis in connection with the services provided to the Funds of VC I by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Funds’ adviser, VALIC, and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Board. The entities to which VC I provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds of VC I are required to maintain the confidentiality of the information provided.

VC I’s chief compliance officer and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds’ participants and the Funds’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation or useful to the Funds’ participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Directors of VC I, the Board reviews a report detailing third parties to whom the Funds’ portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a Sub-adviser is engaged to assume sub-advisory duties of a Fund, VC I routinely discloses portfolio holdings information to such Sub-adviser prior to its assumption of duties. VC I does not receive any compensation or other consideration from these arrangements for the release of the Funds’ portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds’ holdings: (1) PricewaterhouseCoopers, LLP (“PwC”), the Independent Registered Public Accountants; (2) Institutional Shareholder Services (“ISS”), a proxy voting service provider; (3) State Street Bank & Trust Company, Custodian; (4) Zeno Consulting Group and ITG, brokerage transaction analysis; (5) Morningstar, Lipper and Bloomberg LLP, database services; (6) RR Donnelley, financial printer, (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners (d/b/a “Diligent”), Board of Directors materials; (9) Fluent Technologies, marketing materials; (10) Finadium, LLC, securities lending consultant; and (11) Ernst & Young LLP, tax accountants. PwC is provided with entire portfolio holdings information during periods in which it reviews shareholder reports and regulatory filings, and does not publicly disclose this information. ISS receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds’ portfolio holdings information as the Funds’ custodian and does not publicly disclose this information. Zeno Consulting Group and ITG receive portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and do not publicly disclose this information. Lipper receives portfolio holdings information within 20 days of each month end and makes certain information available approximately 30 days after its receipt. Morningstar receives portfolio holdings information approximately 35 days after each month end and makes information available through Morningstar Direct to subscribers approximately one week after its receipt. Bloomberg receives portfolio holdings information for each Fund on a monthly basis, approximately 45 days after the month end and makes information available to subscribers of Bloomberg’s databases within 1 to 14 days of its receipt. RR Donnelley has access to portfolio holdings information approximately 30 days after the Funds’ fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds’ release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information. Finadium receives portfolio holdings information as necessary to render securities lending consulting services and does not publicly disclose this information.

In addition, Wellington Management discloses the portfolio holdings of the Fund it manages to the following third parties in connection with the services it provides to the Fund (subject to confidentiality agreements between Wellington Management and such third parties):

●	Bloomberg LP provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

●	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

●

Copal Partners (UK) Limited performs certain investment guideline monitoring and coding activities, in addition to analytical and reporting functions on behalf of Wellington Management and has access to holdings information on a daily basis.

●	FactSet Research Systems, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

●	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

●	Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

●	MSCI, Inc provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

●	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

●	Wellington Management and receives portfolio holdings information on a daily basis.

●	Syntel Inc. performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Disclosure of market-based net asset values

On each business day, the Government Money Market I Fund will post its market-based net asset value per share (“market-based NAV”) for the prior business day on its website at https://www.valic.com/money-market-funds-d3_3240_717149.html. The market-based NAV will be calculated using current market quotations (or an appropriate substitute that reflects current market conditions) to value its net asset value per share to four decimal places.

The market-based NAV will be provided for informational purposes only. For purposes of transactions in the shares of the Government Money Market I Fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the Fund’s prospectus and SAI.

Index Funds

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular Fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company’s publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index(es) or any data included in the index(es). Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index(es) or any data included therein, or any security (or combination thereof) comprising the index(es). Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without means or limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index(es) or any data or any security (or combination thereof) included therein.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to VC I or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400® Index Fund to track general stock market performance. S&P has no obligation to take the need of VC I or VC I’s participants into consideration in determining, composing or calculating the S&P 500® Index or S&P Mid Cap 400® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the series company from the use of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® are trade or service marks of The NASDAQ Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by VC I. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

Supplemental Information about the Index Funds

The Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund (collectively, the “Index Funds”) each seek to provide investment results that closely correspond to the performance of the Index Fund’s respective target index. Both VALIC and SAAMCo, the investment adviser and sub-adviser to the Index Funds, respectively, are indirect wholly-owned subsidiaries of American International Group, Inc. (“AIG”). The Index Funds are permitted to trade in AIG stock to the extent AIG stock is represented in the target index.

Custodian

Pursuant to a Custodian Contract with VC I, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC I as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC I, and performing other administrative duties, all as directed by persons authorized by VC I. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC I. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories approved by VC I’s Board. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.

State Street also acts as the VC I’s securities lending agent and receives a share of the income generated by such activities.

Principal Underwriter

The Funds’ principal underwriter is AIG Capital Services, Inc. (“ACS”), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. ACS is an affiliate of VALIC.

Independent Registered Public Accounting Firm

The Board of Directors has selected PricewaterhouseCoopers, LLP, to serve as the Independent Registered Public Accounting firm of VC I.

MANAGEMENT OF VC I

The following table lists the Directors and officers of VC I, their ages, current position(s) held with VC I, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is 2929 Allen Parkway, Houston, Texas 77019. Directors who are not deemed to be “interested persons” of VC I as defined in the 1940 Act are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of VC I is referred to as “Interested Director.” Directors and officers of VC I are also directors or trustees and officers of some or all of the other investment companies managed or advised by VALIC, administered by SAAMCo and distributed by ACS, and/or other affiliates of VALIC.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
THOMAS J. BROWN AGE: 70	Director	2005-Present	Retired.	49	Trustee, Virtus Series Fund (2011-Present).
DR. JUDITH L. CRAVEN AGE: 70	Director	1998-Present	Retired.	77

Director, A.G. Belo Corporation, a media company (1992-2014); Director, SYSCO Corporation, a food marketing and distribution company (1996-Present); Director, Luby’s Restaurant (1998-Present); Director, Hilton Hotel (1998-2011).

WILLIAM F. DEVIN Chairman, July 2005 AGE: 77	Director and Chairman	2001-Present	Retired.	77	Director, Boston Options Exchange (2001-2011)

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
DR. TIMOTHY J. EBNER AGE: 67	Director	1998-Present	Professor and Head— Department of Neuroscience (1980-Present), and Visscher Chair—Physiology (1999-Present), University of Minnesota; Scientific Director, Society for Research on the Cerebellum (2008-Present); and President-Elect, American Medical School of Neuroscience Department Chairs (2011-Present).	49	Trustee, Minnesota Medical Foundation (2003-2013).
JUDGE GUSTAVO E. GONZALES, JR. AGE: 76	Director	1998-Present	Attorney At Law, Criminal Defense and General Practice (2004-Present). Retired, Municipal Court Judge, City of Dallas, trial court – criminal jurisdiction (since 2004).	49	N/A
KENNETH J. LAVERY AGE: 66	Director	2001-Present	Retired, Vice President, Massachusetts Capital Resource Company (1982-2013).	49	N/A
DR. JOHN E. MAUPIN, JR. AGE: 69	Director	1998-Present	Retired; President, Morehouse School of Medicine, Atlanta, Georgia (2006-2014).	49

Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corporation, rehabilitation health care services (2004-Present); Director, Regions Financial Corp., bank holding company (2007-Present);

INTERESTED DIRECTOR

Name and Age	Position Held With Fund[1]	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held By Director[3]
PETER A. HARBECK[4] Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: 62	Director	2001-Present	President, CEO and Director, SAAMCo (1995-Present); Director, AIG Capital Services, Inc. (“ACS”) (1993-Present); and Chairman, Advisor Group. (2004-Present).	137	N/A

1	Directors serve until their successors are duly elected and qualified.
2

The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. The Fund Complex includes VC I (34 funds), VALIC Company II (“VC II”) (15 funds), SunAmerica Specialty Series (7 funds), SunAmerica Money Market Fund, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), and Season Series Trust (20 portfolios).

3

Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act, other than those listed under the preceding column.

4

Mr. Harbeck is considered to be an interested Director because he serves as President, CEO and Director, SAAMCo; Director, ACS; and Chairman, President and CEO, affiliates of the Adviser, and Advisor Group, Inc., which was an affiliate of the Adviser until May 6, 2016.

OFFICERS

Name and Age	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
GREGORY N. BRESSLER Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: 49	Vice President	2005-Present	Senior Vice President and General Counsel (2005-Present); and Assistant Secretary (2013-Present), SAAMCo.	N/A	N/A
KATHLEEN O. FUENTES Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 47	Vice President, Chief Legal Officer and Secretary	2015-Present	Vice President and Deputy General Counsel, SAAMCo (2006-Present).	N/A	N/A
JOHN T. GENOY Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 47	President and Principal Executive Officer	2014-Present	Chief Financial Officer (2002-Present), Senior Vice President (2004-Present), Chief Operating Officer (2006-Present) and Director (2014-Present), SAAMCo.	N/A	N/A
MATTHEW J. HACKETHAL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 AGE: 44	Acting Chief Compliance Officer; Anti-Money Laundering (“AML”) Compliance Officer	2007-Present	Acting Chief Compliance Officer (2016-present); Chief Compliance Officer, SAAMCo (2006-Present); and Vice President (2011-Present), SAAMCo.	N/A	N/A
GREGORY R. KINGSTON AGE: 50	Treasurer and Principal Financial Officer	2000-Present	Vice President, SAAMCo (2001-Present) and Head of Mutual Fund Administration (2014-Present).	N/A	N/A
DONNA MCMANUS Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 55	Vice President and Assistant Treasurer	2014-Present	Vice President, SAAMCo (2014-Present); Managing Director, BNY Mellon (2009-2014).	N/A	N/A
JOHN PACKS 99 High Street Boston, Massachusetts 02110 AGE: 60	Vice President and Senior Investment Officer	2001-Present	Senior Investment Officer, VALIC (2001-2013); Senior Vice President (2008-Present), SAAMCo.	N/A	N/A
SHAWN PARRY Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 44	Vice President and Assistant Treasurer	2014-Present	Vice President (2014-Present) and Assistant Vice President (2010-2014), SAAMCo; and Product Manager (2009-2010), Invesco Advisers, Inc.	N/A	N/A
THOMAS M. WARD AGE: 49	Vice President	2008-Present	Vice President (2009-Present) and Director (2005-2009), VALIC; Vice President, VALIC Financial Advisors, Inc. (2009-Present).	N/A	N/A

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

Overall responsibility for oversight of the VC I funds (“VALIC Funds”) rests with the Board of Directors (the “Board”). The VALIC Funds have engaged VALIC as the investment adviser (“Adviser”) which oversees the day-to-day operations of the VALIC Funds and have engaged Sub-advisers who manage the Funds’ assets on a day-to-day basis. The VALIC Funds have also engaged SAAMCo as the VALIC Funds’ administrator. The Board is responsible for overseeing VALIC, SAAMCo and the Sub-advisers and any other service providers in the operations of the VALIC Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, VC I’s Articles of Incorporation and By-laws and the VALIC Funds’ investment objectives and strategies. The Board is presently composed of eight members, seven of whom are Independent Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Directors also meet at least quarterly in executive session, at which no Director who is an interested person is present. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Devin, an Independent Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, SAAMCo, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The VALIC Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC and SAAMCo, who carry out the Funds’ investment management and business affairs, and also by the Funds’ Sub-advisers and other service providers in connection with the services they provide to the Funds. Each of VALIC, SAAMCo, the Sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the VALIC Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, VALIC, SAAMCo, the Sub-advisers and the Funds’ other service providers (including the Funds’ distributor and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, VALIC, the Sub-advisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. The Board has also considered the contributions that each Director can make to the Board and the VALIC Funds. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the VALIC Funds and the other funds/portfolios in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Thomas J. Brown. Mr. Brown has served as Director since 2005. Mr. Brown is also the Chairman of the Audit Committee and serves as the Audit Committee Financial Expert and as a member of each of the Brokerage Committee and Governance Committee. An “Audit Committee Financial Expert” is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. Mr. Brown is a retired Chief Operating Officer and Chief Financial Officer of American General Asset Management, and previously was the Treasurer and CFO of the North American Funds. Mr. Brown also has substantial experience serving on boards of other mutual fund complexes, and is currently a trustee of Virtus Series Fund.

Dr. Judith L. Craven. Dr. Craven has served as Director since 1998. Dr. Craven is also the Chairman of the Compliance and Ethics Committee and serves as a member of both the Audit and the Governance Committees. Dr. Craven is a retired administrator, and has held numerous executive and directorship positions within the healthcare industry. Dr. Craven has substantial experience serving on local, state, and national boards, and is currently a director of Luby’s Restaurant, and Sysco Corporation, among other organizations.

William F. Devin. Mr. Devin has served as Director since 2001 and as Chairman of the Board since 2005. Mr. Devin also serves as a member of each of the Audit, the Brokerage, the Compliance and Ethics and the Governance Committees. Mr. Devin has approximately thirty years’ executive experience at Fidelity Investments. Mr. Devin’s experience includes Fidelity Capital Markets where he was responsible for all trading involving retail and institutional accounts, and retired as Executive Vice President in 1996. Mr. Devin is the founder and former Chairman of the National Organization of Investment Professionals.

Dr. Timothy J. Ebner. Dr. Ebner has served as Director since 1998. Dr. Ebner is also the Chairman of the Brokerage Committee and serves as a member of each of the Audit, the Compliance and Ethics and the Governance Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.

Judge Gustavo E. Gonzales, Jr. Judge Gonzales has served as Director since 1998. Judge Gonzales also serves a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Judge Gonzales has extensive experience practicing law with a litigation emphasis on criminal defense, as well as general practice. He is formerly the Judge of Municipal Court No. 5 in Dallas, Texas. Judge Gonzales also currently serves on the advisory board to Dallas Catholic Charities, Immigration and Legal Division, and volunteers at Dallas LaVoz del Anciano.

Peter A. Harbeck. Mr. Harbeck is President and Chief Executive Officer of SAAMCo and President, Chief Executive Officer and Chairman of Advisor Group, Inc. As President and Chief Executive Officer, Mr. Harbeck is responsible for all of SAAMCo’s mutual fund businesses. During his over twenty-year tenure at SAAMCo, Mr. Harbeck has held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards, and currently sits on the Board of Governors for the Investment Company Institute.

Kenneth J. Lavery. Mr. Lavery has served as Director since 2001. Mr. Lavery is also the Chairman of the Governance Committee and serves as a member of each of the Audit, the Brokerage and the Compliance and Ethics Committees. Mr. Lavery is a retired Vice President of Massachusetts Capital Resource Company at which he had thirty years’ experience. Mr. Lavery also has substantial experience serving on the boards of other mutual funds and fund complexes, and has both board and executive experience at other organizations.

Dr. John E. Maupin, Jr. Dr. Maupin has served as Director since 1998. Dr. Maupin also serves as a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Dr. Maupin is the

retired President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin also currently serves on the boards of LifePoint Hospitals, Inc., HealthSouth Corporation, and Regions Financials, Inc.

Effective January 1, 2016, for all VC I and VC II funds, Independent Directors and Trustees receive an annual retainer of $120,000 (Chairman receives an additional $55,000 retainer) and a meeting fee of $11,000 for each Board meeting and $4,000 for each Board meeting conducted by telephone. Audit Committee, Brokerage Committee, Compliance and Ethics Committee and Governance Committee members receive $2,500 for each meeting attended held in conjunction with a Board Meeting. The Audit Committee chair, also the Audit Committee Financial Expert, receives a retainer of $35,000. The Governance Committee chair receives a retainer of $25,000, the Compliance and Ethics Committee chair receives a retainer of $12,500, and the Brokerage Committee chair receives a retainer of $12,500.

The Audit Committee is comprised of all Independent Directors with Mr. Brown as Chairman and Mr. Brown serving as the “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the VALIC Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the VALIC Funds’ financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services and it is comprised of Mr. Brown, Dr. Ebner and Dr. Maupin. During the VC I fiscal year ended May 31, 2016, the Audit Committee held 4 meetings.

The Governance Committee is comprised of all Independent Directors, with Mr. Lavery as Chairperson. The Governance Committee recommends to the Board nominees for Independent Director membership, reviews governance procedures and Board composition, and periodically reviews Director compensation. The VALIC Funds do not have a standing compensation committee. During the VC I fiscal year ended May 31, 2016, the Governance Committee held 3 meetings.

The Brokerage Committee is comprised of Dr. Ebner (Chairman), Mr. Brown, Mr. Devin, Judge Gonzales, Mr. Lavery and Dr. Maupin. The Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the VC I fiscal year ended May 31, 2016, the Brokerage Committee held 2 meetings.

The Compliance and Ethics Committee is comprised of Ms. Craven (Chairperson), Dr. Ebner, Judge Gonzales, Mr. Lavery and Dr. Maupin. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Offices as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the VC I fiscal year ended May 31, 2016, the Compliance and Ethics Committee held 1 meeting.

The Independent Directors are reimbursed for certain out-of-pocket expenses by VC I. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May  31, 2016.

Director Ownership of Shares

The following tables show the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
William F. Devin	0	0
Dr. Timothy J. Ebner	0	0
Judge Gustavo E. Gonzales, Jr.	0	0
Kenneth J. Lavery	0	0
Dr. John E. Maupin, Jr.	0	0

[1]	Includes the value of shares beneficially owned by each Director in VC I as of December 31, 2015.
[2]	Includes VC I (34 series) and VC II (15 series).

INTERESTED DIRECTOR

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[2]

Peter A. Harbeck	$0	$0

[1]	Includes the value of shares beneficially owned by the Interested Director in VC I as of December 31, 2015.
[2]	Includes VC I (34 series) and VC II (15 series).

As of December 31, 2015, no Independent Directors or any of their immediate family members owned beneficially or of record any securities in VALIC or ACS or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Independent Directors

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2016. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

Compensation Table

Fiscal Year Ended May 31, 2016

Name of Director(1)	Aggregate Compensation from Series Company	Total Compensation From Fund Complex Paid to Directors

Mr. Thomas J. Brown	$ 138,900	$ 235,500
Dr. Judith L. Craven(2)	123,900	381,941
Mr. William Devin(2)	150,900	417,531
Dr. Timothy Ebner(3)	107,865	182,644
Judge Gustavo E. Gonzales(3)	107,460	182,700
Mr. Kenneth J. Lavery	134,400	228,000
Dr. John E. Maupin, Jr.	119,400	203,000

(1)	Directors receive no pension or retirement benefits from the Funds or any other Funds in the complex.
(2)

Includes VC I, VC II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Series, Inc., SunAmerica Specialty Series, SunAmerica Money Market Funds, Inc. and Anchor Series Trust.

(3)

Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2016, the current value of the deferred compensation is $397,461 and $283,753 for Dr. Ebner and Judge Gonzales, respectively.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to VC I, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

At a meeting held on October 25-26, 2010, the Board of Directors revised the Fund’s retirement policy age of 75 to provide for a Director to request an additional year of eligibility as a Director if requested by the age of 74 1⁄2, subject to approval by the Board, up to an additional maximum of five additional years (to age 80).

APPENDIX A

DESCRIPTION OF CREDIT RATING SYMBOLS AND DEFINITIONS

Moody’s Investors Service, Inc.

Global Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa: Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Global Short-Term Ratings

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Ratings Group

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

●	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
●	Nature of and provisions of the obligation;
●

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation, are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

Standard & Poor’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. These categories are as follows:

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Active Qualifiers (Currently applied and/or outstanding)

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

P: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by

Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
●

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

●

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

●

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities.

pr: The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings, Inc.

Long-Term Credit Ratings

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”). At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

† Table of the Relationship between Performing and Non-performing Corporate Obligations in Low Speculative Grade (Recovery Ratings are discussed in their own section)

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Obligation Rating	Performing Obligation	Non-performing Obligation
B Category	Default risk is commensurate with an Issuer Default Rating (“IDR”) in the ranges “BB” to “C”. For issuers with an IDR below “B”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.	The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of “RR1”.

For issuers with an IDR above “B”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

Default risk is commensurate with an IDR in the ranges “B” to “C”.

CCC Category

Default risk is commensurate with an IDR in the ranges “B” to “C”.

For issuers with an IDR below “CCC”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “CCC”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

Default risk is commensurate with an IDR in the ranges “B” to “C”.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of “RR2”.
CC Category

For issuers with an IDR below “CC”, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.

For issuers with an IDR above “CC”, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of “RR3”.

Default risk is commensurate with an IDR in the ranges “B” to “C”.
C Category	The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.	The obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of “RR4”, “RR5” or “RR6”.

Short-Term Credit Ratings

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk

Default is a real possibility.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default

Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B

INVESTMENT PRACTICES

For ease of reference, this table reflects the investment practices in which the Funds may engage indirectly or with respect to the Dynamic Allocation Fund, either indirectly or directly. In the event of any discrepancy between this Appendix B and the disclosure contained in the Prospectus and SAI, the latter shall control.

	Asset Allocation	Blue Chip Growth	Broad Cap Value Income	Capital Conservation	Core Equity	Dividend Value	Dynamic Allocation	Emerging Economies	Foreign Value	Global Real Estate	Global Social Awareness	Global Strategy
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	N	Y	Y	Y	Y	Y	N	Y	Y	N
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Depositary Receipts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Equity Securities	Y	Y	Y (>=80%)	Y(10%)	Y(>=80%)	Y	Y	Y(>=80%)	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	Y(>=80%)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks - Mid-Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks - Small Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred Stocks	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Warrants/rights	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y	Y(10%)	Y(5%)	Y(75%)	Y	Y	Y	Y(20%)	Y(10%)	Y	Y	Y(50%)
Inflation indexed bonds	Y	N	N	N	N	N	Y	N	Y	Y	N	Y
Junk bonds	Y	Y (5%)	Y(5%)	N	N	Y	Y	Y(5%)	Y(5%)	Y(10%)	N	Y(30%)*
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(35%)	Y(20%)	Y(20%)	Y(20%)	Y(35%)	Y(35%)	Y	Y(100%)	Y(>=80%)	Y (75%)	Y(75%)	Y(100%)
Equity securities	Y	Y	Y	N	Y	Y	Y	Y(>=80%)	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	Y	Y	N	Y(20%)	Y	Y	Y	Y	Y	Y	Y	Y(50%)
Hybrid Instruments	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)
IPOs	N	Y	Y	N	Y	Y	Y	Y	N	Y	N	N
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y(15%)	Y	N	Y(15%)	Y	Y	Y	Y	N	Y	Y	N
Master Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

* The Fund may invest up to 30% of its total assets in junk bonds but no more than 10% of its total assets in defaulted debt securities.

APPENDIX B

INVESTMENT PRACTICES

	Asset Allocation	Blue Chip Growth	Broad Cap Value Income	Capital Conservation	Core Equity	Dividend Value	Dynamic Allocation	Emerging Economies	Foreign Value	Global Real Estate	Global Social Awareness	Global Strategy
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	Y	N	Y(5%)	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
CMOs	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs.	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	N	Y	Y	Y	N	Y	Y	Y	N	N	Y
Options and Futures Contracts	Y	Y(25%)	N	Y	Y(10)%	Y	Y	Y(20%)	Y	Y	Y	Y(5%)
Options on securities/indexes	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Writing/purchasing covered call/put options	Y	Y	N	Y	Y(25%)	Y	Y	Y	Y	Y	Y	Y
Futures contracts	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Options on futures contracts	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	N	Y	N	Y	N	N	Y	Y	Y	Y	N	Y
Unlisted options	N	Y	N	Y	Y	N	Y	Y	Y	Y	N	Y
Other Investment Companies (and ETFs)	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Privately Placed Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y(15%)	Y	Y	Y	Y	Y(10%)	Y	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y(25%)	Y	Y	Y	Y
Reverse Repurchase Agreements	N	Y	Y	N	Y	N	Y	Y	Y	Y	N	Y
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Short Sales (Other than against the box)	Y(5%)	N	N	Y(5%)	N	N	Y	N	N	Y	N	N
Swap Agreements	Y	N	Y(5%)	Y(5%)	N	N	Y	Y(20%)	Y(5%)	Y	N	Y
Credit default swaps	Y(10%)	N	N	Y	N	N	Y	N	N	Y	N	Y
Currency exchange rate swaps	Y	N	N	Y	N	N	Y	Y	N	Y	N	Y
Interest rate swaps	Y	N	N	Y	N	N	Y	Y	N	Y	N	Y
Total return swaps (equity)	N	N	Y	N	N	N	Y	Y	Y	Y	N	Y
Unseasoned Issuers	Y (10%)	Y	N	Y (10%)	N	Y	Y	Y	Y	Y	N	Y
When-Issued (delayed-delivery) securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Government Securities	Growth	Growth & Income	Health Sciences	Inflation Protected	International Equities Index	International Government Bond	International Growth	Large Cap Core	Large Capital Growth	Mid Cap Index
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	N	Y	Y	Y	Y	Y	N	Y	Y	Y	N
Depositary Receipts	Y	Y	Y	Y(20%)	Y	Y	Y	Y	Y	Y(25%)	Y
Equity Securities	Y	Y	Y	Y(>=80%)	Y	Y(>=80%)	Y	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)	Y(>=80%)	Y
Common Stocks - Mid-Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)
Common Stocks - Small Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred Stocks	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
Warrants/rights	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y(>=80%)	Y	Y	Y	Y(>=80%)	Y	Y(>=65%)	Y	Y(20%)	Y	Y
Inflation indexed bonds	N	N	N	N	Y	N	Y*	N	Y	N	N
Junk bonds	N	N	N	N	Y(10%)	N	Y	Y	Y(20%)	N	N
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(20%) (U.S. dollar denom.)	Y(20%)	Y(35%)	Y(35%)	Y(30%)	Y(>=80%)	Y(>=80%)	Y(>=80%)	Y(20%)	Y(25%)	Y(20%)
Equity securities	Y	Y	Y	Y	Y	Y(>=80%)	Y	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	N	Y	N	Y	Y	Y	Y	Y(20%)	Y(20%)	Y	N
Hybrid Instruments	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(5%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)
IPOs	N	Y	Y	Y	N	N	N	Y	Y	Y	N
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Master Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

* With respect to the International Government Bond Fund, the fund’s investments are limited to inflation indexed bonds of foreign government/issuers.

APPENDIX B

INVESTMENT PRACTICES

	Government Securities	Growth	Growth & Income	Health Sciences	Inflation Protected	International Equities Index	International Government Bond	International Growth	Large Cap Core	Large Capital Growth	Mid Cap Index
Mortgage Related Securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y

CMOs	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	N	N	N	Y	N	N	N	Y	N	N
Options and Futures Contracts	Y	Y	Y	Y(25%)	Y	Y	Y	Y	Y	Y(25%)	Y
Options on securities/indexes	Y	Y	Y	Y	Y	Y	Y	Y	Y(5%)	Y	Y
Writing/purchasing covered call/put options	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Futures contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Options on futures contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
OTC Options	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N
Unlisted options	Y	N	Y	Y	Y	Y	Y	N	Y	Y	N
Other Investment Companies (and ETFs)	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Privately Placed Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	N	N	N	Y	Y	N	N	Y	Y	Y	N
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Other than Against the Box)	N	N	N	N	N	N	N	N	N	N	N
Swap Agreements	Y(5%)	N	N	N	Y(5%)	N	Y	Y	Y	Y	Y
Credit default swaps	Y	N	N	N	N	N	N	Y	N	N	N
Currency exchange rate swaps	Y	N	N	N	Y	N	Y	Y	Y	Y	N
Interest rate swaps	Y	N	N	N	Y	N	Y	Y	Y	Y	N
Total return swaps (equity)	N	N	N	N	Y	N	N	N	Y	N	N
Unseasoned Issuers	N	Y	N	Y	N	N	N	Y	Y	N	N
When-Issued (delayed-delivery) securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Mid Cap Strategic Growth	Government Money Market I	Nasdaq-100® Index	Science & Technology	Small Cap	Small Cap Aggressive Growth	Small Cap Index	Small Cap Special Values	Small-Mid Growth	Stock Index	Value
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	Y	N	N	Y	Y	Y	N	Y	Y	N	Y
Depositary Receipts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Equity Securities	Y	N	Y	Y (>=80%)	Y	Y	Y	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks - Mid-Cap Issuers	Y(>=80%)	N	Y	Y	Y	Y	Y	Y	Y(>=80%)	Y	Y
Common Stocks -Small Cap Issuers	Y	N	Y	Y	Y(>=80%)	Y(>=80%)	Y(>=80%)	Y(>=80%)		Y	Y
Preferred Stocks	Y	N	N	Y	Y	Y	N	Y	N	Y	Y
Warrants/rights	Y	N	Y	Y	Y	Y(15%)	Y	Y	Y	Y	Y
Eurodollar Obligations	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y	Y	Y	Y	Y	Y(20%)	Y	Y(20%)	Y(20%)	Y(35%)	Y
Inflation indexed bonds	N	N	N	N	N	N	N	Y	Y	Y	N
Junk bonds	N	N	N	N	Y (10%)	N	N	Y(5%)	N	N	Y
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(25%)	N	Y(20%)	Y(50%)	Y(30%)	Y(10%)	Y(20%)	Y(20%)	Y(20%)	Y(20%)	Y(25%)
Equity securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	Y	N	Y	Y(30%)	Y	Y(5%)	N	Y(20%)	Y(20%)	N	Y
Hybrid Instruments	Y(10%)	N	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y (15%)	Y (5%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)
IPOs	Y	N	N	Y	Y	Y	N	Y	Y	N	Y
Lending Portfolio Securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Master Limited Partnerships	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Mid Cap Strategic Growth	Government Money Market I	Nasdaq-100® Index	Science & Technology	Small Cap	Small Cap Aggressive Growth	Small Cap Index	Small Cap Special Values	Small-Mid Growth	Stock Index	Value
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMOs	N	N	Y	N	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs.	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	N	N	Y	N	Y	Y	Y	Y	Y	Y	Y
CMO residuals	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	N	N	N	N	Y	Y	N	Y	Y	N	N
Options and Futures Contracts	Y	N	Y	Y	Y(15%)	Y(15%)	Y	Y(20%)	Y(15%)	Y(33 1/3)	Y
Options on securities/indexes	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Writing/purchasing covered call/put options	Y	N	Y	Y(25%)	Y	Y	Y	Y	Y	Y	Y
Futures contracts	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y
Options on futures contracts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	Y	N	N	Y	Y	Y	N	Y	Y	N	Y
Unlisted options	Y	N	N	Y	Y	Y	N	Y	Y	N	N
Other Investment Companies (and ETFs)	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Privately Placed Securities	Y	Y	Y	Y	Y	Y	Y	Y(15%)	Y	Y	Y
Real Estate Securities & REITs	Y	N	Y	Y	Y	Y	Y	Y(10%)	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	Y	N	N	Y	Y	Y	N	Y	Y	N	N
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y(15%)	Y	Y	Y
Short Sales (Against the Box)	Y	N	Y	Y	Y	Y	Y	N	Y	Y	Y
Short Sales (Other than Against the Box)	N	N	N	N	N	N	N	N	N	N	N
Swap Agreements	N	N	Y	N	N	Y(5%)	N	Y(20%)	Y(10%)	N	Y(5%)
Credit default swaps	N	N	N	N	N	N	N	N	N	N	N
Currency exchange rate swaps	N	N	N	N	N	N	N	Y	Y	N	Y
Interest rate swaps	N	N	N	N	N	N	N	Y	Y	N	Y
Total return swaps (equity)	N	N	N	N	N	Y	N	Y	Y	N	Y
Unseasoned Issuers	N	N	N	Y	Y	Y	N	Y	Y	N	N
When-Issued (delayed-delivery) securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

VALIC COMPANY I

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a.	(1)	Articles of Incorporation. (7)
	(2)	Articles Supplementary to the Articles of Incorporation, effective April 10, 1990. (7)
	(3)	Articles Supplementary to the Articles of Incorporation, effective September 28, 1990. (7)
	(4)	Amendment One to the Articles of Incorporation, effective October 1, 1991. (7)
	(5)	Amendment Two to the Articles of Incorporation, effective May 1, 1992. (7)
	(6)	Articles Supplementary to the Articles of Incorporation, effective May 1, 1992. (7)
	(7)	Articles Supplementary to the Articles of Incorporation, effective January 20, 1994. (7)
	(8)	Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)
	(9)	Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)
	(10)	Articles Supplementary to the Articles of Incorporation, effective May 1, 1995. (7)
	(11)	Articles of Amendment to the Articles of Incorporation, effective October 1, 1997. (6)
	(12)	Restated Articles of Incorporation, effective December 31, 2001. (10)
	(13)	Articles of Amendment to the Articles of Incorporation, effective December 31, 2001. (11)
	(14)	Articles Supplementary to Restated Articles of Incorporation, effective September 29, 2004. (16)
	(15)	Articles of Amendment to the Articles of Incorporation, effective September 16, 2005. (18)
	(16)	Articles Supplementary to Restated Articles of Incorporation, effective September 19, 2005. (18)
	(17)	Articles of Amendment to the Articles of Incorporation, effective May 8, 2006. (20)
	(18)	Articles of Amendment to the Articles of Incorporation, effective October 1, 2007. (22)
	(19)	Articles of Amendment to the Articles of Incorporation, effective December 10, 2007. (24)
	(20)	Articles Supplementary to Articles of Incorporation, effective March 10, 2008. (27)
	(21)	Articles of Amendment to the Articles of Incorporation, effective March 10, 2008. (27)
	(22)	Articles of Amendment to the Articles of Incorporation, effective October 1, 2008. (28)
	(23)	Articles of Amendment to the Articles of Incorporation, effective May 1, 2009. (29)
	(24)	Articles of Amendment to the Articles of Incorporation, effective June 4, 2010. (30)
	(25)	Articles Supplementary to Articles of Incorporation, effective August 3, 2010. (31)
	(26)	Certificate of Correction, effective March 10, 2011. (33)
	(27)	Articles of Restatement, effective March 10, 2011. (33)
	(28)	Articles of Amendment to the Articles of Restatement, effective September 30, 2011. (33)
	(29) (30)	Articles Supplementary to Articles of Restatement, effective August14, 2012. (34) Articles of Amendment to the Articles of Incorporation, effective June 16, 2014. (38)
	(31)	FORM OF Articles of Amendment to the Articles of Incorporation, effective September 28, 2016. (Filed herewith)
b.	(1)	By-Laws as amended and restated, effective October 29, 1991. (7)
	(2)	Amended and Restated Bylaws, effective July 15, 2008. (28)
	(3)	Amended and Restated Bylaws, effective January 25, 2011. (33)

c.		Not Applicable.

d.	(1)	Investment Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and the Registrant, dated August 29, 2001, as amended on August 2, 2004. (15)
	(1)(a)	Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on October 2, 2004. (17)
	(1)(b)	Amendment No. 2 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2005. (19)

(1)(c)	Amendment No. 3 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 5, 2005. (19)
(1)(d)	Amendment No. 4 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on May 26, 2006. (20)
(1)(e)	Amendment No. 5 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2007. (22)
(1)(f)	Amendment No. 6 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 10, 2007. (24)
(1)(g)	Amendment No. 7 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on March 10, 2008. (26)
(1)(h)	Amendment No. 8 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on August 1, 2008. (28)
(1)(i)	Amendment No. 9 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended October 1, 2009. (29)
(1)(j)	Amendment No. 10 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended December 1, 2009. (30)
(1)(k)	Amendment No. 11 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended March 26, 2010. (30)
(1)(l)	Amendment No. 12 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended June 1, 2010. (30)
(1)(m)	Amendment No. 13 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended June 7, 2010. (30)
(1)(n)	FORM OF Amendment No. 14 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended December 19, 2012. (35)
(2)	Investment Sub-Advisory Agreement between VALIC and PineBridge Investments, LLC (formerly AIG Global Investment Corp.), dated March 26, 2010. (31)
(3)(a)	Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc., dated April 27, 2010. (31)
(3)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc., dated February 1, 2016. (Filed herewith)
(4)	Investment Sub-Advisory Agreement between VALIC and Franklin Portfolio Associates, LLC, dated June 21, 2004. (15)
(5)	Investment Sub-Advisory Agreement between VALIC and OppenheimerFunds, Inc., dated June 21, 2004. (15)
(6)(a)	Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated January 1, 2002. (11)
(6)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated December 20, 2004. (17)
(6)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated October 9, 2005. (31)
(6)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated October 31, 2007. (31)
(6)(e)	Amendment No. 4 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated August 10, 2009. (31)
(6)(f)	Amendment No. 5 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated June 1, 2010. (31)
(6)(g)	Amendment No. 6 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated June 7, 2010. (31)
(6)(h)	FORM OF Amendment No. 7 to Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated December 19, 2012. (35)
(6)(i)	Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., (Index Funds), dated March 26, 2010. (31)
(6)(j)	Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management, LLC. (Global Social Awareness Fund and International Equities Index Fund) dated June 16, 2014. (39)
(7)(a)	Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Science & Technology Fund), dated August 29, 2001. (8)
(7)(b)	Amendment No. 3 to the Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc., dated August 1, 2008. (28)

(7)(c)	Amendment No. 4 to the Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc., dated August 17, 2015. (40)
(8)	Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Founders/T. Rowe Small Cap Fund), dated August 29, 2001. (8)
(9)(a)	Investment Sub-Advisory Agreement between VALIC and Wellington Management Company LLP, dated August 29, 2001. (8)
(9)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP, dated January 1, 2002. (23)
(9)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP, dated April 23, 2003. (23)
(9)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Science & Technology Fund), dated January 29, 2007. (21)
(9)(e)	Amendment No. 4 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Science & Technology Fund), dated October 31, 2007. (33)
(9)(f)	Amendment No. 5 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Value Fund), dated March 14, 2011. (33)
(10)	Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (Large Capital Growth Fund), dated December 20, 2004. (17)
(10)(a)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (International Growth I Fund), dated June 20, 2005. (19)
(10)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc., dated October 31, 2007. (25)
(10)(c)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (Small Cap Fund & Real Estate Fund), dated March 10, 2008. (27)
(10)(d)	Investment Sub-Sub-Advisory Agreement between VALIC, A I M Capital Management, Inc., and INVESCO Institutional (N.A.), Inc., (Real Estate Fund), dated March 10, 2008. (27)
(10)(e)	Assignment and Assumption Agreement by Invesco Advisers, Inc. of the Investment Sub-Advisory Agreement between VALIC and Invesco Aim Capital Management, Inc. and the Investment Sub-Sub-Advisory Agreement between VALIC, Invesco Aim Capital Management, Inc., and INVESCO Institutional (N.A.), Inc., dated December 31, 2009. (31)
(10)(f)	Investment Sub-Sub-Advisory Agreement between VALIC, Invesco Advisers, Inc., and Invesco Asset Management Limited (Global Real Estate Fund), dated September 28, 2015. (40)
(11)	Investment Sub-Advisory Agreement between VALIC and Brazos Capital Investment Management (Mid Capital Growth Fund), dated December 20, 2004. (17)
(12)(a)	Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc. (Mid Capital Growth Fund), dated December 20, 2004. (17)
(12)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc., dated January 26, 2010. (31)
(13)(a)	Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (International Growth I Fund), dated June 20, 2005. (18)
(13)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (Large Capital Growth Fund), dated September 16, 2013. (36)
(13)(c)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (International Growth Fund), dated February 1, 2016. (Filed herewith)
(14)(a)	Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC (Science & Technology Fund), dated September 19, 2005. (18)
(14)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC, dated October 31, 2007. (33)
(14)(c)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and Allianz Global Investors U.S. LLC (formerly RCM Capital Management LLC), dated December 7, 2015. (Filed herewith)

(15)	Investment Sub-Advisory Agreement between VALIC and Barrow, Hanley, Mewhinney & Strauss, Inc. (Broad Cap Value Fund), dated December 5, 2005. (20)
(16)	Investment Sub-Advisory Agreement between VALIC and Evergreen Investment Management Company, LLC (Large Cap Core Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund), dated December 5, 2005. (20)
(17)(a)	Investment Sub-Advisory Agreement between VALIC and Franklin Advisers, Inc. (Global Strategy Fund), dated December 5, 2005. (20)
(17)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Franklin Advisers, Inc. (Global Strategy Fund) dated June 1, 2010. (31)
(18)	Investment Sub-Advisory Agreement between VALIC and Putnam Investment Management, LLC (Small Cap Special Values Fund, Global Equity Fund), dated August 3, 2007. (22)
(19)	Investment Sub-Advisory Agreement between VALIC and Templeton Global Advisers Limited (Foreign Value Fund), dated December 5, 2005. (20)
(20)(a)	Investment Sub-Advisory Agreement between VALIC and Templeton Investment Counsel, LLC (Global Strategy Fund), dated December 5, 2005. (20)
(20)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Templeton Investment Counsel, LLC (Global Strategy Fund), dated June 1, 2010. (31)
(21)	Investment Sub-Advisory Agreement between Bridgeway Capital Management, Inc. (Small Cap Fund) dated October 1, 2006. (20)
(22)(a)	Investment Sub-Advisory Agreement between VALIC and Wells Capital Management, Incorporated (Small Cap Aggressive Growth Fund), dated January 19, 2007. (21)
(22)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wells Capital Management, Incorporated (Small Cap Aggressive Growth Fund), dated October 31, 2007. (31)
(22)(c)	Assignment and Assumption Agreement by Wells Capital Management, Incorporated of the Investment Sub-Advisory Agreement between VALIC and Evergreen Investment Management Company, LLC dated April 1, 2010. (31)
(23)(a)	Investment Sub-Advisory Agreement between VALIC and BlackRock Investment Management, LLC (Core Equity Fund) dated March 5, 2007. (21)
(23)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and BlackRock Investment Management, LLC (Dividend Value Fund), dated June 7, 2010. (31)
(23)(c)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and BlackRock Investment Management, LLC (Dividend Value Fund), dated August 8, 2016. (Filed herewith)
(24)(a)	Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc., dated April 27, 2010. (31)
(24)(b)	Form of Transfer and Assumption Agreement of the Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc. to American Century Investment Management, Inc. effective July 16, 2010. (31)
(25)(a)	Investment Sub-Advisory Agreement between VALIC and Goldman Sachs Asset Management, L.P. (Real Estate Fund), dated March 10, 2008. (27)
(25)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Goldman Sachs Asset Management, L.P. (Small-Mid Growth Fund), dated August 19, 2013. (36)
(26)	Investment Sub-Advisory Agreement between VALIC and BlackRock Financial Management, Inc. (Global Equity Fund), dated September 14, 2009. (29)
(27)	Investment Sub-Advisory Agreement between VALIC and Dreman Value Management, LLC (Small Cap Special Values Fund), dated September 14, 2009. (29)
(28)	Investment Sub-Advisory Agreement between VALIC and Century Capital Management, LLC (Small-Mid Growth Fund), dated August 9, 2010. (31)
(29)(a)	Investment Sub-Advisory Agreement between VALIC and RS Investment Management Co., LLC (Small Cap Aggressive Growth Fund), dated August 22, 2011. (33)
(29)(b)	Investment Sub-Advisory Agreement between VALIC and Victory Capital Management Inc. (Small Cap Aggressive Growth Fund), dated July 29, 2016. (Filed herewith)
(30)(a)	Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (Emerging Economies Fund, formerly Global Equity Fund), dated October 1, 2011. (33)

	(30)(b)		Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (Government Securities Fund), dated November 14, 2011. (34)
	(30)(c)		Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment Management Inc. (Growth & Income Fund), dated September 16, 2013. (36)
	(31)		Investment Sub-Advisory Agreement between VALIC and Columbia Management Investment Advisers, LLC (Large Cap Core Fund), dated November 14, 2011. (34)
	(32)(a)		FORM OF Investment Sub-Advisory Agreement between VALIC and AllianceBernstein LP (Dynamic Allocation Fund), dated December 19, 2012. (35)
	(32)(b)		Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AllianceBernstein LP (Dynamic Allocation Fund), dated November 1, 2014. (40)
	(33)		Investment Sub-Advisory Agreement between VALIC and Janus Capital Management LLC (Mid Cap Strategic Growth Fund), dated December 7, 2015. (Filed herewith)

e.	(1)		Distribution Agreement between Registrant and American General Distributors, Inc., dated October 19, 2005. (20)

	(2)		Distribution Agreement between Registrant and SunAmerica Capital Services, Inc. dated June 29, 2013 (36)

f.			Not Applicable.

g.	(1)	(a)	Custodian Contract between Registrant and State Street Bank and Trust Company, dated January 27, 1994. (7)
		(b)	Custodian Fee Schedule between Registrant and State Street Bank and Trust Company. (6)
		(c)	Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company, dated October 30, 1995. (6)
		(d)	Amendment to Custodian Contract, dated October 18, 2000. (9)
		(e)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. (21)
		(f)	FORM OF Revised Appendix A, effective December 19, 2012, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. (35)
		(g)	Amendment and Revised Fee Schedule, effective November 13, 2013, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. (39)

	(2)	(a)	Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company effective December 1, 2008. (29)
		(b)	Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company dated June 9, 2011. (34)
		(c)	FORM OF Second Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company. (39)

h.	(1)	(a)	Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC, dated October 30, 2007. (24)
		(b)	Master Transfer Agency and Service Agreement between Registrant and VALIC, dated February 15, 2009. (29)
		(c)	FORM OF Revised Appendix A, effective December 19, 2012, to the Master Transfer Agency and Service Agreement between Registrant and VALIC, dated February 15, 2009. (35)
		(d)	Master Transfer Agency and Service Agreement between Registrant and VALIC Retirement Services Company, dated September 1, 2014. (39)

	(2)		Amended and Restated Accounting Services Agreement between Registrant and VALIC effective May 1, 2001. (8)

	(3)	(a)	Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp., dated October 30, 2007 (amended Schedule I effective March 10, 2008). (31)
		(b)	Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp., dated October 30, 2007 (amended Schedule I effective August 14, 2012). (34)
		(c)	FORM OF Revised Schedule I, effective December 19, 2012, to the Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp., dated October 30, 2007, with Schedule I amended March 10, 2008 and August 14, 2012. (35)

	(4)		Remote Access Service Agreement between Registrant and State Street Bank and Trust Company, dated August 18, 2003. (14)

	(5)	(a)	Expense Limitations Agreement between Registrant and VALIC effective October 1, 2016 through September 30, 2017. (Filed herewith)
		(b)	FORM OF Expense Limitation Agreement between Registrant, on behalf of the Dynamic Allocation Fund, and VALIC, dated December 19, 2012. (35)

	(6)	(a)	Fee Waiver Agreement between Registrant (Health Sciences Fund) and VALIC dated August 17, 2015. (40)
		(b)	Advisory Fee Waiver Agreement between Registrant (Growth Fund) and VALIC dated February 1, 2016. (Filed herewith)
		(c) i	Advisory Fee Waiver Agreement between Registrant (International Growth Fund) and VALIC dated February 1, 2016. (Filed herewith)
		(c) ii	Amended and Restated Advisory Fee Waiver Agreement between Registrant (International Growth Fund) and VALIC dated September 1, 2016. (Filed herewith)
		(d)	Fee Waiver Agreement between Registrant (Dynamic Allocation Fund) and VALIC dated June 1, 2016. (Filed herewith)

i.	(1)		Opinion and Consent of Venable, LLP – Dynamic Allocation Fund (35)

	(2)		Legal Opinion (36)

j.			Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers, LLP. (Filed herewith)

k.			Not Applicable.

l.			Not Applicable.

m.			Not Applicable.

n.			Not Applicable.

o.			Reserved.

p.	(1)		Code of Ethics – American Century Investment Management, Inc.(29)
	(2)		Code of Ethics – T. Rowe Price Associates, Inc. (39)
	(3)		Code of Ethics – Wellington Management Company, LLP (39)
	(4)		Code of Ethics – SunAmerica Asset Management Corp. (34)
	(5)		Code of Ethics – PineBridge Investments, LLC (formerly AIG Global Investment Corp. and Brazos Capital Management, L.P.) (33)
	(6)		Code of Ethics – OppenheimerFunds, Inc. (20)
	(7)		Code of Ethics – Invesco Advisers, Inc. (formerly Invesco Aim Capital Management, Inc.) (40)
	(8)		Code of Ethics – Morgan Stanley Asset Management Inc. (39)

	(9)	Code of Ethics – Massachusetts Financial Services Company (18)
	(10)	Code of Ethics – Allianz Global Investors U.S., LLC (formerly RCM Capital Management, LLC) (39)
	(11)	Code of Ethics – Barrow, Hanley, Mewhinney & Strauss, Inc. (33)
	(12)	Code of Ethics – Franklin Advisers, Inc. (19)
	(13)	Code of Ethics – Templeton Investment Counsel, LLC (19)
	(14)	Code of Ethics – Templeton Global Advisers Limited (19)
	(15)	Code of Ethics – Bridgeway Capital Management, Inc. (40)
	(16)	Code of Ethics – Wells Capital Management, Incorporated (31)
	(17)	Code of Ethics – BlackRock Investment Management, LLC and BlackRock Financial Management, Inc. (21)
	(18)	Code of Ethics – Goldman Sachs Asset Management, LP (26)
	(19)	Code of Ethics – Dreman Value Management, LLC (33)
	(20)	Code of Ethics – Century Capital Management, LLC (31)
	(21)	Code of Ethics – Tocqueville Asset Management, LP (34)
	(22)	Code of Ethics – AllianceBernstein, LP (40)
	(23)	Code of Ethics – Victory Capital Management Inc. (formerly RS Investment Management Co. LLC) (Filed herewith)
	(24)	Code of Ethics – Janus Capital Management LLC (Filed herewith)

q.		Powers of Attorney for Mr. Thomas J. Brown, Dr. Judith L. Craven, Mr. William Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Mr. Peter Harbeck, Mr. Kenneth Lavery and Dr. John E. Maupin, Jr. (Filed herewith)

Footnotes:

1. Incorporated by reference to the Registrant’s Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2.  Incorporated by reference to Post-Effective Amendment Number 15 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3.  Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4.  Incorporated by reference to Post-Effective Amendment Number 23 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5.  Incorporated by reference to Post-Effective Amendment Number 24 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (Accession No. 0000950129-96-002176).

6.  Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

7.  Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No. 0000950129-98-004009).

8.  Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No. 0000950129-01-503229).

9.  Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No. 0000719423-01-500030).

10.  Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No. 0000950129-02-000177).

11.   Incorporated by reference to Post-Effective Amendment Number 35 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2002 (File No. 2-83631/811-03737).

12.   Incorporated by reference to Post-Effective Amendment Number 36 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2002 (File No. 2-83631/811-03737).

13.   Incorporated by reference to Post-Effective Amendment Number 37 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 14, 2003 (File No. 2-83631/811-03737).

14.   Incorporated by reference to Post-Effective Amendment Number 38 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2003 (File No. 2-83631/811-03737).

15.  Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2004 (File No. 2-83631).

16.  Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 4, 2004 (File No. 2-83681).

17.  Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 20, 2004 (File No. 2-83681).

18.  Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 13, 2005 (File No. 2-83681).

19.  Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 20, 2005 (File No. 2-83681).

20.  Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2006 (File No. 2-83681).

21.  Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 19, 2007 (File No. 2-83681).

22.  Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 2007 (File No. 2-83681).

23.  Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 2, 2007 (File No. 2-83681).

24.  Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 5, 2007 (File No. 2-83681).

25.  Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 17, 2007 (File No. 2-83681).

26.     Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on March 7, 2008 (File No. 2-83681).

27.     Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 18, 2008 (File No. 2-83681).

28.     Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2008 (File No. 2-83681).

29.     Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2009 (File No. 2-83681).

30.     Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 26, 2010 (File No. 2-83681).

31.  Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2010 (File No. 2-83681).

32.  Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 18, 2011 (File No. 2-83681).

33.  Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 27, 2011 (File No. 2-83681).

34.  Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 20, 2012 (File No. 2-83681).

35.  Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 14, 2012 (File No. 2-83681).

36.  Incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2013 (File No. 2-83681).

37.  Incorporated by reference to Post-Effective Amendment No. 66 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 23, 2013 (File No. 2-83681).

38.  Incorporated by reference to Post-Effective Amendment No. 68 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 18, 2014 (File No. 2-83681).

39.  Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2014 (File No. 2-83681).

40.  Incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 24, 2015 (File No. 2-83681).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 30. INDEMNIFICATION

Article IX of the Registrant’s Restated Articles

(a)          The Corporation shall indemnify or advance any expenses to Directors and officers to the extent permitted or required by Section 2-418 of the Maryland General Corporation Law, provided, however, that the Corporation shall only be required to indemnify or advance expenses to any person pursuant to Section 2-418(j)(3) of the Maryland General Corporation Law to the extent specifically approved by resolution adopted by the Board of Directors.

(b)          The indemnification provided hereunder shall continue as to a person who has ceased to be a Director or officer, and shall inure to the benefit of the heirs, executors and administrators of such a person.

(c)          Nothing contained in this Article shall be construed to protect any Director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office (“Disabling Conduct”). The means for determining whether indemnification shall be made shall be (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Corporation nor parties to the proceeding (“Disinterested Non-Party Directors”), or (b) an independent legal counsel in a written opinion.

(d)          Nothing contained in this Article shall be construed to permit the advancement of legal expenses for the defense of a proceeding brought by the Corporation or its security holders against a Director or officer of the Corporation unless an undertaking is furnished by or on behalf of the Indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, and the Indemnitee complies with at least one of the following conditions: (i) the Indemnitee shall provide a security for his undertaking, (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

Article XI of the Registrant’s By-laws

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a Director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these Bylaws shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any indemnification or advance of expenses made pursuant to this Article XI shall be subject to applicable requirements of the Investment Company Act and of the charter of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article XI, nor the adoption or amendment of any other provision of the charter of the Corporation or these Bylaws inconsistent with this Article XI, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors’ & Officers’ Professional Liability Insurance Policy of $50 million in the aggregate.

Section 3 of the Investment Advisory Agreement (the “Agreement”) between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC’s directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption “Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Adviser” of the Statement of Additional Information which comprises Part B of the Registration Statement. Information concerning business and other connections of VALIC’s directors and officers is incorporated herein by reference to VALIC’s Form ADV (File no. 801-8138), which is currently on file with the SEC.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)

AIG Capital Services, Inc. (the “Distributor”), (formerly SunAmerica Capital Services, Inc.), acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, A.G. Separate Account A and VALIC Company II (“VC II”). The principal business address for all the officers and directors shown below is Harborside Financial Center 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

(b)	The following information is furnished with respect to each officer and director of the Distributor.

Name and Principal Business Address	Position and Offices With Underwriter AIG Capital Services, Inc.
Frank P. Curran	Vice President, Controller, Chief Financial Officer and Treasurer
John T. Genoy*	Vice President
Peter A. Harbeck	Director
Stephen A. Maginn	Director, Senior Vice President
James T. Nichols	Director, President and Chief Executive Officer
Virginia N. Puzon	Assistant Secretary
Christine A. Nixon	Secretary
Mallary L. Reznik	Vice President
Rebecca A. Snider	Chief Compliance Officer
Michael E. Treske	Chief Distribution Officer, Mutual Funds and Variable Annuities

*John T. Genoy also serves as President of the Registrant and VC II.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE ADVISER:

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, Texas 77019

THE CUSTODIAN:

The State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

THE ADMINISTRATOR:

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

AllianceBerstein LP

1345 Avenue of the Americas

New York, New York 10105

Allianz Global Investors U.S. LLC

555 Mission Street, Suite 1700

San Francisco, California 94105

American Century Investment Management Inc.

4500 Main Street

Kansas City, Missouri 64111

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue, 31st Floor

Dallas, Texas 75201-2671

BlackRock Investment Management, LLC

1 University Square Drive

Princeton, New Jersey 08540

Bridgeway Capital Management, Inc.

20 Greenway Plaza, Suite 450

Houston, Texas 77046

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403-1906

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, New York 10017

Janus Capital Management LLC

151 Detroit Street

Denver, Colorado 80206

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

PineBridge Investments LLC

399 Park Avenue

New York, New York 10022

SunAmerica Asset Management, LLC

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Templeton Global Advisors Limited

Lyford Cay, Nassau, Bahamas

Templeton Investment Counsel, LLC

300 SE 2nd Street

Fort Lauderdale, Florida 33301

Victory Capital Management Inc.

4900 Tiedman Road, 4th Floor

Brooklyn, Ohio 44144

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

Wells Capital Management Incorporated

525 Market Street

San Francisco, CA 94105

ITEM 34. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 74 (the “Amendment”) to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas, on the 23rd day of September 2016.

VALIC COMPANY I
(Registrant)

By:	/s/ JOHN T. GENOY
John T. Genoy
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ JOHN T. GENOY	President	September 23, 2016
John T. Genoy	(Principal Executive Officer)

/s/ GREGORY R. KINGSTON	Treasurer
Gregory R. Kingston	(Principal Financial Officer)	September 23, 2016

*	Director	September 23, 2016
Thomas J. Brown
*	Director	September 23, 2016
Judith Craven
*	Director	September 23, 2016
William F. Devin
*	Director	September 23, 2016
Timothy J. Ebner
*	Director	September 23, 2016
Gustavo E. Gonzales, Jr.
*	Director	September 23, 2016
Peter A. Harbeck
*	Director	September 23, 2016
Kenneth J. Lavery
*	Director	September 23, 2016
John E. Maupin, Jr.

*By:	/s/ KATHLEEN D. FUENTES
Kathleen D. Fuentes
Attorney-in-Fact

EXHIBIT INDEX

ITEM 28.

a(31)	FORM OF Articles of Amendment to the Articles of Incorporation, effective [September 28], 2016

d(3)(b)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc., dated February 1, 2016.

d(13)(c)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (International Growth Fund), dated February 1, 2016.

d(14)(c)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and Allianz Global Investors U.S. LLC (formerly RCM Capital Management LLC), dated December 7, 2015.

d(23)(c)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and BlackRock Investment Management, LLC (Dividend Value Fund), dated August 8, 2016

d(29)(b)	Investment Sub-Advisory Agreement between VALIC and Victory Capital Management Inc. (Small Cap Aggressive Growth Fund), dated July 29, 2016.

d(33)	Investment Sub-Advisory Agreement between VALIC and Janus Capital Management LLC (Mid Cap Strategic Growth Fund), dated December 7, 2015.

h(5)(a)	Expense Limitation Agreement between Registrant and VALIC effective October 1, 2016 through September 30, 2017

h(6)(b)	Advisory Fee Waiver Agreement between Registrant (Growth Fund) and VALIC dated February 1, 2016.

h(6)(c)i	Advisory Fee Waiver Agreement between Registrant (International Growth Fund) and VALIC dated February 1, 2016.

h(6)(c)ii	Amended and Restated Advisory Fee Waiver Agreement between Registrant (International Growth Fund) and VALIC dated September 1, 2016.

h(6)(d)	FORM OF Fee Waiver Agreement between Registrant (Dynamic Allocation Fund) and VALIC dated June 1, 2016.

j	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers, LLP

p(23)	Code of Ethics – Victory Capital Management Inc. (formerly RS Investment Management Co. LLC)

p(24)	Code of Ethics – Janus Capital Management LLC

q	Powers of Attorney